As filed with the Securities and Exchange Commission on July 27, 2015
Securities Act File No. 33-26305
Investment Company Act File No. 811-05742

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 472	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 474	☒
(Check appropriate box or boxes)

BLACKROCK FUNDSSM
(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway, Wilmington, Delaware 19809
United States of America
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (800) 441-7762

John M. Perlowski
BLACKROCK FUNDSSM
55 East 52nd Street
New York, New York 10055
United States of America
(Name and Address of Agent for Service)

Copies to:
Counsel for the Fund:
Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019--6018	Benjamin Archibald, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055
It is proposed that this filing will become effective (check appropriate box)
□    Immediately upon filing pursuant to paragraph (b)
☒    On July 29, 2015 pursuant to paragraph (b)
□    60 days after filing pursuant to paragraph (a)(1)
□    On (date) pursuant to paragraph (a)(1)
□    75 days after filing pursuant to paragraph (a)(2)
□    On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
□    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of beneficial interest, par value $0.001 per share.

JULY 29, 2015
Prospectus
BlackRock FundsSM  |  Investor and Institutional Shares
►	BlackRock Money Market Portfolio
Investor A: PINXX • Investor B: CIBXX • Investor C: BMCXX • Institutional: PNIXX
►	BlackRock U.S. Treasury Money Market Portfolio
Investor A: CUAXX • Institutional: PGIXX
►	BlackRock Municipal Money Market Portfolio
Investor A: CPAXX • Institutional: PNMXX
►	BlackRock New Jersey Municipal Money Market Portfolio
Investor A: CNJXX • Institutional: BNJXX
►	BlackRock North Carolina Municipal Money Market Portfolio
Investor A: CNAXX • Institutional: PNCXX
►	BlackRock Ohio Municipal Money Market Portfolio
Investor A: COHXX • Institutional: COIXX
►	BlackRock Pennsylvania Municipal Money Market Portfolio
Investor A: PENXX • Institutional: PPIXX
►	BlackRock Virginia Municipal Money Market Portfolio
Institutional: PVIXX
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Overview	Key facts and details about the Funds listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock Money Market Portfolio	3
	Key Facts About BlackRock U.S. Treasury Money Market Portfolio	8
	Key Facts About BlackRock Municipal Money Market Portfolio	12
	Key Facts About BlackRock New Jersey Municipal Money Market Portfolio	16
	Key Facts About BlackRock North Carolina Municipal Money Market Portfolio	20
	Key Facts About BlackRock Ohio Municipal Money Market Portfolio	24
	Key Facts About BlackRock Pennsylvania Municipal Money Market Portfolio	28
	Key Facts About BlackRock Virginia Municipal Money Market Portfolio	32

Details About the Funds	Information about how each Fund invests, including investment objectives, investment processes, principal strategies and risk factors
	How Each Fund Invests	36
	Investment Risks	43

Management of the Funds	Information about BlackRock
	BlackRock	60
	Conflicts of Interest	62
	Valuation of Fund Investments	63
	Dividends, Distributions and Taxes	63

Financial Highlights	Financial Performance of the Funds	66

General Information	Shareholder Documents	83
	Certain Fund Policies	83
	Statement of Additional Information	84

Glossary	Glossary of Investment Terms	85

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Money Market Portfolio
Investment Objective

The investment objective of BlackRock Money Market Portfolio (the “Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.43%	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[1]	0.23%	0.27%	0.14%	0.18%
Total Annual Fund Operating Expenses[2]	0.91%	1.70%	1.57%	0.61%
Fee Waivers and/or Expense Reimbursements[3]	(0.02)%	(0.21)%	(0.08)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.89%	1.49%	1.49%	0.42%

[1]	Other Expenses have been restated to reflect current fees.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Other Expenses to reflect current fees.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 60, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.89% (for Investor A Shares), 1.49% (for Investor B and Investor C Shares) and 0.42% (for Institutional Shares) until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$ 91	$288	$502	$1,118
Investor B Shares[1]	$152	$515	$903	$1,781 2/$1,6823/$1,991[4]
Investor C Shares[1]	$152	$488	$848	$1,861
Institutional Shares	$ 43	$176	$321	$ 744

[1]	These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor A, Investor B or Investor C Shares of the Fund received in an exchange transaction for Investor A, Investor B or Investor C Shares of a non-money market fund advised by BlackRock or its affiliates (each, a “Non-Money Market BlackRock Fund”) as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor A, Investor B or Investor C Shares of the Fund that are purchased from the Trust and not acquired by exchange.
[2]	Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of certain equity Non-Money Market BlackRock Funds).
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[3]	Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of certain fixed-income Non-Money Market BlackRock Funds).
[4]	Based on the conversion of Investor B Shares to Investor A Shares after ten years (applies to shares received in an exchange transaction for Investor B Shares of certain fixed-income Non-Money Market BlackRock Funds).
Principal Investment Strategies of the Fund

The Money Market Portfolio seeks to achieve its investment objective by investing in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.
The Fund may purchase variable and floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.
The Fund seeks to maintain a net asset value of $1.00 per share.
The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Asset-Backed Securities Risk — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
■	Financial Services Industry Risk — Because of its concentration in the financial services industry, the Fund will be more susceptible to any economic, business, political or other developments which generally affect this industry sector. As a result, the Fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations. The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.
■	Foreign Exposure Risk — Securities issued or supported by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
4

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
■	Variable and Floating Rate Instrument Risk — The absence of an active market for these instruments could make it difficult for the Fund to dispose of them if the issuer defaults.
Performance Information

The information shows you how the Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
5

Investor A Shares
ANNUAL TOTAL RETURNS
Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 1.18% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	0.00%	1.42%
BlackRock Money Market Portfolio — Investor B Shares
Return Before Taxes	0.00%	0.00%	1.21%
BlackRock Money Market Portfolio — Investor C Shares
Return Before Taxes	0.00%	0.00%	1.21%
BlackRock Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	0.00%	1.59%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.
Investment Manager

The Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
	Investor A Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
6

	Investor A Shares	Institutional Shares
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Information is not provided for Investor B and Investor C Shares of the Fund because Investor B and Investor C Shares are no longer being offered to new investors. Investor B and Investor C Shares are available upon exchange from Investor B or Investor C Shares of certain Non-Money Market BlackRock Funds.
Tax Information

The Money Market Portfolio’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
7

Fund Overview

Key Facts About BlackRock U.S. Treasury Money Market Portfolio
Investment Objective

The investment objective of BlackRock U.S. Treasury Money Market Portfolio (the “U.S. Treasury Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Treasury Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.16%	0.24%
Total Annual Fund Operating Expenses[2]	0.86%	0.69%
Fee Waivers and/or Expense Reimbursements[3]	——	(0.28)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.86%	0.41%

[1]	Other Expenses have been restated to reflect current fees.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Other Expenses to reflect current fees.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 60, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.88% (for Investor A Shares) and 0.41% (for Institutional Shares) until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the U.S. Treasury Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$88	$274	$477	$1,061
Institutional Shares	$42	$193	$356	$ 832

Principal Investment Strategies of the Fund

The U.S. Treasury Money Market Portfolio seeks to achieve its investment objective by investing 80% of its net assets in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.
The Fund may invest in U.S. Treasury Floating Rate Notes (FRNs). These are two-year notes issued by the U.S. Treasury that reset their interest rates on a weekly basis. At maturity, the face value of an FRN is paid to the note
8

holder.
The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
The Fund seeks to maintain a net asset value of $1.00 per share.
The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
■	Variable and Floating Rate Instrument Risk — The absence of an active market for these instruments could make it difficult for the Fund to dispose of them if the issuer defaults.
9

■	When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Performance Information

The information shows you how the U.S. Treasury Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Investor A Shares
ANNUAL TOTAL RETURNS
U.S. Treasury Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 1.16% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock U.S. Treasury Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	0.00%	1.22%
BlackRock U.S. Treasury Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	0.00%	1.34%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.
Investment Manager

The U.S. Treasury Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
10

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the U.S. Treasury Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
	Investor A Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Tax Information

The U.S. Treasury Money Market Portfolio’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the U.S. Treasury Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
11

Fund Overview

Key Facts About BlackRock Municipal Money Market Portfolio
Investment Objective

The investment objective of BlackRock Municipal Money Market Portfolio (the “Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.34%	0.31%
Total Annual Fund Operating Expenses[2]	1.04%	0.76%
Fee Waivers and/or Expense Reimbursements[3]	(0.15)%	(0.34)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.89%	0.42%

[1]	Other Expenses have been restated to reflect current fees.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Other Expenses to reflect current fees.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 60, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.89% (for Investor A Shares) and 0.42% (for Institutional Shares) until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Municipal Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$91	$316	$559	$1,257
Institutional Shares	$43	$209	$389	$ 910

Principal Investment Strategies of the Fund

The Municipal Money Market Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets in short-term obligations issued by or on behalf of states, possessions and territories of the United States, the District of Columbia, their respective political subdivisions and their agencies (“municipal securities”) and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and the Federal alternative minimum tax. The Fund intends to invest so that
12

less than 25% of its total assets are municipal securities of issuers located in the same state. The Fund may also invest in repurchase agreements and purchase and sale contracts.
The Fund seeks to maintain a net asset value of $1.00 per share.
The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to
13

state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
Performance Information

The information shows you how the Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Investor A Shares
ANNUAL TOTAL RETURNS
Municipal Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Municipal Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	0.00%	0.92%
BlackRock Municipal Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	0.01%	1.06%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.
Investment Manager

The Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
14

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Municipal Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
	Investor A Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Tax Information

The Municipal Money Market Portfolio anticipates that substantially all of its income dividends will be “exempt-interest dividends,” which are generally exempt from regular federal income taxes.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Municipal Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
15

Fund Overview

Key Facts About BlackRock New Jersey Municipal Money Market Portfolio
Investment Objective

The investment objective of BlackRock New Jersey Municipal Money Market Portfolio (the “New Jersey Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the New Jersey Municipal Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.54%	0.45%
Total Annual Fund Operating Expenses[2]	1.24%	0.90%
Fee Waivers and/or Expense Reimbursements[3]	(0.28)%	(0.51)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.96%	0.39%

[1]	Other Expenses have been restated to reflect current fees.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Other Expenses to reflect current fees.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 60, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.96% (for Investor A Shares) and 0.39% (for Institutional Shares) until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the New Jersey Municipal Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$98	$366	$654	$1,475
Institutional Shares	$40	$236	$449	$1,061

Principal Investment Strategies of the Fund

The New Jersey Municipal Money Market Portfolio seeks to achieve its investment objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the State of New Jersey or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes, including New Jersey
16

gross income tax (“New Jersey municipal securities”). The Fund normally invests at least 80% of its net assets in New Jersey municipal securities. In addition, the Fund normally invests at least 80% of its assets in New Jersey municipal securities and other obligations which, in bond counsel’s opinion, are statutorily free from state and local taxation under the laws of New Jersey or the U.S. in order to qualify as a “qualified investment fund” under New Jersey law. The Fund may also invest in repurchase agreements and purchase and sale contracts.
The Fund seeks to maintain a net asset value of $1.00 per share.
The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
17

■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in New Jersey municipal securities. As a result, the Fund is more exposed to risks affecting issuers of New Jersey municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on New Jersey municipal securities to be subject to state or local income taxation, or the value of New Jersey municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Performance Information

The information shows you how the New Jersey Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Investor A Shares
ANNUAL TOTAL RETURNS
New Jersey Municipal Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock New Jersey Municipal Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	0.00%	0.93%
BlackRock New Jersey Municipal Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	0.01%	1.07%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.
18

Investment Manager

The New Jersey Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the New Jersey Municipal Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
	Investor A Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Tax Information

The New Jersey Municipal Money Market Portfolio intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes and for purposes of New Jersey’s personal income tax and, in certain circumstances, local personal income tax.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the New Jersey Municipal Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
19

Fund Overview

Key Facts About BlackRock North Carolina Municipal Money Market Portfolio
Investment Objective

The investment objective of BlackRock North Carolina Municipal Money Market Portfolio (the “North Carolina Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the North Carolina Municipal Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	2.29%	0.28%
Total Annual Fund Operating Expenses	2.99%	0.73%
Fee Waivers and/or Expense Reimbursements[1]	(2.12)%	(0.43)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.87%	0.30%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 60, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.87% (for Investor A Shares) and 0.30% (for Institutional Shares) until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the North Carolina Municipal Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$89	$724	$1,385	$3,158
Institutional Shares	$31	$190	$ 364	$ 866

Principal Investment Strategies of the Fund

The North Carolina Municipal Money Market Portfolio seeks to achieve its investment objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the State of North Carolina or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“North Carolina municipal securities”). The Fund normally invests at least 80% of its net assets in North Carolina municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
20

The Fund seeks to maintain a net asset value of $1.00 per share.
The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in North Carolina municipal securities. As a result, the Fund is more exposed to risks affecting issuers of North Carolina municipal securities.
21

■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on North Carolina municipal securities to be subject to state or local income taxation, or the value of North Carolina municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Performance Information

The information shows you how the North Carolina Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Investor A Shares
ANNUAL TOTAL RETURNS
North Carolina Municipal Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock North Carolina Municipal Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	0.00%	0.91%
BlackRock North Carolina Municipal Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	0.00%	1.09%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.
Investment Manager

The North Carolina Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
22

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the North Carolina Municipal Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
	Investor A Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Tax Information

The North Carolina Municipal Money Market Portfolio intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes and for purposes of North Carolina’s personal income tax and, in certain circumstances, local personal income tax.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the North Carolina Municipal Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
23

Fund Overview

Key Facts About BlackRock Ohio Municipal Money Market Portfolio
Investment Objective

The investment objective of BlackRock Ohio Municipal Money Market Portfolio (the “Ohio Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Ohio Municipal Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.50% [1]	0.24%
Total Annual Fund Operating Expenses	1.20% [2]	0.69%
Fee Waivers and/or Expense Reimbursements[3]	(0.24)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.96%	0.39%

[1]	Other Expenses have been restated to reflect current fees.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 60, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.96% (for Investor A Shares) and 0.39% (for Institutional Shares) until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Ohio Municipal Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$98	$357	$637	$1,433
Institutional Shares	$40	$191	$354	$ 830

Principal Investment Strategies of the Fund

The Ohio Municipal Money Market Portfolio seeks to achieve its investment objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the State of Ohio or its agencies, political subdivisions or instrumentalities, or other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from Ohio personal income tax (“Ohio municipal securities”). The Fund normally
24

invests at least 80% of its net assets in Ohio municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
The Fund seeks to maintain a net asset value of $1.00 per share.
The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
25

■	State Specific Risk — The Fund will invest primarily in Ohio municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on Ohio municipal securities to be subject to state or local income taxation, or the value of Ohio municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Performance Information

The information shows you how the Ohio Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Investor A Shares
ANNUAL TOTAL RETURNS
Ohio Municipal Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Ohio Municipal Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	0.00%	0.99%
BlackRock Ohio Municipal Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	0.01%	1.13%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.
Investment Manager

The Ohio Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
26

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Ohio Municipal Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
	Investor A Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Tax Information

The Ohio Municipal Money Market Portfolio intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes and for purposes of Ohio’s personal income tax and, in certain circumstances, local personal income tax.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Ohio Municipal Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
27

Fund Overview

Key Facts About BlackRock Pennsylvania Municipal Money Market Portfolio
Investment Objective

The investment objective of BlackRock Pennsylvania Municipal Money Market Portfolio (the “Pennsylvania Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania personal income tax, as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Pennsylvania Municipal Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.59%	0.22%
Total Annual Fund Operating Expenses[2]	1.29%	0.67%
Fee Waivers and/or Expense Reimbursements[3]	(0.30)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.99%	0.42%

[1]	Other Expenses have been restated to reflect current fees.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Other Expenses to reflect current fees.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 60, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.99% (for Investor A Shares) and 0.42% (for Institutional Shares) until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Pennsylvania Municipal Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$101	$379	$679	$1,530
Institutional Shares	$ 43	$189	$348	$ 811

Principal Investment Strategies of the Fund

The Pennsylvania Municipal Money Market Portfolio seeks to achieve its investment objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the Commonwealth of Pennsylvania or its agencies, political subdivisions or instrumentalities, or other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from Pennsylvania personal income tax (“Pennsylvania
28

municipal securities”). The Fund normally invests at least 80% of its net assets in Pennsylvania municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
The Fund seeks to maintain a net asset value of $1.00 per share.
The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
29

■	State Specific Risk — The Fund will invest primarily in Pennsylvania municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Pennsylvania municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on Pennsylvania municipal securities to be subject to state or local income taxation, or the value of Pennsylvania municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Performance Information

The information shows you how the Pennsylvania Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Investor A Shares
ANNUAL TOTAL RETURNS
Pennsylvania Municipal Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Pennsylvania Municipal Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	0.00%	0.92%
BlackRock Pennsylvania Municipal Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	0.00%	1.04%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.
Investment Manager

The Pennsylvania Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
30

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Pennsylvania Municipal Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
	Investor A Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Tax Information

The Pennsylvania Municipal Money Market Portfolio intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes and for purposes of Pennsylvania’s personal income tax and, in certain circumstances, local personal income tax.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Pennsylvania Municipal Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
31

Fund Overview

Key Facts About BlackRock Virginia Municipal Money Market Portfolio
Investment Objective

The investment objective of BlackRock Virginia Municipal Money Market Portfolio (the “Virginia Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Virginia Municipal Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares[1]	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.61% [1]	0.61% [2]
Total Annual Fund Operating Expenses	1.31%	1.06% [3]
Fee Waivers and/or Expense Reimbursements[4]	(0.44)%	(0.76)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	0.87%	0.30%

[1]	Other Expenses are based on estimated amounts for the current fiscal year. There were no Investor A Shares in operation during the most recent fiscal year.
[2]	Other Expenses have been restated to reflect current fees.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.
[4]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 60, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.87% (for Investor A Shares) and 0.30% (for Institutional Shares) until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Virginia Municipal Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$89	$372	$676	$1,541
Institutional Shares	$31	$262	$511	$1,225

Principal Investment Strategies of the Fund

The Virginia Municipal Money Market Portfolio seeks to achieve its investment objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the Commonwealth of Virginia or its agencies, political subdivisions or instrumentalities, or other qualifying issuers, that pay interest that, in the opinion of bond
32

counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from taxation by the Commonwealth of Virginia (“Virginia municipal securities”). The Fund normally invests at least 80% of its net assets in Virginia municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
The Fund seeks to maintain a net asset value of $1.00 per share.
The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur
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costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Virginia municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Virginia municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on Virginia municipal securities to be subject to state or local income taxation, or the value of Virginia municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Performance Information

The information shows you how the Virginia Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. Because Investor A Shares have not been outstanding since March 12, 2002, the returns shown for Investor A Shares are based on the returns for the Institutional Shares, adjusted to reflect the fees and expenses of Investor A Shares. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Institutional Shares
ANNUAL TOTAL RETURNS
Virginia Municipal Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.87% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Virginia Municipal Money Market Portfolio — Investor A Shares
Return Before Taxes	0.01%	0.00%	0.89%
BlackRock Virginia Municipal Money Market Portfolio — Institutional Shares
Return Before Taxes	0.01%	0.01%	1.07%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.
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Investment Manager

The Virginia Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Virginia Municipal Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
	Investor A Shares[1]	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

1 Investor A Shares are currently not offered by the Fund.
Tax Information

The Virginia Municipal Money Market Portfolio intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes and for purposes of Virginia’s personal income tax and, in certain circumstances, local personal income tax.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Virginia Municipal Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
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Details About the Funds

Included in this prospectus are sections that tell you about buying and selling shares, management information and shareholder features of the BlackRock Money Market Portfolio (the “Money Market Portfolio”), BlackRock U.S. Treasury Money Market Portfolio (the “U.S. Treasury Money Market Portfolio”), BlackRock Municipal Money Market Portfolio (the “Municipal Money Market Portfolio”), BlackRock New Jersey Municipal Money Market Portfolio (the “New Jersey Municipal Money Market Portfolio”), BlackRock North Carolina Municipal Money Market Portfolio (the “North Carolina Municipal Money Market Portfolio”), BlackRock Ohio Municipal Money Market Portfolio (the “Ohio Municipal Money Market Portfolio”), BlackRock Pennsylvania Municipal Money Market Portfolio (the “Pennsylvania Municipal Money Market Portfolio”) and BlackRock Virginia Municipal Money Market Portfolio (the “Virginia Municipal Money Market Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock FundsSM (the “Trust”), and your rights as a shareholder. The New Jersey Municipal Money Market Portfolio, the North Carolina Municipal Money Market Portfolio, the Ohio Municipal Money Market Portfolio, the Pennsylvania Municipal Money Market Portfolio and the Virginia Municipal Money Market Portfolio may be referred to herein collectively as the “State Municipal Money Market Portfolios.”
How Each Fund Invests

Each Fund is a money market fund managed pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
■	Each Fund seeks to maintain a net asset value of $1.00 per share.
■	Each Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. For a discussion of dollar-weighted average maturity and dollar-weighted average life, please see the Glossary on page 85.
■	Pursuant to Rule 2a-7 each Fund is subject to a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the Investment Company Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BlackRock Advisors, LLC (“BlackRock”) must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.
■	Each Fund will not acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. Each of the Money Market Portfolio and the U.S. Treasury Money Market Portfolio will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets, and no Fund will acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. For a discussion of daily liquid assets and weekly liquid assets, please see the Glossary on page 85.
■	Each of the Money Market Portfolio, the U.S. Treasury Money Market Portfolio and the Municipal Money Market Portfolio is ordinarily limited to investing so that immediately following any such acquisition not more than 5% of its total assets will be invested in any one issuer’s securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) or, in the event that such securities are not First Tier Securities (as defined in Rule 2a-7), not more than ½ of 1% of the Fund’s total assets. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities (as defined in Rule 2a-7) and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.
■	Pursuant to Rule 2a-7, with respect to 75% of its total assets, each of the State Municipal Money Market Portfolios will generally limit its purchases of any one issuer’s securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a
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right to demand payment) to 5% of the Fund’s total assets or, in the event that such securities are not First Tier Securities (as defined in Rule 2a-7), not more than ½ of 1% of the Fund’s total assets.
Money Market Portfolio
Investment Objective
The investment objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
The Fund invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations. Specifically, the Fund may invest in:
■	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks)
■	High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor’s Ratings Services, P-2 (Prime-2) or higher by Moody’s Investors Service, Inc. or F2 or higher by Fitch Ratings, Inc., as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
■	Asset-backed securities (including interests in “pools” of assets such as mortgages, installment purchase obligations and credit card receivables)
■	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities
■	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities
■	Repurchase agreements relating to the above instruments
The Fund may purchase variable and floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.
U.S. Treasury Money Market Portfolio
Investment Objective
The investment objective of the U.S. Treasury Money Market Portfolio is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.
The Fund may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”)), and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC).
The Fund may invest in U.S. Treasury Floating Rate Notes (FRNs). These are two-year notes issued by the U.S. Treasury that reset their interest rates on a weekly basis. At maturity, the face value of an FRN is paid to the note holder.
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The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
Municipal Money Market Portfolio
Investment Objective
The investment objective of the Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
The Fund invests primarily in municipal securities. Specifically, the Fund may invest in:
■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings, Inc.
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and the Federal alternative minimum tax.
The Fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. The Fund may invest up to 20% of its assets in securities which are subject to regular Federal income tax or the Federal alternative minimum tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax.
The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.
The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its net assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and the Federal alternative minimum tax.
New Jersey Municipal Money Market Portfolio
Investment Objective
The investment objective of the New Jersey Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
The Fund invests primarily in New Jersey municipal securities. Specifically, the Fund may invest in:
■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
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■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings, Inc.
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and New Jersey state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers, the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or New Jersey state income tax, and securities which are subject to regular Federal income tax and New Jersey state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax.
In addition, the Fund normally invests at least 80% of its assets in New Jersey municipal securities and other obligations which, in bond counsel’s opinion, are statutorily free from state and local taxation under the laws of New Jersey or the U.S. in order to qualify as a “qualified investment fund” under New Jersey law. The Fund may invest in municipal securities of issuers located outside of New Jersey, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and New Jersey state income tax.
The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from project revenues, such as municipal securities related to water or sewer systems.
The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and New Jersey state income tax.
North Carolina Municipal Money Market Portfolio
Investment Objective
The investment objective of the North Carolina Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
In pursuit of its investment objective, the Fund invests primarily in North Carolina municipal securities. Specifically, the Fund may invest in:
■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings, Inc.
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and North Carolina state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers, the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or North Carolina state income tax, and securities which are subject to regular Federal income tax and North Carolina state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of
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issuers located outside of North Carolina, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and North Carolina state income tax.
The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.
The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and North Carolina state income tax.
Ohio Municipal Money Market Portfolio
Investment Objective
The investment objective of the Ohio Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
In pursuit of its investment objective, the Fund invests primarily in Ohio municipal securities. Specifically, the Fund may invest in:
■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings, Inc.
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and Ohio state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers, the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or Ohio state income tax, and securities which are subject to regular Federal income tax and Ohio state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of issuers located outside of Ohio, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and Ohio state income tax.
The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.
The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and Ohio state income tax.
Pennsylvania Municipal Money Market Portfolio
Investment Objective
The investment objective of the Pennsylvania Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania personal income tax, as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
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Principal Investment Strategies
In pursuit of its investment objective, the Fund invests primarily in Pennsylvania municipal securities. Specifically, the Fund may invest in:
■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings, Inc.
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and Pennsylvania personal income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers, the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or Pennsylvania personal income tax, and securities which are subject to regular Federal income tax and Pennsylvania personal income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of issuers located outside of Pennsylvania, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and Pennsylvania personal income tax.
The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.
The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and Pennsylvania personal income tax.
Virginia Municipal Money Market Portfolio
Investment Objective
The investment objective of the Virginia Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
In pursuit of its investment objective, the Fund invests primarily in Virginia municipal securities. Specifically, the Fund may invest in:
■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings, Inc.
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and Virginia state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers, the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or Virginia state income tax, and securities which are
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subject to regular Federal income tax and Virginia state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of issuers located outside of Virginia, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and Virginia state income tax.
The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.
The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and Virginia state income tax.
Other Strategies Applicable to All Funds
In addition to the principal strategies discussed above, each Fund, as applicable, may also invest or engage in the following investments/strategies:
■	Investment Company Securities — Each Fund may invest in securities issued by other open-end or closed-end investment companies as permitted by the Investment Company Act. A pro rata portion of the other investment companies’ expenses may be borne by the Fund’s shareholders. These investments may include, as consistent with the Fund’s investment objectives and policies, certain variable rate demand securities issued by closed-end funds, which invest primarily in portfolios of taxable or tax-exempt securities. It is anticipated that the payments made on the variable rate demand securities issued by closed-end municipal bond funds will be exempt from Federal income tax.
■	Uninvested Cash Reserves — Each Fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash reserves will not earn income.
■	Variable and Floating Rate Instruments (U.S. Treasury Money Market Portfolio, Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Each Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.
Other Strategies Applicable to Money Market Portfolio
In addition to the strategies discussed above, the Money Market Portfolio may also invest or engage in the following investments/strategies:
■	U.S. Treasury Floating Rate Notes — The Fund may invest in U.S. Treasury Floating Rate Notes (FRNs). These are two-year notes issued by the U.S. Treasury that reset their interest rates on a weekly basis. At maturity, the face value of an FRN is paid to the note holder
Other Strategies Applicable to the Municipal Money Market Portfolio and the State Municipal Money Market Portfolios
In addition to the strategies discussed above, the Municipal Money Market Portfolio and the State Municipal Money Market Portfolios may invest or engage in the following investments/strategies:
■	Bonds — The Municipal Money Market Portfolio may invest up to 20% of its assets, and each State Municipal Money Market Portfolio may invest without limit, in bonds, the interest on which may be subject to the Federal alternative minimum tax. Interest on these bonds that is received by taxpayers subject to the Federal alternative minimum tax is taxable.
■	Temporary Defensive Strategies — It is possible that in extreme market conditions, the Municipal Money Market Portfolio or a State Municipal Money Market Portfolio may each invest more than 20% of its assets in securities that are not municipal securities (and therefore subject to regular Federal income tax and the applicable state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from a market upswing, thus reducing a Fund’s opportunity to achieve its investment goal. In certain states, a Fund that invests more of its assets in securities that are not municipal securities issued by issuers in that state will not be able to pay dividends exempt from the state’s personal income tax.
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Investment Risks

Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a description of certain risks of investing in the Funds.
Principal Risks of Investing in the Funds
■	Asset-Backed Securities Risk (Money Market Portfolio) — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.
The Fund’s investments in asset-backed securities are subject to additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.
Asset-backed securities entail further risks, including the risk that, in certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Extension Risk (Money Market Portfolio) — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
■	Financial Services Industry Risk (Money Market Portfolio) — When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.
The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.
■	Foreign Exposure Risk (Money Market Portfolio) — Securities issued or supported by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.
■	Income Risk — The Fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is
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the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:
General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
Tax-Exempt Status Risk — In making investments, the Fund and BlackRock will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Fund nor BlackRock will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”) has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from Federal income tax (contrary to indications from the issuer) could affect the Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.
■	Non-Diversification Risk (State Municipal Money Market Portfolios) — Because each State Municipal Money Market Portfolio may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Prepayment Risk (Money Market Portfolio) — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
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■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The effect of these amendments on an individual money market fund will depend on the type of investors (e.g., retail or institutional) and the principal investments of the fund. For example, “institutional” money market funds will be required to sell and redeem fund shares using a floating net asset value and may, at the discretion of the fund’s board of trustees, impose fees on shareholder redemptions and temporarily suspend redemptions if the fund’s weekly liquid assets fall below a certain threshold. “Retail” money market funds may impose fees and suspend redemptions, but may continue to sell and redeem shares at a constant net asset value, whereas “Government” money market funds are exempt from these structural changes. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect a Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. Each Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk (State Municipal Money Market Portfolios) — Each State Municipal Money Market Portfolio will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Municipal Money Market Portfolio is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Please see Appendix 1 to the SAI, “Special Considerations for State Municipal Money Market Portfolios,” for more information.
New Jersey — Economic conditions in New Jersey and the nation are continuing to improve. Nationally, payroll growth during 2014 was the strongest since 1999. Wage growth has lagged payroll growth; however wage growth should follow with continued improvement in the labor market. Continued improvement in the labor market should also translate to a stronger housing market recovery which has been uneven due to slow household formations and tighter lending standards. Nationally, economic growth slowed during the first quarter of 2015 as a result of harsh winter weather, the West Coast port slowdown, falling oil prices during the second half of 2014, and the stronger dollar. Economic growth is expected to rebound in both the second quarter and the second half of the year. Economic growth in China continues to slow while growth remains positive but weak for the European economies. The Eurozone also continues to be hampered by continued uncertainty regarding the Greek debt crisis. According to information released by the New Jersey Department of Labor and Workforce Development on March 17, 2015, payroll employment in 2014 averaged 0.9% higher than in 2013. The 2014 increase in payroll employment in the State was one and four-tenths percentage points lower than the national increase in payroll employment. Standard & Poor’s, a division of The McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds A. Moody’s Investors Service, Inc. and Fitch Ratings rate the State of New Jersey’s general obligation bonds A2 and A, respectively.
North Carolina — North Carolina derives a significant portion of its revenue from taxes, including personal and corporate income taxes, sales and use taxes, franchise and insurance taxes, and alcoholic beverage taxes. The State is recovering from a period of high unemployment and modest job growth in the wake of the national recession. North Carolina’s December 2014 seasonally adjusted unemployment rate was 5.5%, down 1.4 percentage points from 6.9% in December 2013. At 5.5%, North Carolina’s December 2014 seasonally adjusted unemployment rate was 0.1 of a percentage point below the nation as a whole (5.6%). Between the State’s peak in employment in February 2008 and the low of February 2010, North Carolina lost 335,300 jobs—a decrease of 8.0%. Based on December 2014 preliminary employment estimates, North Carolina’s economy has gained 379,500 jobs since the low in February 2010. The fund balance of the General Fund, the State’s chief operating fund, improved to $1.184 billion at June 30, 2011, declined to $1.022 billion at June 30, 2012 due to the expiration of temporary taxes and significant growth in Medicaid expenditures, increased by 22.02% to $1.28 billion at June 30, 2013 due, in part, to higher than expected growth in individual income taxes, and further increased to $1.54 billion at June 30, 2014 due to decreases in expenditures. The State’s general obligation bonds are currently rated Aaa with a “stable” outlook by Moody’s Investors Service, Inc., AAA with a “stable” outlook by Standard & Poor’s, and AAA with a “stable” outlook by Fitch Ratings. North Carolina remains one of only ten states with a triple-A rating from all three rating agencies.
Ohio — The Ohio Municipal Money Market Portfolio is more exposed to risks affecting issuers of Ohio municipal bonds than is a municipal bond fund that invests more widely. Ohio’s economy, along with the national economy in general, is experiencing a slow recovery from the economic downturn. Moody’s Investors Service, Inc., Standard &
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Poor’s Ratings Services and Fitch Ratings, Inc. currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively.
Pennsylvania — The Pennsylvania Municipal Money Market Portfolio is more exposed to risks affecting issuers of Pennsylvania municipal securities than is a municipal bond fund that invests more widely. Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing laws or laws with respect to tax-exempt financing. On July 1, 2015, the Pennsylvania Department of Revenue reported that fiscal year 2014-15 General Fund collections totaled $30.6 billion, which is $412.2 million, or 1.4% above estimate.
In 2014, all three major rating agencies (Moody’s, Standard and Poor’s and Fitch) downgraded Pennsylvania general obligation bonds. The downgrades reflect, among other things, the structural imbalance and projected budget deficits that have been noted with respect to the Pennsylvania economy. As of May, 2015, Pennsylvania general obligation bonds are rated Aa3 by Moody’s, and AA- by each of Standard and Poor’s and Fitch.
Although a fiscal year 2016 budget was required to be enacted by the commencement of the current fiscal year (July 1, 2015), the Governor and the General Assembly have not reached an agreement on a fiscal 2016 budget. At this time it is not known when a fiscal 2016 budget will be enacted or what will be included in any budget that is ultimately adopted. The full impact of the failure to enact a budget by July 1, 2015 is not known.
Virginia — While the economic trends which have generally created pressure on state and local budgets across the nation also affected localities within the Commonwealth of Virginia (the “Commonwealth”), as of November 2014, an average of 4.5% of the Commonwealth’s population was unemployed, compared to the national average of 5.6%. In 2013, the Commonwealth had per capita income of $48,838 compared to the national average of $44,765 and ranked tenth among the states in per capita income. Fitch Ratings, Inc., Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services have assigned the ratings of AAA, Aaa and AAA, respectively, to the long-term general obligation bonds of the Commonwealth.
■	Taxability Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
■	Treasury Obligations Risk (U.S. Treasury Money Market Portfolio and Municipal Money Market Portfolio) — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	U.S. Government Obligations Risk (Money Market Portfolio and U.S. Treasury Money Market Portfolio) — Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
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■	Variable and Floating Rate Instrument Risk (Money Market Portfolio and U.S. Treasury Money Market Portfolio Principal Risk; Municipal Money Market Portfolio and State Municipal Money Market Portfolios Other Risk) — The absence of an active market for these instruments could make it difficult for the Fund to dispose of them if the issuer defaults.
■	When-Issued and Delayed Delivery Securities and Forward Commitments Risk (U.S. Treasury Money Market Portfolio) — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Other Risks of Investing in the Funds
Each Fund (unless otherwise noted) may also be subject to certain other risks associated with its investments and investment strategies, including:
■	Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
■	Insurance Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
■	Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
■	Legal Opinion Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — The Fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-exempt status of investments and will not do its own analysis. The status of a municipal security as tax-exempt may be affected by events that occur after the municipal security is issued.
■	Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.
■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
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Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Investor A and Institutional Shares in this prospectus for Money Market Portfolio, U.S. Treasury Money Market Portfolio, Municipal Money Market Portfolio, New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio and Pennsylvania Municipal Money Market Portfolio; Institutional Shares in this prospectus for the Virginia Municipal Money Market Portfolio), allowing you to invest in the way that best suits your needs. The Money Market Portfolio no longer offers Investor B or Investor C Shares to new investors. The Virginia Municipal Money Market Portfolio does not currently offer Investor A Shares. Each share class represents an ownership interest in the same investment portfolio of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) can help you determine which share class is best suited to your personal financial goals. Investor A, Investor B and Investor C Shares are sometimes referred to herein collectively as “Investor Shares.”
For example, if you select Institutional Shares of a Fund, you will not pay any service fees. However, only certain investors may buy Institutional Shares.
Each Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.
The table below summarizes key features of each of the share classes offered by this prospectus.
Share Classes at a Glance1
	Investor A2	Investor B3	Investor C3	Institutional
Availability	Generally available through Financial Intermediaries.	Limited to exchanges from Investor B Shares of the non-money market funds advised by BlackRock or its affiliates (the “Non-Money Market BlackRock Funds”).	Limited to exchanges from Investor C Shares of the non-money market funds advised by BlackRock or its affiliates (the “Non-Money Market BlackRock Funds”).	Limited to certain investors, including:
• Current Institutional shareholders that meet certain requirements.
• Certain employer-sponsored retirement plans.
• Participants in certain programs sponsored by BlackRock or its affiliates or other Financial Intermediaries.
• Certain employees of BlackRock or its affiliates.
Minimum Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$1,000 for all accounts except: • $250 for certain fee- based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$1,000 for all accounts except: • $250 for certain fee- based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	• $2 million for institutions and individuals. • Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
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	Investor A2	Investor B3	Investor C3	Institutional
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No. May be charged upon redemption of shares received in an exchange transaction for Investor A Shares of the Non-Money Market BlackRock Funds.	No. May be charged upon redemption of shares received in an exchange transaction for Investor B Shares of the Non-Money Market BlackRock Funds.	No. May be charged upon redemption of shares received in an exchange transaction for Investor C Shares of the Non-Money Market BlackRock Funds.	No.
Distribution and Service (12b-1) Fees?	No Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	No.
Redemption Fees?	No.	No.	No.	No.
Conversion to Investor A Shares?	N/A	No. However, Investor B Shares received in an exchange transaction for Investor B Shares of an equity Non-Money Market BlackRock Fund (each, a “BlackRock Equity Fund”) will convert to Investor A Shares after eight years. Investor B Shares received in an exchange transaction for Investor B shares of a fixed income Non-Money Market BlackRock Fund (each, a “BlackRock Fixed Income Fund”) will convert to Investor A Shares after seven or ten years.	No.	No.
Advantage	Generally available to most investors.	N/A	N/A	No ongoing shareholder servicing fees.
Disadvantage	You pay ongoing shareholder servicing fees.	Limited availability.	Limited availability.	Limited availability.

[1]	Please see “Details About the Share Classes” for more information about each share class.
[2]	Investor A Shares are not currently offered by the Virginia Municipal Money Market Portfolio.
[3]	Investor B and Investor C Shares are no longer offered for purchase by the Money Market Portfolio and are not offered by the other Funds.
The following pages will cover the additional details of each share class, including the eligibility requirements for purchasing Institutional Shares.
Details About the Share Classes

Investor and Institutional Shares are not subject to any sales charge. However, Investor A, Investor B and Investor C Shares may be subject to a sales charge if received in an exchange for the same share class of a BlackRock Equity Fund or a BlackRock Fixed Income Fund. Only certain investors are eligible to buy Institutional Shares. Your Financial Intermediary can help you determine whether you are eligible to buy Institutional Shares. A Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.
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Eligible Institutional Shares investors include the following:
■	Investors who currently own Institutional Shares of a Fund may make additional purchases of Institutional Shares of that Fund directly from the Fund;
■	Institutional and individual retail investors with a minimum investment of $2 million who purchase directly from the Fund;
■	Certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs;
■	Investors in selected fee-based programs;
■	Clients of registered investment advisers who have $250,000 invested in the Fund;
■	Trust department clients of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets;
■	Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor;
■	Holders of certain Bank of America Corporation (“BofA Corp.”) sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Fund; and
■	Employees, officers and directors/trustees of BlackRock, Inc., mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”), BofA Corp., PNC, Barclays PLC (“Barclays”) or their respective affiliates.
Distribution and Shareholder Servicing Plan

The Trust has adopted a plan (the “Plan”) under Rule 12b-1 of the Investment Company Act that allows the Trust to pay distribution fees on behalf of each Fund for the sale of the Fund shares and shareholder servicing fees for certain services provided to its shareholders.
Plan Payments
Under the Plan, Investor B and Investor C Shares pay a fee (“distribution fees”) to the Distributor, and/or its affiliates, including PNC and its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC for sales support services provided in connection with the sale of Investor B and Investor C Shares. The distribution fees may also be used to pay Financial Intermediaries for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the applicable Fund attributable to Investor B and Investor C Shares. Investor A and Institutional Shares do not pay a distribution fee.
Under the Plan, the Trust also pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of each Fund to Financial Intermediaries for providing support services to their customers who own Investor Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor Shares of the Fund. All Investor Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.
In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:
■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor Shares;
■	Assisting customers in choosing and changing dividend options, account designations and addresses; and
■	Providing other similar shareholder liaison services.
The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares.
Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.
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Other Payments by the Funds
In addition to, rather than in lieu of, fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees that a Fund pays to its transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.
Other Payments by BlackRock
The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and their shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.
How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your Financial Intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, exchanging or transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.
Fund shares have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. Fund shares are generally not marketed or sold to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States, except with the consent of the Distributor.
Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, each Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.
Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in a Fund may be transferred to that state.
How to Buy Shares
Your Choices	Important Information for You to Know
Initial Purchase	First, select the share class appropriate for you	Refer to the “Share Classes at a Glance” table in this prospectus (be sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).
Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your financial representative can help you determine which share class is appropriate for you.
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	Your Choices	Important Information for You to Know
Initial Purchase (continued)	Next, determine the amount of your investment	Refer to the minimum initial investment in the “Share Classes at a Glance” table of this prospectus.
See “Account Information — Details about the Share Classes” for information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.
Have your Financial Intermediary submit your purchase order	The Funds’ investments are valued based on the amortized cost method described in the SAI.
Purchase orders received by the Transfer Agent before 12:30 p.m. (Eastern time) on each day both the New York Stock Exchange (the “Exchange”) and the Federal Reserve Bank of Philadelphia are open (each, a “business day”) will be priced based on the next net asset value calculated on that day, and shareholders will receive dividends for that day. Purchase orders received after 12:30 p.m., but before 4:00 p.m. on each day both the Exchange and the Federal Reserve Bank of Philadelphia are open will be priced based on the next net asset value calculated on that day, but shareholders will not receive dividends for that day.
Net asset value is calculated separately for each class of shares of each Fund as of the close of business on the Exchange, generally 4:00 p.m. (Eastern time), each business day. Shares will not be priced on days the Exchange or the Federal Reserve Bank of Philadelphia are closed. Each Fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the Exchange is closed due to an emergency.
Purchase orders placed after 4:00 p.m. (Eastern time) will be priced at the net asset value determined on the next business day.
A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in each Fund’s “Fees and Expenses” table.
The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain Financial Intermediaries may charge a processing fee to confirm a purchase.
	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly from BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to BlackRock Funds to the Transfer Agent, at the address on the application.
Add to Your Investment	Purchase additional shares	For Investor A Shares, the minimum investment for additional purchases is generally $50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum for additional purchase). The minimums for additional purchases may be waived under certain circumstances. Institutional Shares have no minimum for additional purchases.
	Have Financial Intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your Financial Intermediary. For more details on purchasing by Internet see below.
Or contact BlackRock (for accounts held directly with BlackRock)	Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.
Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.
Purchase by VRU: Investor A Shares may also be purchased by use of the Fund’s automated voice response unit (“VRU”) service at (800) 441-7762.
Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using
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Your Choices	Important Information for You to Know
Add to Your Investment (continued)	Or contact BlackRock (for accounts held directly with BlackRock) (continued)	Automated Clearing House (“ACH”) will have a trade date that is the day after the purchase is made.
Certain institutional clients’ purchase orders of Institutional Shares placed by wire prior to the close of business on the Exchange will be priced at the net asset value determined that day. Contact your Financial Intermediary or BlackRock for further information. The Fund limits Internet purchases in Investor Shares of the Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.
Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.
The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.
Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your Financial Intermediary (if your account is not held directly with BlackRock).
Participate in the Automatic Investment Plan (“AIP”)	BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.
Refer to the “Account Services and Privileges” section of this prospectus for additional information.
How to Pay for Shares	Making payment for purchases	Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the business day following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.
For shares purchased directly from the Fund, a check payable to BlackRock Funds which bears the name of the Fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the Transfer Agent to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

How to Sell Shares
Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order	You can make redemption requests through your Financial Intermediary. Shareholders should indicate whether they are redeeming Investor A, Investor B (for the Money Market Portfolio), Investor C (for the Money Market Portfolio) or Institutional Shares. The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.
Financial Intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming.

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	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Have your Financial Intermediary submit your sales order (continued)	The Fund may reject an order to sell shares under certain circumstances.
Selling shares held directly with BlackRock	Methods of Redeeming
Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through ACH or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details.
You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.
Each Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.
During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.
Redeem by VRU: Investor Shares may also be redeemed by use of the Fund’s automated VRU service. Payment for Investor Shares redeemed by the VRU service may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.
Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.
Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.
Payment of Redemption Proceeds: Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.
Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.
Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 12:30 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the same business day, provided that the Funds’
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Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)	custodian is also open for business. Payment for redemption orders received between 12:30 p.m. (Eastern time) and 4:00 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. With respect to the Municipal Money Market Portfolio and the State Municipal Money Market Portfolios, to the extent a redemption order is submitted between 12 noon and 12:30 p.m. (Eastern time), payment normally will be wired on the same business day (provided that the Funds’ custodian is open for business) up to $10 million per investor. Redemption orders in excess of $10 million per investor submitted between 12 noon and 12:30 p.m. (Eastern time) normally will be wired on the next business day on which the Funds’ custodian is open for business. The Funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of a Fund, an earlier payment could adversely affect such Fund.
If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Funds.
The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.
Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours), provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.
The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund.
***

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Exchange Shares or Transfer your Account
Your Choices	Important Information for You to Know
Exchange Privilege	Selling shares of one fund to purchase shares of another BlackRock Fund (“exchanging”)	Investor A, Investor B, Investor C and Institutional Shares, as applicable, of the Funds are generally exchangeable for shares of the same class of another BlackRock Fund.
You can exchange $1,000 or more of Investor Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of a Fund may make exchanges into Institutional Shares of other funds except for investors holding shares through certain client accounts at financial professionals that are omnibus with the Fund and do not meet applicable minimums.
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Your Choices	Important Information for You to Know
Exchange Privilege (continued)	Selling shares of one fund to purchase shares of another BlackRock Fund (“exchanging”) (continued)	There is no required minimum amount with respect to exchanges of Institutional Shares.
You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors. Some of the BlackRock Funds impose a sales charge. Therefore the exchange of Investor A Shares may be subject to that sales charge. Investor A Shares of a Fund that were obtained with the exchange privilege and that originally were shares of a BlackRock Fund that were subject to a sales charge can be exchanged for Investor A Shares of a BlackRock Equity Fund or a BlackRock Fixed Income Fund based on their respective net asset values. Exchanges of shares of a Fund for Investor B or Investor C Shares of a BlackRock Equity Fund or a BlackRock Fixed Income Fund may be subject to the applicable contingent deferred sales charge (“CDSC”) upon the sale of these Investor B or Investor C Shares received in exchange.
To exercise the exchange privilege, you may contact your Financial Intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason. Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short -Term Trading Policy” below. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other Financial Intermediary before making an exchange request.
Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary	You may transfer your shares of the Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.
Transfer to a non-participating Financial Intermediary	You must either:
• Transfer your shares to an account with the Fund; or
• Sell your shares, paying any applicable deferred sales charge.
If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your Financial Intermediary for assistance in requesting one or more of the following services and privileges.
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Automatic Investment Plan	Allows systematic investments on a periodic basis from your checking or savings account.	BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the AIP application. The minimum investment amount for an automatic investment is $50 per portfolio.
Check Writing Privilege	Allows redemptions from Money Market Funds using check writing.	Upon request, the Fund will provide the holders of Investor A Shares and Institutional Shares with check writing redemption privileges. In order to exercise this privilege, the Check Writing application and signature card must be completed and provided in conjunction with an account application. Shareholders will be charged a $15 fee for each check which has been returned as a result of insufficient funds.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock fund of your choice pursuant to your instructions, without any fees or sales charges	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to a special payee. Please call (800) 441-7762 for details. The fund into which you request your distribution be invested must be open to new purchases.
EZ Trader	Allows an investor to purchase or sell Investor Shares by telephone or over the Internet through ACH.	(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your Financial Intermediary if your account is held elsewhere).
Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.
Prior to placing a telephone or internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.
Systematic Exchange Plan	This feature can be used by investors to systematically exchange money from one fund to up to four other funds	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional funds must meet minimum initial investment requirements.
Systematic Withdrawal Plan (“SWP”)	This feature can be used by investors who want to receive regular distributions from their accounts	To start a SWP a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.
Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.
To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A Shares of a BlackRock Fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor Shares in excess of this limit will still pay any applicable CDSC.
Ask your Financial Intermediary for details.

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Fund’s Rights

Each Fund may:
■	Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act;
■	Postpone the date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.
Suspension of Redemptions Upon Liquidation. If the Board of Trustees of the Trust (the “Board”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act, determines that the deviation between a Fund’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, the Board, subject to certain conditions, may, in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payments of redemption proceeds in order to facilitate the permanent termination of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.
Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (the “Fund Minimum”), and may take one of two actions if the balance in the Fund falls below the Fund Minimum.
First, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $250 for any reason, including market fluctuation. You will be notified that the value of your account is less than $250 before the Fund makes an involuntary redemption. The notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $250 before the Fund makes an involuntary redemption or to the Fund Minimum in order not to be assessed an annual low balance fee of $20, as set forth below. This involuntary redemption may not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.
Second, the Fund charges an annual $20 low balance fee on all fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The low balance fee will be assessed on Fund accounts in all BlackRock Funds, regardless of the Fund’s minimum investment amount. The fee will be deducted from the fund account only once per calendar year. You will be notified that the value of your account is less than the Fund Minimum before the fee is imposed. You will then have a 90 calendar day period to make an additional investment to bring the value of your account to the Fund Minimum before the Fund imposes the low balance fee. This low balance fee does not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, or accounts established under the Uniform Gifts or Transfers to Minors Acts.
Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board has evaluated the risks of market timing activities by each Fund’s shareholders and has determined that due to (i) the Fund’s policy of seeking to maintain the Fund’s net asset value per share at $1.00 each day, (ii) the nature of the Fund’s portfolio holdings, and (iii) the nature of the Fund’s shareholders, it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Funds by shareholders would result in a negative impact to the Funds or their shareholders. As a result, the Board has not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurances, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.
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Master/Feeder Structure

Each Fund may in the future determine to become a “feeder” fund that invests all of its assets in another open-end investment company (a “master fund”) that has the same investment objective and strategies as the Fund. This structure is sometimes called a “master/feeder” structure. Investors in a feeder fund will acquire an indirect interest in the corresponding master fund. In a master/feeder structure, all investments will be made at the master level and the Fund’s investment results will correspond directly to the investment results of the underlying master in which it invests. A feeder fund may withdraw from its master fund at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage its assets directly.
A master fund may accept investments from other feeder funds, and all the feeder funds of a given master fund bear the master fund’s expenses in proportion to their assets. This structure may enable the feeder funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from a master fund from different feeder funds may offset each other and produce a lower net cash flow.
However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to the same master fund on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same master fund.
Whenever a master fund holds a vote of its feeder funds, a fund that is a feeder fund investing in that master fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a fund that is a feeder fund over the operations of its master fund.
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Management of the Funds

BlackRock

BlackRock, each Fund’s investment adviser, manages each Fund’s investments and its business operations subject to the oversight of the Board of the Trust. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.
BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $4.721 trillion in investment company and other portfolio assets under management as of June 30, 2015.
BlackRock serves as manager to each Fund pursuant to a management agreement (the “Management Agreement”), which provides that BlackRock is entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. With respect to each Fund, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:
Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.450%
$1 billion — $2 billion	0.400%
$2 billion — $3 billion	0.375%
Greater than $3 billion	0.350%

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Fund’s business, if any) of each share class of certain Funds at the levels shown below and in the respective Fund’s fees and expenses table in the “Fund Overview” section. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.
BlackRock has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.
Contractual Caps[1] on Total Annual Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Total Annual Fund Operating
Expenses[2] after giving effect
to all applicable expense
limitation provisions[3] (excluding
Dividend Expense, Interest Expense,
Acquired Fund Fees and Expenses
		and certain other Fund expenses)
Money Market Portfolio
Investor A	0.89%	0.83%
Investor B	1.49%	1.49%
Investor C	1.49%	1.49%
Institutional	0.42%	0.42%
U.S. Treasury Money Market Portfolio
Investor A	0.88%	0.73%
Institutional	0.41%	0.41%
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Contractual Caps[1] on Total Annual Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Total Annual Fund Operating
Expenses[2] after giving effect
to all applicable expense
limitation provisions[3] (excluding
Dividend Expense, Interest Expense,
Acquired Fund Fees and Expenses
		and certain other Fund expenses)
Municipal Money Market Portfolio
Investor A	0.89%	0.83%
Institutional	0.42%	0.42%
New Jersey Municipal Money Market Portfolio
Investor A	0.96%	0.86%
Institutional	0.39%	0.39%
North Carolina Municipal Money Market Portfolio
Investor A	0.87%	0.87%
Institutional	0.30%	0.30%
Ohio Municipal Money Market Portfolio
Investor A	0.96%	0.94%
Institutional	0.39%	0.39%
Pennsylvania Municipal Money Market Portfolio
Investor A	0.99%	0.99%
Institutional	0.42%	0.42%
Virginia Municipal Money Market Portfolio
Investor A4	0.87% [4]	0.87% [4]
Institutional	0.30%	0.30%

[1]	The contractual caps are in effect until August 1, 2016. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund.
[2]	As a percentage of average daily net assets.
[3]	Does not include impact of voluntary waivers described below.
[4]	Fund currently active, but no assets in share class.
BlackRock and the Distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable a Fund to maintain minimum levels of daily net investment income. BlackRock and the Distributor may discontinue these voluntary waivers at any time without notice.
With respect to the contractual agreement, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that (i) the Fund of which the share class is a part has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator.
For the fiscal year ended March 31, 2015, each Fund paid BlackRock aggregate management fees, net of any applicable waivers, as a percentage of the Fund’s average daily net assets as follows:
Management Fee Rate Paid to BlackRock (net of any applicable waivers)
Money Market Portfolio	0.14%
U.S. Treasury Money Market Portfolio	0.00%
Municipal Money Market Portfolio	0.00%
New Jersey Municipal Money Market Portfolio	0.00%
North Carolina Municipal Money Market Portfolio	0.00%
Ohio Municipal Money Market Portfolio	0.00%
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Management Fee Rate Paid to BlackRock (net of any applicable waivers)
Pennsylvania Municipal Money Market Portfolio	0.00%
Virginia Municipal Money Market Portfolio	0.00%

A discussion of the basis for the Board’s approval of the Management Agreement with respect to each Fund is included in the Funds’ semi-annual shareholder report for the fiscal period ended September 30, 2015.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.
Legal Proceedings. On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.
Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders.
BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate having positions that are adverse to those of the Funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise
62

disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions.
In addition, the Funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates in connection with the Funds’ portfolio investment transactions.
The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Valuation of Fund Investments

A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million and has 5 million shares outstanding, the net asset value (“NAV”) per share is $1.00. When you buy Investor or Institutional Shares you pay the NAV per share. Although each Fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.
The Funds’ investments are valued based on the amortized cost method described in the SAI.
Each Fund’s Transfer Agent will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the Transfer Agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the Transfer Agent before 12:30 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and shareholders will receive dividends for that day. Purchase orders received after 12:30 p.m. (Eastern time) but before 4:00 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, but shareholders will not receive dividends for that day.
NAV is calculated separately for each class of shares of each Fund as of the close of business on the Exchange, generally 4:00 p.m. (Eastern time), each business day. Shares will not be priced on days the Exchange or the Federal Reserve Bank of Philadelphia are closed. Each Fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the Exchange is closed due to an emergency.
Dividends, Distributions and Taxes

BUYING A DIVIDEND
Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.
Distributions of net investment income derived by a Fund, if any, are declared daily and paid at least monthly and net realized capital gains, if any, will be distributed at least annually. Dividends will be reinvested automatically in the form of additional shares of the same class of the Fund at net asset value without a sales charge unless you instruct the Transfer Agent in writing to pay them in cash. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. The Municipal Money Market Portfolio and the State Municipal Money Market Portfolios intend to make distributions, most of which will be excludable from gross income for Federal income tax purposes and, for the State Municipal Money Market Portfolios, for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, each State Municipal Money Market Portfolio also intends that the value of its shares will be exempt from state and/or local intangible personal property tax in the designated state, although it cannot guarantee that this will always be the case.
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The Municipal Money Market Portfolio and the State Municipal Money Market Portfolios will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., “tax-exempt”). To the extent that the dividends distributed by one of such Funds are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. To the extent dividends distributed by a State Municipal Money Market Portfolio are from bond interest income that is excludable from income for state income tax purposes in the designated state, they are exempt from personal income tax (and in certain circumstances, local personal income tax) of the designated state. To the extent applicable, the value of a State Municipal Money Market Portfolio’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in the Municipal Money Market Portfolio, or in a State Municipal Money Market Portfolio investing in a designated state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax.
There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal or state income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.
You will pay tax on ordinary income dividends derived from taxable interest and on capital gain distributions from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. However, to the extent that a Fund’s distributions are derived from income on short-term debt securities and from short-term capital gains, such distributions will not be eligible for taxation at the reduced rate. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.
A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investment) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates. However, this tax will not apply to certain amounts that are already excludable from gross income, such as interest on tax-exempt bonds.
By law, your taxable dividends will be subject to a 28% withholding tax if you have not provided a taxpayer identification number or social security number to the Fund in which you invest or the number you have provided is incorrect.
Non-U.S. investors may be subject to U.S. withholding and/or state tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.
Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable to you, for Federal income tax purposes, as long term capital gains, regardless of how long you have held your shares.
If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of a Fund beginning before January 1, 2015, certain distributions reported by a Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.
A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar
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account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in the Municipal Money Market Portfolio and the State Municipal Money Market Portfolios. This discussion is not a substitute for individualized tax advice. You should consult your tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.
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Financial Highlights

The Financial Highlights tables are intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the indicated Fund’s Annual Report, which is available upon request.
Money Market Portfolio
	Institutional
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0001
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0001)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0001)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.01%
Ratios to Average Net Assets
Total expenses	0.62%	0.69%	0.70%	0.70%	0.71%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.22%	0.24%	0.30%	0.27%	0.36%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$786,626	$857,062	$736,195	$790,645	$785,316

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
66

Financial Highlights (continued)

Money Market Portfolio (continued)
	Investor A
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	0.93%	0.91%	0.91%	0.89%	0.91%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.22%	0.24%	0.30%	0.27%	0.37%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$137,381	$280,222	$296,089	$299,205	$314,811

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
67

Financial Highlights (continued)

Money Market Portfolio (continued)
	Investor B
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	1.72%	1.73%	1.70%	1.71%	1.75%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.22%	0.24%	0.30%	0.27%	0.37%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$ 1,060	$ 2,233	$ 4,577	$ 6,306	$ 7,207

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
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Financial Highlights (continued)

Money Market Portfolio (concluded)
	Investor C
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	1.59%	1.58%	1.60%	1.62%	1.68%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.22%	0.24%	0.30%	0.27%	0.38%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$ 26,568	$ 25,788	$ 26,411	$ 29,185	$ 23,683

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
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Financial Highlights (continued)

U.S. Treasury Money Market Portfolio
	Institutional
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0001	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net realized gain	(0.0000) [3]	(0.0001)	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Total distributions	(0.0000)	(0.0001)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.01%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	0.71%	0.74%	0.75%	0.74%	0.74%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.07%	0.07%	0.15%	0.09%	0.20%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$178,771	$186,537	$170,058	$189,361	$133,623

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
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Financial Highlights (continued)

U.S. Treasury Money Market Portfolio (concluded)
	Investor A
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0001	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net realized gain	(0.0000) [3]	(0.0001)	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Total distributions	(0.0000)	(0.0001)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.01%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	0.88%	0.93%	0.92%	0.89%	0.86%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.07%	0.07%	0.15%	0.10%	0.20%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$ 19,810	$ 20,941	$ 35,163	$ 20,520	$104,971

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
71

Financial Highlights (continued)

Municipal Money Market Portfolio
	Institutional
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0002
Distributions from net investment income[2]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0002)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.02%
Ratios to Average Net Assets
Total expenses	0.77%	0.80%	0.79%	0.81%	0.80%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.13%	0.16%	0.22%	0.22%	0.39%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.02%
Supplemental Data
Net assets, end of year (000)	$ 57,229	$ 60,317	$ 74,086	$ 78,590	$ 62,845

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
72

Financial Highlights (continued)

Municipal Money Market Portfolio (concluded)
	Investor A
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Distributions from net investment income[2]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	1.05%	1.03%	0.99%	0.97%	0.94%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.14%	0.16%	0.21%	0.25%	0.41%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$ 843	$ 1,440	$ 2,588	$ 715	$ 2,611

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
73

Financial Highlights (continued)

New Jersey Municipal Money Market Portfolio
	Institutional
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0003
Net realized gain	—	—	—	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0003
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0003)
Net realized gain	(0.0000) [3]	—	—	(0.0000) [3]	(0.0000) [3]
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0003)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.03%
Ratios to Average Net Assets
Total expenses	0.89%	0.85%	0.85%	0.85%	0.80%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.17%	0.19%	0.26%	0.27%	0.39%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.02%
Supplemental Data
Net assets, end of year (000)	$ 27,648	$ 31,153	$ 32,345	$ 41,966	$ 46,755

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
74

Financial Highlights (continued)

New Jersey Municipal Money Market Portfolio (concluded)
	Investor A
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001
Net realized gain	—	—	—	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0001
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0001)
Net realized gain	(0.0000) [3]	—	—	(0.0000) [3]	(0.0000) [3]
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0001)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.01%
Ratios to Average Net Assets
Total expenses	1.23%	1.12%	1.32%	0.94%	0.90%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.17%	0.19%	0.25%	0.38%	0.41%
Net investment income	0.00%	0.00%	0.00%	0.01%	0.01%
Supplemental Data
Net assets, end of year (000)	$ 267	$ 247	$ 247	$ 122	$ 11,318

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
75

Financial Highlights (continued)

North Carolina Municipal Money Market Portfolio
	Institutional
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001
Distributions from net investment income[2]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0001)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.01%
Ratios to Average Net Assets
Total expenses	0.73%	0.71%	0.70%	0.76%	0.69%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.09%	0.12%	0.19%	0.15%	0.29%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.01%
Supplemental Data
Net assets, end of year (000)	$ 61,382	$ 47,467	$ 60,078	$ 44,159	$ 46,622

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
76

Financial Highlights (continued)

North Carolina Municipal Money Market Portfolio (concluded)
	Investor A
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Distributions from net investment income[2]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	2.99%	2.32%	1.35%	1.23%	1.10%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.09%	0.13%	0.20%	0.15%	0.30%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$ 18	$ 14	$ 34	$ 78	$ 90

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
77

Financial Highlights (continued)

Ohio Municipal Money Market Portfolio
	Institutional
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0003
Net realized gain	0.0000 [1]	—	—	—	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0003
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0003)
Net realized gain	(0.0000) [3]	—	—	—	(0.0000) [3]
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0003)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.03%
Ratios to Average Net Assets
Total expenses	0.69%	0.80%	0.79%	0.74%	0.74%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.08%	0.12%	0.21%	0.18%	0.37%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.03%
Supplemental Data
Net assets, end of year (000)	$159,910	$ 40,208	$ 52,178	$ 59,034	$ 88,491

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
78

Financial Highlights (continued)

Ohio Municipal Money Market Portfolio (concluded)
	Investor A
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001
Net realized gain	0.0000 [1]	—	—	—	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0001
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0001)
Net realized gain	(0.0000) [3]	—	—	—	(0.0000) [3]
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0001)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.01%
Ratios to Average Net Assets
Total expenses	1.21%	1.39%	4.70%	0.91%	0.88%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.09%	0.10%	0.20%	0.26%	0.40%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.02%
Supplemental Data
Net assets, end of year (000)	$ 36	$ 79	$ 5	$ 5	$ 5,388

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
79

Financial Highlights (continued)

Pennsylvania Municipal Money Market Portfolio
	Institutional
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	—	—	0.0000 [1]	—
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net realized gain	(0.0000) [3]	—	—	(0.0000) [3]	—
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	0.69%	0.75%	0.72%	0.74%	0.73%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.09%	0.13%	0.20%	0.19%	0.31%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$379,574	$274,591	$294,800	$248,836	$287,394

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
80

Financial Highlights (continued)

Pennsylvania Municipal Money Market Portfolio (concluded)
	Investor A
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	—	—	0.0000 [1]	—
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net realized gain	(0.0000) [3]	—	—	(0.0000) [3]	—
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	1.31%	1.53%	1.34%	0.85%	0.84%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.09%	0.13%	0.22%	0.27%	0.31%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$ 53	$ 63	$ 63	$ 69	$ 17,434

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
81

Financial Highlights (concluded)

Virginia Municipal Money Market Portfolio
Because Investor A Shares of Virginia Municipal Money Market Portfolio have not been outstanding since March 12, 2012, financial information for the past five years is not provided.

	Institutional
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0002
Net realized gain (loss)	(0.0000) [2]	—	—	—	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0002
Distributions from:[3]
Net investment income	(0.0000) [2]	(0.0000) [2]	(0.0000) [2]	(0.0000) [2]	(0.0002)
Net realized gain	(0.0001)	—	—	—	(0.0000) [2]
Total distributions	(0.0001)	(0.0000)	(0.0000)	(0.0000)	(0.0002)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.01%	0.00%	0.00%	0.00%	0.02%
Ratios to Average Net Assets
Total expenses	1.01%	1.08%	0.94%	0.85%	0.81%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.10%	0.11%	0.20%	0.18%	0.29%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.02%
Supplemental Data
Net assets, end of year (000)	$ 17,301	$ 15,546	$ 14,706	$ 22,294	$ 28,370

[1]	Amount is less than $0.00005 per share.
[2]	Amount is greater than $(0.00005) per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
82

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses
Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program. To enroll:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Intermediary. Please note that not all investment advisers, banks or brokerages may offer this service.
Shareholders Who Hold Accounts Directly With BlackRock:
■	Access the BlackRock website at http://www.blackrock.com/edelivery; and
■	Log into your account.
Delivery of Shareholder Documents
Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.
Certain Fund Policies

Anti-Money Laundering Requirements
Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism, or economic sanctions.
Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism, or other illicit activities.
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BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.
83

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Statement of Additional Information

If you would like further information about the Funds, including how they invest, please see the SAI.
For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.
84

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about a Fund, please see the SAI.
Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.
Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.
Daily Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day.
Dollar-Weighted Average Life — the dollar-weighted average maturity of a Fund’s portfolio calculated without reference to the exceptions used for variable or floating rate securities regarding the use of interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average.
Dollar-Weighted Average Maturity — the average maturity of a Fund is the average amount of time until the organizations that issued the debt securities in a Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity.
Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Intermediaries, advertising and promotion.
Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the Fund sells securities and agrees to buy them back at a particular date and price).
Management Fee — a fee paid to BlackRock for managing a Fund.
Other Expenses — include administration, transfer agency, custody, professional and registration fees.
Service Fees — fees used to compensate Financial Intermediaries for certain shareholder servicing activities.
Weekly Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; (iii) government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.
85

For More Information

Funds and Service Providers

THE FUNDS
BlackRock FundsSM
    BlackRock Money Market Portfolio
    BlackRock U.S. Treasury Money Market Portfolio
    BlackRock Municipal Money Market Portfolio
    BlackRock New Jersey Municipal Money
    Market Portfolio
    BlackRock North Carolina Municipal Money
    Market Portfolio
    BlackRock Ohio Municipal Money Market Portfolio
    BlackRock Pennsylvania Municipal Money
    Market Portfolio
    BlackRock Virginia Municipal Money Market Portfolio
100 Bellevue Parkway
Wilmington, Delaware 19809
Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019
Overnight Mail:
4400 Computer Drive
Westborough, Massachusetts 01588
(800) 441-7762
MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103
ACCOUNTING SERVICES PROVIDER
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
DISTRIBUTOR
BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022
CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, New York 10286
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

For more information:
This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:
Annual/Semi-Annual Reports
These reports contain additional information about each Fund’s investments. The annual report describes a Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.
Statement of Additional Information
A Statement of Additional Information (“SAI”), dated July 29, 2015, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.
BlackRock Investor Services
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call:    (800) 441-7762.
Purchases and Redemptions
Call your Financial Intermediary or BlackRock Investor Services at (800) 441-7762.
World Wide Web
General Fund information and specific Fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus/cash. Mutual fund prospectuses and literature can also be requested via this website.
Written Correspondence
BlackRock FundsSM
P.O. Box 9819
Providence, Rhode Island 02940
Overnight Mail
BlackRock FundsSM
4400 Computer Drive
Westborough, Massachusetts 01588
Internal Wholesalers/Broker Dealer Support
Available on any business day to support investment professionals. Call: (800) 882-0052.
Portfolio Characteristics and Holdings
A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.
For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.
Securities and Exchange Commission
You may also view and copy public information about the Funds, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge can be obtained by calling (800) SEC-0330.
You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
BLACKROCK FUNDSSM
INVESTMENT COMPANY ACT FILE # 811-05742
PRO-MM-0715

JULY 29, 2015
Prospectus
BlackRock FundsSM  |  Service Shares
►	BlackRock Money Market Portfolio
Service: PNPXX
►	BlackRock U.S. Treasury Money Market Portfolio
Service: PNGXX
►	BlackRock Municipal Money Market Portfolio
Service: PNTXX
►	BlackRock New Jersey Municipal Money Market Portfolio
Service: CMFXX
►	BlackRock North Carolina Municipal Money Market Portfolio
Service: CNCXX
►	BlackRock Ohio Municipal Money Market Portfolio
Service: POSXX
►	BlackRock Pennsylvania Municipal Money Market Portfolio
Service: PNSXX
►	BlackRock Virginia Municipal Money Market Portfolio
Service: VASXX
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Overview	Key facts and details about the Funds listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock Money Market Portfolio	3
	Key Facts About BlackRock U.S. Treasury Money Market Portfolio	7
	Key Facts About BlackRock Municipal Money Market Portfolio	11
	Key Facts About BlackRock New Jersey Municipal Money Market Portfolio	15
	Key Facts About BlackRock North Carolina Municipal Money Market Portfolio	19
	Key Facts About BlackRock Ohio Municipal Money Market Portfolio	23
	Key Facts About BlackRock Pennsylvania Municipal Money Market Portfolio	27
	Key Facts About BlackRock Virginia Municipal Money Market Portfolio	31

Details About the Funds	Information about how each Fund invests, including investment objectives, investment processes, principal strategies and risk factors
	How Each Fund Invests	35
	Investment Risks	42

Account Information	Information about account services, sales charges and waivers, shareholder transactions, and distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	47
	Distribution and Shareholder Servicing Plan	47
	How to Buy, Sell and Transfer Shares	48
	Fund’s Rights	52
	Short-Term Trading Policy	52
	Master/Feeder Structure	53

Management of the Funds	Information about BlackRock
	BlackRock	54
	Conflicts of Interest	56
	Valuation of Fund Investments	56
	Dividends, Distributions and Taxes	57

Financial Highlights	Financial Performance of the Funds	59

General Information	Shareholder Documents	67
	Certain Fund Policies	67
	Statement of Additional Information	68

Glossary	Glossary of Investment Terms	69

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Money Market Portfolio
Investment Objective

The investment objective of BlackRock Money Market Portfolio (the “Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.43%
Service Fees	0.25%
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses[2]	0.88%
Fee Waivers and/or Expense Reimbursements[3]	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.72%

[1]	Other Expenses have been restated to reflect current fees.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 54, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.72% of average daily net assets until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the noninterested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$74	$265	$472	$1,070

Principal Investment Strategies of the Fund

The Money Market Portfolio seeks to achieve its investment objective by investing in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.
The Fund may purchase variable and floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.
The Fund seeks to maintain a net asset value of $1.00 per share.
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The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Asset-Backed Securities Risk — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
■	Financial Services Industry Risk — Because of its concentration in the financial services industry, the Fund will be more susceptible to any economic, business, political or other developments which generally affect this industry sector. As a result, the Fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations. The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.
■	Foreign Exposure Risk — Securities issued or supported by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the
4

Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
■	Variable and Floating Rate Instrument Risk — The absence of an active market for these instruments could make it difficult for the Fund to dispose of them if the issuer defaults.
Performance Information

The information shows you how the Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Service Shares
ANNUAL TOTAL RETURNS
Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 1.20% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	0.00%	1.45%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.
Investment Manager

The Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
5

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Service Shares
Minimum Initial Investment	$5,000
Minimum Additional Investment	No subsequent minimum.

Tax Information

The Money Market Portfolio’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
6

Fund Overview

Key Facts About BlackRock U.S. Treasury Money Market Portfolio
Investment Objective

The investment objective of BlackRock U.S. Treasury Money Market Portfolio (the “U.S. Treasury Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the U.S. Treasury Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.45%
Service Fees	0.25%
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses[2]	0.90%
Fee Waivers and/or Expense Reimbursements[3]	(0.19)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.71%

[1]	Other Expenses have been restated to reflect current fees.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 54, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.71% of average daily net assets until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the U.S. Treasury Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$73	$268	$480	$1,090

Principal Investment Strategies of the Fund

The U.S. Treasury Money Market Portfolio seeks to achieve its investment objective by investing 80% of its net assets in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.
The Fund may invest in U.S. Treasury Floating Rate Notes (FRNs). These are two-year notes issued by the U.S. Treasury that reset their interest rates on a weekly basis. At maturity, the face value of an FRN is paid to the note holder.
The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the
7

purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
The Fund seeks to maintain a net asset value of $1.00 per share.
The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
■	Variable and Floating Rate Instrument Risk — The absence of an active market for these instruments could make it difficult for the Fund to dispose of them if the issuer defaults.
■	When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will
8

not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Performance Information

The information shows you how the U.S. Treasury Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Service Shares
ANNUAL TOTAL RETURNS
U.S. Treasury Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 1.16% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock U.S. Treasury Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	0.00%	1.22%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.
Investment Manager

The U.S. Treasury Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the U.S. Treasury Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the
9

Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Service Shares
Minimum Initial Investment	$5,000
Minimum Additional Investment	No subsequent minimum.

Tax Information

The U.S. Treasury Money Market Portfolio’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the U.S. Treasury Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
10

Fund Overview

Key Facts About BlackRock Municipal Money Market Portfolio
Investment Objective

The investment objective of BlackRock Municipal Money Market Portfolio (the “Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Municipal Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.45%
Service Fees	0.25%
Other Expenses[1]	0.34%
Total Annual Fund Operating Expenses[2]	1.04%
Fee Waivers and/or Expense Reimbursements[3]	(0.32)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.72%

[1]	Other Expenses have been restated to reflect current fees.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 54, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.72% of average daily net assets until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Municipal Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$74	$299	$543	$1,242

Principal Investment Strategies of the Fund

The Municipal Money Market Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets in short-term obligations issued by or on behalf of states, possessions and territories of the United States, the District of Columbia, their respective political subdivisions and their agencies (“municipal securities”) and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and the Federal alternative minimum tax. The Fund intends to invest so that less than 25% of its total assets are municipal securities of issuers located in the same state. The Fund may also invest in repurchase agreements and purchase and sale contracts.
The Fund seeks to maintain a net asset value of $1.00 per share.
11

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
12

■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
Performance Information

The information shows you how the Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Service Share
ANNUAL TOTAL RETURNS
Municipal Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Municipal Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	0.00%	0.93%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.
Investment Manager

The Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Municipal Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at
13

(800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Service Shares
Minimum Initial Investment	$5,000
Minimum Additional Investment	No subsequent minimum.

Tax Information

The Municipal Money Market Portfolio anticipates that substantially all of its income dividends will be “exempt-interest dividends,” which are generally exempt from regular federal income taxes.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Municipal Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
14

Fund Overview

Key Facts About BlackRock New Jersey Municipal Money Market Portfolio
Investment Objective

The investment objective of BlackRock New Jersey Municipal Money Market Portfolio (the “New Jersey Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the New Jersey Municipal Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.45%
Service Fees	0.25%
Other Expenses[1]	0.39%
Total Annual Fund Operating Expenses[2]	1.09%
Fee Waivers and/or Expense Reimbursements[3]	(0.40)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.69%

[1]	Other Expenses have been restated to reflect current fees.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 54, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.69% of average daily net assets until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the New Jersey Municipal Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$70	$307	$562	$1,293

Principal Investment Strategies of the Fund

The New Jersey Municipal Money Market Portfolio seeks to achieve its investment objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the State of New Jersey or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes, including New Jersey gross income tax (“New Jersey municipal securities”). The Fund normally invests at least 80% of its net assets in New Jersey municipal securities. In addition, the Fund normally invests at least 80% of its assets in New Jersey municipal securities and other obligations which, in bond counsel’s opinion, are statutorily free from state and local taxation
15

under the laws of New Jersey or the U.S. in order to qualify as a “qualified investment fund” under New Jersey law. The Fund may also invest in repurchase agreements and purchase and sale contracts.
The Fund seeks to maintain a net asset value of $1.00 per share.
The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
16

■	State Specific Risk — The Fund will invest primarily in New Jersey municipal securities. As a result, the Fund is more exposed to risks affecting issuers of New Jersey municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on New Jersey municipal securities to be subject to state or local income taxation, or the value of New Jersey municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Performance Information

The information shows you how the New Jersey Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Service Shares
ANNUAL TOTAL RETURNS
New Jersey Municipal Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock New Jersey Municipal Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	0.00%	0.93%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.
Investment Manager

The New Jersey Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
17

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the New Jersey Municipal Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Service Shares
Minimum Initial Investment	$5,000
Minimum Additional Investment	No subsequent minimum.

Tax Information

The New Jersey Municipal Money Market Portfolio intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes and for purposes of New Jersey’s personal income tax and, in certain circumstances, local personal income tax.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the New Jersey Municipal Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
18

Fund Overview

Key Facts About BlackRock North Carolina Municipal Money Market Portfolio
Investment Objective

The investment objective of BlackRock North Carolina Municipal Money Market Portfolio (the “North Carolina Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the North Carolina Municipal Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.45%
Service Fees	0.25%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	1.13%
Fee Waivers and/or Expense Reimbursements[1]	(0.53)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expenses Reimbursements[1]	0.60%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 54, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.60% of average daily net assets until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the North Carolina Municipal Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$61	$306	$571	$1,327

Principal Investment Strategies of the Fund

The North Carolina Municipal Money Market Portfolio seeks to achieve its investment objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the State of North Carolina or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“North Carolina municipal securities”). The Fund normally invests at least 80% of its net assets in North Carolina municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
The Fund seeks to maintain a net asset value of $1.00 per share.
19

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in North Carolina municipal securities. As a result, the Fund is more exposed to risks affecting issuers of North Carolina municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on North Carolina
20

municipal securities to be subject to state or local income taxation, or the value of North Carolina municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Performance Information

The information shows you how the North Carolina Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Service Shares
ANNUAL TOTAL RETURNS
North Carolina Municipal Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.79% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock North Carolina Municipal Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	0.00%	0.96%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.
Investment Manager

The North Carolina Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the North Carolina Municipal Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates)
21

(each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Service Shares
Minimum Initial Investment	$5,000
Minimum Additional Investment	No subsequent minimum.

Tax Information

The North Carolina Municipal Money Market Portfolio intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes and for purposes of North Carolina’s personal income tax and, in certain circumstances, local personal income tax.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the North Carolina Municipal Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
22

Fund Overview

Key Facts About BlackRock Ohio Municipal Money Market Portfolio
Investment Objective

The investment objective of BlackRock Ohio Municipal Money Market Portfolio (the “Ohio Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Ohio Municipal Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.45%
Service Fees	0.25%
Other Expenses[1]	0.36%
Total Annual Fund Operating Expenses[2]	1.06%
Fee Waivers and/or Expense Reimbursements[3]	(0.37)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.69%

[1]	Other Expenses have been restated to reflect current fees.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 54, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.69% of average daily net assets until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Ohio Municipal Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$70	$300	$549	$1,261

Principal Investment Strategies of the Fund

The Ohio Municipal Money Market Portfolio seeks to achieve its investment objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the State of Ohio or its agencies, political subdivisions or instrumentalities, or other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from Ohio personal income tax (“Ohio municipal securities”). The Fund normally invests at least 80% of its net assets in Ohio municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
The Fund seeks to maintain a net asset value of $1.00 per share.
23

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Ohio municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on Ohio municipal
24

securities to be subject to state or local income taxation, or the value of Ohio municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Performance Information

The information shows you how the Ohio Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Service Shares
ANNUAL TOTAL RETURNS
Ohio Municipal Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Ohio Municipal Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	0.00%	0.99%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.
Investment Manager

The Ohio Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Ohio Municipal Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a
25

“Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Service Shares
Minimum Initial Investment	$5,000
Minimum Additional Investment	No subsequent minimum.

Tax Information

The Ohio Municipal Money Market Portfolio intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes and for purposes of Ohio’s personal income tax and, in certain circumstances, local personal income tax.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Ohio Municipal Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
26

Fund Overview

Key Facts About BlackRock Pennsylvania Municipal Money Market Portfolio
Investment Objective

The investment objective of BlackRock Pennsylvania Municipal Money Market Portfolio (the “Pennsylvania Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania personal income tax, as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Pennsylvania Municipal Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.45%
Service Fees	0.25%
Other Expenses[1]	0.22%
Total Annual Fund Operating Expenses[2]	0.92%
Fee Waivers and/or Expense Reimbursements[3]	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.72%

[1]	Other Expenses have been restated to reflect current fees.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 54, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.72% of average daily net assets until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Pennsylvania Municipal Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$74	$273	$490	$1,113

Principal Investment Strategies of the Fund

The Pennsylvania Municipal Money Market Portfolio seeks to achieve its investment objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the Commonwealth of Pennsylvania or its agencies, political subdivisions or instrumentalities, or other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from Pennsylvania personal income tax (“Pennsylvania municipal securities”). The Fund normally invests at least 80% of its net assets in Pennsylvania municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
27

The Fund seeks to maintain a net asset value of $1.00 per share.
The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Pennsylvania municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Pennsylvania municipal securities.
28

■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on Pennsylvania municipal securities to be subject to state or local income taxation, or the value of Pennsylvania municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Performance Information

The information shows you how the Pennsylvania Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Service Shares
ANNUAL TOTAL RETURNS
Pennsylvania Municipal Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Pennsylvania Municipal Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	0.00%	0.92%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.
Investment Manager

The Pennsylvania Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
29

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Pennsylvania Municipal Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Service Shares
Minimum Initial Investment	$5,000
Minimum Additional Investment	No subsequent minimum.

Tax Information

The Pennsylvania Municipal Money Market Portfolio intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes and for purposes of Pennsylvania’s personal income tax and, in certain circumstances, local personal income tax.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Pennsylvania Municipal Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
30

Fund Overview

Key Facts About BlackRock Virginia Municipal Money Market Portfolio
Investment Objective

The investment objective of BlackRock Virginia Municipal Money Market Portfolio (the “Virginia Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Virginia Municipal Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares[1]
Management Fee	0.45%
Service Fees	0.25%
Other Expenses[1]	0.61%
Total Annual Fund Operating Expenses	1.31%
Fee Waivers and/or Expense Reimbursements[2]	(0.71)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.60%

[1]	Other Expenses are based on estimated amounts for the current fiscal year. There were no Service Shares outstanding at the end of the most recent fiscal year.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 54, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.60% of average daily net assets until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Virginia Municipal Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$61	$345	$650	$1,517

Principal Investment Strategies of the Fund

The Virginia Municipal Money Market Portfolio seeks to achieve its investment objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the Commonwealth of Virginia or its agencies, political subdivisions or instrumentalities, or other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from taxation by the Commonwealth of Virginia (“Virginia municipal securities”). The Fund normally invests at least 80% of its net assets in Virginia municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
The Fund seeks to maintain a net asset value of $1.00 per share.
31

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Virginia municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Virginia municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on Virginia municipal
32

securities to be subject to state or local income taxation, or the value of Virginia municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Performance Information

The information shows you how the Virginia Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. For the periods October 8, 2003 through May 12, 2005, June 28, 2005 through April 23, 2006, May 3, 2006 through June 1, 2006, and March 12, 2012 through June 30, 2015, there were no Service Shares outstanding. For the periods during which Service Shares were not outstanding, the performance of the Service Shares is based on the return of Institutional Shares, adjusted to reflect the expenses of Service Shares. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Service Shares
ANNUAL TOTAL RETURNS
Virginia Municipal Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2014). The year-to-date return as of June 30, 2015 was 0.00%. Because there were no Service Shares outstanding during the year-to-date ended June 30, 2015, the year-to-date return as of June 30, 2015 is based on the return of Institutional Shares, adjusted to reflect the expenses of Service Shares.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Virginia Municipal Money Market Portolio — Service Shares
Return Before Taxes	0.01%	0.00%	0.94%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.
Investment Manager

The Virginia Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
33

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Virginia Municipal Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Service Shares
Minimum Initial Investment	$5,000
Minimum Additional Investment	No subsequent minimum.

Tax Information

The Virginia Municipal Money Market Portfolio intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes and for purposes of Virginia’s personal income tax and, in certain circumstances, local personal income tax.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Virginia Municipal Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
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Details About the Funds

Included in this prospectus are sections that tell you about buying and selling shares, management information and shareholder features of the BlackRock Money Market Portfolio (the “Money Market Portfolio”), BlackRock U.S. Treasury Money Market Portfolio (the “U.S. Treasury Money Market Portfolio”), BlackRock Municipal Money Market Portfolio (the “Municipal Money Market Portfolio”), BlackRock New Jersey Municipal Money Market Portfolio (the “New Jersey Municipal Money Market Portfolio”), BlackRock North Carolina Municipal Money Market Portfolio (the “North Carolina Municipal Money Market Portfolio”), BlackRock Ohio Municipal Money Market Portfolio (the “Ohio Municipal Money Market Portfolio”), BlackRock Pennsylvania Municipal Money Market Portfolio (the “Pennsylvania Municipal Money Market Portfolio”) and BlackRock Virginia Municipal Money Market Portfolio (the “Virginia Municipal Money Market Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock FundsSM (the “Trust”), and your rights as a shareholder. The New Jersey Municipal Money Market Portfolio, the North Carolina Municipal Money Market Portfolio, the Ohio Municipal Money Market Portfolio, the Pennsylvania Municipal Money Market Portfolio and the Virginia Municipal Money Market Portfolio may be referred to herein collectively as the “State Municipal Money Market Portfolios.”
How Each Fund Invests

Each Fund is a money market fund managed pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
■	Each Fund seeks to maintain a net asset value of $1.00 per share.
■	Each Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. For a discussion of dollar-weighted average maturity and dollar-weighted average life, please see the Glossary on page 69.
■	Pursuant to Rule 2a-7 each Fund is subject to a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the Investment Company Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BlackRock Advisors, LLC (“BlackRock”) must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.
■	Each Fund will not acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. Each of the Money Market Portfolio and the U.S. Treasury Money Market Portfolio will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets, and no Fund will acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. For a discussion of daily liquid assets and weekly liquid assets, please see the Glossary on page 69.
■	Each of the Money Market Portfolio, the U.S. Treasury Money Market Portfolio and the Municipal Money Market Portfolio is ordinarily limited to investing so that immediately following any such acquisition not more than 5% of its total assets will be invested in any one issuer’s securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) or, in the event that such securities are not First Tier Securities (as defined in Rule 2a-7), not more than ½ of 1% of the Fund’s total assets. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities (as defined in Rule 2a-7) and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.
■	Pursuant to Rule 2a-7, with respect to 75% of its total assets, each of the State Municipal Money Market Portfolios will generally limit its purchases of any one issuer’s securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a
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right to demand payment) to 5% of the Fund’s total assets or, in the event that such securities are not First Tier Securities (as defined in Rule 2a-7), not more than ½ of 1% of the Fund’s total assets.
Money Market Portfolio
Investment Objective
The investment objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
The Fund invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations. Specifically, the Fund may invest in:
■	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks)
■	High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor’s Ratings Services, P-2 (Prime-2) or higher by Moody’s Investors Service, Inc. or F2 or higher by Fitch Ratings, Inc., as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
■	Asset-backed securities (including interests in “pools” of assets such as mortgages, installment purchase obligations and credit card receivables)
■	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities
■	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities
■	Repurchase agreements relating to the above instruments
The Fund may purchase variable and floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.
U.S. Treasury Money Market Portfolio
Investment Objective
The investment objective of the U.S. Treasury Money Market Portfolio is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.
The Fund may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”)), and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC).
The Fund may invest in U.S. Treasury Floating Rate Notes (FRNs). These are two-year notes issued by the U.S. Treasury that reset their interest rates on a weekly basis. At maturity, the face value of an FRN is paid to the note holder.
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The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
Municipal Money Market Portfolio
Investment Objective
The investment objective of the Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
The Fund invests primarily in municipal securities. Specifically, the Fund may invest in:
■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings, Inc.
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and the Federal alternative minimum tax.
The Fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. The Fund may invest up to 20% of its assets in securities which are subject to regular Federal income tax or the Federal alternative minimum tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax.
The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.
The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its net assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and the Federal alternative minimum tax.
New Jersey Municipal Money Market Portfolio
Investment Objective
The investment objective of the New Jersey Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
The Fund invests primarily in New Jersey municipal securities. Specifically, the Fund may invest in:
■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
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■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings, Inc.
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and New Jersey state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers, the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or New Jersey state income tax, and securities which are subject to regular Federal income tax and New Jersey state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax.
In addition, the Fund normally invests at least 80% of its assets in New Jersey municipal securities and other obligations which, in bond counsel’s opinion, are statutorily free from state and local taxation under the laws of New Jersey or the U.S. in order to qualify as a “qualified investment fund” under New Jersey law. The Fund may invest in municipal securities of issuers located outside of New Jersey, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and New Jersey state income tax.
The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from project revenues, such as municipal securities related to water or sewer systems.
The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and New Jersey state income tax.
North Carolina Municipal Money Market Portfolio
Investment Objective
The investment objective of the North Carolina Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
In pursuit of its investment objective, the Fund invests primarily in North Carolina municipal securities. Specifically, the Fund may invest in:
■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings, Inc.
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and North Carolina state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers, the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or North Carolina state income tax, and securities which are subject to regular Federal income tax and North Carolina state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of
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issuers located outside of North Carolina, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and North Carolina state income tax.
The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.
The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and North Carolina state income tax.
Ohio Municipal Money Market Portfolio
Investment Objective
The investment objective of the Ohio Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
In pursuit of its investment objective, the Fund invests primarily in Ohio municipal securities. Specifically, the Fund may invest in:
■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings, Inc.
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and Ohio state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers, the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or Ohio state income tax, and securities which are subject to regular Federal income tax and Ohio state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of issuers located outside of Ohio, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and Ohio state income tax.
The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.
The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and Ohio state income tax.
Pennsylvania Municipal Money Market Portfolio
Investment Objective
The investment objective of the Pennsylvania Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania personal income tax, as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
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Principal Investment Strategies
In pursuit of its investment objective, the Fund invests primarily in Pennsylvania municipal securities. Specifically, the Fund may invest in:
■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings, Inc.
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and Pennsylvania personal income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers, the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or Pennsylvania personal income tax, and securities which are subject to regular Federal income tax and Pennsylvania personal income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of issuers located outside of Pennsylvania, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and Pennsylvania personal income tax.
The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.
The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and Pennsylvania personal income tax.
Virginia Municipal Money Market Portfolio
Investment Objective
The investment objective of the Virginia Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
In pursuit of its investment objective, the Fund invests primarily in Virginia municipal securities. Specifically, the Fund may invest in:
■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s Ratings Services or F2 or higher by Fitch Ratings, Inc.
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings, Inc.
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and Virginia state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers, the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or Virginia state income tax, and securities which are
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subject to regular Federal income tax and Virginia state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of issuers located outside of Virginia, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and Virginia state income tax.
The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.
The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and Virginia state income tax.
Other Strategies Applicable to All Funds
In addition to the principal strategies discussed above, each Fund, as applicable, may also invest or engage in the following investments/strategies:
■	Investment Company Securities — Each Fund may invest in securities issued by other open-end or closed-end investment companies as permitted by the Investment Company Act. A pro rata portion of the other investment companies’ expenses may be borne by the Fund’s shareholders. These investments may include, as consistent with the Fund’s investment objectives and policies, certain variable rate demand securities issued by closed-end funds, which invest primarily in portfolios of taxable or tax-exempt securities. It is anticipated that the payments made on the variable rate demand securities issued by closed-end municipal bond funds will be exempt from Federal income tax.
■	Uninvested Cash Reserves — Each Fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash reserves will not earn income.
■	Variable and Floating Rate Instruments (U.S. Treasury Money Market Portfolio, Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Each Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.
Other Strategies Applicable to Money Market Portfolio
In addition to the strategies discussed above, the Money Market Portfolio may also invest or engage in the following investments/strategies:
■	U.S. Treasury Floating Rate Notes — The Fund may invest in U.S. Treasury Floating Rate Notes (FRNs). These are two-year notes issued by the U.S. Treasury that reset their interest rates on a weekly basis. At maturity, the face value of an FRN is paid to the note holder
Other Strategies Applicable to the Municipal Money Market Portfolio and the State Municipal Money Market Portfolios
In addition to the strategies discussed above, the Municipal Money Market Portfolio and the State Municipal Money Market Portfolios may invest or engage in the following investments/strategies:
■	Bonds — The Municipal Money Market Portfolio may invest up to 20% of its assets, and each State Municipal Money Market Portfolio may invest without limit, in bonds, the interest on which may be subject to the Federal alternative minimum tax. Interest on these bonds that is received by taxpayers subject to the Federal alternative minimum tax is taxable.
■	Temporary Defensive Strategies — It is possible that in extreme market conditions, the Municipal Money Market Portfolio or a State Municipal Money Market Portfolio may each invest more than 20% of its assets in securities that are not municipal securities (and therefore subject to regular Federal income tax and the applicable state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from a market upswing, thus reducing a Fund’s opportunity to achieve its investment goal. In certain states, a Fund that invests more of its assets in securities that are not municipal securities issued by issuers in that state will not be able to pay dividends exempt from the state’s personal income tax.
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Investment Risks

Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a description of certain risks of investing in the Funds.
Principal Risks of Investing in the Funds
■	Asset-Backed Securities Risk (Money Market Portfolio) — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.
The Fund’s investments in asset-backed securities are subject to additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.
Asset-backed securities entail further risks, including the risk that, in certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Extension Risk (Money Market Portfolio) — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
■	Financial Services Industry Risk (Money Market Portfolio) — When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.
The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.
■	Foreign Exposure Risk (Money Market Portfolio) — Securities issued or supported by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.
■	Income Risk — The Fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is
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the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:
General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
Tax-Exempt Status Risk — In making investments, the Fund and BlackRock will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Fund nor BlackRock will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”) has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from Federal income tax (contrary to indications from the issuer) could affect the Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.
■	Non-Diversification Risk (State Municipal Money Market Portfolios) — Because each State Municipal Money Market Portfolio may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Prepayment Risk (Money Market Portfolio) — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
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■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The effect of these amendments on an individual money market fund will depend on the type of investors (e.g., retail or institutional) and the principal investments of the fund. For example, “institutional” money market funds will be required to sell and redeem fund shares using a floating net asset value and may, at the discretion of the fund’s board of trustees, impose fees on shareholder redemptions and temporarily suspend redemptions if the fund’s weekly liquid assets fall below a certain threshold. “Retail” money market funds may impose fees and suspend redemptions, but may continue to sell and redeem shares at a constant net asset value, whereas “Government” money market funds are exempt from these structural changes. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect a Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. Each Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk (State Municipal Money Market Portfolios) — Each State Municipal Money Market Portfolio will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Municipal Money Market Portfolio is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Please see Appendix 1 to the SAI, “Special Considerations for State Municipal Money Market Portfolios,” for more information.
New Jersey — Economic conditions in New Jersey and the nation are continuing to improve. Nationally, payroll growth during 2014 was the strongest since 1999. Wage growth has lagged payroll growth; however wage growth should follow with continued improvement in the labor market. Continued improvement in the labor market should also translate to a stronger housing market recovery which has been uneven due to slow household formations and tighter lending standards. Nationally, economic growth slowed during the first quarter of 2015 as a result of harsh winter weather, the West Coast port slowdown, falling oil prices during the second half of 2014, and the stronger dollar. Economic growth is expected to rebound in both the second quarter and the second half of the year. Economic growth in China continues to slow while growth remains positive but weak for the European economies. The Eurozone also continues to be hampered by continued uncertainty regarding the Greek debt crisis. According to information released by the New Jersey Department of Labor and Workforce Development on March 17, 2015, payroll employment in 2014 averaged 0.9% higher than in 2013. The 2014 increase in payroll employment in the State was one and four-tenths percentage points lower than the national increase in payroll employment. Standard & Poor’s, a division of The McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds A. Moody’s Investors Service, Inc. and Fitch Ratings rate the State of New Jersey’s general obligation bonds A2 and A, respectively.
North Carolina — North Carolina derives a significant portion of its revenue from taxes, including personal and corporate income taxes, sales and use taxes, franchise and insurance taxes, and alcoholic beverage taxes. The State is recovering from a period of high unemployment and modest job growth in the wake of the national recession. North Carolina’s December 2014 seasonally adjusted unemployment rate was 5.5%, down 1.4 percentage points from 6.9% in December 2013. At 5.5%, North Carolina’s December 2014 seasonally adjusted unemployment rate was 0.1 of a percentage point below the nation as a whole (5.6%). Between the State’s peak in employment in February 2008 and the low of February 2010, North Carolina lost 335,300 jobs—a decrease of 8.0%. Based on December 2014 preliminary employment estimates, North Carolina’s economy has gained 379,500 jobs since the low in February 2010. The fund balance of the General Fund, the State’s chief operating fund, improved to $1.184 billion at June 30, 2011, declined to $1.022 billion at June 30, 2012 due to the expiration of temporary taxes and significant growth in Medicaid expenditures, increased by 22.02% to $1.28 billion at June 30, 2013 due, in part, to higher than expected growth in individual income taxes, and further increased to $1.54 billion at June 30, 2014 due to decreases in expenditures. The State’s general obligation bonds are currently rated Aaa with a “stable” outlook by Moody’s Investors Service, Inc., AAA with a “stable” outlook by Standard & Poor’s, and AAA with a “stable” outlook by Fitch Ratings. North Carolina remains one of only ten states with a triple-A rating from all three rating agencies.
Ohio — The Ohio Municipal Money Market Portfolio is more exposed to risks affecting issuers of Ohio municipal bonds than is a municipal bond fund that invests more widely. Ohio’s economy, along with the national economy in general, is experiencing a slow recovery from the economic downturn. Moody’s Investors Service, Inc., Standard &
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Poor’s Ratings Services and Fitch Ratings, Inc. currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively.
Pennsylvania — The Pennsylvania Municipal Money Market Portfolio is more exposed to risks affecting issuers of Pennsylvania municipal securities than is a municipal bond fund that invests more widely. Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing laws or laws with respect to tax-exempt financing. On July 1, 2015, the Pennsylvania Department of Revenue reported that fiscal year 2014-15 General Fund collections totaled $30.6 billion, which is $412.2 million, or 1.4% above estimate.
In 2014, all three major rating agencies (Moody’s, Standard and Poor’s and Fitch) downgraded Pennsylvania general obligation bonds. The downgrades reflect, among other things, the structural imbalance and projected budget deficits that have been noted with respect to the Pennsylvania economy. As of May, 2015, Pennsylvania general obligation bonds are rated Aa3 by Moody’s, and AA- by each of Standard and Poor’s and Fitch.
Although a fiscal year 2016 budget was required to be enacted by the commencement of the current fiscal year (July 1, 2015), the Governor and the General Assembly have not reached an agreement on a fiscal 2016 budget. At this time it is not known when a fiscal 2016 budget will be enacted or what will be included in any budget that is ultimately adopted. The full impact of the failure to enact a budget by July 1, 2015 is not known.
Virginia — While the economic trends which have generally created pressure on state and local budgets across the nation also affected localities within the Commonwealth of Virginia (the “Commonwealth”), as of November 2014, an average of 4.5% of the Commonwealth’s population was unemployed, compared to the national average of 5.6%. In 2013, the Commonwealth had per capita income of $48,838 compared to the national average of $44,765 and ranked tenth among the states in per capita income. Fitch Ratings, Inc., Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services have assigned the ratings of AAA, Aaa and AAA, respectively, to the long-term general obligation bonds of the Commonwealth.
■	Taxability Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
■	Treasury Obligations Risk (U.S. Treasury Money Market Portfolio and Municipal Money Market Portfolio) — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	U.S. Government Obligations Risk (Money Market Portfolio and U.S. Treasury Money Market Portfolio) — Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
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■	Variable and Floating Rate Instrument Risk (Money Market Portfolio and U.S. Treasury Money Market Portfolio Principal Risk; Municipal Money Market Portfolio and State Municipal Money Market Portfolios Other Risk) — The absence of an active market for these instruments could make it difficult for the Fund to dispose of them if the issuer defaults.
■	When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Other Risks of Investing in the Funds
Each Fund (unless otherwise noted) may also be subject to certain other risks associated with its investments and investment strategies, including:
■	Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
■	Insurance Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
■	Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
■	Legal Opinion Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — The Fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-exempt status of investments and will not do its own analysis. The status of a municipal security as tax-exempt may be affected by events that occur after the municipal security is issued.
■	Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.
■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
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Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Service Shares in this prospectus for the Money Market Portfolio, U.S. Treasury Money Market Portfolio, Municipal Money Market Portfolio, New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Virginia Municipal Money Market Portfolio), allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) can help you determine which share class is best suited to your personal financial goals.
Each Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock
The table below summarizes key features of the Service Share class of each of the Funds.
Service Share Class at a Glance
Service Shares
Availability	Limited to certain investors, including: Financial Intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by Financial Intermediaries or in the name of nominees of Financial Intermediaries on behalf of their customers. Service Shares are normally purchased through a customer’s account at a Financial Intermediary through procedures established by such Financial Intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the Financial Intermediaries. A customer’s ownership of shares will be recorded by the Financial Intermediary and reflected in the account statements provided by such Financial Intermediaries to their customers. Investors wishing to purchase Service Shares should contact their Financial Intermediaries.
Minimum Investment	$5,000. However, Financial Intermediaries may set a higher minimum for their customers.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.
Service and Distribution Fees?	No Distribution Fee. 0.25% Annual Service Fee.
Redemption Fees?	No.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability.

Distribution and Shareholder Servicing Plan

The Trust has adopted a plan (the “Plan”) under Rule 12b-1 of the Investment Company Act with respect to the Service Shares that allows each Fund to pay distribution and service fees for the sale of its shares and shareholder servicing fees for certain services provided to its shareholders. The Funds do not make distribution payments under the Plan with respect to Service Shares.
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Plan Payments
Under the Plan, the Trust pays shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Service Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Service Shares of each Fund. All Service Shares pay this shareholder servicing fee.
In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:
■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Service Shares;
■	Assisting customers in choosing and changing dividend options, account designations and addresses; and
■	Providing other similar shareholder liaison services.
The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.
Other Payments by the Funds
In addition to, rather than in lieu of, fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees that a Fund pays to its transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.
Other Payments by BlackRock
The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and their shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.
How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your Financial Intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.
Fund shares have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. Fund shares are generally not marketed or sold to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States, except with the consent of the Distributor.
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Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, each Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.
Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in a Fund may be transferred to that state.
Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds in 1996 at the time the portfolio combined with The PNC® Fund may purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.
How to Buy Shares
	Your Choices	Important Information for You to Know
Initial Purchase	Determine the amount of your investment	Refer to the minimum initial investment in the “Service Share Class at a Glance” table of this prospectus.
Have your Financial Intermediary submit your purchase order	The Funds’ investments are valued based on the amortized cost method described in the SAI.
Purchase orders received by the Transfer Agent before 12:30 p.m. (Eastern time) on each day both the New York Stock Exchange (the “Exchange”) and the Federal Reserve Bank of Philadelphia are open (each, a “business day”) will be priced based on the next net asset value calculated on that day, and shareholders will receive dividends for that day. Purchase orders received after 12:30 p.m., but before 4:00 p.m. on each day both the Exchange and the Federal Reserve Bank of Philadelphia are open will be priced based on the next net asset value calculated on that day, but shareholders will not receive dividends for that day.
Net asset value is calculated separately for each class of shares of each Fund as of the close of business on the Exchange, generally 4:00 p.m. (Eastern time), each business day. Shares will not be priced on days the Exchange or the Federal Reserve Bank of Philadelphia are closed. Each Fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the Exchange is closed due to an emergency.
Purchase orders placed after 4:00 p.m. (Eastern time) will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial Intermediaries may charge a processing fee to confirm a purchase.
A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in each Fund’s “Fees and Expenses” table.
Add to Your Investment	Purchase additional shares	There is no minimum amount for additional investments.
	Have your Financial Intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your Financial Intermediary.
Or contact BlackRock (for accounts held directly with BlackRock)	Purchase by Telephone: Call the Fund at (800) 537-4942 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.
Purchase by Internet: You may purchase your shares and view activity in your account by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using the Automated Clearing House Network (“ACH”) will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders of Service Shares placed by wire prior to the close of business on the Exchange will be priced at the net asset value determined that day. Contact your Financial Intermediary or BlackRock for further information. Limits on amounts that may be purchased via
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	Your Choices	Important Information for You to Know
Add to Your Investment (continued)	Or contact BlackRock (for accounts held directly with BlackRock) (continued)	Internet may vary. For additional information, call BlackRock at (800) 537-4942.
Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.
Each Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.
	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call BlackRock at (800) 537-4942, or contact your Financial Intermediary (if your account is not held directly with BlackRock).
How to Pay for Shares	Making payment for purchases	Payment for Service Shares must normally be made in Federal funds or other immediately available funds by your Financial Intermediary but in no event later than 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Fund. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

How to Sell Shares
Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order	You can make redemption requests through your Financial Intermediary in accordance with the procedures applicable to your accounts. These procedures may vary according to the type of account and the Financial Intermediary involved and customers should consult their Financial Intermediary in this regard. Financial Intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis.
Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their Financial Intermediaries. Financial Intermediaries may place redemption orders by telephoning (800) 537-4942.The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.
Financial intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming.
The Fund may reject an order to sell shares under certain circumstances.
Selling shares held directly with BlackRock	Methods of Redeeming
Redeem by Telephone: Institutions may place redemption orders by telephoning (800) 537-4942.
The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such
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Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)	procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.
During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.
Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.
Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds, P.O. Box 9819, Providence, RI 02940-8019, or for overnight delivery, 4400 Computer Drive, Westborough, Massachusetts 01588. Under certain circumstances, a medallion signature guarantee will be required.
Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 12:30 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received between 12:30 p.m. (Eastern time) and 4:00 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.
Shares can be redeemed by Federal wire transfer to a single previously designated bank account. No charge for wiring redemption payments with respect to Service Shares is imposed by the Fund, although Financial Intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Financial Intermediaries. You are responsible for any additional charges imposed by your bank for wire transfers.
The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.
***

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Transfer your Account
Your Choices	Important Information for You to Know
Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary	You may transfer your shares of the Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
If your account is held directly with BlackRock, you may call (800) 537-4942 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.
Transfer to a non-participating Financial Intermediary	You must either: • Transfer your shares to an account with the Fund; or • Sell your shares, paying any applicable deferred sales charge.
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	Your Choices	Important Information for You to Know
Transfer Shares to Another Financial Intermediary (continued)	Transfer to a non-participating Financial Intermediary (continued)	If your account is held directly with BlackRock, you may call (800) 537-4942 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Fund’s Rights

Each Fund may:
■	Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act;
■	Postpone the date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.
Suspension of Redemptions Upon Liquidation. If the Board, including a majority of the trustees who are not “interested persons” of the Funds as defined in the Investment Company Act, determines that the deviation between a Fund’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, the Board, subject to certain conditions, may, in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payments of redemption proceeds in order to facilitate the permanent termination of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.
Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (the “Fund Minimum”), and may take one of two actions if the balance in the Fund falls below the Fund Minimum.
First, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $250 for any reason, including market fluctuation. You will be notified that the value of your account is less than $250 before the Fund makes an involuntary redemption. The notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $250 before the Fund makes an involuntary redemption or to the Fund Minimum in order not to be assessed an annual low balance fee of $20, as set forth below. This involuntary redemption may not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.
Second, the Fund charges an annual $20 low balance fee on all fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The low balance fee will be assessed on Fund accounts in all BlackRock funds, regardless of the Fund’s minimum investment amount. The fee will be deducted from the fund account only once per calendar year. You will be notified that the value of your account is less than the Fund Minimum before the fee is imposed. You will then have a 90 calendar day period to make an additional investment to bring the value of your account to the Fund Minimum before the Fund imposes the low balance fee. This low balance fee does not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, or accounts established under the Uniform Gifts or Transfers to Minors Acts.
Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board has evaluated the risks of market timing activities by each Fund’s shareholders and has determined that due to (i) the Fund’s policy of seeking to maintain the Fund’s net asset value per share at $1.00 each day, (ii) the nature of the Fund’s portfolio holdings, and (iii) the nature of the Fund’s shareholders, it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Funds by shareholders would result in a negative impact to the Funds or their shareholders. As a result, the Board has not adopted policies and procedures to deter short-term
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trading in the Funds. There can be no assurances, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.
Master/Feeder Structure

Each Fund may in the future determine to become a “feeder” fund that invests all of its assets in another open-end investment company (a “master fund”) that has the same investment objective and strategies as the Fund. This structure is sometimes called a “master/feeder” structure. Investors in a feeder fund will acquire an indirect interest in the corresponding master fund. In a master/feeder structure, all investments will be made at the master level and the Fund’s investment results will correspond directly to the investment results of the underlying master in which it invests. A feeder fund may withdraw from its master fund at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage its assets directly.
A master fund may accept investments from other feeder funds, and all the feeder funds of a given master fund bear the master fund’s expenses in proportion to their assets. This structure may enable the feeder funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from a master fund from different feeder funds may offset each other and produce a lower net cash flow.
However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to the same master fund on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same master fund.
Whenever a master fund holds a vote of its feeder funds, a fund that is a feeder fund investing in that master fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a fund that is a feeder fund over the operations of its master fund.
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Management of the Funds

BlackRock

BlackRock, each Fund’s investment adviser, manages each Fund’s investments and its business operations subject to the oversight of the Trust’s Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.
BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $4.721 trillion in investment company and other portfolio assets under management as of June 30, 2015.
BlackRock serves as manager to each Fund pursuant to a management agreement (the “Management Agreement”), which provides that BlackRock is entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. With respect to each Fund, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:
Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.450%
$1 billion – $2 billion	0.400%
$2 billion – $3 billion	0.375%
Greater than $3 billion	0.350%

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Fund’s business, if any) of Service Shares of certain Funds at the levels shown below and in the respective Fund’s fees and expenses table in the “Fund Overview” section. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.
BlackRock has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.
Contractual Caps[1] on Total Annual Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Money Market Portfolio — Service Shares	0.72%
U.S. Treasury Money Market Portfolio — Service Shares	0.71%
Municipal Money Market Portfolio — Service Shares	0.72%
New Jersey Municipal Money Market Portfolio — Service Shares	0.69%
North Carolina Municipal Money Market Portfolio — Service Shares	0.60%
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Contractual Caps[1] on Total Annual Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Ohio Municipal Money Market Portfolio — Service Shares	0.69%
Pennsylvania Municipal Money Market Portfolio — Service Shares	0.72%
Virginia Municipal Money Market Portfolio — Service Shares	0.60%

[1]	The contractual caps are in effect until August 1, 2016. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets.
BlackRock and the Distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable a Fund to maintain minimum levels of daily net investment income. BlackRock and the Distributor may discontinue these voluntary waivers at any time without notice.
With respect to the contractual agreement, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that (i) the Fund of which the share class is a part has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator.
For the fiscal year ended March 31, 2015, each Fund paid BlackRock aggregate management fees, net of any applicable waivers, as a percentage of the Fund’s average daily net assets as follows:
Management Fee Rate Paid to BlackRock (net of any applicable waivers)
Money Market Portfolio	0.14%
U.S. Treasury Money Market Portfolio	0.00%
Municipal Money Market Portfolio	0.00%
New Jersey Municipal Money Market Portfolio	0.00%
North Carolina Municipal Money Market Portfolio	0.00%
Ohio Municipal Money Market Portfolio	0.00%
Pennsylvania Municipal Money Market Portfolio	0.00%
Virginia Municipal Money Market Portfolio	0.00%

A discussion of the basis for the Board’s approval of the Management Agreement with respect to the Funds is included in the Funds’ semi-annual shareholder report for the fiscal period ended September 30, 2014.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.
Legal Proceedings. On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation
55

and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.
Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders.
BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate having positions that are adverse to those of the Funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions.
In addition, the Funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates in connection with the Funds’ portfolio investment transactions.
The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Valuation of Fund Investments

A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million and has 5 million shares outstanding, the net asset value (“NAV”) per share is $1.00. When you buy Investor or Institutional Shares you pay the NAV per share. Although each Fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.
The Funds’ investments are valued based on the amortized cost method described in the SAI.
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Each Fund’s Transfer Agent will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the Transfer Agent with your check. Please call (800) 537-4942 for a purchase application. Purchase orders received by the Transfer Agent before 12:30 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and shareholders will receive dividends for that day. Purchase orders received after 12:30 p.m. (Eastern time) but before 4:00 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, but shareholders will not receive dividends for that day.
NAV is calculated separately for each class of shares of each Fund as of the close of business on the Exchange, generally 4:00 p.m. (Eastern time), each business day. Shares will not be priced on days the Exchange or the Federal Reserve Bank of Philadelphia are closed. Each Fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the Exchange is closed due to an emergency.
Dividends, Distributions and Taxes

BUYING A DIVIDEND
Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.
Distributions of net investment income derived by a Fund, if any, are declared daily and paid at least monthly and net realized capital gains, if any, will be distributed at least annually. Dividends will be reinvested automatically in the form of additional shares of the same class of the Fund at net asset value without a sales charge unless you instruct the Transfer Agent in writing to pay them in cash. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. The Municipal Money Market Portfolio and the State Municipal Money Market Portfolios intend to make distributions, most of which will be excludable from gross income for Federal income tax purposes and, for the State Municipal Money Market Portfolios, for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, each State Municipal Money Market Portfolio also intends that the value of its shares will be exempt from state and/or local intangible personal property tax in the designated state, although it cannot guarantee that this will always be the case.
The Municipal Money Market Portfolio and the State Municipal Money Market Portfolios will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., “tax-exempt”). To the extent that the dividends distributed by one of such Funds are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. To the extent dividends distributed by a State Municipal Money Market Portfolio are from bond interest income that is excludable from income for state income tax purposes in the designated state, they are exempt from personal income tax (and in certain circumstances, local personal income tax) of the designated state. To the extent applicable, the value of a State Municipal Money Market Portfolio’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in the Municipal Money Market Portfolio, or in a State Municipal Money Market Portfolio investing in a designated state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax.
There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal or state income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.
You will pay tax on ordinary income dividends derived from taxable interest and on capital gain distributions from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. However, to the extent that a Fund’s distributions are derived from income on short-term debt securities and from short-term capital gains, such distributions will not be eligible for taxation at the reduced rate. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.
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A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investment) of U.S. individuals with income exceeding $200,000 or $250,000 if married and filing jointly, and of trusts and estates. However, this tax will not apply to certain amounts that are already excludable from gross income, such as interest on tax-exempt bonds.
By law, your taxable dividends will be subject to a 28% withholding tax if you have not provided a taxpayer identification number or social security number to the Fund in which you invest or the number you have provided is incorrect.
Non-U.S. investors may be subject to U.S. withholding and/or state tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.
Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable to you, for Federal income tax purposes, as long term capital gains, regardless of how long you have held your shares.
If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of a Fund beginning before January 1, 2015, certain distributions reported by a Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.
A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in the Municipal Money Market Portfolio and the State Municipal Money Market Portfolios. This discussion is not a substitute for individualized tax advice. You should consult your tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.
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Financial Highlights

The Financial Highlights tables are intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the indicated Fund’s Annual Report, which is available upon request.
Money Market Portfolio
	Service
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	0.90%	0.96%	0.94%	0.94%	0.96%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.22%	0.24%	0.30%	0.27%	0.37%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$428,033	$444,820	$380,303	$332,427	$391,617

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
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Financial Highlights (continued)

U.S. Treasury Money Market Portfolio
	Service
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0001	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net realized gain	(0.0000) [3]	(0.0001)	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Total distributions	(0.0000)	(0.0001)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.01%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	0.92%	1.00%	0.97%	0.95%	0.95%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.07%	0.07%	0.15%	0.09%	0.20%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$114,080	$138,672	$170,806	$ 99,022	$118,827

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
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Financial Highlights (continued)

Municipal Money Market Portfolio
	Service
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Distributions from net investment income[2]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	1.05%	1.04%	1.03%	1.06%	1.06%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.14%	0.15%	0.22%	0.20%	0.42%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$ 25,940	$ 94,897	$111,132	$ 56,951	$ 34,991

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
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Financial Highlights (continued)

New Jersey Municipal Money Market Portfolio
	Service
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	—	—	—	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net realized gain	(0.0000) [3]	—	—	(0.0000) [3]	(0.0000) [3]
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	1.08%	1.00%	1.00%	1.05%	1.02%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.17%	0.18%	0.25%	0.28%	0.42%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$ 9,773	$ 13,348	$ 16,025	$ 12,895	$ 15,935

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
62

Financial Highlights (continued)

North Carolina Municipal Money Market Portfolio
	Service
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Distributions from net investment income[2]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	1.13%	1.22%	1.10%	1.15%	1.21%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.10%	0.12%	0.20%	0.19%	0.30%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$ 93	$ 145	$ 30	$ 65	$ 138

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
63

Financial Highlights (continued)

Ohio Municipal Money Market Portfolio
	Service
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	—	—	—	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net realized gain	(0.0000) [3]	—	—	—	(0.0000) [3]
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	1.07%	1.06%	1.04%	1.04%	0.97%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.09%	0.12%	0.20%	0.19%	0.40%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$ 4,883	$ 9,221	$ 9,428	$ 4,623	$ 4,156

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
64

Financial Highlights (continued)

Pennsylvania Municipal Money Market Portfolio
	Service
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	—	—	0.0000 [1]	—
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net realized gain	(0.0000) [3]	—	—	(0.0000) [3]	—
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	0.94%	0.99%	0.98%	0.96%	0.90%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.09%	0.13%	0.19%	0.21%	0.31%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$ 11,838	$ 15,395	$ 17,315	$ 16,333	$ 30,649

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
65

Financial Highlights (concluded)

Virginia Municipal Money Market Portfolio
Because Service Shares of Virginia Municipal Money Market Portfolio have not been outstanding since March 12, 2012, financial information for the past five years is not provided.
66

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses
Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program. To enroll:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Intermediary. Please note that not all investment advisers, banks or brokerages may offer this service.
Shareholders Who Hold Accounts Directly With BlackRock:
■	Access the BlackRock website at http://www.blackrock.com/edelivery; and
■	Log into your account.
Delivery of Shareholder Documents
Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 537-4942.
Certain Fund Policies

Anti-Money Laundering Requirements
Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism, or economic sanctions.
Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism, or other illicit activities.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.
67

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Statement of Additional Information

If you would like further information about the Funds, including how they invest, please see the SAI.
For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.
68

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about a Fund, please see the SAI.
Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.
Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.
Daily Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day.
Dollar-Weighted Average Life — the dollar-weighted average maturity of a Fund’s portfolio calculated without reference to the exceptions used for variable or floating rate securities regarding the use of interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average.
Dollar-Weighted Average Maturity — the average maturity of a Fund is the average amount of time until the organizations that issued the debt securities in a Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity.
Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Intermediaries, advertising and promotion.
Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the Fund sells securities and agrees to buy them back at a particular date and price).
Management Fee — a fee paid to BlackRock for managing a Fund.
Other Expenses — include administration, transfer agency, custody, professional and registration fees.
Service Fees — fees used to compensate Financial Intermediaries for certain shareholder servicing activities.
Weekly Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; (iii) government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.
69

For More Information

Funds and Service Providers

THE FUNDS
BlackRock FundsSM
    BlackRock Money Market Portfolio
    BlackRock U.S. Treasury Money Market Portfolio
    BlackRock Municipal Money Market Portfolio
    BlackRock New Jersey Municipal Money
    Market Portfolio
    BlackRock North Carolina Municipal Money
    Market Portfolio
    BlackRock Ohio Municipal Money Market Portfolio
    BlackRock Pennsylvania Municipal Money
    Market Portfolio
    BlackRock Virginia Municipal Money Market Portfolio
100 Bellevue Parkway
Wilmington, Delaware 19809
Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019
Overnight Mail:
4400 Computer Drive
Westborough, Massachusetts 01588
(800) 537-4942
MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103
ACCOUNTING SERVICES PROVIDER
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
DISTRIBUTOR
BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022
CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, New York 10286
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

For more information:
This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:
Annual/Semi-Annual Reports
These reports contain additional information about each Fund’s investments. The annual report describes a Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.
Statement of Additional Information
A Statement of Additional Information (“SAI”), dated July 29, 2015, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.
BlackRock Investor Services
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call:    (800) 537-4942.
Purchases and Redemptions
Call your Financial Intermediary or BlackRock Investor Services at (800) 537-4942. You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.
Purchases and Redemptions
Call your Financial Intermediary or BlackRock Investor Services at (800) 537-4942.
World Wide Web
General Fund information and specific Fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus/cash. Mutual fund prospectuses and literature can also be requested via this website.
Written Correspondence
BlackRock FundsSM
P.O. Box 9819
Providence, Rhode Island 02940
Overnight Mail
BlackRock FundsSM
4400 Computer Drive
Westborough, Massachusetts 01588
Internal Wholesalers/Broker Dealer Support
Available on any business day to support investment professionals. Call: (800) 882-0052.
Portfolio Characteristics and Holdings
A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.
For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.
Securities and Exchange Commission
You may also view and copy public information about the Funds, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.
You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
BLACKROCK FUNDSSM
INVESTMENT COMPANY ACT FILE # 811-05742
PRO-MM-SVC-0715

PROSPECTUS
BLACKROCK MONEY MARKET PORTFOLIO
Ticker Symbol: PNPXX
JULY 29, 2015
BlackRock Money Market Portfolio is a portfolio of BlackRock FundsSM managed by BlackRock Advisors, LLC and available to Westcore Investors for investment and exchanges.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Securities and Exchange Commission has not approved or disapproved of the Fund’s shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

SUPPLEMENTAL INSTRUCTIONS FOR WESTCORE INVESTORS
The following supplemental instructions are provided for Westcore investors who wish to purchase or exchange shares of the Money Market Portfolio described in the attached prospectus through an account at Westcore Funds. Westcore investors owning shares in the Money Market Portfolio have full exchange privileges with the Westcore Funds as well as the additional convenience of checkwriting. With your money market account, you may, for example, write checks on or automatically add to your balance as well as exchange all or a portion of your balance into one or more of the Westcore Funds.

PURCHASES, REDEMPTIONS & EXCHANGES
Minimum Initial and Subsequent Purchases:
There is a $1,000 minimum initial investment if investors choose an automatic monthly investment option. Otherwise, the minimum initial investment is $2,500* ($1,000 for participants in Retirement, Education Savings and UGMA/UTMA Accounts). The minimum subsequent and automatic monthly investment for all accounts is $25.**
*	Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums. $1,000 for existing regular accounts and $250 for existing retirement or UGMA/UTMA accounts.
**	The Westcore Automatic Investment Plan does not assure a profit and does not protect against a loss in a declining market.
Regular Transactions:
Purchases and redemptions by mail should be sent to Westcore Funds as follows:
Via Regular Mail:	Via Express/Overnight Mail:
Westcore Funds	Westcore Funds
P.O. Box 44323	1290 Broadway, Suite 1100
Denver, CO 80201	Denver, CO 80203
Please make checks payable to Westcore Funds. Purchases by check will be processed at the net asset value determination next occurring after your order is received and accepted by Westcore. Please note that cash, credit card checks, travelers checks, money orders, instant loan checks, third party checks, checks drawn on foreign banks or checks with inconsistencies between the name on the bank account and fund account registration will not be accepted for purchases. Westcore reserves the right to reject any purchase order or any redemption by check that appears suspicious or fraudulent or is not otherwise in good order. Signature guarantees may be required for certain transactions.
Customer Identification Program:
Federal regulations require the Fund to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security Number, Employer Identification Number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. To the extent permitted by applicable law, Westcore Funds reserves the right to place limits on transactions in your account until your identity is verified.
(Continued on inside back cover)

Fund Overview	Key facts and details about the Fund listed in this prospectus, including investment objective, principal investment strategies, principal risk factors, fee and expense information, and historical performance information
	Investment Objective	2
	Fees and Expenses of the Fund	2
	Principal Investment Strategies of the Fund	2
	Principal Risks of Investing in the Fund	3
	Performance Information	4
	Investment Manager	5
	Purchase and Sale of Fund Shares	5
	Tax Information	5
	Payments to Broker/Dealers and Other Financial Intermediaries	5

Details About the Fund	Information about how the Fund invests, including investment objective, investment processes, principal strategies and risk factors
	How the Fund Invests	6
	Investment Risks	7

Account Information	Information about account services, sales charges and waivers, shareholder transactions, and distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	10
	Distribution and Shareholder Servicing Plan	10
	How to Buy and Sell Shares	11
	Fund’s Rights	14
	Short-Term Trading Policy	14
	Master/Feeder Structure	15

Management of the Fund	Information about BlackRock
	BlackRock	16
	Conflicts of Interest	17
	Valuation of Fund Investments	18
	Dividends, Distributions and Taxes	18

Financial Highlights	Financial Performance of the Fund	20

General Information	Shareholder Documents	21
	Certain Fund Policies	21
	Statement of Additional Information	22

Glossary	Glossary of Investment Terms	23

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Investment Objective

The investment objective of BlackRock Money Market Portfolio (the “Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.43%
Service Fees	0.25%
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses[2]	0.88%
Fee Waivers and/or Expense Reimbursements[3]	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.72%

[1]	Other Expenses have been restated to reflect current fees.
[2]	The Total Annual Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.
[3]	As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 16, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.72% of average daily net assets until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the noninterested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$74	$265	$472	$1,070

Principal Investment Strategies of the Fund

The Money Market Portfolio seeks to achieve its investment objective by investing in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.
The Fund may purchase variable and floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.
The Fund seeks to maintain a net asset value of $1.00 per share.
2

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Asset-Backed Securities Risk — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
■	Financial Services Industry Risk — Because of its concentration in the financial services industry, the Fund will be more susceptible to any economic, business, political or other developments which generally affect this industry sector. As a result, the Fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations. The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.
■	Foreign Exposure Risk — Securities issued or supported by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the
3

Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
■	Variable and Floating Rate Instrument Risk — The absence of an active market for these instruments could make it difficult for the Fund to dispose of them if the issuer defaults.
Performance Information

The information shows you how the Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 392-CORE (2673).
Service Shares
ANNUAL TOTAL RETURNS
Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 1.20% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	0.00%	1.45%

To obtain the Fund’s current 7-day yield, call (800) 392-CORE (2673).
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Investment Manager

The Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 392-CORE (2673), by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Service Shares
Minimum Initial Investment	$5,000
Minimum Additional Investment	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of BlackRock Money Market Portfolio (the “Fund”), a series of BlackRock FundsSM (the “Trust”), and your rights as a shareholder.
How the Fund Invests

The Fund is a money market fund managed pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
■	The Fund seeks to maintain a net asset value of $1.00 per share.
■	The Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. For a discussion of dollar-weighted average maturity and dollar-weighted average life, please see the Glossary on page 23.
■	Pursuant to Rule 2a-7, the Fund is subject to a “general liquidity requirement” that requires that the Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the Investment Company Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BlackRock Advisors, LLC (“BlackRock”) must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require the Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.
■	The Fund will not acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. The Fund will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets, and the Fund will not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. For a discussion of daily liquid assets and weekly liquid assets, please see the Glossary on page 23.
■	The Fund is ordinarily limited to investing so that immediately following any such acquisition not more than 5% of its total assets will be invested in any one issuer’s securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) or, in the event that such securities are not First Tier Securities (as defined in Rule 2a-7), not more than ½ of 1% of the Fund’s total assets. In addition, Rule 2a-7 requires that not more than 3% of the Fund’s total assets be invested in Second Tier Securities (as defined in Rule 2a-7) and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.
Investment Objective
The investment objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.
Should the Trust’s Board of Trustees (the “Board”) determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.
Principal Investment Strategies
The Fund invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations. Specifically, the Fund may invest in:
■	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks)
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■	High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor’s Ratings Services, P-2 (Prime-2) or higher by Moody’s Investors Service, Inc. or F2 or higher by Fitch Ratings, Inc., as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
■	Asset-backed securities (including interests in “pools” of assets such as mortgages, installment purchase obligations and credit card receivables)
■	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities
■	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities
■	Repurchase agreements relating to the above instruments
The Fund may purchase variable and floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.
Other Strategies
In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:
■	Investment Company Securities — The Fund may invest in securities issued by other open-end or closed-end investment companies as permitted by the Investment Company Act. A pro rata portion of the other investment companies’ expenses may be borne by the Fund’s shareholders. These investments may include, as consistent with the Fund’s investment objective and policies, certain variable rate demand securities issued by closed-end funds, which invest primarily in portfolios of taxable or tax-exempt securities. It is anticipated that the payments made on the variable rate demand securities issued by closed-end municipal bond funds will be exempt from Federal income tax.
■	Uninvested Cash Reserves — The Fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash reserves will not earn income.
■	U.S. Treasury Floating Rate Notes — The Fund may invest in U.S. Treasury Floating Rate Notes (FRNs). These are two-year notes issued by the U.S. Treasury that reset their interest rates on a weekly basis. At maturity, the face value of an FRN is paid to the note holder.
Investment Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a description of certain risks of investing in the Fund.
Principal Risks of Investing in the Fund
■	Asset-Backed Securities Risk — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.
The Fund’s investments in asset-backed securities are subject to additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.
Asset-backed securities entail further risks, including the risk that, in certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
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■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
■	Financial Services Industry Risk — When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.
The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.
■	Foreign Exposure Risk — Securities issued or supported by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.
■	Income Risk — The Fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The effect of these amendments on an individual money market fund will depend on the type of investors (e.g., retail or institutional) and the principal investments of the fund. For example, “institutional” money market funds will be required to sell and redeem fund shares using a floating net asset value and may, at the discretion of the fund’s board of trustees, impose fees on shareholder redemptions and temporarily suspend redemptions if the fund’s weekly liquid assets fall below a certain threshold. “Retail” money market funds may impose fees and suspend redemptions, but may continue to sell and redeem shares at a constant net asset value, whereas “Government” money market funds are exempt from these structural changes. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	U.S. Government Obligations Risk — Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all
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U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
■	Variable and Floating Rate Instrument Risk — The absence of an active market for these instruments could make it difficult for the Fund to dispose of them if the issuer defaults.
Other Risks of Investing in the Fund
The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:
■	Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
■	Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
■	Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.
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Account Information

How to Choose the Share Class that Best Suits Your Needs

The Fund currently offers multiple share classes (Service Shares offered through Westcore in this prospectus), allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your Westcore representative can help you determine which share class is best suited to your personal financial goals.
The Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.
The table below summarizes key features of the Service Share class of the Fund.
Service Share Class at a Glance
Service Shares
Availability	Limited to certain investors, including: financial intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by financial intermediaries or in the name of nominees of financial intermediaries on behalf of their customers. Service Shares are normally purchased through a customer’s account at a financial intermediary through procedures established by such financial intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the financial intermediaries. A customer’s ownership of shares will be recorded by the financial intermediary and reflected in the account statements provided by such financial intermediaries to their customers. Investors wishing to purchase Service Shares should contact their financial intermediaries.
Minimum Investment	$5,000. However, financial intermediaries may set a higher minimum for their customers.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.
Service and Distribution Fees?	No Distribution Fee. 0.25% Annual Service Fee.
Redemption Fees?	No.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability.

Distribution and Shareholder Servicing Plan

The Trust has adopted a plan (the “Plan”) under Rule 12b-1 of the Investment Company Act with respect to the Service Shares that allows the Fund to pay distribution fees for the sale of its shares and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to Service Shares.
Plan Payments
Under the Plan, the Trust pays shareholder servicing fees (also referred to as shareholder liaison services fees) to a financial professional or a selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) for providing support services to their customers who own Service Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Service Shares of the Fund. All Service Shares pay this shareholder servicing fee.
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In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:
■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Service Shares;
■	Assisting customers in choosing and changing dividend options, account designations and addresses; and
■	Providing other similar shareholder liaison services.
The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because the fees paid by the Fund under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.
Other Payments by the Fund
In addition to, rather than in lieu of, fees that the Fund may pay to a Financial Intermediary pursuant to the Plan and fees that a Fund pays to its transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.
Other Payments by BlackRock
The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and its shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact Westcore for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.
How to Buy and Sell Shares

The chart on the following pages summarizes how to buy and sell shares through Westcore. Because the selection of a mutual fund involves many considerations, Westcore may help you with this decision.
Fund shares have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. Fund shares are generally not marketed or sold to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States, except with the consent of the Distributor.
The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, the Fund may waive certain requirements regarding the purchase or sale of shares described below.
Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Fund may be transferred to that state.
Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds in 1996 at the time the portfolio combined with The PNC® Fund may purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.
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How to Buy Shares
	Your Choices	Important Information for You to Know
Initial Purchase	Determine the amount of your investment	Refer to the minimum initial investment in the “Service Share Class at a Glance” table of this prospectus.
Have your Financial Intermediary submit your purchase order	A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million and has 5 million shares outstanding, the net asset value (“NAV”) per share is $1.00. Although the Fund seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so. The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day certain Financial Intermediaries, however, may require submission of orders prior to that time.
The Fund’s investments are valued based on the amortized cost method described in the SAI.
Service Shares are sold at the net asset value per share determined after an order is received by the Transfer Agent. You may place a purchase order for the Fund by telephoning the Fund at (800) 392- CORE (2673) before 12:30 p.m. (Eastern time) on a day both the Exchange and the Federal Reserve Bank of Philadelphia are open (each, a “business day”). If your order is received before 12:30 p.m. (Eastern time) on a day both the Exchange and the Federal Reserve Bank of Philadelphia are open, it will be executed at 12:30 p.m. (Eastern time). If payment for an order is not received by 4:00 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 12:30 p.m. (Eastern time).
NAV is calculated separately for each class of shares of the Fund as of the close of business on the Exchange, generally 4:00 p.m. (Eastern time), each day both the Exchange and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the Exchange or the Federal Reserve Bank of Philadelphia are closed. The Fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the Exchange is closed due to an emergency.
Add to Your Investment	Purchase additional shares	There is no minimum amount for additional investments.
	Have your Financial Intermediary submit your purchase order for additional shares	To purchase additional shares you may contact Westcore Investor Service at (800) 392-CORE (2673).
	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call Westcore Investor Service at (800) 392-CORE (2673).
How to Pay for Shares	Making payment for purchases	Payment for Service Shares must normally be made in Federal funds or other immediately available funds by your Financial Intermediary but in no event later than 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

12

How to Sell Shares
Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order	Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis.
Institutions may place redemption orders by telephoning Westcore Investor Service at (800) 392-CORE (2673). Shares are redeemed at NAV per share next determined after receipt of the redemption order. Westcore Investor Service and/or the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.
Payment for redeemed shares for which a redemption order is received before 12:30 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the same business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received between 12:30 p.m. (Eastern time) and 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business.
The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for wiring redemption payments is imposed by the Fund, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.
During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to Westcore Funds, P.O. Box 44323 Denver, CO 80201. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to Westcore Funds, P.O. Box 44323, Denver, CO 80201.
The Fund or Westcore may refuse a telephone redemption request if it believes it is advisable to do so.

13

Fund’s Rights

The Fund may:
■	Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act;
■	Postpone the date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.
Suspension of Redemptions Upon Liquidation. If the Board, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act, determines that the deviation between the Fund’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, the Board, subject to certain conditions, may, where the Board has determined to liquidate irrevocably, suspend redemptions and payments of redemption proceeds in order to facilitate the permanent termination of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.
Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (the “Fund Minimum”), and may take one of two actions if the balance in the Fund falls below the Fund Minimum.
First, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $250 for any reason, including market fluctuation. You will be notified that the value of your account is less than $250 before the Fund makes an involuntary redemption. The notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $250 before the Fund makes an involuntary redemption or to the Fund Minimum in order not to be assessed an annual low balance fee of $20, as set forth below. This involuntary redemption may not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.
Second, the Fund charges an annual $20 low balance fee on all fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The low balance fee will be assessed on Fund accounts in all BlackRock funds, regardless of the Fund’s minimum investment amount. The fee will be deducted from the fund account only once per calendar year. You will be notified that the value of your account is less than the Fund Minimum before the fee is imposed. You will then have a 90 calendar day period to make an additional investment to bring the value of your account to the Fund Minimum before the Fund imposes the low balance fee. This low balance fee does not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, or accounts established under the Uniform Gifts or Transfers to Minors Acts.
Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board has evaluated the risks of market timing activities by the Fund’s shareholders and has determined that due to (i) the Fund’s policy of seeking to maintain the Fund’s net asset value per share at $1.00 each day, (ii) the nature of the Fund’s portfolio holdings, and (iii) the nature of the Fund’s shareholders, it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Board has not adopted policies and procedures to deter short-term trading in the Fund. There can be no assurances, however, that the Fund may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.
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Master/Feeder Structure

The Fund may in the future determine to become a “feeder” fund that invests all of its assets in another open-end investment company (a “master fund”) that has the same investment objective and strategies as the Fund. This structure is sometimes called a “master/feeder” structure. Investors in a feeder fund will acquire an indirect interest in the corresponding master fund. In a master/feeder structure, all investments will be made at the master level and the Fund’s investment results will correspond directly to the investment results of the underlying master in which it invests. A feeder fund may withdraw from its master fund at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage its assets directly.
A master fund may accept investments from other feeder funds, and all the feeder funds of a given master fund bear the master fund’s expenses in proportion to their assets. This structure may enable the feeder funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from a master fund from different feeder funds may offset each other and produce a lower net cash flow.
However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to the same master fund on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same master fund.
Whenever a master fund holds a vote of its feeder funds, a fund that is a feeder fund investing in that master fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a fund that is a feeder fund over the operations of its master fund.
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Management of the Fund

BlackRock

BlackRock is the manager to the Fund and manages the Fund’s investments and its business operations subject to the oversight of the Trust’s Board. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.
BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $4.721 trillion in investment company and other portfolio assets under management as of June 30, 2015.
BlackRock serves as manager to the Fund pursuant to a management agreement (the “Management Agreement”), which provides that BlackRock is entitled to fees computed daily and payable monthly. The maximum annual management fee rate that the Fund can pay to BlackRock (as a percentage of average daily net assets) is calculated as follows:
Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.450%
$1 billion – $2 billion	0.400%
$2 billion – $3 billion	0.375%
Greater than $3 billion	0.350%

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of Service Shares of the Fund at the levels shown below and in the Fund’s fees and expenses table in the “Fund Overview” section. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.
BlackRock has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amount noted in the table below.
Contractual Cap[1] on Total Annual Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Money Market Portfolio — Service Shares	0.72%

[1]	The contractual cap is in effect until August 1, 2016. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets.
BlackRock and the Distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. BlackRock and the Distributor may discontinue this waiver and/or reimbursement at any time without notice.
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With respect to the contractual agreement, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that (i) the Fund of which the share class is a part has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator.
For the fiscal year ended March 31, 2015, the Fund paid BlackRock aggregate management fees, net of any applicable waivers, equal to 0.14% of the Fund’s average daily net assets.
A discussion of the basis for the approval of the Management Agreement with respect to the Fund is included in the Fund’s semi-annual shareholder report for the fiscal period ended September 30, 2015.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Legal Proceedings. On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.
Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders.
BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Fund. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
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In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions.
In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund’s portfolio investment transactions.
The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Valuation of Fund Investments

A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million and has 5 million shares outstanding, the NAV per share is $1.00. When you buy Investor or Institutional Shares you pay the NAV per share. Although the Fund seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.
The Fund’s investments are valued based on the amortized cost method described in the SAI.
Fund’s Transfer Agent will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the Transfer Agent with your check. Please call (800) 392-CORE (2673) for a purchase application. Purchase orders received by the Transfer Agent before 12:30 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and shareholders will receive dividends for that day. Purchase orders received after 12:30 p.m. (Eastern time) but before 4:00 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, but shareholders will not receive dividends for that day.
NAV is calculated separately for each class of shares of the Fund as of the close of business on the Exchange, generally 4:00 p.m. (Eastern time), each business day. Shares will not be priced on days the Exchange or the Federal Reserve Bank of Philadelphia are closed. The Fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the Exchange is closed due to an emergency.
Dividends, Distributions and Taxes

BUYING A DIVIDEND
Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when the Fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.
Distributions of net investment income derived by the Fund, if any, are declared daily and paid at least monthly and net realized capital gains, if any, will be distributed at least annually. Dividends will be reinvested automatically in the form of additional shares of the same class of the Fund at net asset value without a sales charge unless you instruct the Transfer Agent in writing to pay them in cash. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption.
You will pay tax on ordinary income dividends derived from taxable interest and on capital gain distributions from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares
18

of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. However, to the extent that the Fund’s distributions are derived from income on debt securities and from short-term capital gains, such distributions will generally not be eligible for taxation at the reduced rate.
A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investment) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates.
By law, your taxable dividends will be subject to a 28% withholding tax if you have not provided a taxpayer identification number or social security number to the Fund in which you invest or the number you have provided is incorrect.
Non-U.S. investors may be subject to U.S. withholding and/or state tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.
If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of the Fund beginning before January 1, 2015, certain distributions reported by the Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.
A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the Internal Revenue Service that state that they will provide the Internal Revenue Service information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the Internal Revenue Service certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.
This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. This discussion is not a substitute for individualized tax advice. You should consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.
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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.
Money Market Portfolio
	Service
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	0.90%	0.96%	0.94%	0.94%	0.96%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.22%	0.24%	0.30%	0.27%	0.37%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$428,033	$444,820	$380,303	$332,427	$391,617

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
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General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses
Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Intermediary. Please note that not all investment advisers, banks or brokerages may offer this service.
Shareholders Who Hold Accounts Directly With BlackRock:
■	Access the BlackRock website at http://www.blackrock.com/edelivery; and
■	Log into your account.
Delivery of Shareholder Documents
The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact at Westcore Investor Services (800) 392-CORE (2673).
Certain Fund Policies

Anti-Money Laundering Requirements
The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions.
The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or
21

other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Statement of Additional Information

If you would like further information about the Fund, including how it invests, please see the SAI.
For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.
22

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Fund, please see the SAI.
Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.
Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.
Daily Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day.
Dollar-Weighted Average Life — the dollar-weighted average maturity of the Fund’s portfolio calculated without reference to the exceptions used for variable or floating rate securities regarding the use of interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security in the Fund, the more weight it gets in calculating this average.
Dollar-Weighted Average Maturity — the average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in the Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity.
Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Intermediaries, advertising and promotion.
Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the Fund sells securities and agrees to buy them back at a particular date and price).
Management Fee — a fee paid to BlackRock for managing the Fund.
Other Expenses — include administration, transfer agency, custody, professional and registration fees.
Service Fees — fees used to compensate Financial Intermediaries for certain shareholder servicing activities.
Weekly Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; (iii) government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.
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For More Information

Fund and Service Providers

THE FUND
BlackRock FundsSM
    BlackRock Money Market Portfolio
Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019
Overnight Mail:
4400 Computer Drive
Westborough, Massachusetts 01588
(800) 392-CORE (2673)
MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103
ACCOUNTING SERVICES PROVIDER
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
DISTRIBUTOR
BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022
CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, New York 10286
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

For more information:
This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:
Annual/Semi-Annual Reports
These reports contain additional information about the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.
Statement of Additional Information
A Statement of Additional Information (“SAI”), dated July 29, 2015, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 392-CORE (2673). The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.
BlackRock Investor Services
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call:    (800) 392-CORE (2673).
Purchases and Redemptions
Call your Financial Intermediary or BlackRock Investor Services at (800) 392-CORE (2673).
World Wide Web
General Fund information and specific Fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus/cash. Mutual fund prospectuses and literature can also be requested via this website.
Written Correspondence
BlackRock FundsSM
PO Box 9819
Providence, RI 02940-8019
Overnight Mail
BlackRock FundsSM
4400 Computer Drive
Westborough, Massachusetts 01588
Internal Wholesalers/Broker Dealer Support
Available on any business day to support investment professionals. Call: (800) 392-CORE (2673).
Portfolio Characteristics and Holdings
A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.
For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 392-CORE (2673).
Securities and Exchange Commission
You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.
You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
BLACKROCK FUNDSSM
INVESTMENT COMPANY ACT FILE # 811-05742
PRO-MM-WC-0715

SUPPLEMENTAL INSTRUCTIONS FOR WESTCORE INVESTORS
PURCHASES, REDEMPTIONS & EXCHANGES (Continued from inside cover)
Wire, Telephone, and Exchange Procedures:
Wire purchases, telephone redemptions and exchanges will be processed at the net asset value determination next occurring after your order is received and accepted by Westcore. An order will not be accepted unless payment is received by Westcore in acceptable form and in sufficient time to reasonably allow for entry of the order before such determination. Purchases by wire may be accepted only for existing accounts. Investors redeeming by wire may be charged a wire fee by their financial institution. Wire redemption proceeds are generally transmitted by Westcore to Westcore investors on the next business day following the date of redemption. Exchanges into a Westcore fund will be processed at Westcore’s net asset value determination next occurring after the net asset value determination time when your money market fund account is processed. Exchanges into your money market fund account will be processed at the Money Market Portfolio’s net asset value determination next occurring after your Westcore account is processed. Please call 800.392.CORE (2673) for additional information and instructions regarding wire purchase, telephone redemption, and exchange procedures.
Automated Transactions:
You may place transactions or access your account automatically through the Westcore Trans@ction Center located at www.westcore.com or through the Westcore Automated Service Line at 800.392.CORE (2673).
Annual Small Balance Account Maintenance Fee: Westcore Funds may deduct an annual maintenance fee of $12 from accounts serviced directly by Westcore Funds with a value less than $750. It is expected that accounts will be valued for the purpose of calculating this maintenance fee on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts with an automatic investment plan or from accounts of shareholders who have a total of $10,000 or more invested directly with Westcore in multiple accounts (multiple accounts must have the same Social Security number to qualify).
Shareholder Reports:
Westcore Funds will deliver a single copy of the Money Market Portfolio’s financial reports and prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or prospectuses should call 800.392.CORE (2673) or write to us at Westcore Funds, P.O. Box 44323, Denver, CO 80201.
Westcore Investor Service Representative:
For additional information on these or other options, please call a Westcore Investor Service Representative toll free at 800.392.CORE (2673), or visit the Westcore website at www.westcore.com.
This material must be accompanied or preceded by a prospectus. Please read it carefully before investing or sending money.

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:
Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203
Individual Investors: 800.392.CORE | Financial Advisors: 800.734.WEST | www.westcore.com
The BlackRock Money Market Portfolio is distributed by BlackRock Investments, LLC and is not affiliated with ALPS Distributors, Inc.
Westcore Funds are distributed by ALPS Distributors, Inc.

WC140     WES002733    07312016

STATEMENT OF ADDITIONAL INFORMATION
BlackRock FundsSM
BlackRock Money Market Portfolio
BlackRock U.S. Treasury Money Market Portfolio
BlackRock Municipal Money Market Portfolio
BlackRock New Jersey Municipal Money Market Portfolio
BlackRock North Carolina Municipal Money Market Portfolio
BlackRock Ohio Municipal Money Market Portfolio
BlackRock Pennsylvania Municipal Money Market Portfolio
BlackRock Virginia Municipal Money Market Portfolio
100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 441-7762

This Statement of Additional Information of BlackRock Money Market Portfolio, BlackRock U.S. Treasury Money Market Portfolio, BlackRock Municipal Money Market Portfolio, BlackRock New Jersey Municipal Money Market Portfolio, BlackRock North Carolina Municipal Money Market Portfolio, BlackRock Ohio Municipal Money Market Portfolio, BlackRock Pennsylvania Municipal Money Market Portfolio and BlackRock Virginia Municipal Money Market Portfolio (each, a “Fund” and collectively, the “Funds”), each a series of BlackRock FundsSM (the “Trust”) is not a prospectus and should be read in conjunction with the Prospectuses of the Funds, dated July 29, 2015, as they may be amended or supplemented from time to time (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by calling (800) 441-7762 or by writing to the Funds at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. The audited financial statements of the Funds are incorporated into this Statement of Additional Information by reference to their 2015 Annual Reports. You may request a copy of an Annual Report and Semi-Annual Report at no charge by calling (800) 441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.
Class	BlackRock Money Market Portfolio Ticker Symbol:	BlackRock U.S. Treasury Money Market Portfolio Ticker Symbol:	BlackRock Municipal Money Market Portfolio Ticker Symbol:	BlackRock New Jersey Municipal Money Market Portfolio Ticker Symbol:	BlackRock North Carolina Municipal Money Market Portfolio Ticker Symbol:	BlackRock Ohio Municipal Money Market Portfolio Ticker Symbol:	BlackRock Pennsylvania Municipal Money Market Portfolio Ticker Symbol:	BlackRock Virginia Municipal Money Market Portfolio Ticker Symbol:
Investor A Shares	PINXX	CUAXX	CPAXX	CNJXX	CNAXX	COHXX	PENXX	—
Investor B Shares	CIBXX	—	—	—	—	—	—	—
Investor C Shares	BMCXX	—	—	—	—	—	—	—
Institutional Shares	PNIXX	PGIXX	PNMXX	BNJXX	PNCXX	COIXX	PPIXX	PVIXX
Service Shares	PNPXX	PNGXX	PNTXX	CMFXX	CNCXX	POSXX	PNSXX	VASXX

BlackRock Advisors, LLC — Manager
BlackRock Investments, LLC — Distributor

The date of this Statement of Additional Information is July 29, 2015.

PART I: INFORMATION ABOUT BLACKROCK MONEY MARKET PORTFOLIO,
BLACKROCK U.S. TREASURY MONEY MARKET PORTFOLIO,
BLACKROCK MUNICIPAL MONEY MARKET PORTFOLIO,
BLACKROCK NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO,
BLACKROCK NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO,
BLACKROCK OHIO MUNICIPAL MONEY MARKET PORTFOLIO,
BLACKROCK PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO AND
BLACKROCK VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
Part I of this Statement of Additional Information (“SAI”) sets forth information about BlackRock Money Market Portfolio (“Money Market Portfolio”), BlackRock U.S. Treasury Money Market Portfolio (“U.S. Treasury Money Market Portfolio”), BlackRock Municipal Money Market Portfolio (“Municipal Money Market Portfolio”), BlackRock New Jersey Municipal Money Market Portfolio (“New Jersey Municipal Money Market Portfolio”), BlackRock North Carolina Municipal Money Market Portfolio (“North Carolina Municipal Money Market Portfolio”), BlackRock Ohio Municipal Money Market Portfolio (“Ohio Municipal Money Market Portfolio”), BlackRock Pennsylvania Municipal Money Market Portfolio (“Pennsylvania Municipal Money Market Portfolio”) and BlackRock Virginia Municipal Money Market Portfolio (“Virginia Municipal Money Market Portfolio”) (each, a “Fund” and collectively, the “Funds”), each a series of BlackRock FundsSM (the “Trust”). Municipal Money Market Portfolio, New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Virginia Municipal Money Market Portfolio may be referred to herein collectively as the “Municipal Money Market Portfolios”. It includes information about the Trust’s Board of Trustees (the “Board”), the advisory and management services provided to and the management fees paid by the Funds and information about other fees applicable to and services provided to the Funds. This Part I of this SAI should be read in conjunction with each Fund’s Prospectus and those portions of Part II of this SAI that pertain to such Fund.
I. Investment Objectives and Policies
Please see the section “Details About the Funds — How Each Fund Invests” in the Funds’ Prospectus for information about each Fund’s investment objective and policies. Additional information regarding the Fund’s investment objective and policies is included below.
The U.S. Treasury Money Market Portfolio is subject to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and will not change its investment policies required by that Rule without giving shareholders 60 days’ prior written notice. See “Investment Restrictions.”
Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock” or the “Manager”).
Additional Information on Investment Strategies
The Money Market Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Money Market Portfolio may invest in:
(a) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks);
(b) high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor’s Ratings Services (“S&P”), P-2 (Prime-2) or higher by Moody’s Investors Service, Inc. (“Moody’s”) or F2 or higher by Fitch Ratings, Inc. (“Fitch”), as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;
(c) unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by BlackRock;
(d) asset-backed securities (including interests in “pools” of assets such as mortgages, installment purchase obligations and credit card receivables);
(e) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f) dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities;
(g) funding agreements issued by highly-rated U.S. insurance companies;
(h) securities issued or guaranteed by state or local governmental bodies;
(i) repurchase agreements relating to the above instruments; and
(j) municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the U.S.
The Money Market Portfolio may purchase variable and floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.
The U.S. Treasury Money Market Portfolio pursues its objective by investing exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such obligations. The U.S. Treasury Money Market Portfolio may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”)), and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC). The U.S. Treasury Money Market Portfolio may invest in U.S. Treasury Floating Rate Notes. The U.S. Treasury Money Market Portfolio may also transact in securities on a when-issued, delayed delivery or forward commitment basis.
The Municipal Money Market Portfolio pursues its objective by investing primarily in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal income tax (“Municipal Obligations”).
The Municipal Money Market Portfolios seek to achieve their investment objectives by primarily investing in:
(a) fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F2 or higher by Fitch;
(b) tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s, A-2 or higher by S&P, or F2 or higher by Fitch;
(c) municipal bonds rated A or higher by Moody’s, S&P or Fitch;
(d) unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by BlackRock under guidelines established by the Trust’s Board; and
(e) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the U.S.
All securities acquired by the Funds will be determined at the time of purchase by BlackRock, under guidelines established by the Trust’s Board, to present minimal credit risks and will be “Eligible Securities” as defined by the Securities and Exchange Commission (“Commission”). An “Eligible Security” is:
1. a Rated Security (as hereinafter defined) with a remaining maturity of 397 days or less that has received a short-term rating by one of the nationally recognized statistical rating organizations (an “NRSRO”) in one of the two highest short term rating categories (within which there may be sub-categories or gradations indicating relative standing); or
2. a security that is not a Rated Security that is of comparable quality to a Rated Security, as determined by BlackRock; provided, however, that a security that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less and that is an Unrated Security is not an Eligible Security if the security has received a long term rating from any NRSRO that is not within the NRSRO’s three highest long term categories (within which there may be sub-categories or gradations indicating relative standing), unless the security has received a long-term rating from any two NRSROs that have issued a rating with respect to the security, or if only one NRSRO has issued a rating, from that NRSRO, in one of the three highest rating categories.
In the case of a security that is subject to a Demand Feature or Guarantee:

(a) the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, unless:
(i) the Guarantee is issued by a person that, directly or indirectly, controls, is controlled by or is under common control with the issuer of the security subject to the Guarantee (other than a sponsor of a Special Purpose Entity with respect to an Asset Backed Security);
(ii) the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully; or
(iii) the Guarantee is itself a Government Security; and
(b) The issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the security holder if the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee.
A “Rated Security” is a security that:
1. has received a short-term rating from an NRSRO, or has been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security; or
2. is subject to a Guarantee that has received a short-term rating from an NRSRO, or a Guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the Guarantee; but
3. is not subject to an external credit support agreement (including an arrangement by which the security has become a Refunded Security) that was not in effect when the security was assigned its rating, unless the security has received a short-term rating reflecting the existence of the credit support agreement as provided in paragraph (1) of this definition, or the credit support agreement with respect to the security has received a short-term rating as provided in paragraph (2) of this definition.
***
Set forth below is a listing of some of the types of investments and investment strategies that a Fund may use, and the risks and considerations associated with those investments and investment strategies. Please see Part II of this SAI for further information on these investments and investment strategies.
Only information that is clearly identified as applicable to a Fund is considered to form a part of that Fund’s SAI.
	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio	New Jersey Municipal Money Market Portfolio	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio
Bank Money Instruments	X
Commercial Paper and Other Short Term Obligations	X	X	X	X	X	X	X	X
Cyber Security Issues	X	X	X	X	X	X	X	X
Foreign Bank Money Instruments	X
Foreign Short Term Debt Instruments	X
Forward Commitments	X	X	X	X	X	X	X	X
Investment in Other Investment Companies	X	X	X	X	X	X	X	X
Municipal Investments	X		X	X	X	X	X	X
Municipal Securities	X		X	X	X	X	X	X
Municipal Securities — Derivative Products	X		X	X	X	X	X	X
Municipal Notes	X		X	X	X	X	X	X
Municipal Commercial Paper	X		X	X	X	X	X	X
Municipal Lease Obligations	X		X	X	X	X	X	X
Municipal Securities — Short-Term Maturity Standards	X		X	X	X	X	X	X
Municipal Securities — Quality Standards	X		X	X	X	X	X	X

	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio	New Jersey Municipal Money Market Portfolio	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio
Municipal Securities — Other Factors	X		X	X	X	X	X	X
Single State Risk				X	X	X	X	X
VRDOs and Participating VRDOs	X		X	X	X	X	X	X
Purchase of Securities with Fixed Price “Puts”
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements	X	X
Rule 2a-7 Requirements	X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X
Structured Notes
Taxable Money Market Securities	X	X	X	X	X	X	X	X
U.S. Government Obligations	X	X	X	X	X	X	X	X
Variable and Floating Rate Instruments	X	X	X	X	X	X	X	X
When-Issued Securities and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X

Regulation Regarding Derivatives. The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Funds.
II. Investment Restrictions
Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares.
All Funds
1. Each of the Money Market Portfolio, Municipal Money Market Portfolio and U.S. Treasury Money Market Portfolio may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets (taken at current value) may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.
2. No Fund may borrow money or issue senior securities, except that each Fund may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

3. Each of the U.S. Treasury Money Market Portfolio, Municipal Money Market Portfolio, New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, and Virginia Municipal Money Market Portfolio may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the financial services industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of non-U.S. banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
4. Each of the New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Virginia Municipal Money Market Portfolio will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.
AMT Paper is defined as Municipal Obligations the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax.
5. The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.
6. No Fund may:
a. purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;
b. acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act;
c. act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting;
d. write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts;
e. purchase securities of companies for the purpose of exercising control;
f. purchase securities on margin, make short sales of securities or maintain a short position, except that (i) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options or a Fund’s sale of securities short against the box, and (ii) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities;
g. purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase securities, including publicly traded securities, of companies engaging in whole or in part in such activities and may enter into futures contracts and related options;
h. make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Objectives and Policies” above; or

i. purchase or sell commodities except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.
In addition, in compliance with Rule 35d-1 under the Investment Company Act, the requirement that each of the Municipal Money Market Portfolios invest at least 80% of its assets in certain Municipal Obligations, as described in the Funds’ Prospectus, is a fundamental policy that may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares.
Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Funds do not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a “demand feature” or “put” as permitted under Commission regulations for money market funds). Prior to making any such investments, a Fund would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.
Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of a Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences.
III. Information on Trustees and Officers
The Board consists of fourteen individuals (each, a “Trustee”), thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act (the “Independent Trustees”). The registered investment companies advised by BlackRock or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Trust is included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex.
The Board has overall responsibility for the oversight of the Trust and the Funds. The Chair of the Board is an Independent Trustee, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The role of the Chair of the Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of the Funds’ management, in executive session or with other service providers to the Funds. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.
The Board has engaged the Manager to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of the Funds and associated risks in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Trust’s charter, and each Fund’s investment objectives and strategies. The Board reviews, on an ongoing basis, each Fund’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of the Funds.
Day-to-day risk management with respect to the Funds is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Funds, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (Chair), Frank J. Fabozzi, Herbert I. London, Mark Stalnecker and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each independent audit of each Fund’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of each Fund and the internal controls of each Fund and certain service providers; (5) oversee the performance of each Fund’s Independent Registered Public Accounting Firm; (6) review and discuss with management and each Fund’s Independent Registered Public Accounting Firm the performance and findings of each Fund’s internal auditors; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to each Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2015, the Audit Committee met four times.
The members of the Governance and Nominating Committee (the “Governance Committee”) are Dr. Matina S. Horner (Chair), Collette Chilton, Herbert I. London, Cynthia A. Montgomery, Robert C. Robb, Jr. and Toby Rosenblatt, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Trustees; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended March 31, 2015, the Governance Committee met four times.
The members of the Compliance Committee (the “Compliance Committee”) are Joseph P. Platt (Chair), Rodney D. Johnson, Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock and any sub-adviser and the Trust’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the Trust’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Trust’s Chief Compliance Officer (the “CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended March 31, 2015, the Compliance Committee met four times.
The members of the Performance Oversight and Contract Committee (the “Performance Oversight Committee”) are David O. Beim (Chair), Collette Chilton, Frank J. Fabozzi, Toby Rosenblatt, Mark Stalnecker and Frederick W. Winter, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on, and make recommendations to the full Board in respect of, each Fund’s investment objectives, policies and practices; (2) review information on each Fund’s investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of each Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the shareholders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended March 31, 2015, the Performance Oversight Committee met four times.
The members of the Executive Committee (the “Executive Committee”) are Dr. Matina S. Horner and Rodney D. Johnson, both of whom are Independent Trustees, and Barbara G. Novick, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended March 31, 2015, the Executive Committee held one formal meeting. The Executive Committee met informally numerous times throughout the fiscal year.
The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Fund’s investment adviser, sub-advisers, other service providers, counsel and the Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Trustees.
Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve (or continue to serve) on the Board.
Trustees	Experience, Qualifications and Skills
Independent Trustees
David O. Beim	David O. Beim has served for over 16 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Mr. Beim has served as a professor of finance and economics at the Columbia University Graduate School of Business since 1991 and has taught courses on corporate finance, international banking and emerging financial markets. The Board benefits from the perspective and background gained by his almost 20 years of academic experience. He has published numerous articles and books on a range of topics, including, among others, banking and finance. In addition, Mr. Beim spent 25 years in investment banking, including starting and running the investment banking business at Bankers Trust Company.
Collette Chilton	Collette Chilton recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Ms. Chilton has over 20 years of experience in investment management. She has held the position of Chief Investment Officer of Williams College since October 2006. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy. The Board benefits from this knowledge and experience.
Frank J. Fabozzi	Frank J. Fabozzi recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Dr. Fabozzi has served for over 25 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Closed-End Complex and its predecessor funds. Dr. Fabozzi holds the designation of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experience as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in management and financial econometrics, and his writings have focused on fixed-income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the funds in the Closed-End Complex also provides him with an understanding of the Funds, their operations, and the business and regulatory issues facing the Funds.
Dr. Matina S. Horner	Dr. Matina S. Horner has served for over ten years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from her prior service as Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund, which provided Dr. Horner with management and corporate governance experience. In addition, Dr. Horner served as a professor in the Department of Psychology at Harvard University and served as President of Radcliffe College for 17 years. Dr. Horner also served on various public, private and non-profit boards.

Trustees	Experience, Qualifications and Skills
Rodney D. Johnson	Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Financial Officer of Temple University for four years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.
Herbert I. London	Herbert I. London has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Dr. London’s experience as president of the Hudson Institute, an internationally recognized think tank and public policy research organization in Washington D.C., from 1997 to 2011, and in various positions at New York University provide both background and perspective on financial, economic and global issues, which enhance his service on the Board. He has authored several books and numerous articles, which have appeared in major newspapers and journals throughout the United States.
Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.
Joseph P. Platt	Joseph P. Platt has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years of experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.
Robert C. Robb, Jr.	Robert C. Robb, Jr. has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States. Mr. Robb brings to the Board a wealth of practical business experience across a range of industries.
Toby Rosenblatt	Toby Rosenblatt has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has served as president and general partner of Founders Investments, Ltd., a private investment limited partnership, since 1999, providing him with relevant experience with the issues faced by investment management firms and their clients. Mr. Rosenblatt has been active in the civic arena and has served as a trustee of a number of community and educational organizations for over 30 years.

Trustees	Experience, Qualifications and Skills
Mark Stalnecker	Mark Stalnecker recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Mr. Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.
Kenneth L. Urish	Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.
Frederick W. Winter	Frederick W. Winter has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof from 1997 to 2005. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.
Interested Trustee
Barbara G. Novick	Barbara G. Novick recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Ms. Novick has extensive experience in the financial services industry, including more than 26 years with BlackRock. Ms. Novick currently is a member of BlackRock’s Global Executive, Global Operating and Corporate Risk Management Committees and chairs BlackRock’s Government Relations Steering Committee. For the first twenty years at BlackRock, Ms. Novick oversaw global business development, marketing and client service across equity, fixed income, liquidity, alternative investment and real estate products, and in her current role, heads BlackRock’s efforts globally on government relations and public policy. Prior to joining BlackRock, Ms. Novick was Vice President of the Mortgage Products Group at the First Boston Corporation and prior to that, was with Morgan Stanley. The Board benefits from Ms. Novick’s wealth of experience and long history with BlackRock and BlackRock’s management practices, investment strategies and products, which stretches back to BlackRock’s founding in 1988.

Biographical Information
Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.
Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Independent Trustees[1]
David O. Beim[3] 55 East 52nd Street New York, NY 10055 1940	Trustee	2007 to present	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 158 Portfolios	None
Collette Chilton 55 East 52nd Street New York, NY 10055 1958	Trustee	2015 to present	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 158 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee	2014 to present	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 234 Portfolios	None
Dr. Matina S. Horner[4] 55 East 52nd Street New York, NY 10055 1939	Trustee	2004 to present	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 158 Portfolios	NSTAR (electric and gas utility)
Rodney D. Johnson[5] 55 East 52nd Street New York, NY 10055 1941	Trustee	2007 to present	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 158 Portfolios	None
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	2002 to present	Professor Emeritus, New York University since 2005; President, London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 158 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	2007 to present	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 158 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt[6] 55 East 52nd Street New York, NY 10055 1947	Trustee	2007 to present	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 158 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 158 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	2005 to present	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 158 Portfolios	None
Mark Stalnecker 55 East 52nd Street New York, NY 10055 1951	Trustee	2015 to present	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 158 Portfolios	None
Kenneth L. Urish[7] 55 East 52nd Street New York, NY 10055 1951	Trustee	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 158 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 158 Portfolios	None
Interested Trustee[8]
Barbara G. Novick 55 East 52nd Street New York, NY 10055 1960	Trustee	2015 to present	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 RICs consisting of 234 Portfolios	None

[1]	Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.
[2]	Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the boards of other funds advised by BlackRock or its affiliates in 1988.
[3]	Chair of the Performance Oversight Committee.
[4]	Chair of the Governance Committee.
[5]	Chair of the Board.
[6]	Chair of the Compliance Committee.
[7]	Chair of the Audit Committee.
[8]	Ms. Novick is an “interested person,” as defined in the Investment Company Act, of the Trust based on her positions with BlackRock, Inc. and its affiliates.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.
Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	2010 to present	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	144 RICs consisting of 333 Portfolios	None
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.	24 RICs consisting of 136 Portfolios	None
Jennifer McGovern 55 East 52nd Street New York, NY 10055 1977	Vice President	2014 to present	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.	61 RICs consisting of 256 Portfolios	None
Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.	137 RICs consisting of 332 Portfolios	None
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	137 RICs consisting of 332 Portfolios	None
Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer	2014 to present	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.	142 RICs consisting of 662 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Fernanda Piedra 55 East 52nd Street New York, NY 10055 1969	Anti-Money Laundering Compliance Officer	2015 to present	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.	142 RICs consisting of 662 Portfolios	None
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	2012 to present	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the Trust from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.	61 RICs consisting of 256 Portfolios	None

[1]	Officers of the Trust serve at the pleasure of the Board.
Share Ownership
Information relating to each Trustee’s share ownership in the Funds and in all BlackRock-advised Funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2014 is set forth in the chart below:
Aggregate Dollar Range of Equity Securities
Name	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio	New Jersey Municipal Money Market Portfolio	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio	Aggregate Dollar Range of Equity Securities in All Supervised Funds
Interested Trustee:
Barbara G. Novick[1]	None	None	None	None	None	None	None	None	Over $100,000
Independent Trustees:
David O. Beim	None	None	None	None	None	None	None	None	Over $100,000
Collette Chilton[1]	None	None	None	None	None	None	None	None	None
Frank J. Fabozzi	None	None	None	None	None	None	None	None	$50,001 – $100,000
Dr. Matina S. Horner	None	None	None	None	None	None	None	None	Over $100,000
Rodney D. Johnson	None	None	None	None	None	None	None	None	Over $100,000
Herbert I. London	None	None	None	None	None	None	None	None	$50,001–$100,000
Cynthia A. Montgomery	None	None	None	None	None	None	None	None	Over $100,000
Joseph P. Platt	None	None	None	None	None	None	None	None	Over $100,000
Robert C. Robb, Jr.	None	None	None	None	None	None	Over $100,000	None	Over $100,000
Toby Rosenblatt	None	None	None	None	None	None	None	None	Over $100,000
Mark Stalnecker[1]	None	None	None	None	None	None	None	None	None
Kenneth L. Urish	$1 - $10,000	None	None	None	None	None	None	None	Over $100,000
Frederick W. Winter	None	None	None	None	None	None	None	None	Over $100,000

[1]	Each of Mses. Novick and Chilton and Mr. Stalnecker was appointed to serve as Trustee of the Trust effective January 1, 2015.
As of July 1, 2015, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of each class of the outstanding shares of each Fund. As of December 31, 2014, none of the Independent Trustees of the Trust or their immediate family members owned beneficially or of record any securities of affiliates of BlackRock.

Compensation of Trustees
Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $275,000 per year for his or her services as a board member of the BlackRock-advised Funds in the Equity-Liquidity Complex, including the Trust, and a $10,000 board meeting fee to be paid for each in-person board meeting attended (a $5,000 board meeting fee for telephonic attendance at regular board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Each Independent Trustee receives $10,000 per year for each standing Committee on which he or she serves for up to two standing Committee assignments but is not paid this amount for serving on a Committee which he or she chairs. The Chair of the Boards is paid an additional annual retainer of $120,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000 and the Chairs of the Compliance Committees, Governance Committees and Performance Oversight Committees are each paid an additional annual retainer of $30,000.
The following table sets forth the compensation paid to each of the Trustees by the Funds for the fiscal year ended March 31, 2015 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2014.
Name	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio	New Jersey Municipal Money Market Portfolio	North Carolina Municipal Money Market Portfolio
Independent Trustees:
David O. Beim[2]	$3,295	$955	$500	$357	$372
Collette Chilton[3]	$832	$251	$133	$112	$117
Frank J. Fabozzi	$3,196	$887	$493	$355	$369
Ronald W. Forbes[4]	$2,733	$766	$388	$252	$263
Dr. Matina S. Horner[5]	$3,295	$955	$500	$357	$372
Rodney D. Johnson[6]	$3,839	$1,075	$536	$370	$387
Herbert I. London	$3,196	$933	$493	$355	$369
Ian MacKinnon[7]	$3,196	$933	$493	$355	$369
Cynthia A. Montgomery	$3,196	$933	$493	$355	$369
Joseph P. Platt[8]	$3,295	$955	$500	$357	$372
Robert C. Robb, Jr.	$3,196	$933	$493	$355	$369
Toby Rosenblatt	$3,196	$933	$493	$355	$369
Mark Stalnecker[3]	$832	$251	$133	$112	$117
Kenneth L. Urish[9]	$3,298	$882	$412	$264	$279
Frederick W. Winter	$3,196	$933	$493	$355	$369
Interested Trustees:
Paul L. Audet[4]	None	None	None	None	None
Henry Gabbay[4]	$1,578	$411	$166	$106	$115
Barbara G. Novick[3]	None	None	None	None	None

Name	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Funds and Other BlackRock- Advised Funds[1]
Independent Trustees:
David O. Beim[2]	$433	$861	$317	None	$330,000
Collette Chilton[3]	$168	$257	$103	None	None
Frank J. Fabozzi	$428	$842	$269	None	$581,750
Ronald W. Forbes[4]	$272	$652	$217	None	$370,000
Dr. Matina S. Horner[5]	$433	$861	$317	None	$330,000
Rodney D. Johnson[6]	$467	$969	$323	None	$370,000
Herbert I. London	$428	$842	$316	None	$320,000
Ian MacKinnon[7]	$428	$842	$316	None	$320,000
Cynthia A. Montgomery	$428	$842	$316	None	$325,000
Joseph P. Platt[8]	$433	$861	$317	None	$330,000
Robert C. Robb, Jr.	$428	$842	$316	None	$320,000
Toby Rosenblatt	$428	$842	$316	None	$320,000
Mark Stalnecker[3]	$168	$257	$103	None	None
Kenneth L. Urish[9]	$342	$784	$223	None	$340,000
Frederick W. Winter	$428	$842	$316	None	$320,000
Interested Trustees:
Paul L. Audet[4]	None	None	None	None	None
Henry Gabbay[4]	$155	$366	$89	None	$640,000
Barbara G. Novick[3]	None	None	None	None	None

[1]	For the number of BlackRock-advised Funds from which each Trustee receives compensation, see the Biographical Information chart beginning on page I-12.
[2]	Chair of the Performance Oversight Committee.
[3]	Each of Ms. Chilton, Mr. Stalnecker and Ms. Novick was appointed to serve as a Trustee of the Trust effective January 1, 2015.
[4]	Messrs. Audet and Gabbay resigned as Trustees of the Trust and Mr. Forbes resigned as a Trustee of the Trust and as Co-Chair of the Board effective December 31, 2014. Messrs. Audet and Forbes also resigned as a director or trustee of all other BlackRock-advised Funds effective December 31, 2014.
[5]	Chair of the Governance Committee.
[6]	Chair of the Board.
[7]	Mr. MacKinnon resigned as a Trustee of the Trust effective May 18, 2015. Mr. MacKinnon also resigned as a director or trustee of all other BlackRock-advised Funds effective May 18, 2015.
[8]	Chair of the Compliance Committee.
[9]	Chair of the Audit Committee.
IV. Management, Advisory and Other Service Arrangements
Management Agreement
The Trust, on behalf of each Fund, has entered into a management agreement with BlackRock pursuant to which BlackRock provides each Fund with investment advisory services (the “Management Agreement”).
The Trust, on behalf of each Fund, paid BlackRock management fees, and BlackRock waived management fees and reimbursed expenses as follows for the last three fiscal years:
Fiscal Year Ended March 31, 2015	Fees Paid to BlackRock	Waived by BlackRock	Reimbursed by BlackRock
Money Market Portfolio	$6,688,589	$4,537,569	$1,430,343
U.S. Treasury Money Market Portfolio	$1,636,438	$1,636,425	$ 365,223
Municipal Money Market Portfolio	$ 485,157	$ 484,016	$ 148,873
New Jersey Municipal Money Market Portfolio	$ 172,187	$ 172,187	$ 62,990
North Carolina Municipal Money Market Portfolio	$ 217,775	$ 217,667	$ 47,380
Ohio Municipal Money Market Portfolio	$ 466,752	$ 466,752	$ 100,568
Pennsylvania Municipal Money Market Portfolio	$1,476,183	$1,469,049	$ 358,869
Virginia Municipal Money Market Portfolio	$ 80,663	$ 80,663	$ 67,038

Fiscal Year Ended March 31, 2014	Fees Paid to BlackRock	Waived by BlackRock	Reimbursed by BlackRock
Money Market Portfolio	$6,877,488	$4,519,469	$2,249,050
U.S. Treasury Money Market Portfolio	$1,952,473	$1,946,099	$ 639,854
Municipal Money Market Portfolio	$ 635,528	$ 598,549	$ 252,837
New Jersey Municipal Money Market Portfolio	$ 244,612	$ 237,567	$ 58,744
North Carolina Municipal Money Market Portfolio	$ 259,946	$ 258,277	$ 28,727
Ohio Municipal Money Market Portfolio	$ 304,422	$ 298,954	$ 102,510
Pennsylvania Municipal Money Market Portfolio	$1,385,340	$1,317,348	$ 490,791
Virginia Municipal Money Market Portfolio	$ 75,165	$ 75,165	$ 68,823

Fiscal Year Ended March 31, 2013	Fees Paid to BlackRock	Waived by BlackRock	Reimbursed by BlackRock
Money Market Portfolio	$6,252,957	$3,282,369	$1,921,698
U.S. Treasury Money Market Portfolio	$1,477,411	$1,381,164	$ 429,612
Municipal Money Market Portfolio	$ 562,458	$ 507,406	$ 167,825
New Jersey Municipal Money Market Portfolio	$ 233,174	$ 210,802	$ 67,228
North Carolina Municipal Money Market Portfolio	$ 241,962	$ 239,585	$ 8,028
Ohio Municipal Money Market Portfolio	$ 280,085	$ 256,734	$ 82,252
Pennsylvania Municipal Money Market Portfolio	$1,311,164	$1,063,930	$ 395,076
Virginia Municipal Money Market Portfolio	$ 85,811	$ 85,811	$ 36,615

Pursuant to the Management Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Manager, to perform investment advisory services with respect to the Funds. In addition, the Manager may delegate certain of its investment advisory functions under the Management Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.
Administration Agreement
BlackRock serves as the Funds’ administrator pursuant to an administration agreement (the “Administration Agreement”). BlackRock has agreed to maintain office facilities for the Funds; furnish the Funds with clerical, bookkeeping and administrative services; oversee the determination and publication of the Funds’ net asset value; oversee the preparation and filing of Federal, state and local income tax returns; prepare certain reports required by regulatory authorities; calculate various contractual expenses; determine the amount of dividends and distributions available for payment by the Funds to their shareholders; prepare and arrange for the printing of dividend notices to shareholders; provide Fund service providers with such information as is required to effect the payment of dividends and distributions; and serve as liaison with the Trust’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the Funds and monitoring financial and shareholder accounting services. BlackRock may from time to time voluntarily waive administration fees with respect to the Funds and may voluntarily reimburse the Funds for expenses.
Under the Administration Agreement effective January 1, 2015 with BlackRock, the Trust, on behalf of the Funds, pays to BlackRock a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.0425% of the first $500 million of the Funds’ average daily net assets, 0.040% of the next $500 million of the Funds’ average daily net assets, 0.0375% of the next $1 billion of the Funds’ average daily net assets, 0.035% of the next $2 billion of the Funds’ average daily net assets, 0.0325% of the next $9 billion of the Funds’ average daily net assets and 0.030% of the average daily net assets of the Funds in excess of $13 billion and (ii) 0.020% of average daily net assets allocated to each class of shares of the Funds.
Prior to January 1, 2015, BlackRock and BNY Mellon Investment Servicing (US) Inc. (“BNY MIS” and together with BlackRock, the “Administrators”) served as co-administrators to the Funds pursuant to a co-administration agreement, under which the Trust paid to the Administrators on behalf of the Funds a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the Funds’ average daily net assets, 0.065% of the next $500 million of the Funds’ average daily net assets and 0.055% of the average daily net assets of the Funds in excess of $1 billion and (ii) 0.025% of the first $500 million of average daily net assets allocated to each class of shares of the Funds, 0.015% of the next $500 million of such average daily net assets and 0.005% of the average daily net assets allocated to each class of shares of the Funds in excess of $1 billion. In addition, BNY MIS provided certain accounting services pursuant to the co-administration agreement.

The Trust, on behalf of each Fund, paid the Administrators combined administration fees, and the Administrators waived combined administration fees, as follows for the periods set forth below.
Fiscal Year Ended March 31, 2015	Fees Paid to the Administrators	Waived by the Administrators
Money Market Portfolio	$1,252,962	$341,697
U.S. Treasury Money Market Portfolio	$ 333,373	$266,889
Municipal Money Market Portfolio	$ 99,672	$ 65,617
New Jersey Municipal Money Market Portfolio	$ 34,725	$ 34,374
North Carolina Municipal Money Market Portfolio	$ 43,853	$ 43,746
Ohio Municipal Money Market Portfolio	$ 88,378	$ 78,083
Pennsylvania Municipal Money Market Portfolio	$ 292,463	$127,457
Virginia Municipal Money Market Portfolio	$ 16,365	$ 16,365

Fiscal Year Ended March 31, 2014	Fees Paid to the Administrators	Waived by the Administrators
Money Market Portfolio	$1,390,341	$363,436
U.S. Treasury Money Market Portfolio	$ 433,208	$324,315
Municipal Money Market Portfolio	$ 141,229	$ 57,682
New Jersey Municipal Money Market Portfolio	$ 54,362	$ 39,718
North Carolina Municipal Money Market Portfolio	$ 57,766	$ 50,616
Ohio Municipal Money Market Portfolio	$ 67,693	$ 58,678
Pennsylvania Municipal Money Market Portfolio	$ 307,841	$110,276
Virginia Municipal Money Market Portfolio	$ 16,703	$ 16,628

Fiscal Year Ended March 31, 2013	Fees Paid to the Administrators	Waived by the Administrators
Money Market Portfolio	$1,276,355	$335,323
U.S. Treasury Money Market Portfolio	$ 328,313	$ 90,530
Municipal Money Market Portfolio	$ 124,991	$ 34,196
New Jersey Municipal Money Market Portfolio	$ 51,816	$ 15,775
North Carolina Municipal Money Market Portfolio	$ 53,769	$ 26,050
Ohio Municipal Money Market Portfolio	$ 62,244	$ 21,149
Pennsylvania Municipal Money Market Portfolio	$ 291,373	$ 72,846
Virginia Municipal Money Market Portfolio	$ 19,070	$ 18,562

The Trust and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agents for the Trust with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Trust.
Pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with each Fund’s investor service center. Each Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses which are a component of the transfer agency fees in the Funds’ annual report.
The following table sets forth the fees paid by each Fund to BlackRock, and the fees waived by BlackRock, pursuant to the Shareholders’ Administrative Services Agreement for the past three fiscal years:
Fiscal Year Ended March 31, 2015	Fees Paid to BlackRock	Waived by BlackRock
Money Market Portfolio	$64,523	$64,523
U.S. Treasury Money Market Portfolio	$ 1,616	$ 1,616
Municipal Money Market Portfolio	$ 284	$ 284
New Jersey Municipal Money Market Portfolio	$ 402	$ 402
North Carolina Municipal Money Market Portfolio	$ 289	$ 289
Ohio Municipal Money Market Portfolio	$ 154	$ 154
Pennsylvania Municipal Money Market Portfolio	$ 483	$ 483
Virginia Municipal Money Market Portfolio	$ 108	$ 108

Fiscal Year Ended March 31, 2014	Fees Paid to BlackRock	Waived by BlackRock
Money Market Portfolio	$61,217	$61,216
U.S. Treasury Money Market Portfolio	$ 3,658	$ 3,659
Municipal Money Market Portfolio	$ 1,321	$ 1,320
New Jersey Municipal Money Market Portfolio	$ 436	$ 414
North Carolina Municipal Money Market Portfolio	$ 306	$ 303
Ohio Municipal Money Market Portfolio	$ 327	$ 326
Pennsylvania Municipal Money Market Portfolio	$ 1,337	$ 1,337
Virginia Municipal Money Market Portfolio	$ 107	$ 107

Fiscal Year Ended March 31, 2013	Fees Paid to BlackRock	Waived by BlackRock
Money Market Portfolio	$36,357	$36,357
U.S. Treasury Money Market Portfolio	$ 1,813	$ 1,813
Municipal Money Market Portfolio	$ 1,923	$ 1,923
New Jersey Municipal Money Market Portfolio	$ 273	$ 144
North Carolina Municipal Money Market Portfolio	$ 203	$ 203
Ohio Municipal Money Market Portfolio	$ 181	$ 165
Pennsylvania Municipal Money Market Portfolio	$ 878	$ 870
Virginia Municipal Money Market Portfolio	$ 73	$ 73

Accounting Services
Effective January 1, 2015, BNY MIS serves as the accounting services provider for the Funds. BNY MIS records investment, capital share and income and expense activities; verifies and transmits trade tickets; maintains accounting ledgers for investment securities; maintains tax lots; reconciles cash with the Funds’ custodian; reports cash balances to BlackRock; prepares certain financial statements; calculates expenses, gains, losses and income; controls disbursements; works with independent pricing sources; and computes and reports net asset value. In connection with its accounting services, BNY MIS also provides certain administration services.
Custodian
The Bank of New York Mellon (the “Custodian”), which has its principal offices at One Wall Street, New York, NY 10286, serves as the custodian for each Fund. On a monthly basis, the Custodian nets each Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Fund’s fiscal year will not expire. Net debits at the end of a given month are added to the applicable Fund’s custody bill and paid by such Fund.
Transfer Agent
BNY Mellon Investment Servicing (US) Inc., which has its principal place of business at 301 Bellevue Parkway, Wilmington, DE 19809, serves as transfer agent and dividend disbursing agent for each Fund.
V. Information on Sales Charges and Distribution Related Expenses
Set forth below is information on sales charges received by each Fund, including the amounts paid to affiliates of the Manager (“affiliates”) for the periods indicated. The Funds’ shares are not subject to sales charges (including any contingent deferred sales charges (“CDSCs”)). However, a CDSC may be charged upon redemption of shares received in an exchange transaction for Investor B or Investor C Shares of a non-money market fund sponsored and advised by BlackRock or its affiliates (a “Non-Money Market BlackRock Fund”). In addition, a CDSC may be charged upon redemption if an investor purchases $1 million or more of Investor A Shares of a Non-Money Market BlackRock Fund and exchanges such shares for Investor A Shares of a Fund and subsequently redeems such shares within one year of purchase (18 months if certain Non-Money Market BlackRock Funds were the source of the exchange). BlackRock Investments, LLC (“BRIL”) acts as each Fund’s distributor.

Money Market Portfolio
Investor A Shares Sales Charge Information
For the Fiscal Year Ended:	Investor A Shares CDSCs Received on Redemption of Load-Waived Shares
March 31, 2015	$5,439
March 31, 2014	$4,008
March 31, 2013	$5,318

Investor B and Investor C Sales Charge Information
Investor B Shares
For the Fiscal Year Ended:	CDSCs Received by BRIL	CDSCs Paid to Affiliates
March 31, 2015	$ 1,349	$ 1,349
March 31, 2014	$ 8,907	$ 8,907
March 31, 2013	$15,050	$15,050

	Investor C Shares
For the Fiscal Year Ended:	CDSCs Received by BRIL	CDSCs Paid to Affiliate
March 31, 2015	$ 6,968	$ 6,968
March 31, 2014	$11,640	$11,640
March 31, 2013	$13,349	$13,349

U.S. Treasury Money Market Portfolio
Investor A Shares Sales Charge Information
For the Fiscal Year/Period Ended:	Investor A Shares CDSCs Received on Redemption of Load-Waived Shares
March 31, 2015	$ 0
March 31, 2014	$ 0
March 31, 2013	$4,447

Pursuant to the Trust’s Distribution and Service Plan (the “Plan”), the Trust may pay BRIL and/or the Manager or any other affiliate or significant shareholder of the Manager fees for providing shareholder servicing and distribution-related activities.
No distribution and/or service fees were paid by any Fund to BRIL for the fiscal year ended March 31, 2015 pursuant to the Plan (net of any waivers).
VI. Computation of Offering Price Per Share
The offering price for each Fund’s share classes is equal to the share class’ net asset value computed by dividing the value of the share class’ net assets by the number of shares of that share class outstanding. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Determination of Net Asset Value” in Part II of this SAI.
VII. Yield Information
The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on the Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Institutional Shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

Fund	Seven-Day Period Ended March 31, 2015
Money Market Portfolio	0.00%
U.S. Treasury Money Market Portfolio	0.00%
Municipal Money Market Portfolio	0.00%
New Jersey Municipal Money Market Portfolio	0.01%
North Carolina Municipal Money Market Portfolio	0.01%
Ohio Municipal Money Market Portfolio	0.01%
Pennsylvania Municipal Money Market Portfolio	0.01%
Virginia Municipal Money Market Portfolio	0.01%

The value of the Funds’ aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended March 31, 2015 are as follows:
Money Market Portfolio
Regular Broker-Dealer	Debt(D)/Equity(E)	Aggregate Holdings (000’s)
Credit Suisse Securities (USA), LLC	D	$44,761
Mizuho Securities USA, Inc.	D	$35,000
Credit Agricole Securities (USA), Inc.	D	$33,104
Bank of America Securities LLC	D	$ 7,000

U.S. Treasury Money Market Portfolio
Regular Broker-Dealer	Debt(D)/Equity(E)	Aggregate Holdings (000’s)
BNP Paribas Securities Corp.	D	$19,300
Morgan Stanley & Co., Inc.	D	$15,000
Barclays Bank PLC	D	$10,000
JP Morgan Securities LLC	D	$10,000

As of March 31, 2015, the Municipal Money Market Portfolio, the New Jersey Municipal Money Market Portfolio, the North Carolina Municipal Money Market Portfolio, the Ohio Municipal Money Market Portfolio, the Pennsylvania Municipal Money Market Portfolio and the Virginia Municipal Money Market Portfolio held no such securities.
VIII. State Fund Tax Summaries
Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisers about state and local tax consequences of an investment in a Fund, which may differ from the Federal income tax consequences described above.
New Jersey Tax Considerations. It is anticipated that the New Jersey Municipal Money Market Portfolio will qualify as a “Qualified Investment Fund” (defined below) and as a result, the main portion of each distribution paid by the New Jersey Municipal Money Market Portfolio will not be subject to the New Jersey gross income tax. Only that portion of each distribution will be subject to New Jersey taxation that represents income or gains attributable to obligations that are not exempt from New Jersey State or local tax under New Jersey or federal law. Net gains from the redemption of shares of the New Jersey Municipal Money Market Portfolio will also be exempt from the New Jersey gross income tax as long as it continues to qualify as a “Qualified Investment Fund”.
As defined in N.J.S.A. 54A:6-14.1, a “Qualified Investment Fund” is an investment company or trust registered with the SEC, or any series of such investment company or trust, which for the calendar year in which the distribution is paid: (a) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and “Qualified Financial Instruments” (defined below); and (b) has at the close of each quarter of the taxable year at least 80% of the aggregate principal amount of all of its investments, excluding Qualified Financial Instruments and cash and cash items (including receivables), in New Jersey State-Specific

Obligations, U.S. Government Obligations, and other obligations that are exempt from New Jersey State or local taxation under New Jersey or federal law. “New Jersey State-Specific Obligations” are obligations issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact between New Jersey and another state), body corporate and politic or political subdivision of New Jersey. “U.S. Government Obligations” are obligations issued by the U.S. Government, its agencies and instrumentalities, which are statutorily free from New Jersey or local taxation under the laws of the United States. “Qualified Financial Instruments” are financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, to the extent such instruments are authorized by the regulated investment company rules of the Internal Revenue Code.
In accordance with New Jersey law as currently in effect, distributions paid by a Qualified Investment Fund are excluded from New Jersey gross income tax to the extent that the distributions are attributable to interest or gains from New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from New Jersey State or local taxation under New Jersey or federal law. To the extent attributable to other sources, distributions will be subject to the New Jersey gross income tax. The New Jersey Municipal Money Market Portfolio will notify shareholders by February 15 of each calendar year as to the amounts of all distributions for the prior year which are exempt from New Jersey gross income tax and the amounts, if any, which are subject to New Jersey gross income tax. It is intended that the New Jersey Municipal Money Market Portfolio will qualify as a Qualified Investment Fund each year; however, in extreme or unusual market circumstances the Fund might not seek, or might not be able, to qualify as a Qualified Investment Fund by holding 80% of the aggregate principal of its investments at the end of each quarter of the taxable year in obligations that are exempt from New Jersey State or local taxation under New Jersey or federal law. Net gains or income derived from the disposition of shares evidencing an ownership interest in a Qualified Investment Fund are excluded from gross income under the New Jersey Gross Income Tax.
The New Jersey Gross Income Tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a Qualified Investment Fund are included in the tax base for purposes of computing the net income tax portion of the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax. Shares of the New Jersey Municipal Money Market Portfolio are not subject to property taxation by New Jersey.
Under present New Jersey law, a registered investment company (“RIC”), such as the New Jersey Municipal Money Market Portfolio, will pay a small minimum tax. But it may be subject to a more significant New Jersey corporate or franchise tax for any year in which it does not qualify as a RIC. The New Jersey Municipal Money Market Portfolio may be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC. Prospective investors should be aware that investments in the New Jersey Municipal Money Market Portfolio may not be suitable for persons who do not receive income subject to the New Jersey gross income tax.
North Carolina Tax Considerations. Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obligations of the U.S. Government or North Carolina State-Specific Obligations. Distributions derived from interest earned on obligations of political subdivisions of Puerto Rico, Guam and the U.S. Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax. Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Government securities or on obligations of other states (which the Fund may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.
Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995, will also be exempt from North Carolina income tax to the Fund’s shareholders. Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.
Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State-Specific Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995, are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995, will be subject to North Carolina individual or corporate income tax. An investment in a Fund (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Fund including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisers with respect to the effects on such tax of an investment in a Fund and with respect to their tax situation in general.
Ohio Tax Considerations. To the extent that distributions from obligations in the Ohio Municipal Market Portfolio constitute distributions from public obligations of the State of Ohio or its subdivisions, the interest thereon or transfer thereof, or any profit made on the sale, exchange or other disposition of such obligations (an “exempt distribution”), such distributions are exempt from most taxes levied by the State of Ohio and its subdivisions, including income, ad valorem, transfer, and excise taxes, the Ohio commercial activity tax and the tax on the net income measure of the issued and outstanding shares of a corporation under the Ohio corporation franchise tax; however, such distributions are not exempt from the following Ohio taxes: (i) the tax on the net worth measure of the issued and outstanding shares of corporations and financial institutions under the Ohio corporation franchise tax, (ii) the tax on the value of the gross estate with respect to the Ohio estate tax, (iii) the tax on the value of the capital and surplus of a domestic insurance company with respect to the Ohio insurance tax, (iv) the tax on the shares of and capital employed by dealers in intangibles with respect to the Ohio dealers in intangibles tax, and (v) the tax levied on the basis of the total equity capital of financial institutions with respect to the Ohio financial institutions tax. Such tax treatment is without respect to the treatment of such distributions for local or Federal income tax purposes.
To the extent such is considered taxable for Federal income tax purposes and is included in a taxpayer’s Federal adjusted gross income, distributions from obligations in the Ohio Municipal Market Portfolio constituting a gain or loss resulting from the sale, exchange, or other disposition of public obligations of the State of Ohio or its subdivisions are subject to the Ohio personal income tax and may be subject to certain local taxes imposed by cities in Ohio.
Note. As of the date of publication hereof, the taxes on the net income measure of the issued and outstanding shares of a corporation under the Ohio corporation franchise tax, as well as the taxes mentioned in clauses (i) and (ii) of the first paragraph, remain codified in the Ohio Revised Code; however, the liability imposed by such taxes has effectively been reduced to zero due to actions of the Ohio General Assembly repealing those taxes going forward.
Pennsylvania Tax Consideration. Distributions from Pennsylvania Municipal Money Market Portfolio that are derived from interest on obligations of the Commonwealth of Pennsylvania and its political subdivisions, from direct obligations of the United States, or from certain qualifying obligations of United States territories and possessions, (collectively “Pennsylvania State-Specific Obligations”) will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by Pennsylvania Municipal Money Market Portfolio as well as distributions derived from investments other than Pennsylvania State-Specific Obligations will be taxable for Pennsylvania personal income tax purposes. Distributions derived from interest on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), or on repurchase agreements collateralized by U.S. Government securities, are not exempt from the Pennsylvania personal income tax.
In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State-Specific Obligations or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.
Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.
An investment in Pennsylvania Municipal Money Market Portfolio by a corporate shareholder should qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of Pennsylvania Municipal Money Market Portfolio comprise investments in Pennsylvania and/or U.S. Government securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends attributable to Pennsylvania State-Specific Obligations are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.
This discussion does not address the extent, if any, to which shares of Pennsylvania Municipal Money Market Portfolio, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above.

The foregoing is a general and abbreviated summary of the tax laws as presently in effect. Shareholders of Pennsylvania Municipal Money Market Portfolio subject to income taxation by states other than Pennsylvania will realize a lower after-tax rate of return since the dividends distributed by Pennsylvania Municipal Money Market Portfolio will not generally be exempt, to any significant degree, from income taxation by such other states. For the complete provisions, reference should be made to the applicable state laws. The state laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of Pennsylvania Municipal Money Market Portfolio should consult their tax advisers about other state and local tax consequences of their investment in the Pennsylvania Municipal Money Market Portfolio.
Virginia Tax Considerations. Dividends paid by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will generally be exempt from the Virginia income tax. Dividends derived from interest on debt obligations of certain territories and possessions of the United States backed by the full faith and credit of the borrowing government (those issued by Puerto Rico, the Virgin Islands and Guam) will also be exempt from the Virginia income tax. Dividends derived from interest on debt obligations other than those described above will be subject to the Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.
Generally, dividends distributed to shareholders by the Fund and derived from capital gains will be taxable to the shareholders. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation which provides a specific exemption for such gains will be exempt from Virginia income tax.
When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Fund receives taxable income, the Virginia Municipal Money Market Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Virginia Municipal Money Market Portfolio.
As a regulated investment company, the Virginia Municipal Money Market Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Virginia Municipal Money Market Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Fund fails to qualify, no part of its dividends will be exempt from the Virginia income tax. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Virginia Municipal Money Market Portfolio will follow through to its shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Virginia Municipal Money Market Portfolio will not be deductible for Virginia income tax purposes.
IX. Additional Information
Independent Registered Public Accounting Firm. Deloitte & Touche LLP, with offices located at 1700 Market Street, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm.
Principal Shareholders
To the knowledge of the Trust, the following entities owned beneficially or of record 5% or more of any class of a Fund’s shares as of July 10, 2015:

Money Market Portfolio
Name	Address	Percentage	Class
*NFS LLC FEBO	499 Washington Boulevard Jersey City, NJ 07310	47.40%	Investor A Shares
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	8.98%	Investor A Shares
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	39.75%	Investor B Shares
*Morgan Stanley & Co.	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	17.44%	Investor B Shares
*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	16.54%	Investor B Shares
*NFS LLC FEBO	499 Washington Boulevard Jersey City, NJ 07310	10.72%	Investor B Shares
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	30.46%	Investor C Shares
*Morgan Stanley & Co.	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	11.76%	Investor C Shares
*Raymond James	880 Carillon Parkway St. Petersburg, FL 33716	7.18%	Investor C Shares
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	19.76%	Institutional Shares
*BlackRock Advisors LLC FBO Moderate Glidepath 17+ Years	100 Bellevue Parkway Wilmington, DE 19809	13.90%	Institutional Shares
*BlackRock Advisors LLC FBO Moderate Glidepath 13-16 Years	100 Bellevue Parkway Wilmington, DE 19809	11.97%	Institutional Shares
*BlackRock Advisors LLC FBO Money Market Option	100 Bellevue Parkway Wilmington, DE 19809	9.61%	Institutional Shares
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	98.64%	Service Shares

Municipal Money Market Portfolio
Name	Address	Percentage	Class
*Stifel Nicolaus & Co. Inc.	501 North Broadway St. Louis, MO 63102	64.81%	Investor A Shares
*Mid Atlantic Trust Company FBO P.M.I. IWM Moderate Fund	1251 Waterfront Place Pittsburgh, PA 15222	10.39%	Investor A Shares
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	8.34%	Investor A Shares
Harry J. Chmelynski, John D. Chmelynski an Joseph M. Chmelynski	100 Bellevue Parkway Wilmington, DE 19809-3716	5.55%	Investor A Shares
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	97.74%	Institutional Shares
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	99.99%	Service Shares

Ohio Municipal Money Market Portfolio
Name	Address	Percentage	Class
*Raymond James	880 Carillon Parkway St. Petersburg, FL 33716	90.94%	Investor A Shares

Name	Address	Percentage	Class
Shawn R. Kaminski and Tammy A. Kaminski JTWROS	100 Bellevue Parkway Wilmington, DE 19809-3716	5.24%	Investor A Shares
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	99.12%	Institutional Shares
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	100.00%	Service Shares

Pennsylvania Municipal Money Market Portfolio
Name	Address	Percentage	Class
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	64.40%	Investor A Shares
Catherine A. Leahy	100 Bellevue Parkway Wilmington, DE 19809-3716	28.33%	Investor A Shares
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	91.27%	Institutional Class
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	100.00%	Service Shares

North Carolina Municipal Money Market Portfolio
Name	Address	Percentage	Class
Crystal M. Thompson	100 Bellevue Parkway Wilmington, DE 19809-3716	33.41%	Investor A Shares
Cindy Mineur Cust Taryn Mineur UNIF Gift	100 Bellevue Parkway Wilmington, DE 19809-3716	23.46%	Investor A Shares
Christopher R. Garton	100 Bellevue Parkway Wilmington, DE 19809-3716	19.23%	Investor A Shares
Matthew J. Branem and Renee M. Branem JTWROS	100 Bellevue Parkway Wilmington, DE 19809-3716	9.61%	Investor A Shares
Deborah B. Curtiss Cust FBO Paul A Curtiss UTMA NC	100 Bellevue Parkway Wilmington, DE 19809-3716	8.52%	Investor A Shares
*McWood & Co.	100 East Tryon Street Raleigh, NC 27603	74.50%	Institutional Shares
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	9.82%	Institutional Shares
*High Point Bank and Trust Co.	300 North Main Street High Point, NC 27260	8.76%	Institutional Shares
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	100.00%	Service Shares

New Jersey Municipal Money Market Portfolio
Name	Address	Percentage	Class
Angelo Stracquatanio Dorothy Stracquatanio JT Ten	100 Bellevue Parkway Wilmington, DE 19809-3716	76.51%	Investor A Shares
Denise DeSantis	100 Bellevue Parkway Wilmington, DE 19809-3716	7.21%	Investor A Shares

Name	Address	Percentage	Class
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	99.97%	Institutional Shares
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	40.58%	Service Shares
Jay Schwartz	100 Bellevue Parkway Wilmington, DE 19809-3716	28.00%	Service Shares

U.S. Treasury Money Market Portfolio
Name	Address	Percentage	Class
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	23.25%	Investor A Shares
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	12.97%	Investor A Shares
*Reliance Trust Company FBO Dent Baker & Co.	PO Box 48529 Atlanta, GA 30362	8.79%	Investor A Shares
*Mid Atlantic Trust Company FBO Raptor Group Holdings LP 401(K) Profit	1251 Waterfront Place Pittsburgh, PA 15222	5.58%	Investor A Shares
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	80.01%	Institutional Shares
*TD Ameritrade FBO	PO Box 226 Omaha, NE 68103	9.61%	Institutional Shares
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	91.40%	Service Shares
*Bank of New York Hare & Co.	111 Sanders Creek Parkway East Syracuse, NY 13057	8.32%	Service Shares

Virginia Municipal Money Market Portfolio
Name	Address	Percentage	Class
*PNC Bank Saxon and Company	PO Box 7780-1888 Philadelphia, PA 19182	50.33%	Institutional Shares
*McWood & Co.	100 East Tryon Street Raleigh, NC 27603	26.99%	Institutional Shares
*Branch Banking & Trust Company	223 West Nash Street PO Box 2887 Wilson, NC 27894	17.36%	Institutional Shares
*National Bank Of Blacksburg NBB Company/Principal Account	PO Box 90002 Blacksburg, VA 24062	5.04%	Institutional Shares

*	Record holder that does not beneficially own the shares.

The Trust
The Trust was organized as a Massachusetts business trust on December 22, 1988, and is registered under the Investment Company Act as an open-end, management investment company. Each of the Funds is diversified pursuant to the 1940 Act. Effective January 31, 1998, the Trust changed its name from Compass Capital FundsSM to BlackRock FundsSM. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share, which may be divided into different series and classes.
Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of such shareholder’s acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.
The Declaration of Trust further provides that all persons having any claim against the Trustees or Trust shall look solely to the Trust property for payment; that no Trustee of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of such Trustee’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a Trustee. With the exception stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee, and that the Trust will indemnify officers, representatives and employees of the Trust to the same extent that trustees are entitled to indemnification.
X. Financial Statements
The audited financial statements and notes thereto in the Funds’ Annual Report to Shareholders for the fiscal year ended March 31, 2015 (the “2015 Annual Report”) are incorporated in this SAI by reference. No other part of the 2015 Annual Report is incorporated by reference herein. The financial statements included in the 2015 Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon the report of such firm given their authority as experts in accounting and auditing. Additional copies of the 2015 Annual Report may be obtained at no charge by telephoning the distributor at the telephone number appearing on the front page of this SAI.

APPENDIX 1
SPECIAL CONSIDERATIONS FOR STATE MUNICIPAL MONEY MARKET PORTFOLIOS
This information regarding the State Municipal Money Market Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate; however, it has not been updated nor will it be updated during the year. No independent verification has been made of any of the following information.
New Jersey Municipal Money Market Portfolio
The following information provides only a brief summary of the complex factors affecting the financial situation in the State of New Jersey (the “State” or “New Jersey”), does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this SAI. The accuracy and completeness of the information contained in such offering statements has not been independently verified.
New Jersey Economic Information and Trends.
New Jersey’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.
The State’s level of payroll employment as of April 2015 was 4.003 million, which was higher than (+46,400) the level of payroll employment as of April 2014. The increase in payroll employment during this period was 1.0 percentage points lower than the national rate of increase in payroll employment. During the twelve month period ending in April 2015, jobs were created in the following sectors: construction (+13,900), education and health services (+12,800), trade, transportation and utilities (+11,900), government (+6,500), other services (+3,800), manufacturing (+2,600), leisure (+2,300). Jobs were lost in the following sectors: mining (-100), information (-300), and professional and business services (-7000).
According to information released by the New Jersey Department of Labor and Workforce Development on March 17, 2015, payroll employment in 2014 averaged 0.9% higher than in 2013. The 2014 increase in payroll employment in the State was one and four-tenths percentage points lower than the national increase in payroll employment.
The State’s unemployment rate declined from 6.7% in April 2014 to 6.5% in April 2015. The decline in the unemployment rate is due to an increase in the number of employed State residents. The increase in the number of employed State residents from April 2014 to April 2015 was 57,020, which is higher than the increase in the level of payroll employment over the same period. The discrepancy between the increases in the two measures reflects both differences in the concepts (nonresidents may hold jobs in New Jersey, and New Jersey residents may hold jobs in other states, may hold multiple jobs in New Jersey, may work in the agricultural sector, or be self-employed) and differences in the samples used to compile each of them. The State’s labor force participation rate is 64.2% as of April 2015, which is above the national labor force participation rate of 62.8%.
According to the United States Commerce Department, Bureau of Economic Analysis, in a report dated June 11, 2014, New Jersey’s gross state product rose 1.1% from 2012 to 2013, adjusted for inflation. The State’s growth in 2013 was higher than the 0.7% rate for the Middle Atlantic region as a whole and over the two years from 2011 to 2013, New Jersey’s gross state product grew more rapidly than all but one other state in the Northeast region. Prior to the inflation adjustment, New Jersey’s gross state product in 2013 totaled $543.1 billion, ranking eighth among the fifty states. Each of the seven states with higher gross state products than New Jersey have substantially higher populations, while three states with substantively higher populations than New Jersey have lower gross state products.
According to the United States Commerce Department, Bureau of Economic Analysis, in a report dated March 25, 2015, personal income for the State’s residents rose 3.0% during 2014. According to the April 2015 economic forecasts from IHS Global Insight and Moody’s Economy.com, personal income for New Jersey residents is expected to grow at a higher rate in 2015 and 2016 than in 2014.
New Jersey’s housing sector continues to improve, albeit slowly, but weakness remains in the number of homes in the foreclosure process. There were 28,119 building permits issued in 2014 which is a 15.9% increase over the 24,270 permits issued in 2013. The large multifamily sector was the strong point of the housing market with more than 16,000 permits issued in 2014 which was 26.0% higher than in 2013. The number of total building permits issued year-to-date as of April 2015 is 12.3% higher than at the same point in 2014. The New Jersey Association of Realtors reports that existing single-family home sales were 1.3% lower in 2014 than in 2013. The single-family home sector improved with sales as of April 2015 11.9% higher than at the same point in 2014. The New Jersey housing sector is expected to continue growing as the State’s labor market continues to strengthen and mortgage rates remain low. However there are still over 90,000 homes which remain in foreclosure in New Jersey. This is 7.7% of all mortgages which is more than twice the national average of 2.2%. This is due in large part to the particularities of the judicial foreclosure process in New Jersey which makes foreclosure more time consuming than in the nation as a whole. The significant number of properties still in the judicial foreclosure process continues to weigh on the recovery in the housing sector.
The auto sector continues to improve. Sales of new motor vehicles in 2014 were 4.5% higher than in 2013 and sales during the first three months of 2015 are 2.6% higher than the same period in 2014.
Economic conditions in New Jersey and the nation are continuing to improve. Nationally, payroll growth during 2014 was the strongest since 1999. Wage growth has lagged payroll growth; however wage growth should follow with continued improvement in the labor market. Continued improvement in the labor market should also translate to a stronger housing market recovery which has been uneven due to slow household formations and tighter lending standards. Nationally, economic growth slowed during the first quarter of 2015 as a result of harsh winter weather, the West Coast port slowdown, falling oil prices during the second half of 2014, and the stronger dollar. Economic growth is expected to rebound in both the second quarter and the second half of the year. Economic growth in China continues to slow while growth remains positive but weak for the European economies. The Eurozone also continues to be hampered by continued uncertainty regarding the Greek debt crisis.
The Federal Reserve Board members anticipate real GDP growth between 2.3% and 2.7% during 2015 and 2016 while the unemployment rate will continue to fall to 5.0% and inflation trends towards 2.0% during the same period. This has raised some uncertainty as to when the Federal Reserve’s Federal Open Market Committee will begin raising the federal funds rate. The initial projection was for the second half of 2015 with June being the earliest date. The Federal Open Market Committee, for its part, has announced that both the initial interest rate increase as well as the path of interest rate increases will be data driven. The FOMC will begin raising rates when “it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2 percent objective over the medium term.”
The economic outlook hinges on the success of supportive national fiscal and monetary policies. Availability of credit, stability in the financial markets, and continued improvement in consumer and business confidence are critical factors necessary for the continuation of the economic turnaround nationally and in New Jersey. The State and the nation may experience some near-term deterioration in growth and the expected pace of economic expansion may decline if consumers, investors, and businesses are negatively affected by concerns regarding long-term federal budget sustainability, the implementation of any actions directed at near-term cuts in federal spending or increases in taxes, the impact of federal health care reform on business costs, lack of credit availability, U.S. and international financial market stresses, any slowdown in the pace of global economic recovery, and geopolitical tensions, particularly those which lead to any substantial restrictions on energy supplies from the Middle East. To a large extent, the future direction of the economy nationally and in the State hinges on the assumptions regarding the strength of the current economic recovery, energy prices, and stability in the financial markets.
New Jersey’s Budget and Appropriation System — Current Operating Expenses.
New Jersey operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2016” refers to the State’s fiscal year beginning July 1, 2015 and ending June 30, 2016.
The General Fund. The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The State Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2012 was $864.1 million, for fiscal year 2013 was $441.4 million, and for fiscal year 2014 was $301.4 million. For fiscal years 2015 and 2016, the balance in the undesignated General Fund is estimated to be $295.1 and $286.4 million, respectively. The undesignated General Fund balances are available for appropriation in succeeding fiscal years. There have been positive undesignated General Fund balances in the General Fund at the end of each year since the State Constitution was adopted in 1947.

The Property Tax Relief Fund. The Property Tax Relief Fund is used to account for revenues from the New Jersey Gross Income Tax and for revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax that is constitutionally dedicated toward property tax reform. Revenues realized from the Gross Income Tax and derived from a tax rate of 0.5% imposed under the Sales and Use Tax are dedicated by the State Constitution. All receipts from taxes levied pursuant to the New Jersey Gross Income Tax on personal income of individuals, estates, and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the Fund, pursuant to formulas established by the State Legislature, to counties, municipalities and school districts. The Property Tax Relief Fund was established by the New Jersey Gross Income Tax Act, N.J.S.A. 54A:9-25, approved July 8, 1976.
Other Funds. Special Revenue Funds are used to account for resources legally restricted to expenditure for specified purposes. Special Revenue Funds include Casino Control, Casino Revenue, Gubernatorial Elections, and Property Tax Relief.
•	Capital Project Funds are used to account for financial resources to be used for the acquisition or construction of major State capital facilities.
•	Proprietary Funds are used to account for State business-type activities. Since these funds charge fees to external users, they are known as enterprise funds.
•	Fiduciary Funds, which include State pension funds, are used to account for resources held by the State for the benefit of parties outside of State government. Unlike other government funds, fiduciary funds are reported using the accrual basis of accounting.
•	Component Units-Authorities account for operations where the intent of the State is that the cost of providing goods or services to the general public on a continuing basis be financed or recovered primarily through user charges, or where periodic measurement of the results of operations is appropriate for capital maintenance, public policy, management control or accountability.
•	Component Units-Colleges and Universities account for the operations of the eleven State colleges and universities including their foundations and associations.
Tax and Revenue Anticipation Notes. The State issues tax and revenue anticipation notes (“TRANs”) to aid in providing effective cash flow management by funding imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues.
Such TRANs do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such TRANs constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.
On July 1, 2014, the State Treasurer adopted a resolution authorizing the issuance of TRANs for Fiscal Year 2015. Pursuant thereto, on July 1, 2014, the State Treasurer entered into a Note Purchase Contract with JPMorgan Chase Bank, N.A. (“JPMorgan”) pursuant to which the State issued its TRANs Series Fiscal 2015A to JPMorgan on July 1, 2014 in the amount of $2,600,000,000. The TRANs Series Fiscal 2015A mature on June 26, 2015. The State does not expect to issue additional TRANs in Fiscal Year 2015.
New Jersey Capital Project Financings.
General Obligation Bonds. New Jersey finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments, and redemption premium payments, if any, required to fully pay the bonds. The recommended appropriation for debt service on the State’s general obligation bonds is $445.9 million for Fiscal Year 2016, and reflects savings from available bond premium from the sale of general obligation bonds in December 2014. The recommended appropriation also reflects normal increases in scheduled payments for existing general obligation bond debt service.
Pay-As-You-Go. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis.
Other Long Term Debt Obligations of New Jersey.
“Moral Obligation” Bonds. The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as moral obligation bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities.
As of June 30, 2014, outstanding “moral obligation” bonded indebtedness issued by New Jersey entities total $22,749,645,000 and fiscal year 2016 debt service subject to “moral obligation” is $321,316,422.
Obligations Supported by New Jersey Revenue Subject to Annual Appropriation. New Jersey has entered into a number of leases and contracts described below (collectively, the “Agreements”) with several governmental authorities to secure the financing of various projects and programs in the State. Under the terms of the Agreements, the State has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. The State Legislature has no legal obligation to enact appropriations to fund such payments, but has done so to date for all such obligations. The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations. The principal amount of bonds which may be issued and the notional amount of swaps which may be entered into by such governmental authorities is, in certain cases, subject to specific statutory dollar ceilings or programmatic restrictions which effectively limit such amounts. In other cases, there are currently no such ceilings or limitations. In addition, the State Legislature may at any time impose, remove, increase or decrease applicable existing ceilings and impose, modify or remove programmatic restrictions. The State Legislature may also authorize new Agreements with the governmental authorities listed below or other governmental authorities to secure the financing of projects and programs in the future.
The State expects that additional obligations supported by State revenues subject to appropriation will be issued during Fiscal Year 2015 and future Fiscal Years. The amount of such obligations issued in the future could be significant. The amendment to the Debt Limitation Clause (discussed below) may inhibit the enactment of legislation authorizing obligations supported by State revenues subject to appropriation. The State Legislature is not legally obligated to appropriate amounts for the payment of such debt service in any year, and there can be no assurance that the State Legislature will make any such appropriations. Future legislative action may depend in part on various factors including the financial condition of the State.
The New Jersey State Constitution provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until it shall have been submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing shall produce a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State Constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” This constitutional provision does not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God (Article VIII, Sec. 2, para. 3) (the “Debt Limitation Clause”).
The Debt Limitation Clause was amended by the voters on November 4, 2008. The amendment provides that, beginning after the effective date of the amendment, the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein shall have been submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The constitutional amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings.

Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.
Garden State Preservation Trust. The Garden State Preservation Trust (“GSPT”) issues bonds for the purpose of preserving open space and farmland. Pursuant to the Garden State Preservation Trust Act, as amended, the principal amount of bonds, notes or other obligations which could have been issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1.15 billion. The GSPT has exhausted its $1.15 billion statutory bonding authorization. After July 1, 2009, only refunding bonds can be issued. The bonds issued by the GSPT are special obligations of the GSPT payable from amounts paid to it under a contract between the GSPT and the State Treasurer, subject to appropriation by the State Legislature.
New Jersey Building Authority. The New Jersey Building Authority (“NJBA”) issues bonds for the acquisition, construction, renovation and rehabilitation of various State office buildings, historic buildings and correctional facilities. Pursuant to a lease agreement, the State makes rental payments to the NJBA in amounts sufficient to pay debt service on the bonds, subject to appropriation by the State Legislature.
New Jersey Economic Development Authority. The New Jersey Economic Development Authority (the “NJEDA”) is authorized to issue bonds for various purposes described below.
The Economic Recovery Bonds have been issued pursuant to legislation enacted in 1992 to finance various economic development purposes. Pursuant to that legislation, the NJEDA and the State Treasurer entered into an agreement through which the NJEDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the Port Authority of New York and New Jersey, subject to appropriation by the State Legislature.
Pursuant to the Business Employment Incentive Program Act, L. 1996, c. 26, the NJEDA has entered into agreements with various private businesses in order to provide business employment incentive grants (“BEIP grants”) in consideration for the attainment of certain employment promotion targets as established therein. L.2003, c. 166, authorizes the NJEDA to issue bonds to provide funds (i) for the payment of the BEIP grants, and (ii) to be used by the NJEDA for the purposes enumerated in subsections a. and b. of section 4 of L. 1992, c.16 (C. 34:1B-7.13) for payments to designated businesses. Debt service on the bonds is payable pursuant to a contract between the State Treasurer and the NJEDA, subject to appropriation by the State Legislature.
The State Pension Funding Bonds were issued pursuant to legislation enacted June 1997 to pay a portion of the State’s unfunded accrued pension liability for the State’s retirement system, which together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, were sufficient to fully fund the then unfunded accrued pension liability at that time. Debt service on the bonds is payable pursuant to a contract between the State Treasurer and the NJEDA, subject to appropriation by the State Legislature.
The Educational Facilities Construction and Financing Act, L. 2000, c. 72 (“EFCFA”) authorizes the NJEDA to issue bonds to finance the State share of costs for school facilities construction projects. EFCFA originally provided that the aggregate principal amount of bonds, notes or other obligations issued by NJEDA shall not exceed: $100,000,000 for the State share of costs for county vocational school district school facilities projects, $6,000,000,000 for the State share of costs for “Abbott District” school facilities projects, and $2,500,000,000 for the State share of costs for school facilities projects in all other districts. Debt service on the bonds issued pursuant to EFCFA is paid pursuant to a contract between the State Treasurer and the NJEDA, subject to appropriation by the State Legislature.
EFCFA was amended in July 2008 to increase the amount of bonds, notes or other obligations authorized to be issued by the NJEDA in additional aggregate principal amounts not to exceed: $2,900,000,000 for the State share of costs for school facilities projects in the “SDA Districts” (formerly “Abbott Districts”), $1,000,000,000 for the State share of costs for school facilities projects in all other districts, and $50,000,000 for the State share of costs for county vocational school district facilities projects. In regard to this increase in the amount of bonds authorized to be issued by NJEDA pursuant to this amendment, debt service on these bonds or refunding bonds issued by NJEDA and any additional costs authorized pursuant to Section 14 of EFCFA shall first be payable from revenues received from the New Jersey Gross Income Tax except that debt service on bonds issued to pay for administrative, insurance, operating and other expenses of the NJEDA and the Schools Development Authority in connection with school facilities projects shall be payable from the General Fund. The additional bonds issued pursuant to this amendment are also payable pursuant to the contract between the State Treasurer and the NJEDA, mentioned above, subject to appropriation by the State Legislature.

The Municipal Rehabilitation and Economic Recovery Act, L. 2002, c. 43 (N.J.S.A. 52:27BBB-1 et seq.), authorizes the NJEDA to issue bonds for the purpose of making deposits into certain funds described in N.J.S.A. 52:27BBB-49 and N.J.S.A. 52:27BBB-50, to provide loans and grants to sustain economic activity in qualified municipalities under the Act. Debt service on the bonds is paid pursuant to a contract between the NJEDA and the State Treasurer, subject to appropriation by the State Legislature.
The Motor Vehicle Security and Customer Service Act, L. 2003, c. 13, authorizes the NJEDA to issue bonds to pay the costs of capital improvements for New Jersey Motor Vehicle Commission facilities. The legislation provides that bonds shall not be issued in an aggregate principal amount exceeding $160 million without the prior approval of the Joint Budget Oversight Committee (“JBOC”) of the State Legislature. The bonds are secured by the monies in the Market Transition Facility Revenue Fund.
The Motor Vehicle Surcharges Securitization Act of 2004, L. 2004, c. 70, authorizes the NJEDA to issue bonds payable from, and secured by, dedicated motor vehicle surcharge revenues as defined in the legislation, with the pledge of certain of the surcharges being subject and subordinate to the Motor Vehicle Commission Bonds. Debt service on the bonds is payable pursuant to a contract between the NJEDA and the State Treasurer, subject to appropriation by the State Legislature. Pursuant to L. 2005, c. 163, L. 2004, c. 70 was amended to authorize the issuance of bonds by NJEDA in an amount not to exceed $200 million to fund grants and loans for the costs of special needs housing projects in the State. The expenditure of the funds is administered by the New Jersey Housing and Mortgage Finance Agency.
The Cigarette Tax Securitization Act of 2004, L. 2004. c. 68, authorizes the NJEDA to issue bonds payable from, and secured by, a dedicated portion, $0.0325 per cigarette, of the cigarette tax imposed pursuant to N.J.S.A. 54:40A-1 et seq. Debt service on the bonds is payable pursuant to a contract between the NJEDA and the State Treasurer, subject to appropriation by the State Legislature.
The NJEDA is authorized to issue bonds to purchase a redevelopment revenue bond (the “City Bond”) issued by the City of Trenton. The City Bond was issued to refund a portion of bonds issued by a non-profit corporation to construct the Lafayette Yard hotel and conference center project in Trenton. The NJEDA Bonds are secured by the principal and interest payments on the City Bond, which, in turn, are payable solely from payments in lieu of taxes (the “PILOTS”) made by the NJEDA. The PILOTS are payable solely from supplemental rent the State pays to the NJEDA under a lease, subject to appropriation by the State Legislature.
L. 2006, c.102 authorized the issuance of $270 million of bonds by the NJEDA to fund various State capital construction projects, including stem cell research facilities in New Brunswick and Newark, biomedical research facilities, blood collection facilities and cancer research facilities. Debt service on the bonds shall be paid pursuant to a contract to be entered into between the NJEDA and the State Treasurer, subject to appropriation by the State Legislature. No bonds have been issued.
The NJEDA has issued revenue bonds on behalf of non-profit community service providers. The payment of debt service on these revenue bonds as well as the payment of certain other provider expenses is made by the State pursuant to service contracts between the State Department of Human Services and these providers, subject to appropriation by the State Legislature. The contracts have one year terms, subject to annual renewal.
In addition, the State has entered into a number of leases with the NJEDA relating to the financing of certain real property, office buildings and equipment. The rental payments required to be made by the State under these lease agreements are sufficient to pay debt service on the bonds issued by the NJEDA to finance the acquisition and construction of such projects and other amounts payable to the NJEDA, including certain administrative expenses of the NJEDA. Amounts payable under the lease agreements are subject to appropriation by the State Legislature.
New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority (“NJEFA”) issues bonds pursuant to seven separate legislative programs to finance: (i) the purchase of equipment to be leased to institutions of higher learning (the “Equipment Leasing Fund”); (ii) grants to the State’s public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities (the “Facilities Trust Fund”); (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among the State’s institutions of higher education (the “Technology Infrastructure Fund”); (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance the renewal, renovation, improvement, expansion, construction, and reconstruction of educational facilities and technology infrastructure (the “Capital Improvement Fund”); (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities and the acquisition and installation of equipment to be located therein (the “Public Library Project Grant Program”); and (vii) loans to public and private institutions of higher education and public or private secondary schools, military schools or boarding schools located in the State which are required under the Dormitory Safety Trust Fund Act to install automatic fire suppression systems for the cost or a portion of the cost of the construction, reconstruction, development, extension or improvement of dormitory safety facilities, including fire prevention and sprinkler systems (the “Dormitory Safety Trust Fund”). The debt service on the bonds issued under these programs is payable by the State pursuant to statutory provisions or contracts between the NJEFA and the State Treasurer subject to appropriation by the State Legislature. Under the financing programs for the Equipment Leasing Fund, the Facilities Trust Fund, the Technology Infrastructure Fund and the Capital Improvement Fund, as bonds mature and/or are redeemed, the bonding capacity revolves. As of June 30, 2014, under these programs, the NJEFA has, in aggregate, approximately $290 million of bonding capacity.
New Jersey Health Care Facilities Financing Authority. The New Jersey Health Care Facilities Financing Authority (“HCFFA”) is authorized to acquire, construct and lease projects to the New Jersey Department of Human Services (“DHS”) and to issue bonds to finance such projects, the debt service on which shall be paid by DHS, subject to appropriation by the State Legislature.
Under the Hospital Asset Transformation Program established by L. 2000, c. 98 and as amended by L. 2007, c. 110, and L. 2009. c. 2, HCFFA is authorized to issue bonds to provide funds to any nonprofit health care organization in order to, among other things, satisfy the outstanding indebtedness of a hospital, pay the costs of transitioning or terminating the provision of hospital acute care services at a specific location, including the costs of construction, renovation, equipment, information technology and working capital, and pay the costs associated with the closure or acquisition of a general hospital. Such bonds are special obligations of HCFFA payable from amounts paid to it under a contract between HCFFA and the State Treasurer, subject to appropriation by the State Legislature.
New Jersey Sports and Exposition Authority. The New Jersey Sports and Exposition Authority (the “NJSEA”) issues bonds for various purposes payable from a contract between the NJSEA and the State Treasurer (the “NJSEA State Contract”). Pursuant to the NJSEA State Contract, the NJSEA undertakes certain projects and the State Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds, subject to appropriation by the State Legislature.
New Jersey Transportation Trust Fund Authority. The New Jersey Transportation Trust Fund Authority (the “TTFA”) issues bonds for the purpose of funding a portion of the State’s share of the cost of improvements to the State’s transportation system. The bonds issued by the TTFA are special obligations of the TTFA payable from a contract (“State Contract”) among the TTFA, the State Treasurer and the Commissioner of Transportation, subject to appropriation by the State Legislature. The issuance of refunding bonds to refund prior obligations of the TTFA is not subject to the debt issuance restrictions described below, but is subject to the approval of the JBOC.
On June 29, 2012, the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the “TTFA Act”) was further amended by L. 2012, c. 13 (the “Reauthorization Act”). Pursuant to the Reauthorization Act, the principal amount of the TTFA’s bonds, notes or other obligations which can be issued in any fiscal year generally cannot exceed: $1,247,000,000 for the fiscal year beginning July 1, 2012, $849,200,000 for the fiscal year beginning July 1, 2013, $735,300,000 for the fiscal year beginning July 1, 2014, and $626,800,000 for the fiscal year beginning July 1, 2015; except that if the permitted amount of debt, or any portion thereof, is not incurred in a fiscal year, it may be issued in a subsequent fiscal year. In addition, 30 percent of the permitted amount of Reauthorization Act bonds for a fiscal year may be issued in the fiscal year preceding such fiscal year, subject to certain restrictions. The payment of debt service on Reauthorization Act bonds, notes or other obligations must be paid solely from revenues dedicated for transportation purposes pursuant to Article VIII, Section II, and paragraph 4 of the State Constitution.
The issuance of bonds permitted by the Reauthorization Act, along with (i) contributions from the Port Authority of New York and New Jersey and (ii) future pay-as-you-go funding, will support the annual $1.6 billion transportation capital plan required by the Reauthorization Act.
State of New Jersey Certificates of Participation. The State, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of the State. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by the State under the terms of the lease purchase agreement, subject to appropriation by the State Legislature.
State Supported County College Bonds. Legislation provides for appropriations for State Aid to counties equal to a portion of the debt service on bonds issued by or on behalf of such counties for construction of county college facilities (L. 1971, c. 12, as amended). The State Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under this legislation. The NJEFA is also authorized to issue its obligations to finance county college capital facilities which are secured in whole or in part by an agreement with the State Treasurer, subject to appropriation by the State Legislature.
Lines of Credit. The State finances the acquisition of certain equipment, vehicles, services and real property to be used by various State departments through lines of credit established from time to time with one or more financial services providers. Repayments of amounts drawn under the lines of credit are subject to appropriation by the State Legislature.
Variable Rate Obligations. As of June 30, 2014, the TTFA had in aggregate $297,500,000 of variable rate demand bonds outstanding, with interest rates that reset weekly. Such variable rate demand bonds are secured by respective agreements with the State Treasurer, and are further supported by bank-issued letters of credit.
Additionally, as of June 30, 2014, the NJEDA had outstanding $1,146,750,000 of floating rate notes, which bear interest at a rate that resets monthly or weekly and is based on either the London InterBank Offering Rate (“LIBOR”) plus a fixed spread or the Securities Industry and Financial Markets Association (“SIFMA”) rate plus a fixed spread. There are no letters of credit in support of these notes.
Litigation of the State of New Jersey.
General. At any given time, there are several cases pending or threatened in which the State which has the potential for either a significant loss of revenue or a significant unanticipated expenditure.
Medicaid, Tort, Contract, Workers’ Compensation and Other Claims. The Office of the Inspector General of the U.S. Department of Health & Human Services (“OIG”) has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the State’s Department of Human Services (“DHS”). The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed. OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services (“CMS”) which may, in whole or in part, accept or disagree with the OIG’s recommendations. If the OIG’s recommendations are not challenged by the State or are upheld by CMS, DHS will be required to refund the amount of any disallowances. However, DHS is disputing OIG’s audit findings. In addition, the State has currently reserved certain revenues that would mitigate, but not completely offset, the State’s exposure assuming CMS upholds the OIG’s recommended claim disallowances. Given that the State is currently disputing and appealing the OIG audit findings, it cannot estimate any final refund amounts or the timing of any refund payments that may be due to CMS. These current audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant. The State is unable to estimate its exposure for these claim disallowances.
The Internal Revenue Service (IRS) has opened an examination for tax years 2011, 2012 and 2013, of the State’s Form 945, Annual Return of Withheld Federal Income Tax based on instances where the IRS has identified that the State may not have properly backup withheld for some of its vendors. Section 3406 of the Internal Revenue Code of 1986, as amended (the “Code”) requires backup withholding be imposed by a payor making a reportable payment to recipients under certain circumstances. Section 3406 authorizes the IRS to assess the payor for such backup withholding and also to assess penalties for failure to backup withhold. The IRS has given the State until the end of June 2015 to investigate these instances of failure to backup withhold and to provide documentation to the IRS indicating that there were valid reasons to not require backup withholding in such instances. The State is not able at this time to estimate any amounts the IRS will assess the State for backup withholding or penalties. The State intends to vigorously defend this matter.
At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.
The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.
In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.
At any given time, there are various numbers of claims by employees against the State and State agencies seeking recovery for workers’ compensation claims that are primarily paid out of the fund created pursuant to the New Jersey Workers’ Compensation Law (N.J.S.A. 35:15-1 et seq.). Claimants in such matters are seeking recovery for personal injuries suffered by a claimant by accident arising out of and in the course of the claimant’s employment due to the employer’s negligence. The State is unable to estimate its exposure for these claims.
Prior to July 1, 2013, there were various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey (“UMDNJ”) and its employees, seeking recovery of monetary damages that were primarily paid out of the UMDNJ Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). An independent study estimated an aggregate potential exposure of $148,897,000 for tort and medical malpractice claims for UMDNJ pending as of December 31, 2012. As a result of the enactment of the New Jersey Medical and Health Sciences Education Restructuring Act, L. 2012, c. 45 (the “Restructuring Act”), all of UMDNJ has been transferred to Rutgers, The State University (“Rutgers”), with the exception of the School of Osteopathic Medicine which has been transferred to Rowan University (“Rowan”), and University Hospital in Newark, New Jersey now exists as a separate instrumentality of the State. All claims and liabilities of UMDNJ associated with the transferred facilities have been transferred to Rutgers, Rowan and University Hospital, as applicable. Pursuant to the Restructuring Act, Rutgers and Rowan each entered into a memorandum of understanding with the State Treasurer pursuant to which the State shall pay from a self-insurance reserve fund established for each entity medical malpractice claims occurring prior to and post the effective date of the transfers, which was July 1, 2013. The Restructuring Act also provides for University Hospital’s medical malpractice claims to be covered by a self-insurance reserve fund established by the State Treasurer and University Hospital entered into a memorandum of understanding with the State Treasurer for such claims. All claims, other than medical malpractice claims, incurred by UMDNJ with respect to the UMDNJ facilities transferred to Rutgers will be paid for by Rutgers out of its own funds. All claims, other than medical malpractice claims, incurred by Rowan will be paid from the Tort Claims Fund. The State is unable to estimate its exposure for these claims.
Currently, Standard & Poor’s, a division of The McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds A. Moody’s Investors Service, Inc. and Fitch Ratings rate the State of New Jersey’s general obligation bonds A2 and A, respectively.
North Carolina Municipal Money Market Portfolio
The following information is a brief summary of factors affecting the economy of the State of North Carolina (the “State” or “North Carolina”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state issuers, and it does not reflect recent developments since the dates of such offering statements. The Trust has not independently verified the information.
Governmental Funds
The State has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. The State derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, privilege taxes on certain machinery and equipment, gross receipts taxes on motor vehicle rentals and highway use taxes on motor vehicle sales, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.
Tax Revenue
In 2013, North Carolina’s Tax Simplification and Reduction Act of 2013 (the “Act”) was enacted. The Act generally reduced income taxes for both corporations and individuals, and expanded the scope of the sales and use tax to include certain services. The Act generally took effect for the fiscal year commencing July 1, 2014 and included the following changes to North Carolina’s tax regime (among others): (1) replaced the graduated personal income tax rate regime with a flat tax rate (5.8% for taxable year 2014 and 5.75% for taxable year 2015); (2) repealed numerous personal income tax modifications and credits against personal income taxes; (3) repealed the estate tax, applicable to the estates of decedents dying after 2012; (4) reduced the corporate income tax rate (6% for taxable year 2014 and 5% for taxable year 2015); (5) extended the research and development credit for an additional two years while allowing other incentive tax credits to sunset as scheduled; (6) modified certain sales and use tax rates; and (7) extended the sales tax to certain services and repealed certain sales and use tax exemptions.
General Fund Summary
The fund balance of the State’s General Fund nearly doubled from $594.653 million at June 30, 2010 (as restated) to $1.184 billion at June 30, 2011. This improvement was attributable primary to agency allotment reductions. The State’s total revenues for governmental activities grew more rapidly than total expenses during fiscal year 2011. Revenues increased by 2.74% to a total of $1.09 billion, while total expenses increased by 2.3% to a total of $877.3 million. The small growth in revenues is attributable mainly to the slow economic and revenue recovery and additional federal funding for transportation improvement projects.
During fiscal years 2012 and 2011, the General Fund recognized $421.8 million and $1.791 billion, respectively, in federal recovery funds, provided under the American Recovery and Reinvestment Act of 2009 (“ARRA”). ARRA includes two key funding streams for states, the State Fiscal Stabilization Fund (“SFSF”) and increased federal participation in Medicaid (“FMAP”). The SFSF is a one-time federal appropriation intended to help stabilize state and local government budgets in order to minimize layoffs and disruptions in education and other essential public services. The FMAP is a temporary increase to states in the federal share of Medicaid costs. Each state’s increase in FMAP is based on the increase in unemployment percentages for each quarter. The federal recovery funds were used to avoid deeper reductions in spending. The funding for SFSF and FMAP ended in fiscal year 2011.
The fund balance of the General Fund declined 13.58% to $1.022 billion at June 30, 2012. The decrease was due to the expiration of temporary taxes and significant growth in Medicaid expenditures. At the end of fiscal year 2012, the unassigned fund balance of the General Fund was negative $62.303 million.
For fiscal year 2012, individual income tax and corporate income tax revenues increased by 4.38% and 4.85%, respectively, while sales and use tax revenues decreased by 10.07%. All individual income tax payment types increased during fiscal year 2012. These trends indicate that the economy was slowly turning in a positive direction. The largest tax change for fiscal year 2012 was the expiration of a temporary tax package enacted as part of the 2009-2011 biennium budget. This package included a 1% increase in the state sales tax (which expired on July 1, 2011), a 2% or 3% income tax surcharge on the highest-income households (expired for taxable years beginning on or after January 1, 2011), and a 3% surcharge on corporate income taxes (expired for taxable years beginning on or after January 1, 2011). Allowing the package to expire decreased annual State revenue by an estimated $1.3 billion.
The fund balance of the General Fund increased 22.02% to $1.28 billion at June 30, 2013. The fund balance increase was due, in part, to higher than expected growth in individual income taxes. Individual income tax and corporate income tax increased by 6.26% and 2.5%, respectively, while sales and use tax revenues increased by 0.68%. The number of employed persons in North Carolina steadily increased in 2013, which led to increased withholdings by companies remitting payroll taxes. North Carolina’s unemployment rate fell from 9.6% in June 2012 to 8.8% in June 2013, but remained higher than the national average (7.3% in August 2013).
The fund balance of the General Fund increased $245.67 million (or 18.93%) to $1.54 billion at June 30, 2014. In fiscal year 2014, the State collected $452.6 million less in revenues than had been forecast, largely due to under collections in individual income taxes. Individual income tax collections were lower than expected due to unexpectedly slow wage and salary growth, timing of taxpayer adjustments in tax laws, and larger than expected shifts in taxpayer income from the anticipated expiration of federal tax cuts. General Fund tax refunds, however, were significantly lower than the previous year. The improvement in the economy, as represented by the State’s lower unemployment rate, has been shown historically to be related to lower refund ratios.
General Fund Budgets
The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation, and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the Federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.
Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In odd numbered years the General Assembly enacts the State budget for the next biennium, consisting of an annual budget for each of the two fiscal years in the biennium. The General Assembly customarily convenes in the second year of the biennium and makes adjustments to the budget previously enacted for the second fiscal year. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.
Fiscal Year 2013 Budget. The General Assembly enacted a $20.2 billion budget for fiscal year 2013, a 1.2 percent increase over the $19.9 billion budget originally enacted for the fiscal year 2013 during the 2011 Session of the General Assembly.
Adjustments to revenue and availability increased availability by $59.5 million in fiscal year 2013. Major adjustments included cash balance transfers of $64.8 million. Other adjustments included a reduction in anticipated revenue from the sale of State assets by $25 million, an additional $9.6 million from the National Mortgage Settlement, an additional $6.75 million from the State’s portion of the Master Settlement Agreement (concerning tobacco-related payments), and a $5.8 million reduction from minor tax changes.
Spending reductions totaled $658 million in the fiscal year 2013 budget. The largest reductions occurred in the education and health and human services categories. Education reductions were $126 million, while health and human services reductions totaled $162 million.
Other fiscal year 2013 budget highlights included the following: (i) increasing the savings reserve amount by $123.2 million, bringing the total to $418.8 million; (ii) adding $23.3 million to the Repairs and Renovations account; and (iii) bolstering Medicaid by adding funding for provider payments above the projected forecast and establishing a mid-year evaluation process to ensure adequate funding.
Reflecting a downgraded economic outlook, the consensus revenue forecast lowered baseline growth projections to 4.3% from the 5.5% originally forecasted. This forecast was roughly consistent with long-term average revenue growth in North Carolina and below historical growth during economic recoveries.
Biennium Fiscal Year 2014-15 Budgets. The General Assembly enacted a $20.6 billion budget for fiscal year 2014 and a $21.1 billion budget for fiscal year 2015. The General Assembly also enacted a variety of major tax changes: (i) individual income tax rates will be reduced from current rates to a single rate of 5.8% in 2014 and 5.75% in 2015 and (ii) corporate income tax rates will be reduced to 6% in 2014 and 5% in 2015. If State revenue targets are met, the corporate income tax rate will be further reduced to 4% in 2016 and 3% in 2017. The sales tax was expanded to include electricity, piped natural gas, some service contracts, and entertainment activities. In addition, a number of special exemptions and preferential rates were repealed. The estate tax was also repealed effective January 1, 2013.
Other fiscal year 2014 and 2015 budget highlights include the following: (i) increasing the salary for educators by an average of 7% and raising the minimum educator salary to $33,000 annually, (ii) providing a $1,000 annual salary increase for most State employees, (iii) fully funding the State’s annual required contribution to the Teachers’ and State Employees’ Retirement System, and (iv) fully funding the required contribution for the North Carolina State Health Plan.
The consensus revenue forecast for the 2014-15 biennium reflected a slowly recovering economy. The forecast adopted a cautious approach with modest growth expectations of 3.6% in fiscal year 2014 and 4.1% in fiscal year 2015, below long-term average growth and typical growth during economic recoveries. On February 10, 2015, the consensus revenue forecast was revised to lower fiscal year 2015 revenues by approximately $271 million (or 1.3%) due to weaker than anticipated personal income tax collections.
Non-Tax Revenue
Tobacco Fund Settlement. On November 23, 1998, 46 states’ Attorneys General and the major tobacco companies signed a settlement agreement that, among other things, reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. The amount payable each year depends upon various factors, including the market share of such companies.

Under the initial statutory framework established for the application of the proceeds of the national tobacco settlement funds, one-half of the receipts for each year are to be transferred to the Golden LEAF Foundation, a special non-profit corporation dedicated to assisting economic development in tobacco dependent regions of the State. The remaining half of the annual settlement receipts is deposited equally to two trust funds, the Tobacco Trust Fund, a special trust fund created to foster the vitality and solvency of the tobacco-related segment of the State’s agricultural economy, and the Health and Wellness Trust Fund, a special trust fund created to address the health needs of North Carolina. In certain years. tobacco settlement receipts ear-marked for the two Trust Funds have been diverted to the General Fund to fund a part of the budgetary deficits in those years.
Effective July 1, 2011, the General Assembly amended the State statutes so that one-half of annual settlement receipts that were once transferred to the Tobacco Trust Fund and the Health and Wellness Trust Fund are now allocated as follows: 1) debt service payments for health related capital projects, 2) the University Cancer Research Fund, and 3) the State’s General Fund to be used for the following purposes: a) for the benefit of tobacco producers, tobacco allotment holders and persons engaged in tobacco related businesses, and b) for the benefit of a broad range of health programs and initiatives. As of July 2013, the General Assembly directed that any funds that would have been transferred to the Golden LEAF Foundation be deposited to the Settlement Reserve Fund, which is part of the General Fund. For the five fiscal years ended June 30, 2014, total settlement proceeds received from the Tobacco Fund Settlement have exceeded $776.6 million, with more than $399.4 million transferred into the State’s General Fund during that period.
State Lottery. On August 30, 2005, the State approved a lottery. The net proceeds of the lottery provide enhanced educational opportunities, support public school construction, and fund college and university scholarships. The lottery began ticket sales on March 3, 2006. For the five fiscal years ended June 30, 2014, gross lottery sales exceeded $8 billion, with more than $2.3 billion deposited into the State’s General Fund during that period.
Other Non-Tax Revenue. The State receives other non-tax revenue that is deposited in the General Fund. The most important sources are interest earned by the State Treasurer on investments of General Fund moneys and revenues from the judicial branch. Various fees and other charges and receipts are also classified as “other non-tax revenue.”
Economic Characteristics
The State’s major industry sectors are services, agriculture, trade, manufacturing, exports, and tourism, but the military’s presence and residential construction are also important economic drivers. During the period from 2003 to 2013, per capita personal income in the State grew from $29,138 to $38,683.
Non-agricultural employment accounted for approximately 4,218,700 jobs as of January 2014. For the year ended December 2014, the largest job increases were in Professional and Business Services (up 40,200 jobs over the year), Trade, Transportation & Utilities (up 17,600), Construction (up 12,500), Leisure and Hospitality (up 11,800), Education and Health Services (up 10,400), Manufacturing (up 9,500), Financial Activities (up 8,100), Information (up 5,000), and Other Services (up 4,700) and Mining and Logging (up 100). Decreases were in Government (down 5,400 jobs over the year).
The State is recovering from a period of high unemployment and modest job growth in the wake of the national recession. At 5.5%, North Carolina’s December 2014 seasonally adjusted unemployment rate was 0.1 of a percentage point below the nation as a whole (5.6%). Between the State’s peak in employment in February 2008 and the low of February 2010, North Carolina lost 335,300 jobs—a decrease of 8.0%. Based on December 2014 preliminary employment estimates, North Carolina’s economy has gained 379,500 jobs since the low in February 2010.
Agriculture is a basic element of the State’s economy. In calendar year 2012, the State’s agricultural industry, including food, fiber, and forest, contributed approximately $78 billion to the State’s economy and accounted for one-fifth of the State’s income and employees. Gross agricultural income was in excess of $12.6 billion in 2013, placing the State tenth in the nation in gross agricultural income. The poultry industry is the leading source of agricultural income in the State, followed by the pork industry, oil crops, tobacco, feed crops, and vegetables and melons. According to the State Commissioner of Agriculture, the State ranked first in the nation in the production of all tobacco, flue-cured tobacco, and sweet potatoes; and second in hog production.
The Research Triangle Park (the “Park”), located within Wake and Durham Counties, is one of the largest planned research parks in the world, covering over 7,000 acres of rolling, wooded landscape. Founded in 1959, it is approximately equidistant from Duke University in Durham, the University of North Carolina at Chapel Hill, and North

Carolina State University in Raleigh. The Park’s primary objective is to attract research-related institutions to the area. The Park currently contains more than 170 global companies, including International Business Machines Corporation, GlaxoSmithKline, Lenovo, Syngenta, Credit Suisse, RTI International, and Cisco. The research institutions in the Park employ over 39,000 fulltime knowledge workers.
North Carolina hosts the fourth largest military population in the United States; Fayetteville’s Fort Bragg is one of the largest military installation in the world. Other major military installations within the state include Marine Corps Camp Lejuene, Marine Corps New River Air Station, Pope Air Force Base, Marine Corps Air Station Cherry Point, Seymour Johnson Air Force Base, and the U.S. Coast Guard Air Station in Elizabeth City. In 2013, the State’s Department of Commerce determined that the military’s total contribution to Gross State Product value was $48 billion; 12% of North Carolina’s total value.
Litigation
The following lists pending litigation in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.
1. Hoke County et al. v. State of North Carolina and State Board of Education — Right to a Sound Basic Education (formerly Leandro, et al. v. State of North Carolina and State Board of Education). In 1994, students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high cost students in their counties’ systems.
The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the State Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff county was held in the fall of 1999. In rulings issued in the fall of 2000 and spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.
On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with access to a sound basic education and to report to the Court every 90 days on remedial actions being implemented. On July 30, 2004, the State Supreme Court affirmed the majority of the trial court’s orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court’s directives. The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.
On June 15, 2011, the General Assembly enacted legislation which placed certain restrictions on the “More at Four” pre-kindergarten program which had been established by the General Assembly in 2001. Following a hearing requested by the plaintiffs, the trial court entered an order prohibiting the enforcement of legislation having the effect of restricting participation in the More at Four program. On appeal, the North Carolina Court of Appeals affirmed the trial court’s order prohibiting the state from denying any eligible “at risk” children admission to the More at Four program. The State has appealed this decision and the North Carolina Supreme Court in November 2013, held that amendments to the 2011 legislation had rendered the appeal moot. The case will be remanded to Superior Court.
2. Lake v. State Health Plan. A complaint was filed on April 20, 2012 in Gaston County Superior Court. The main issue is whether the State wrongfully charged a monthly premium to retired State employees for the State’s 80/20 coinsurance health plan. The general theme of the complaint is that the State established vesting requirements under which if the employee fulfilled the requirements the State contracted with each employee to provide 80/20 insurance coverage at no monthly cost to the retiree for the duration of each retiree’s retirement. Similarly, the plaintiffs allege that the State terminated an optional 90/10 health plan to which they had vested rights. Plaintiffs claim (1) breach of contract; (2) unconstitutional impairment of contract; (3) unconstitutional denial of equal protection; and (4) unconstitutional denial of due process. The plaintiffs also allege a variety of equitable claims (e.g., specific performance, common fund) that piggy-back on the legal claims.
The State has filed and briefed its motion to dismiss (Rules 12(b)(1), (2) and (6)). After a hearing, the trial court denied the motion to dismiss. The State has appealed to the North Carolina Court of Appeals.
3. N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et. al. — Use of Administration Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit seeking a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are civil penalties which under the North Carolina Constitution must be paid to the schools.
On December 14, 2001, the trial court granted summary judgment in favor of the plaintiffs on all issues, concluding that the funds in dispute are civil fines or penalties required by Article IX, Section 7 of the Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations to be applicable, making the order retroactive to December 1995. This case was argued in the Court of Appeals in February 2003. The State Court of Appeals rendered a decision in September 2003 substantially favorable to the State. On July 1, 2005 the State Supreme Court reversed the Court of Appeals in part, concluding that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. The case was remanded to Superior Court and on August 8, 2008 the Superior Court entered a judgment in the amount of $747.883 million. The court acknowledged, however, that the judicial branch did not have the power to force the State to satisfy the judgment and that any decision to do so would have to come from the legislature.
4. Pashby v. Wos — Personal Care Services Program. This case is a class action lawsuit in Federal District Court involving challenges to the Personal Care Services Program in North Carolina. The Plaintiffs have alleged violations of the ADA, Rehabilitation Act, due process, and the Medicaid Act based on a change in the eligibility criteria for a Medicaid beneficiary to receive personal care services. The Plaintiffs alleged that the eligibility criteria for PCS differed between Medicaid beneficiaries receiving PCS in their homes as opposed to in an Adult Care Home and which would then force Medicaid beneficiaries into Adult Care Homes in order to receive PCS. The District Court certified the class and entered a Preliminary Injunction in December 2011 which was appealed to the Fourth Circuit Court of Appeals. The 4th Circuit entered a stay of the District Court’s Preliminary Injunction, but in April 2013 issued an opinion upholding the Preliminary injunction and remanded the matter. Upon remand, defendants filed a motion to dismiss which was denied and the Plaintiffs filed a motion to amend their complaint and amend the class definition to expand the class to Medicaid beneficiaries affected by a subsequent change in PCS Policy effective January 1, 2013. The District Court allowed both of Plaintiff’s motions and defendants are in the process of answering the amended complaint. Discovery is on-going.
5. State Employees Association of North Carolina v. State; Stone v. State — Diversion of Employer’s Retirement System Contribution. On May 22, 2001, the State Employees Association of North Carolina (“SEANC”) filed an action in Wake County Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the Retirement Systems. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001, and the State Court of Appeals affirmed this dismissal on December 3, 2002. The State Supreme Court, on June 13, 2003, reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues raised but not addressed by the Court of Appeals. The Court of Appeals remanded the case to the Superior Court of Wake County without opinion and without considering any remaining issues.
In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of withheld employer contributions and a prohibition against future diversions. A class comprised of all members of the retirement system was certified and the case proceeded through class notification and toward trial, On September 6, 2006 and on February 27, 2007, the trial court issued separate orders granting summary judgment in favor of plaintiffs on two of their claims that the diversion of funds violated the State Constitution, while granting summary judgment in favor of the State on the remaining claims. These orders did not direct any repayment of funds. On August 5, 2008, the State Court of Appeals affirmed the order of the trial court. On June 17, 2009, the parties’ appeals to the State Supreme Court were dismissed and their petitions for discretionary review were denied. The case now returns to the Superior Court for consideration of damages, Because the General Assembly has repaid the principal amount withheld from the Retirement System, consideration will focus on lost interest and earnings, if any. A new judge will need to be appointed to hear the case, as the judge previously assigned to the case is now employed by the North Carolina Department of Transportation.
6. Disputed Payments Under the Master Settlement Agreement (“MSA”) Payments. On April 20, 2006, the State filed a Motion for Declaratory Order in the State Business Court against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company seeking a declaration that: (1) in 2003, the State continuously had a qualifying statute in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the MSA; (2) the State is not subject to a Non-Participating Manufacturers’ Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that the State is subject to a Non-Participating Manufacturers’ Adjustment for 2003. If the State is unable to ultimately prevail in the diligent enforcement litigation, the State may be unable to recover a portion of this year’s MSA payment. On December 4, 2006, Judge Tennille allowed the defendant’s motion to compel arbitration of these issues. The Court of Appeals upheld the Order and the State’s Petition to the North Carolina Supreme Court has been denied. The State participated in a national arbitration process with the tobacco companies and all other MSA states, and has entered into a settlement agreement which, unless overturned, provides a lump sum to the State in 2013 balanced by an almost equal aggregate in corresponding reductions in the next five annual payments.
In April 2013, the lump sum of $119,542,067 was released under the Tobacco Master Settlement Agreement for the benefit of the State of North Carolina, above the State’s regular annual MSA payment. Of that amount, $94,902,711 was received into the State account. The remaining $24,639,356 was received by the nonprofit corporation Golden LEAF and on March 26, 2014 was then transferred to the State account.
In exchange under the settlement, over years 2013-2017, approximately $98.1 million will be credited back to the Participating Manufacturers against their annual MSA payments to the State of North Carolina. One half of the above amount was credited in April 2013 to the Participating Manufacturers, approximately $49.05 million, by the application as a credit against that year’s April annual MSA payment owed to the State. The remaining half is to be applied in equal amounts as credits to the 2014-2017 MSA payments owed the State.
7. Other Litigation. The State is involved in numerous other claims and legal proceedings, many of which are normal for governmental operations. A review of the status of outstanding lawsuits involving the State by the North Carolina Attorney General did not disclose other proceedings that are expected to have a material adverse effect on the financial position of the State.
Long-Term Debt and Ratings
As of June 30, 2014, the State had total long-term debt outstanding (bonds, special indebtedness, and notes payable) of $8.351 billion, a decrease of 7.6% from the previous fiscal year end. The State issued $250 million in limited obligation bonds for its governmental activities. The proceeds of the limited obligation bonds will be used to finance various State and university capital improvement projects, which were authorized for special indebtedness financing by previous sessions of the General Assembly.
The State refinanced $306,685,000 of its existing debt in fiscal year 2014 to take advantage of lower interest rates, to reduce the State’s future debt service payments.
General Obligation Bonds. As of June 30, 2014, the State had no authorized but unissued general obligation indebtedness. The State Constitution permits additional general obligation bonds to be issued without a referendum to the extent two-thirds of the amount by which the State’s outstanding indebtedness (defined for this purpose as general obligation bonds) shall have been reduced during the preceding biennium. The State’s outstanding indebtedness for the past five fiscal years is set forth below:
As of June 30	Principal Amount Outstanding
2010	5,270,660,000
2011	4,846,205,000
2012	4,470,500,000
2013	3,999,580,000
2014	3,607,100,000

Special Indebtedness. Pursuant to the State Capital Facilities Finance Act, the State issues various types of debt that is not supported by the full faith, credit and taxing power of the State. Termed “Special Indebtedness,”

such debt is supported primarily by annual appropriations for debt service by the General Assembly, but may also be secured by a lien on facilities, equipment or other assets. Examples of Special Indebtedness include certificates of participation, lease-revenue bonds and limited obligation bonds. As of June 30, 2014, the State had authorized but unissued special indebtedness of $205.8 million to be used for university projects, psychiatric hospitals, correctional facilities, State and other projects. The State’s outstanding special indebtedness for the past five fiscal years is set forth below:
As of June 30	Principal Amount Outstanding
2010	1,668,350,000
2011	2,090,650,000
2012	2,383,900,000
2013	2,523,155,000
2014	2,383,825,000

Legal Debt Limit. The State Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State shall have been reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election. Exceptions to this requirement, arising either from specific language in the State Constitution or court cases, include refunding bonds, notes or other obligations issued in anticipation of revenues, moral obligation bonds, revenue bonds and obligations as to which the State’s payments are subject to annual appropriation.
The 2013-2014 Session of the General Assembly enacted legislation (Session Law 2013-78) to limit the amount of special indebtedness that the State may incur. According to this law, special indebtedness authorized by legislation enacted after January 1, 2013 cannot exceed 25% of the total bond indebtedness of the State supported by the General Fund that was authorized pursuant to legislation enacted after January 1, 2013.
Debt Affordability Advisory Committee. The General Assembly created a Debt Affordability Advisory Committee (the “Committee) to annually advise the Governor and the General Assembly on the estimated debt capacity of the State for the upcoming ten fiscal years. The Committee is responsible for preparing an annual debt affordability study and establishing guidelines for evaluating the State’s debt burden.
In February 2015, the State Treasurer completed the most recent Debt Affordability Study for the State (the “Study”). The Study provides the Governor and the General Assembly with a basis for assessing the impact of future debt issuance on the State’s fiscal position and enables informed decision making regarding both financing proposals and capital spending priorities. A secondary purpose of the Study is to provide a methodology for measuring, monitory and managing the State’s debt levels, thereby protecting, and perhaps enhancing the State’s bond ratings.
The Committee adopted the following target and ceiling guidelines as the basis for calculating the recommended amount of General Fund-supported debt that the State could prudently authorize and issue over the next 10 years:
1.	Net tax-supported debt service as a percentage of General Tax Revenues should be targeted at no more than 4% and not exceed 4.75%;
2.	Net Tax-Supported Debt as a percentage of Personal Income should be targeted at no more than 2.5% and not exceed 3.0%; and
3.	The amount of debt to be retired over the next 10 years should be targeted at no less than 55% and not decline below 50%.
Ratings. The February 2015 study of the State Debt Affordability Advisory Committee reported that all of the State’s debt ratios are at or below median levels for the State’s peer group composed of states rated “triple A” by all three rating agencies. Thus, the study concludes that the State’s debt is considered manageable at current levels. Credit rating agencies consider a debt affordability study as a positive factor when evaluating issuers and assigning credit ratings. The State’s general obligation bonds are currently rated Aaa with a “stable” outlook by Moody’s Investors Service, Inc., AAA with a “stable” outlook by Standard & Poor’s and AAA with a “stable” outlook by Fitch Ratings.

Retirement and Pension Plans
The State has a number of defined benefit public employee retirement plans and two defined contribution plan administered by the State. There are other defined contribution plans administered by a third party under the auspices of the State. The State may or may not make supplementary contributions to these plans. Although the assets of the administered plans are commingled for investment purposes, each plan’s assets may be used only for payment of benefits to the members of the plans and for related administrative costs. The State also provides an optional retirement plan for certain university employees and a special separation allowance for eligible sworn law enforcement officers.
Actuarial valuations are used to determine contribution rates for the plans. The State has used 7.25% as the estimated future investment return for the plans for a number of years in making such valuations. The unfunded accrued actuarial liability is a measure of the present value of benefits estimated to be due in the future for current or past employees given assumptions as to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits given assumptions including normal cost and member contributions. Such determinations result in the calculation of an expected contribution amount (known as the “annual required contribution” or “ARC”) for the State. The level of the contribution amount in later years depends on actual investment return, whether the various other assumptions as to expenditures from the plans correspond to actual facts and whether the State has contributed the complete ARC in intervening years.
Each of the following three defined benefit plans involves employees of the State:
Teachers’ and State Employees’ Retirement System — Membership is comprised of employees of State agencies and institutions, including teachers and employees of the local boards of education, university and community college faculty and employees, and State-employed law enforcement officers. On December 31, 2013 there were 318,009 total active member accounts, and in addition, there were 125,513 inactive members. Annuitants for December 31, 2013 totaled 187,448 (unaudited). Benefits accrue at the rate of 1.82% of the 4-year average compensation for each year of service. For the fiscal year beginning July 1, 2014 the system is funded by a member contribution of 6% of compensation and an employer contribution of 8.69%, in addition to investment income. The plan does not provide for automatic post-retirement benefit increases. Increases are contingent on actuarial gains of the plan.
Consolidated Judicial Retirement System — Membership is comprised of judges, district attorneys, and clerks of court. On December 31, 2013 there were 566 total active member accounts, and in additional, there were 53 inactive members. Annuitants for December 31, 2013 totaled 584. Retirement benefits are determined as a percentage of the member’s final compensation times the member’s years of creditable service. The percentage used is determined by the position held by the member. A member’s final compensation is the annual equivalent of the rate of compensation most recently applicable to the retiree as a member of the Retirement System. For the fiscal year beginning July 1, 2014 the system is funded by a member contribution of 6% of compensation and an employer contribution of 28.01% of covered payroll, in addition to investment income. The plan does not provide for automatic post-retirement benefit increases. Increases are contingent on actuarial gains of the plan.
Legislative Retirement System — Membership is comprised of members of the General Assembly. On December 31, 2013 there were 170 total active member accounts, and in addition, there were 94 inactive members. Annuitants for December 31, 2013 totaled 311. Benefits accrue at the rate of 4.02% of final compensation for each year of service. For the fiscal year beginning July 1, 2014 the system is funded by a member contribution of 7% of compensation, in addition to investment income. For the fiscal year beginning July 1, 2013, there was no actuarially determined required contribution. The plan does not provide for automatic post-retirement benefit increases. Increases are contingent on actuarial gains of the plan.

Other Plans
In addition to the above retirement plans, the State administers the following pension and retirement plans. All are defined benefit plans except for the Sheriff’s Supplemental Pension Fund which is a defined contribution plan.
Firemen and Rescue Squad Pension Fund — Membership is comprised of both volunteer, State, and locally employed firemen, and certified rescue squad personnel who elect membership. Estimated membership totaled 42,620 at June 30, 2013. Pensioners as of June 2013 totaled 12,445. Benefits are $170 per month payable at age 55 with a minimum of 20 years of service. The plan is funded by a $10 monthly contribution by the member, investment income and an actuarially based State appropriation.
National Guard Pension Fund — Membership is established at age 60 for former members of the State National Guard who have 20 years of credible military service, have at least 15 or more years active duty with the North Carolina National Guard and have received an honorable discharge from the North Carolina National Guard. Benefits are $95 per month for the first 20 years of service and $9.50 per month for each additional year of service to a maximum of $190.00 per month. Pensioners at December 31, 2013 totaled 4,354. The plan is funded by an actuarially-based State appropriation and investment income.
Sheriffs’ Supplemental Pension Fund — This plan is a defined contribution plan established by the State to provide supplemental pension benefits for all eligible, retired county sheriffs. Membership is comprised of sheriffs who are retired from the Local Governmental Employees’ Retirement System and beneficiaries that meet the statutory eligibility requirements. At June 30, 2014, there were 92 sheriffs and one beneficiary enrolled in the plan, with all 100 of the State’s counties eligible to participate.
Local Governmental Employees’ Retirement System — Membership is comprised of general employees and local law enforcement officers of participating local governmental entities. Benefits are nearly identical to the benefits that accrue to members of the Teachers’ and State Employees’ Retirement System described above. The system is funded by an employee contribution of 6% and an employer contribution at varying rates by the participating local governments. As of July 1, 2014 the normal employer contribution rate for general employees and firefighters was 7.07% while the contribution rate for employers of law enforcement members was 7.55%. The State’s responsibility is administrative.
Registers of Deeds’ Supplemental Pension Fund — This plan was created to provide supplemental retirement benefits to retired elected county Registers of Deeds who have 10 or more years of service as a Register. The plan is funded by monthly remittances to the Department of State Treasurer, by each county, equal to 1.5% of the receipts collected pursuant to Article 1 of Chapter 161 of the General Statutes. As of June 30, 2014 there were 93 retired Registers of Deeds receiving benefits for this plan. The State’s only cost in the plan is administration.
As of December 31, 2013, the total calculated unfunded actuarial accrued liability of the defined benefit plans other than the Teachers’ and State Employees’ Retirement System, the Consolidated Judicial Retirement System, and the Legislative Retirement System was approximately $124.6 million, less than 1% of the asset value in the plans which had an unfunded liability. This value takes into account a change in the methodology for determining employer contributions toward liquidation of unfunded accrued liability for the Local Governmental Employees’ Retirement System. In January 2012, the Board of Trustees voted to decrease an employer’s monthly unfunded accrued liability payment to near zero at the end of the fiscal year during which the total of all unfunded accrued liability payments analyzed on a retrospective basis equals 100 percent of the present value of the liability payment that was calculated when that employer entered the System. In prior years, the Local Government Employees’ Retirement System had a 24-year payoff policy for unfunded liability generated on a prospective actuarial basis of local units that was calculated as a percentage of that unit’s monthly payroll.

Actuarial Valuations
Set forth below is a the five year schedule of funding progress for all of the State’s defined benefit pension trust funds (expressed in thousands):
Actuarial Valuation Date	Actuarial Value of Assets	Actuarially Accrued Liability	(Funded) Unfunded Actuarially Accrued Liability	Funded Ratio	Covered Payroll	(Funded) Unfunded Actuarially Accrued Liability as a Percentage of Covered Payroll
Teachers’ and State Employees’
12/31/2013	$62,363,807	$65,805,555	$3,441,748	94.8%	$12,834,121	26.8%
12/31/2012	59,911,833	63,630,278	3,718,445	94.2	12,774,187	29.1
12/31/2011	58,125,011	61,846,697	3,721,686	94.0	12,801,046	29.1
12/31/2010	57,102,198	59,876,066	2,773,868	95.4	13,053,831	21.3
12/31/2009	55,818,099	58,178,272	2,360,173	95.9	13,253,030	17.8
Consolidated Judicial
12/31/2013	$506,788	$549,345	$42,557	$92.3%	$68,457	62.2%
12/31/2012	481,286	527,585	46,299	91.2	68,237	67.9
12/31/2011	460,647	512,643	51,996	89.9	67,815	76.7
12/31/2010	451,196	492,606	41,410	91.6	66,605	62.2
12/31/2009	439,987	474,949	34,962	92.6	66,171	52.8
Legislative
12/31/2013	$29,318	$24,557	$(4,761)	119.4%	$3,579	(133.0)%
12/31/2012	29,416	23,852	(5,564)	123.3	3,510	(158.5)
12/31/2011	29,468	23,757	(5,711)	124.0	3,679	(155.2)
12/31/2010	29,835	23,752	(6,083)	125.6	3,668	(165.8)
12/31/2009	29,792	23,511	(6,281)	126.7	3,622	(173.4)
Firemen and Rescue Squad Workers
6/30/2013	$364,836	$413,054	$48,218	88.3%	n/a	n/a
6/30/2012	338,885	403,817	64,932	83.9	n/a	n/a
6/30/2011	327,984	391,837	63,853	83.7	n/a	n/a
6/30/2010	318,273	370,236	51,963	86.0	n/a	n/a
6/30/2009	315,697	351,324	35,627	89.9	n/a	n/a
North Carolina National Guard
12/31/2013	$103,300	$140,022	$36,722	73.8%	n/a	n/a
12/31/2012	96,597	131,722	35,125	73.3	n/a	n/a
12/31/2011	91,108	129,500	38,392	70.4	n/a	n/a
12/31/2010	86,559	127,066	40,507	68.1	n/a	n/a
12/31/2009	81,371	121,855	40,484	66.8	n/a	n/a
Registers of Deeds
12/31/2013	$46,406	$24,064	$(22,342)	192.8%	$5,960	(374.8)%
12/31/2012	44,996	23,517	(21,479)	191.3	5,613	(382.7)
12/31/2011	42,623	22,194	(20,429)	192.1	5,875	(347.7)
12/31/2010	40,529	22,104	(18,425)	183.4	5,926	(310.9)
12/31/2009	38,913	21,840	(17,073)	178.2	6,092	(280.3)
Local Governmental Employees
12/31/2013	$21,498,147	$21,537,813	$39,666	99.8%	$5,241,858	0.8%
12/31/2012	20,295,239	20,338,785	43,546	99.8	5,123,481	0.9
12/31/2011	19,326,359	19,373,800	47,441	99.8	5,106,766	0.9
12/31/2010	18,570,514	18,646,430	75,916	99.6	5,113,742	1.5
12/31/2009	17,723,253	17,804,791	81,538	99.5	5,184,128	1.6

Other Post-Employment Benefits
The State administers two post-employment benefit plans, the Retiree Health Benefit fund and the Disability Income Plan. Although the assets of the administered plans are commingled for investment purposes, each plan’s assets may be used only for payment of benefits to the members of the plans and for related administrative costs. The actuarial data is disclosed in the notes to the State’s CAFR, based on the disclosure requirements for a cost-sharing, multiple-employer plan, and are also presented as required supplementary information. The unfunded actuarial liability is not recorded as an accounting liability but is disclosed in the notes to the financial statements, and as required supplementary information.

State contributions to such plans depend on actual investment return, whether the various other assumptions as to expenditures from the plans correspond to actual facts and what amounts in excess of the payment of current costs, if any, the State has contributed in intervening years.
Retiree Health Benefits
The Segal Company completed the fifth actuarial valuation of retiree health benefits plan as of December 31, 2013. The State retiree healthcare benefit is currently funded on a pay-as-you-go basis, with minimal additional accumulation of funds to pay the retiree health benefit. Based on the current funding method with limited accumulation of funds, the actuarial assumptions reflect a short-term discount rate of 4.25%. The projected unit credit method indicated an accrued liability of $26.420 billion for the retiree healthcare plan ($25.529 billion unfunded), with an annual required contribution of $2.224 billion. In the aggregate for the 2013-2014 fiscal year, the participating employers in the retiree healthcare plan funded other post -employment benefits (“OPEB”) costs of $813.956 million. For the fiscal year 2013-2014, the State and its Component Units, as employers in the cost-sharing, multiple employer plan, funded OPEB costs of $421 million for the retiree healthcare plan, its statutorily required contribution.
Participating employers in the retiree health care benefit plan include the primary government State agencies, local education agencies, the University of North Carolina, community colleges, and several local governments.
For employees first hired on and after October 1, 2006, and members of the General Assembly first taking office on or after February 1, 2007, future coverage as retired employees and retired members of the General Assembly is subject to the requirement that the future retiree have 20 or more years of retirement service credit in order to receive coverage on a noncontributory basis. Employees or members of the General Assembly with 10 but less than 20 years of retirement service credit are eligible for coverage on a partially contributory basis.
Disability Income Plan of North Carolina
The latest actuarial valuation of disability income benefits plan was done by Buck Consulting and dated December 31, 2013 (“Buck report”). The Buck report employed the aggregate actuarial cost method, which does not identify or separately amortize unfunded liabilities. Information about the plan’s funded status and funding progress was prepared using the entry-age actuarial cost method as an approximation. Using the entry-age method, the Buck report indicated an accrued liability of $522.9 million for the plan (of which $80.5 million is unfunded), with an ARC of $65.7 million for the 2012-2013-2014 fiscal year.
In aggregate for the 2013-14 fiscal year, the participating employers in the disability income plan funded OPEB costs of $65.7 million. For the fiscal year 2013-2014, the State, as one employer in the cost-sharing multiple employer plan, funded OPEB costs of $34.3 million for the disability income plan, its statutorily required contribution. Participating employers in the Disability Income Plan of North Carolina include the primary government, State agencies, local education agencies, the University of North Carolina, and Community Colleges.

Ohio Municipal Money Market Portfolio
The following information is a brief summary of factors affecting the financial condition of the State of Ohio (the “State” or “Ohio”) and does not purport to be a complete description of such factors. Other factors will affect particular issuers within the State. In addition, many factors not included in this summary, such as the national economy, social and environmental policies and conditions, developments in municipal bankruptcies and the national and international markets for products produced in Ohio, could have an adverse impact on the financial condition of Ohio and its political subdivisions. It is not possible to predict whether and to what extent those factors may affect the financial condition of Ohio and its political subdivisions.
This summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State; however this summary has not been updated nor will it be updated. Neither the Trust nor its legal counsel has independently verified the information herein.
Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law, that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year (e.g., the current fiscal biennium began July 1, 2015 and ends June 30, 2017). Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year. The biennium for general capital appropriations purposes runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. The State Constitution effectively precludes the State from ending a fiscal year or a biennium in a “deficit” position.
Consistent with the fiscal biennium for operating purposes, the Governor is generally required to submit the Executive Budget to the General Assembly in February of each odd-numbered year. Appropriations legislation reflecting that Executive Budget is then introduced for committee hearings and review first in the House and then in the Senate, with that appropriations legislation as approved by the General Assembly then presented to the Governor for his approval (with possible line item vetoes). See Recent and Current Finances – Current Biennium regarding the 2016-17 biennial appropriations.
Authority for appropriating State moneys subject to appropriation rests in the bicameral General Assembly, which consists of a 99-member House of Representatives (elected to two-year terms) and a 33-member Senate (elected to overlapping four-year terms). Members of both houses are subject to term limits, with a maximum of eight consecutive years in either. The Governor has veto power, including the power to make line-item vetoes in bills making appropriations. Vetoes may be overridden by a three-fifths vote of each house.
The Constitution requires the General Assembly to “provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the State debt.” The State is effectively precluded by law from ending a fiscal year or a biennium in a “deficit” position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.
With each office performing specific functions relating to State expenditures, the Office of Budget and Management (OBM) and the Treasurer of State account for and report on the State’s fiscal affairs. OBM maintains records of the appropriations made by the General Assembly, and its Director, appointed by the Governor, certifies the availability of unencumbered appropriations as a condition of contract validity. OBM fiscal functions include the development and oversight of operating and capital budgets as well as the review, processing, and reporting of financial transactions for most State departments and agencies (excluding, among others, higher education institutions). The OBM Director’s certification is required for all expenditure vouchers before OBM may issue State warrants. Upon certification, OBM updates its accounting records to reflect the level of vouchered expenditures. The Treasurer of State maintains the cash and investments that comprise the State treasury and invests State funds. The Treasurer redeems the warrants issued by OBM when presented for payment by financial institutions and monitors the amounts and the timing of payments to determine the State’s cash flow position for investment purposes.
State financial reporting practices have been and are in accordance with generally accepted accounting principles (GAAP basis). Each Comprehensive Annual Financial Report (CAFR) includes the State’s Basic Financial Statements (BFS) for that Fiscal Year as examined by the Auditor of State. The most recent CAFRs are accessible via OBM’s home page on the Internet at http://obm.ohio.gov/SectionPages/FinancialReporting/, and copies may be obtained by contacting OBM, 30 E. Broad Street, 34th Floor, Columbus, Ohio 43215, phone (614) 466-4034. The Fiscal Year 2013 CAFR received the Government Finance Officers Association certificate of achievement for excellence in financial reporting.

The BFS are presented in accordance with a fund classification system prescribed by the Governmental Accounting Standards Board. The GAAP basis financial statement presentation is comprehensive in scope and includes organizations and activities defined within Ohio’s reporting entity that are not subject to the State’s appropriation process. The “General Fund” as reported in the BFS includes more than just the State’s General Revenue Fund (GRF); it also encompasses the Budget Stabilization Fund and those reimbursement-supported funds that account for activities administered by State agencies and departments and for which special revenue or proprietary fund classifications are considered inappropriate.
In accordance with State law, financial statements and analyses (with supporting schedules) of State agencies’ transactions, based on official records maintained by OBM, are incorporated into the Governor’s Executive Budget. That budget, along with other information, is the subject of extended hearings and reviews in the General Assembly during the biennial appropriation process. See Recent and Current Finances – Current Biennium regarding the 2016-17 biennial appropriations.
Most State operations are financed through the State’s General Revenue Fund (GRF). Personal income and sales-use taxes are the major sources of GRF tax revenue. The last complete fiscal year ended June 30, 2015 with a GRF fund balance (after year-end transfers) of $550.4 million. The State has a “rainy day” fund, the Budget Stabilization Fund (BSF), which for Fiscal Year 2016 and until used is intended to carry a balance of up to 8.5% of the GRF revenue for the preceding fiscal year (this amount was 5% for Fiscal Year 2015 and prior years). The BSF is generally maintained by transfer from the surplus, if any, in each fiscal year. The current BSF balance is $2.005 billion, which equals 6.4% of Fiscal Year 2015 GRF revenue.
The GRF ending cash and fund balances for Fiscal Year 2015 were approximately $1.71 billion and $1.29 billion, respectively, with $736.1 million of that ending fund balance transferred pursuant to statutory designations leaving a balance of $550.4 million. (See Recent and Current Finances – Current Biennium). Recent biennium-ending GRF balances were:
Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)[a]	Ending Cash Balance (In Thousands)	Fund Balance Less Designated Transfers (In Thousands)[b]
2006-07	2005	2007	215,534	1,432,925	215,534
2008-09	2007	2009	389,103	734,526	389,103
2010-11	2009	2011	430,707	844,467	138,816
2012-13	2011	2013	2,278,202	2,639,249	1,110,942
2014-15	2013	2015	1,711,679	1,286,469	550,369

[a]	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.
[b]	Reflects the ending fund balance less any amounts designated for transfers to other funds, including the BSF.
Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balance (particularly in the GRF), some of which are described below. None of those actions have been applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.
Recent Receipts and Disbursements
The following summary statements, prepared by OBM based on its accounting records, include i governmental and proprietary appropriated funds, cash receipts and cash disbursements, and (ii) GRF cash basis activity. The governmental and proprietary appropriated funds encompass the General Fund (which includes the GRF and BSF), as well as special revenue, debt service, capital projects, and enterprise fund types, all as defined and included in each BFS.

SUMMARY STATEMENT
GOVERNMENTAL AND PROPRIETARY APPROPRIATED FUNDS
($ in Millions)
Cash Receipts
SOURCE OF RECEIPTS	Fiscal Year
	2011	2012	2013	2014	2015
Taxes:
Personal Income[a]	$ 8,820.1	$ 9,029.7	$ 9,869.8	$10,116.7	$ 8,883.2
Sales and Use[b]	7,769.0	8,293.6	8,851.5	9,671.0	10,417.8
Corporate Franchise[c]	237.2	117.4	262.2	272.6	2.6
Financial Institutions[c]	0.0	0.0	0.0	197.9	182.1
Commercial Activity Tax	1,451.6	1,655.9	1,594.9	1,828.0	1,752.6
Gasoline	1,757.2	1,684.2	1,725.0	1,844.8	1,800.6
Public Utilities and Kilowatt Hour	728.0	712.0	702.0	742.7	809.8
Cigarette	855.6	843.2	827.4	815.7	808.2
Foreign Insurance	273.0	283.9	292.5	315.8	287.3
Highway Use	30.1	32.2	36.1	16.7	35.2
Estate[d]	72.1	66.5	105.2	39.4	3.1
Alcoholic Beverages	56.4	58.7	57.6	56.7	57.7
Liquor Gallonage	37.6	39.4	40.7	41.8	43.4
Domestic Insurance Franchise	194.3	194.1	211.6	203.1	257.2
Other	84.1	63.9	84.1	44.8	60.0
Total Taxes	22,366.3	23,074.8	24,660.6	26,007.9	25,400.7
Licenses, Permits and Fees.	3,102.0	3,186.9	3,284.4	3,225.5	3,072.0
Sales, Services and Charges	1,958.9	1,968.0	1,682.7	1,262.9	1,392.1
Federal Government (including ARRA)	22,373.7	19,975.7	19,685.3	21,047.1	22,692.1
Other[e]	3,783.1	3,692.0	4,626.4	4,179.6	4,702.8
Proceeds from Sale of Bonds and Notes	1,345.1	1,406.6	732.2	1,468.6	1,103.8
Total Cash Receipts	$54,929.1	$53,304.1	$54,671.6	$54,671.6	$58,363.4

[a]	The personal income tax rate was reduced by 8.5% in calendar year 2013 and 1.5% in calendar year 2014, and a deduction was allowed commencing in calendar year 2013 for small businesses of 50% (temporarily increased up to 75% for tax year 2014) of annual business net income up to $250,000. (see Recent and Current Finances –2014-15 Biennium).
[b]	Beginning September 1, 2013, the sales and use tax rate is being increased one-quarter percent to 5.75% (see Recent and Current Finances –2014-15 Biennium).
[c]	Beginning in calendar year 2006, except for financial institutions, the State corporate franchise tax rate was phased out at a rate of 20% per year over five years. Beginning in tax year 2014, the financial institutions component is replaced with the new financial institutions tax; 2014 reflects refunds.
[d]	Eliminated effective January 1, 2013.
[e]	Largest components consist of various reimbursements, loan repayments, unclaimed funds, and investment income.
Cash Disbursements
FUND TYPE	Fiscal Year
	2011	2012	2013	2014	2015
General Fund
General Revenue Fund	$26,247.6	$26,394.8	$27,439.3	$28,901.8	$30,831.6
General Services Fund	6,106.4	5,090.2	4,557.1	4,591.6	4,758.1
Special Revenue Fund[g]	20,225.5	18,708.6	18,251.0	19,204.9	20,644.3
Capital Projects Fund[h]	440.0	346.9	273.5	318.0	412.0
Debt Service Fund[i]	633.3	557.0	996.3	1,064.8	1,116.7
Enterprise Fund[j]	1,395.8	1,341.1	1,115.9	699.7	825.0
Total Cash Disbursements	$55,048.6	$52,438.6	$52,633.1	$54,780.9	$58,587.8

[f]	In all Fiscal Years reflect the reclassification of 161 individual funds from special revenue funds into the general services fund to be consistent with financial reporting changes made in GASB Statement No. 54 and effective for the Fiscal Year 2011 CAFR.
[g]	Includes local government support disbursements.
[h]	Includes amounts disbursed from proceeds of general obligation bonds and certain other State obligations.
[i]	Includes the several bond retirement funds for bonds secured by a pledge of taxes and excises.
[j]	Fiscal Year 2014 reduction reflects the transfer of the State’s spirituous liquor system in February 2013 to JobsOhio (see “Recent and Current Finances – 2012-13 Biennium”).

SUMMARY STATEMENT
GENERAL REVENUE FUND CASH BASIS ACTIVITY
($ in Millions)
	Fiscal Year
	2011	2012	2013	2014	2015
Beginning Cash Balance	$ 510.3	$ 844.5	$ 973.4	$ 2,639.2	$ 1,700.1
Cash Receipts:
Taxes:
Personal Income[a]	8,120.3	8,432.9	9,507.8	8,064.9	8,506.7
Sales and Use[b]	7,578.2	8,087.0	8,444.9	9,165.8	9,960.2
Corporate Franchise[c]	236.6	117.1	261.9	(11.4)	2.5
Financial Institutions[c]	0.0	0.0	0.0	197.9	182.1
Commercial Activity Tax[d]	0.0	417.1	790.0	794.2	854.0
Public Utilities and Kilowatt Hour	278.7	468.9	461.7	488.4	464.5
Cigarette	855.6	843.2	827.4	814.0	808.2
Foreign Insurance	256.3	266.5	274.6	286.5	266.6
Other	380.5	372.5	447.4	334.4	361.0
Total Taxes	17,706.1	19,005.2	21,015.7	20,134.7	21,405.8
Federal Government (including ARRA)	8,429.0	7,363.0	7,525.8	8,575.6	9,301.3
Licenses, Permits and Fees	59.0	65.3	70.2	57.3	57.9
Investment Income	7.1	5.4	10.5	17.3	23.1
Other[e]	169.8	164.3	534.5	42.2	43.7
Total Cash Receipts	26,371.1	26,603.2	29,156.7	28,827.1	30,831.4
Cash Disbursements:
Primary, Secondary and Other Education[f]	6,740.0	6,457.8	6,574.2	6,813.2	7,299.5
Higher Education	2,411.0	2,102.7	2,044.3	2,085.0	2,139.6
Public Assistance and Medicaid[g]	11,425.8	12,465.7	0.0	0.0	0.0
Medicaid[g]	0.0	0.0	12,581.7	13,570.5	14,863.2
Health and Human Services	1,099.1	964.8	1,151.8	1,235.8	1,249.8
Justice and Public Protection	1,940.2	1,863.0	1,804.6	1,837.0	1,850.3
Environmental Protection and Natural Resources	72.4	70.1	64.8	63.1	62.6
Transportation[h]	13.4	10.3	9.0	12.5	9.4
General Government	275.5	273.0	222.0	219.6	225.8
Community and Economic Development	103.2	90.3	52.2	53.4	42.4
Tax Relief and Other[i]	1,691.0	1,728.5	1,746.5	1,785.2	1,801.5
Capital Outlay	0.2	0.1	0.1	0.0	0.0
Debt Service[j]	475.9	368.5	1,188.2	1,226.4	1,287.7
Total Cash Disbursements	26,247.5	26,394.8	27,439.3	28,901.8	30,831.6
Cash Transfers:
Transfers-ink	1,392.1	582.3	402.0	405.7	641.6
Transfers-out[l]	(1,181.5)	(661.8)	(453.6)	(1,270.2)	(629.9)
Ending Cash Balance	$ 844.5	$ 973.4	$ 2,639.2	$ 1,700.1	$ 1,711.7

[a]	The personal income tax rate was reduced by 8.5% in calendar year 2013 and 1.5% in calendar year 2014, and a deduction was allowed commencing in calendar year 2013 for small businesses of 50% (temporarily increased up to 75% for tax year 2014) of annual business net income up to $250,000. (see Recent and Current Finances –2014-15 Biennium).
[b]	Beginning September 1, 2013, the sales and use tax rate was increased one-quarter percent to 5.75% (see Recent and Current Finances - 2014-15 Biennium).
[c]	Beginning in calendar year 2006, except for financial institutions, the corporate franchise tax rate was phased out 20% per year over five years. Beginning in tax year 2014, the financial institutions component is eliminated and replaced with a new financial institutions tax; 2014 reflects refunds.
[d]	See “State and Local Taxes” for a discussion of the commercial activity tax (CAT) on gross receipts from doing business in Ohio – commenced in Fiscal Year 2006 at the initial rate of 0.06% and increased each year until reaching the current rate of 0.26% in Fiscal Year 2010.
[e]	Includes fines and penalties, rental receipts, refunds and certain intrastate transfers including transfers from the Unclaimed Property Trust Fund.
[f]	Mainly subsidies to local school districts for primary and secondary education and to colleges and universities for higher education.

[g]	Beginning in Fiscal Year 2013, disbursements for Medicaid were consolidated into a separate program and the portion attributed to Public Assistance was moved into the Health and Human Services Program.
h
These amounts are for non-highway transportation purposes, including mass transit, rail, and aviation.
[i]	State reimbursements to taxing subdivisions for the 12.5% property tax rollback granted to homeowners of real property (10% for commercial and industrial property until 2006), for partial real property homestead tax exemptions for the elderly and handicapped (expanded commencing in July 2007), and for revenue reductions resulting from phase-out of local taxes on tangible personal property. (see Recent and Current Finances - 2014-15 Biennium).
[j]	Beginning in Fiscal Year 2013, includes debt service on non-general obligation debt previously reflected in the applicable program. Reflects the restructuring of certain GRF debt service payments into later biennia resulting in net savings of $336.9 in Fiscal Year 2011, and $449.3 million in Fiscal Year 2012 (see Recent and Current Finances – 2012-13 Biennium).
[k]	Includes in all fiscal years transfers from the School District Property Tax Replacement Fund, in Fiscal Years 2010 through 2013 liquor profits, and in Fiscal Years 2010 through 2012 interest earnings on tobacco bond proceeds.
[l]	Fiscal Years 2012, 2013, 2014 and 2015 transfers out include $246.9 million, $235.1 million, $995.9 million and $425.5 million to the BSF, respectively.
Recent and Current Finances
Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law, that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd numbered year (e.g., the current fiscal biennium began July 1, 2015 and ends June 30, 2017). Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year. There is a separate biennium for general capital appropriations purposes that runs from July 1 in an even-numbered year to June 30 in the next even-numbered year.
The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current biennia for operating purposes. As evidenced by actions discussed, the State administrations and both houses of the General Assembly have been and are committed to and have taken and are taking actions that ensure a balance of GRF resources and expenditures.
2006-07 Biennium. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the then Governor on June 30, 2005. That Act provided for total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over 2004-05 biennial expenditures) based upon expected total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over 2004-05 biennial revenue). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.
The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:
•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years. See the discussion in Recent and Current Finances 2010-11 Biennium 2012-13 Biennium for a discussion of postponement of the final installment of this personal income tax reduction until the end of tax year 2010.
•	Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions). See Recent and Current Finances –2012-13 Biennium and 2014-15 Biennium for discussion of the replacement of the corporate franchise tax with a new financial institutions tax effective tax year 2014.
•	Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio phased in over the 2006 through 2010 fiscal years. The CAT is being levied at its fully phased in rate of 0.26% on gross receipts in excess of $1,000,000. (See “State and Local Taxes – Property Tax” for a discussion of the use of a portion of the CAT to make compensating payments to school districts and other taxing units in connection with the phase-out of the local tangible personal property tax.) The fully implemented CAT produces about $1.45 billion annually with $139 million of that amount attributable to its application to motor fuels. In September 2009, the Ohio Supreme Court ruled that food sales for off-premise consumption may be included in the CAT base. On December 7, 2012, the Ohio Supreme Court upheld the application of the CAT to gross receipts from the sales of motor fuels but ordered that the proceeds of the CAT derived from those gross receipts – estimated by OBM at approximately $100 million annually – could not in the future be applied to nonhighway purposes. Under provisions enacted in the biennial appropriations Act for the current biennium, the State is phasing out the CAT on the sale of motor vehicle fuel and replacing it with a “motor fuel receipts tax” (MFRT), computed on the basis of gross motor fuel receipts received by in-State suppliers. In accordance with the Ohio Supreme Court’s ruling, MFRT receipts are required to be used for highway purposes.
•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).
•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.
The Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline (excluding appropriations for debt service, tax relief and refunds, and certain appropriations reflecting moneys received from the federal government) and then applies an annual growth factor equal to the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot. All GRF appropriations since have complied with this limitation.
The State ended Fiscal Year 2006 with a GRF cash balance of $1.529 billion and a GRF fund balance of $1.026 billion. Of that ending GRF fund balance, the State carried forward $631.9 million to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain the required 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining approximately $394 million was deposited into the BSF increasing its balance to $1.012 billion (which includes $40 million in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal Year 2007 with a GRF cash balance of $1.433 billion and a GRF fund balance of $215.5 million.
2008-09 Beinnium. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2008-09, primarily as a result of the Ohio economy being negatively affected by the national economic downturn. Budgetary pressures during this period were primarily due to continuing lower than previously estimated levels of receipts from certain major revenue sources.
Consideration came in three general time frames – winter 2007, fall/winter 2008, and spring 2009. Significant measures were taken including use of the entire BSF balance and expenditure reductions and spending controls on State agencies and departments.
Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.2% for elementary and secondary education; 4.9% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.
The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:
•	Restructuring the nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.
•	Restoring local government fund support by committing a specified percentage of all tax revenues deposited into the GRF, with local governments to receive 3.7% of total GRF tax revenues annually and local libraries to receive 2.22% of total GRF tax revenues annually (see Recent and Current Finances –2012-13 Biennium for a discussion of changes to these allocations).
•	Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority (BTSFA) to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued $5.53 billion of tobacco settlement asset-backed bonds to fund capital expenditures for higher education ($938 million) and common school ($4.112 billion) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF partially funded the expansion of the homestead exemption property tax relief program in the Act. The Act reprogrammed all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal Year 2012 and making a partial allocation thereafter through Fiscal Year 2025, with the largest allocations to elementary and secondary school capital expenditures, and with other amounts allocated for smoking cessation and health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.
Winter 2007. With the Ohio economy expected to be negatively affected by the national economic downturn, in January 2008 OBM reduced its original GRF revenue projections by $172.6 million for Fiscal Year 2008 and $385.1 million for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the 2008-09 biennium of $733 million.
Executive and legislative actions taken in response to those OBM estimates, included:
•	On January 31, 2008 the Governor issued an executive order directing expenditure reductions and spending controls totaling approximately $509 million (of which about $402 million was realized) for the 2008-09 biennium as well as limitations on major purchases, hiring and travel based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions was determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks were appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.
•	Transfer of unspent agency appropriations then expected to total $120 million in Fiscal Year 2008 and $78 million in Fiscal Year 2009.
•	Authorizing expansion of the State-run lottery system to include “keno” games then projected to generate $65 million in Fiscal Year 2009 of which approximately $25 million was realized.
In June 2008, the General Assembly also passed legislation that provided for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63.3 million from the BSF for the State’s share of increased Medicaid costs, $55 million from rotary funds and $25 million in uncommitted interest earnings from proceeds of the BTSFA’s Tobacco Settlement Asset-Backed Bonds issued in October 2007.
Fall / Winter 2008. With the Ohio economy continuing to be negatively affected by the national economic downturn, OBM on September 10, 2008 announced a $540 million further reduction in its GRF revenue projections for Fiscal Year 2009 and a projected fiscal year budgetary shortfall of the same amount. Executive actions announced to offset the projected shortfall included:
•	Use of additional planned fiscal year-end lapses and GRF carry forward totaling $126.4 million.
•	Use of balances in various non-GRF “rotary funds” totaling $112 million.
•	Transfer to the GRF an additional $40 million of interest earnings on the proceeds of the tobacco securitization referred to above.
•	As authorized by June 2008 legislation referred to above, a transfer to the GRF of $63.3 million to pay for previously authorized Medicaid expenditures.
The $198.3 million remainder of the projected shortfall was offset by a 4.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others.
On December 1, 2008, OBM announced a further $640.4 million reduction in GRF revenue projections for Fiscal Year 2009 expected to result in a projected fiscal year shortfall of the same amount. Executive actions announced to offset much of that further projected shortfall included:

•	Reducing total GRF Medicaid spending by $311.1 million by using cash from non-GRF Medicaid accounts and the corresponding federal share previously planned for use in Fiscal Year 2010.
•	Reducing total Medicaid program spending by $21.3 million by enhanced focus on use of other third party liability sources and other program savings exceeding original estimates.
•	Reducing other GRF expenditures by $180.5 million through a further 5.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, or the Departments of Rehabilitation and Corrections and Youth Services among others. These reductions were in addition to the approximately $1.27 billion of 2008-09 biennium budget adjustments previously undertaken.
The $131.9 million remainder of the shortfall was offset by additional federal Medical Assistance Payments (FMAP) received under the American Recovery and Reinvestment Act of 2009 (ARRA), which increased federal Medicaid match to the GRF by that amount (after taking into account loss of federal match from the two Medicaid related actions outlined above). Based on these expenditure reductions, spending controls and other measures – and before the revised revenue estimates referred to below - OBM was then projecting a positive GRF fund balance at June 30, 2009.
Spring 2009. Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2010-11 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2009. Those estimates revised Fiscal Year 2009 revenues downward by an additional $912 million over OBM’s December 2008 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. To address this additional Fiscal Year 2009 revenue shortfall, the Governor received General Assembly approval for and used the entire remaining BSF balance of $949 million for Fiscal Year 2009. Additional measures taken to address this shortfall included the restructuring of $52.8 million of Fiscal Year 2009 general revenue fund debt service into Fiscal Years 2012 through 2021 and expenditure reductions of $98 million in addition to the expenditure controls previously ordered by the Governor.
The State ended Fiscal Year 2009 with GRF cash and fund balances of $734.5 million and $389.1 million respectively, and a $-0- balance in the BSF. Of the ending GRF fund balance, $133.4 million represented the one-half of one percent of Fiscal Year 2009 GRF revenues the State is required to maintain as an ending fund balance.
2010-11 Biennium. Rigorous consideration was given by the General Assembly to the Governor’s Executive Budget proposed for the 2010-11 biennium in light of the difficult economic and fiscal conditions resulting from the national recession. The final GRF appropriations Act for the 2010-11 biennium , which was preceded by three seven-day interim appropriations acts, was passed by the General Assembly and signed (with selective vetoes) by the Governor on July 17, 2009. All necessary debt service and lease-rental payments related to State obligations for the entire 2010-11 biennium were fully appropriated for the three-week interim appropriations periods and under that final Act. Reflecting the final implementation of the restructuring of State taxes commenced in 2006-07 and a conservative underlying economic forecast, that Act provided for total GRF biennial appropriations of approximately $50.5 billion (a 3.8% decrease from 2008-09 biennial expenditures) based on total GRF expected biennial revenue of approximately $51.1 billion (a 4.2% decrease from 2008-09 biennial revenues). GRF appropriations for major program categories compared to 2008-09 actual GRF spending reflected increases of 3.4% for Medicaid (excluding ARRA funding referred to below) and 0.7% for corrections and youth services; and decreases of 13.8% for mental health and developmental disabilities, 8.3% for higher education, and 5.15% for elementary and secondary education. Among other expenditure controls, the Act included a number of Medicaid reform and cost containment initiatives and also included the restructuring of $736 million of Fiscal Years 2010 and 2011 general revenue fund debt service into Fiscal Years 2012 through 2025.
Major new sources of revenues or savings reflected in the 2010-11 appropriations Act included:
•	$2.4 billion of “federal Stimulus” funding received under the ARRA, including $1.464 billion for elementary and secondary education, $628 million for federal Medical Assistance Payments (FMAP), and $326 million for other purposes.
•	$933 million in gaming and license revenues from the Ohio Lottery Commission’s implementation of video lottery terminals (VLTs) at the seven horse racing tracks in the State. OBM estimated the VLTs would result in an approximate $851 million net increase in revenues for the biennium ($285 million in Fiscal Year 2010 and $566 million in Fiscal Year 2011) after taking into account offsetting effects of the VLTs on other lottery revenues. On September 21, 2009, the Ohio Supreme Court ruled that the statutory provisions enacted in the biennial appropriations Act for the implementation of VLTs were subject to voter referendum and granted petitioners in that case until December 20, 2009 to submit referendum petitions with the required number of signatures. The Ohio Secretary of State on March 26, 2010 confirmed those petitions contained a sufficient number of valid signatures to place the referendum on the November 2, 2010 ballot, but on July 1, 2010 the committee for the petitioners withdrew the referendum from the ballot.
•	$259 million from the Ohio Tobacco Use Prevention and Control Foundation Endowment Fund (TUPAC) to be deposited into a special State fund (non-GRF) and then intended to be used for various health care initiatives. After a trial court in August 2009 ordered that these monies must remain in that endowment fund and be used for the purpose of reducing tobacco use, the State immediately appealed and in December 2009, the court of appeals ruled in favor of the State and reversed the trial court’s order. The Ohio Supreme Court in December 2010 affirmed the court of appeals decision in favor of the State.
•	$1.036 billion of “one-time” revenues or savings ($640 million in Fiscal Year 2010 and $396 million in Fiscal Year 2011), including $364 million from the spend-down of carry-forward balances (that required temporary suspension of the one-half of one percent ending fund balance requirement for the 2010-11 biennium), $250 million transferred from a cash account at the Ohio School Facilities Commission, $272 million savings from subjecting State employees to a two week unpaid “furlough” during each year of the biennium, $84 million from a reduction in State funding to public libraries, and $65 million from the transfer to the GRF of interest on the proceeds of the State’s 2007 tobacco securitization.
•	$530 million from transfers to the GRF of unclaimed funds and from other non-GRF funds.
In September 2010 the State also received from the federal government an award of $518.6 million of enhanced federal Medical Assistance Payments funding (eFMAP) and $361.2 million of funding was also received by Ohio school districts for teacher salaries and personnel costs for primary and secondary education (Ed Jobs).
In response to the above-referenced September 21, 2009 decision of the Ohio Supreme Court declaring the VLT provisions in the biennial appropriations Act subject to referendum, the Governor proposed for General Assembly consideration postponing for two years the final installment of the personal income tax reduction then scheduled to take effect in tax year 2009 (for returns filed in 2010). After extended hearings and review, the General Assembly approved, and the Governor signed into law on December 22, 2009, legislation keeping personal income tax rates at 2008 levels through tax year 2010 (see Recent and Current Finances –2012-13 Biennium for discussion of implementation of the final phase of that personal income tax reduction).
The appropriations Act for the 2010-2011 biennium created a six-member legislative Budget Planning and Management Commission (BPMC) to “study and make recommendations that are designed to provide relief to the State during the current difficult fiscal and economic period”. The BPMC commenced meeting in June 2010, heard testimony, received suggestions and released two reports with both containing estimates of “non-recurring” revenues reflected in the 2010-11 budget as enacted ranging from $4.887 billion in the GRF to $8.339 billion for all GRF and non-GRF funds. These estimates included the effect of the postponement of the final installment of the personal income tax reduction.
The State ended Fiscal Year 2011 with GRF cash and fund balances of $844.5 million and $430.7 million, respectively. Of that ending GRF fund balance, the State reserved $138.8 million in the GRF reflecting the one-half of one percent of Fiscal Year 2011 GRF revenues the State is required to maintain as an ending fund balance and transferred $45.0 million into disaster services/emergency funds. The remaining $246.9 million was deposited into the BSF. These ending balances reflect the use of approximately $680 million in Fiscal Year 2011 GRF revenue to make payments for Medicaid managed care, the State’s share of instruction for higher education, payroll and other commitments that were previously scheduled to be deferred into Fiscal Year 2012.
2012-13 Biennium.
2012-13 Biennial Budget and Appropriations. Consistent with State law, the Governor’s Executive Budget for the 2012-13 biennium was released in March 2011 and introduced in the General Assembly. After extended hearings and review, the 2012-13 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2011. To address the use of non-recurring funding sources in the prior 2010-11 biennium including federal stimulus amounts received under ARRA, the Act included targeted spending cuts across most State agencies and major new Medicaid reform and cost containment measures. Reflecting the tax law changes described below and a conservative underlying economic forecast, that Act provided for total GRF biennial appropriations of approximately $55.8 billion ($27.1 billion in Fiscal Year 2012 and $28.7 billion in Fiscal Year 2013). This reflected 10.5% and 10.7% increases over the 2010-11 GRF biennial appropriations and expenditures, respectively, based on total expected GRF biennial revenue of approximately $56.07 billion (a 6% increase from 2010-11 GRF biennial revenues). Fiscal Year 2012 GRF appropriations increased 3.1% over Fiscal Year 2011 actual spending, and Fiscal Year 2013 GRF appropriations increased 6.1% over Fiscal Year 2012 appropriations. GRF appropriations for major program categories compared to 2010-11 actual GRF spending reflected increases of 30.2% for Medicaid (13.1% for Fiscal Year 2012 over Fiscal Year 2011, and 10.0% for Fiscal Year 2013 over Fiscal Year 2012) due in large part to the absence of ARRA funding in the 2012-13 biennium and the redirection of 2012-13 biennial spending from non-GRF to GRF sources); decreases of 3% for elementary and secondary education; (a decrease of 3.5% in Fiscal Year 2012 over Fiscal Year 2011, followed by a 1.2% increase in Fiscal Year 2013 over Fiscal Year 2012), 9.1% for higher education (a decrease of 10.8% in Fiscal Year 2012 over Fiscal Year 2011, followed by a 3.8% increase in Fiscal Year 2013 over Fiscal Year 2012), and 8.1% for mental health and developmental disabilities (decreases of 0.3% in Fiscal Year 2012 over Fiscal Year 2011, and of 22.4% in Fiscal Year 2013 over Fiscal Year 2012) due to the transfer of community mental health Medicaid services to the Department of Job and Family Services); and flat funding for corrections and youth services. That Act also reflected the restructuring of $440 million of Fiscal Year 2012 general revenue fund debt service into Fiscal Years 2013 through 2025, approximately three-quarters of which was accomplished by the July 2011 issuance by the Ohio Public Facilities Commission of $488.8 million in refunding bonds, with the remainder accomplished by the September 2011 issuance by the Ohio Building Authority of $149.3 million in refunding bonds.
The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations (after the restructuring of Fiscal Year 2012 GRF debt service payments).
Major new sources of revenues or expenditure savings reflected in the 2012-13 appropriations Act included:
•	Transfer of the State’s spirituous liquor system to JobsOhio. On February 1, 2013, the State granted a 25-year franchise on its spirituous liquor system to JobsOhio Beverage System, a nonprofit corporation the sole member of which is JobsOhio, itself a nonprofit corporation created to promote economic development, job creation and retention, job training and the recruitment of business to the State. In exchange for the franchise, the State received a payment of $1.464 billion, $500 million of which was deposited in the GRF, $863.5 million was used to make provision for payment of all debt service on $725.0 million of outstanding State bonds and notes secured by a pledge of the State’s profits from the sale of spirituous liquor, and $100 million for funding certain revitalization projects. With that transfer, the State is forgoing deposits to the GRF from net liquor profits (those deposits totaled $153.0 million in Fiscal Year 2011, $92.5 million in Fiscal Year 2012 and $88.0 million in Fiscal Year 2013 through the February 1 granting of the franchise to JobsOhio Beverage System). Litigation filed in April 2011 in the Ohio Supreme Court challenged, under various provisions of the Ohio Constitution, certain aspects of both JobsOhio and the General Assembly’s February 2011 law that authorized its creation. Specifically, plaintiffs contested provisions in that law requiring that any challenges to that law or to the creation of JobsOhio be filed in the Ohio Supreme Court within sixty days after that law took effect. Plaintiffs also claimed that law was an improper special act conferring corporate powers, that the Governor could not serve on the JobsOhio board of directors, that the provisions for dissolution of JobsOhio violate limitations in the Ohio Constitution on State appropriations and assumption of corporate debt, and that the law created a joint venture under which the State is lending its aid and credit. On August 19, 2011, the Ohio Supreme Court dismissed this case for lack of subject matter jurisdiction. The 2012-13 appropriations Act also amended the February 2011 law to remove the Governor from the JobsOhio board of directors, require JobsOhio to comply with Ohio’s nonprofit corporation law unless specifically exempted from a provision, and eliminate the exclusive original jurisdiction in the Ohio Supreme Court and relax the deadlines for filing claims. In August 2011, the plaintiffs filed a complaint in the Court of Common Pleas of Franklin County, Ohio, containing many of the same challenges to both JobsOhio and the law that authorized its creation. In December 2011, the trial court dismissed this suit for lack of standing, and in June 2012, the Ohio Tenth District Court of Appeals affirmed the lower court’s decision. In July 2012, the plaintiffs requested that the Ohio Supreme Court review the Court of Appeals decision, and on January 23, 2013, the Ohio Supreme Court announced that it would hear the plaintiffs’ appeal solely on the question of standing. After full briefing and oral argument in late 2013, on June 10, 2014, the Ohio Supreme Court issued its decision affirming the judgment of the lower courts and concluding that the plaintiffs lack standing to bring this suit. On October 27, 2014, a former attorney for the plaintiffs in the case described above filed a new action in the Franklin County Court of Appeals in an attempt to revive these challenges to JobsOhio and the laws authorizing its creation and the transfer of the State’s spirituous liquor system. The State and JobsOhio have filed motions to dismiss this new lawsuit based on that attorney’s lack of standing and other jurisdictional considerations. Briefing by the parties has been completed and the court is expected to decide whether to grant those motions to dismiss.
•	Sale of five State-owned prison facilities to private operators expected to result in a net payment to the GRF of $75 million. A case filed in August 2011 in the Court of Common Pleas of Franklin County, Ohio, challenged the authorization in the 2012-13 appropriations Act to sell these prison facilities. Specifically, this litigation alleged that the provisions in that Act authorizing the sale of these prisons, as well as that entire Act, were enacted in violation of the “one subject rule” of the Ohio Constitution and violated the constitutional right to referendum, and that the sale of the prisons would create a joinder of private and public property interests violating the constitutional prohibition against the State entering into a joint venture. On August 31, 2011, that trial court rendered a non-appealable decision denying a temporary restraining order requested by the plaintiffs. In that decision, the trial court found that the provisions of the appropriations Act authorizing the sale of the prisons were not in violation of the one subject rule, did not violate the prohibition against the State entering into a joint venture, and do not fit within the exceptions to the right to referendum. The State announced on September 1, 2011 that, based on the proposals it received for five prisons, it was opting to sell only one of those facilities and that this would accomplish most of the desired financial result for the 2012-13 biennium. On December 21, 2011, the plaintiffs voluntarily dismissed their initial case without prejudice, and on July 9, 2012, the original and additional plaintiffs filed a new case in the Court of Common Pleas of Franklin County again raising the one subject rule and joinder of private and public property claims contained in the original case, but adding a claim for reinstatement and back pay of Department of Rehabilitation and Correction employees affected by prison sales. On November 20, 2012, the trial court granted defendants’ motions to dismiss and ruled that plaintiffs failed to state a claim for which relief can be granted. On December 18, 2012, plaintiffs filed an appeal in the Tenth District Court of Appeals, and on October 10, 2013, the appellate court rendered a decision reversing only the trial court’s dismissal of the one-subject-rule claim and ordering the case remanded to the Court of Common Pleas for further proceedings. After the court of appeals on January 15, 2014 denied the plaintiffs motion for reconsideration, both the plaintiffs and defendants filed separate further appeals which the Ohio Supreme Court on June 25, 2014 accepted for review of the one subject rule and the joinder of private and public property claims, and ordered the parties to file their briefs in accordance with the Court’s rules. Briefing by the parties is complete and the Court heard oral arguments in this case on May 20, 2015.
•	Reduction of local government fund allocations by $111 million in Fiscal Year 2012 and $340 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations are made by committing to the local government fund a set percent of annual tax revenues deposited into the GRF (beginning with Fiscal Year 2013 GRF tax revenues).
•	Reduction public library fund allocations to 95% of Fiscal Year 2011 levels resulting in expenditure reductions of $52.3 million in Fiscal Year 2012 and $102.8 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations to public libraries are made by committing to the public library fund a set percent of annual tax revenues deposited into the GRF (beginning with Fiscal Year 2013 GRF tax revenues).
•	Accelerated phase-out of reimbursement payments to local governments and school districts in connection with the elimination of the tangible personal property tax resulting in an increased share (estimated at $293.5 million in Fiscal Year 2012 and $597.7 million in Fiscal Year 2013) of the Commercial Activity Tax being deposited into the GRF (see State and Local Taxes – Property Tax).
•	Accelerated phase-out of reimbursement payments to local governments and school districts for electric power generation deregulation and natural gas deregulation resulting in a larger share (estimated at $141.6 million in Fiscal Year 2012 and $147.4 million in Fiscal Year 2013) of the kilowatt-hour tax and the entire (approximately $66.0 million in Fiscal Year 2012 and $66.0 million in Fiscal Year 2013) natural gas consumption tax being reallocated to the GRF.
•	$235 million from transfers to the GRF of unclaimed funds and from other non-GRF funds and $12 million from a tax amnesty program.
The 2012-13 appropriations Act also reflected the following tax law changes:
•	Implementation of the previously postponed final 4.2% annual decrease in State personal income tax rates (see Recent and Current Finances – 2010-11 Biennium).
•	Elimination of the estate tax beginning January 1, 2013, previously levied at a rate of 6% on estates over $338,333 and 7% on estates over $500,000. In Fiscal Year 2010, estate tax collections totaled $285.8 million of which $230.8 million was distributed to the local government jurisdictions from which it was collected and with $55.0 million retained by the State and deposited into the GRF.
•	Establishment of the InvestOhio income tax credit program under which investors in small businesses based in Ohio who hold their investments for at least two years may receive 10% income tax credits limited to a maximum of $10 million per investor per biennium with no more than $100 million of those credits to be issued over two years.
The 2012-13 biennial appropriations Act created a Medicaid reserve fund and authorized the OBM Director to transfer up to $130 million from the GRF, if necessary, to provide for the payment of Medicaid costs above the enacted level of appropriations. That Act also created a $104 million Unemployment Compensation Contingency Fund to pay interest on federal advances to the State Unemployment Compensation Fund, $70.7 million of which was used to make the interest payment due in September 2011, with the remaining amount applied to the September 2012 interest payment of $65.8 million. The September 2012 interest payment was also funded by a $25 million GRF supplemental appropriation and a contribution from the State’s Unemployment Compensation Administration Fund. The Act also made changes to State construction bidding procedures and included additional authorizations for joint purchasing by and cooperation among local governments, all designed to create opportunities for cost savings.
Separate legislation was passed by the General Assembly and signed by the Governor on June 29, 2011, to reduce the State prison population by, among other changes, directing some low-level offenders to community-based programs.
2012 Mid-Biennium Review. On March 14, 2012, the Governor announced a series of policy proposals resulting from a “mid-biennium review” (2012 MBR), with a stated focus on job creation as a priority. The Governor’s 2012 MBR included proposals for General Assembly consideration in the areas of: energy (including shale oil and gas production opportunities in the Marcellus and Utica fields in the State, and modernizing the State’s oil and gas severance tax; electric generation and transmission; coal; cogeneration, alternative fuels and renewables; energy efficiency; and regulatory reform); personal income tax reduction (proposing that any new revenue from shale oil and gas production and the MBR proposal to modernize the State’s oil and gas severance tax system be used to reduce personal income tax rates by a commensurate amount); bank and financial institutions tax reform (including a modernization, intended to be revenue neutral, of Ohio’s taxes on banks and financial institutions replacing the corporate franchise and dealers in intangibles tax with a new financial institutions tax more accurately reflecting modern banking practices, closing loopholes and reducing the overall tax burden on most banks); education (including proposals for strengthening Ohio’s “third grade reading guarantee”, career education, a new school performance measuring system, expansion of digital and online learning, flexibility for teacher evaluations, new standards for dropout recovery schools, assessments of all publicly funded early childhood programs, and supporting adoption of a school reform plan for the City of Cleveland schools); workforce development (creating job opportunities for the developmentally disabled; an improved workforce development program; allowing those undergoing training with an employer to continue collecting unemployment benefits; linking energy companies with trained workers; and matching skilled veterans to the most in demand jobs); and achieving more management efficiency with associated State and local government budgetary savings (including combining the separate Offices of the State Architect and Engineer and the Office of Energy Services into an Ohio Facilities Construction Commission (OFCC) to administer the design and construction of state public facilities, with the Ohio School Facilities Commission retained as an independent agency within the OFCC but sharing employees and facilities). Those 2012 MBR proposals were considered by the General Assembly commencing in March in twelve separate pieces of legislation, and the General Assembly in May and June passed seven pieces of legislation addressing the subjects of energy (not including the 2012 MBR proposed changes to the State’s oil and gas severance tax), tax reform (not including the 2012 MBR personal income tax reduction proposal), education, workforce development, and management efficiency for both state and local governments.
As further implementation of the 2012 MBR, the General Assembly enacted and the Governor signed into law on December 20, 2012, a new financial institutions tax first applied to tax year 2014. This new tax applies to many companies that were previously subject to Ohio’s corporate franchise tax (primarily banks and other corporations classified as financial institutions) and also generally subjects “dealers in intangibles” (e.g., mortgage brokers, stockbrokers, finance and loan companies not classified as financial institutions) to the commercial activity tax. This new financial institutions tax replaced the current corporate franchise tax on financial institutions and the current dealers in intangibles tax. The proceeds from the new financial institutions tax are deposited in the GRF like the proceeds from the taxes it replaced. Based on revenue targets and mechanisms established in the legislation, OBM projected the effect of these tax changes to be revenue neutral to the GRF.
Fiscal Year 2013 Results. The State ended Fiscal Year 2013 with GRF cash and fund balances of $2.64 billion and $2.28 billion, respectively. These ending balances reflect approximately $1.15 billion in Fiscal Year 2013 underspending due largely to actual Medicaid expenditures $883.0 million below the original Fiscal Year 2013 spending estimate. Of that ending GRF fund balance, the State deposited $995.9 million into the Budget Stabilization Fund (BSF) increasing its balance to $1.48 billion which is the statutorily designated five percent of Fiscal Year 2013 GRF revenues; carried forward $963.2 million to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates (see Recent and Current Finances - Current Biennium), and transferred $120 million into the Unemployment Compensation Contingency Fund to pay interest on federal advances to the State Unemployment Compensation Fund and $51.3 million into disaster services/emergency funds. The remaining

$147.8 million was reserved in the GRF reflecting the one-half of one percent of Fiscal Year 2013 GRF revenues the State is required to maintain as an ending fund balance.
2014-15 Biennium
2014-15 Biennial Budget and Appropriations. Consistent with State law, the Governor’s Executive Budget for the 2014-15 biennium was released in February 2013 and introduced in the General Assembly. After extended hearings and review, the 2014-15 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2013. Reflecting a stated focus on job creation and continued spending restraint, and based on a conservative economic forecast, that Act provided for total GRF biennial appropriations of approximately $62.0 billion (11.1% and 15.1% increases over the 2012-13 GRF biennial appropriations and expenditures, respectively and was based on expected total GRF biennial revenue (not including the $963.2 million carried forward from the 2012-13 biennium) of approximately $61.1 billion (a 7.7% increase from 2012-13 GRF biennial revenues). Fiscal Year 2014 GRF appropriations were increased 10.3% over Fiscal Year 2013 actual spending, and Fiscal Year 2015 GRF appropriations were increased 4.7% over Fiscal Year 2014 appropriations. GRF appropriations for major program categories compared to 2012-13 actual GRF spending reflect increases of 22.1% for Medicaid (16.8% for Fiscal Year 2014 over Fiscal Year 2013, and 6.2% for Fiscal Year 2015 over Fiscal Year 2014) attributable in large part to federal Affordable Care Act induced enrollment of previously eligible individuals and federally mandated physician rate increases; 8.9% for elementary and secondary education (5.0% for Fiscal Year 2014 over Fiscal Year 2013, and 5.8% for Fiscal Year 2015 over Fiscal Year 2014) due largely to enhancements in the K-12 school funding formula; 5.3% for higher education (1.8% for Fiscal Year 2014 over Fiscal Year 2013, and 2.1% for Fiscal Year 2015 over Fiscal Year 2014); 11.3% for mental health and developmental disabilities (8.9% for Fiscal Year 2014 over Fiscal Year 2013, and 0.3% for Fiscal Year 2015 over Fiscal Year 2014); and 2.1% for corrections and youth services (0.1% for Fiscal Year 2014 over Fiscal Year 2013, and 0.2% for Fiscal Year 2015 over Fiscal Year 2014). The Act also implemented a new school funding formula (see Schools and Municipalities – Schools) and allocated a portion of State public higher education funding to institutions based on their graduation rates, and eliminated the Ohio Cultural Facilities Commission by moving the administration of cultural facilities projects to the Ohio Facilities Construction Commission to achieve efficiencies and budgetary savings.
The 2014-15 biennial appropriations Act reflected the following tax reductions and related adjustments of major State taxes (primarily the personal income and sales and use taxes), resulting in an estimated net reduction in GRF revenues of $1.16 billion in Fiscal Year 2014 and $771 million in Fiscal Year 2015, including:
•	A 10% reduction in State personal income tax rates phased-in over three years (8.5% in calendar year 2013, 0.5% in calendar year 2014, and 1.0% in calendar year 2015), coupled with a freeze on the indexing of the State income tax brackets and the personal exemption for tax years 2013 through 2015 until these rate reductions are fully implemented (see 2014 MBR discussion below for information on the acceleration into calendar year 2014 of the 1% reduction initially scheduled to take effect for calendar year 2015).
•	Creation of a non-refundable earned income tax credit equal to 5% of the federal earned income credit that is limited to 50% of liability for gross income that exceeds $20,000 (see 2014 MBR discussion below for information on the increase of the credit amount from 5% to 10%).
•	A new deduction for small businesses of 50% of annual adjusted business net income up to $250,000 (see 2014 MBR discussion below for information on the temporary increase of this deduction to up to 75% for tax year 2014).
•	Elimination of the $20 personal income tax exemption for filers with a gross income greater than $30,000 and of the gambling loss deduction.
•	An increase in the State sales and use tax by one-quarter percent (from 5.5% to 5.75%) beginning September 1, 2013.
•	Authorization of full membership for the State in the streamlined sales tax project for the collection of State sales taxes on out-of-state companies for catalog and internet purchases.
•	Expansion of the State sales tax base to include digital goods such as e-books, music and video downloads and repeal of the exemption for magazine purchases.
•	Elimination of the corporate franchise tax (and dealers in intangibles tax) and the initial implementation and collection of the new financial institutions tax in tax year 2014.
•	Elimination of the 12.5% property tax roll back for owner-occupied residential property for new voter-approved local property tax levies.

•	Reinstituting income requirements for eligibility for new applicants for the State’s homestead tax exemption (this exemption was expanded in 2007 to include all senior citizens and disabled Ohioans regardless of income).
•	Establishing a variable minimum for the commercial activity tax for businesses with gross receipts greater than $1 million and an exemption from the CAT for grain handlers.
Medicaid Expansion. Subsequent to the passage of the GRF appropriations Act, the seven member State Controlling Board on October 21, 2013 voted 5 to 2 to increase federal Medicaid appropriations by approximately $562 million in fiscal year 2014 and approximately $2.0 billion in fiscal year 2015. These additional federal appropriations were to support the federally-authorized expansion of the Medicaid program to cover those with incomes up to 138 percent of the federal poverty level using 100 percent federal funds in fiscal years 2014 and 2015. On October 22, six State Representatives and two local right to life organizations filed an action in the Ohio Supreme Court against the Controlling Board and the Ohio Department of Medicaid requesting that Court vacate the Controlling Board’s October 21 action. The Controlling Board and State Department of Medicaid filed their initial answer to the complaint on November 5 and, after all evidence and briefs of the parties were submitted on the expedited schedule set for this case, the Court on December 20 issued its decision upholding the Controlling Board’s action.
2014 Mid-Biennium Review. On March 12, 2014, the Governor announced a series of initiatives across a range of topics resulting from a “mid-biennium review” for 2014-15 (2014 MBR), with the stated purpose of keeping Ohio moving forward. The Governor’s 2014 MBR included a range of proposals in the areas of: elementary and secondary education (including proposals for dropout prevention and recovery and making technical and vocational education accessible by more students as early as the seventh grade); higher education (including proposals for reforming Ohio’s dual credit programming to encourage more students to earn college credit while in high school; extending to two-year community colleges a funding formula tied to successful student outcomes; tying state funding for technical centers to the percentage of their students that find a job and other outcome-based benchmarks; increased use of technology and distance learning; increasing enrollment of international students and their retention in Ohio post-graduation; providing community colleges the option to offer a guaranteed tuition rate; and providing veterans college credit for their military training and experience); income tax reductions and other tax adjustments (including proposals to lower income tax rates across all income levels by 8.5% over the next three years; increasing the state’s earned income tax credit for low-income Ohioans from 5 to 15 percent of the federal earned income tax credit; increasing the state income tax personal exemptions for those with annual incomes up to $80,000; raising the tax on cigarettes by 60 cents to $1.85 per pack with equivalent taxes on other tobacco products including e-cigarettes; increasing the oil and gas severance tax to 2.75% of producer gross receipts while eliminating that tax for small conventional gas producers and exempting from that tax up to $8 million of gross receipts per well during the first three years to help producers recoup their start-up drilling costs, with approximately 20 percent of severance tax revenue directed to local governments in shale oil and gas producing regions of the state; and updating the commercial activity tax rate from its initial 0.26% rate established in 2005 to 0.30%); workforce (aligning the three main federal workforce programs through a single, integrated plan to provide faster and improved training; and expediting professional licensing and certification for veterans and their spouses); and human services (including increased access to crisis intervention and safe places for those with mental illness and addictions; allocating $26.9 million of non-GRF funds to support tobacco prevention and cessation programs; and expanding drug and substance abuse prevention in schools and prioritizing statewide funding for prevention initiatives). The 2014 MBR also proposed increasing appropriations to the Department of Rehabilitation and Correction by $53.5 million to address a rise in the prison population, and reducing local property tax reimbursement and debt service appropriations for the biennium by $35 million and $92 million, respectively, due to lower than expected payments, while continuing all necessary appropriations for debt service and lease rental payments for State obligations.
Those 2014 MBR proposals were introduced in the General Assembly in March as fourteen separate pieces of legislation, seven of which were enacted by the General Assembly in May and June and addressing the subjects of elementary and secondary education (including $5 million for alternative education programs), higher education (including $3.1 million for the State share of instruction), workforce, and human services (including $16 million for early education and child care, $16.8 million for adult and child protection services and $3.2 million for Family and Children Services). As further implementation of the biennial appropriations Act and due to positive Fiscal Year 2014 financial results, the 2014 MBR legislation passed by the General Assembly also included the following additional reductions and adjustments to the State personal income tax resulting in an estimated net reduction in GRF revenues of $402 million in Fiscal Year 2015:
•	Acceleration into calendar year 2014 of the remaining 1% reduction in State personal income tax rates previously scheduled to be effective in calendar year 2015.

•	An increase in the non-refundable earned income tax credit from 5% to 10% of the federal earned income credit that is limited to 50% of liability for gross income that exceeds $20,000.
•	A temporary increase in the deduction for small businesses from 50% up to 75% of annual business net income up to $250,000 for tax year 2014.
•	An increase in the State income tax personal exemption from $1,700 to $2,200 for gross income less than $40,000, and from $1,700 to $1,950 for gross income between $40,000 and $80,000.
The 2014 MBR legislation passed by the General Assembly also authorized the OBM Director to transfer to a Medicaid reserve fund up to $300 million from the GRF, if necessary, to provide for the payment of Medicaid costs above the enacted level of appropriations.
Fiscal Year 2015 Financial Results. The State ended Fiscal Year 2015 with GRF cash and fund balances of $1.71 billion and $1.29 billion, respectively. Of that ending GRF fund balance, the State transferred $425.5 million into the BSF, $50 million to the health and human services fund, $42 million to the Straight A fund, $40 million to pay unemployment compensation loan interest and $20 million for disaster services, and also made 16 other smaller transfers totaling $150 million. The remaining $550.4 million was carried forward to cover planned for and modest variance of Fiscal Year 2015 GRF appropriations over estimated revenue and to satisfy the requirement to maintain one-half of one percent of Fiscal Year 2015 GRF revenues ($157.4 million) as an ending fund balance. Of the $300 million Fiscal Year 2015 ending balance in the Medicaid reserve fund, the State transferred $101.1 million to the BSF (bringing its balance to $2.005 billion) with the remaining $198.9 million going to a health and human services reserve fund.
Current Biennium
2016-17 Biennial Budget and Appropriations. Consistent with State law, the Governor’s Executive Budget for the 2016-17 biennium was released on February 2, 2015 and introduced in the General Assembly. After extended hearings and review, the 2016-17 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2015. Reflecting a stated continuing focus on job creation, and based on a conservative economic forecast, that Act provides for total GRF biennial appropriations of approximately $71.2 billion ($34.9 billion in Fiscal Year 2016 and $36.3 billion in Fiscal Year 2017). This reflects 14.9% and 19.2% increases over the 2014-15 GRF biennial appropriations and expenditures, respectively, and is based on expected total GRF biennial revenue (not including the $393.0 million carried-forward from the 2014-15 biennium) of approximately $71.3 billion (a 17.5% increase from 2014-15 GRF biennial revenues). Fiscal Year 2016 GRF appropriations are increased 13.1% over Fiscal Year 2015 actual spending, and Fiscal Year 2017 GRF appropriations are increased 4.2% over Fiscal Year 2016 appropriations. GRF appropriations for major program categories compared to 2014-15 actual GRF spending (excluding debt service) reflect increases of 30.6% for Medicaid (21.8% for Fiscal Year 2016 over Fiscal Year 2015, and 5.1% for Fiscal Year 2017 over Fiscal Year 2016) driven by the shift in funding for the Medicaid expansion population from non-GRF sources to the GRF in the 2016-17 biennium; 10.9% for elementary and secondary education (5.0% for Fiscal Year 2016 over Fiscal Year 2015, and 4.2% for Fiscal Year 2017 over Fiscal Year 2016); 7.5% for higher education (4.5% for Fiscal Year 2016 over Fiscal Year 2015, and 3.3% for Fiscal Year 2017 over Fiscal Year 2016); 13.1% for mental health and developmental disabilities (9.1% for Fiscal Year 2016 over Fiscal Year 2015, and 7.3% for Fiscal Year 2017 over Fiscal Year 2016); and 6.6% for corrections and youth services (4.8% for Fiscal Year 2016 over Fiscal Year 2015, and 3.0% for Fiscal Year 2017 over Fiscal Year 2016). The Act also modifies the school funding formula to distribute new resources to districts with less capacity to raise revenues locally (see SCHOOLS AND MUNICIPALITIES – Schools) and freezes tuition and fees for two- and four year higher education institutions.
The Executive Budget, the 2016-17 appropriations Act and separate appropriations acts for the biennium include all necessary debt service and lease rental payment authorizations related to State debt obligations.
The 2016-17 biennial appropriations Act reflected the following tax reductions and related adjustments, resulting in an estimated net reduction in GRF revenues of $869.0 million in Fiscal Year 2016 and $952.0 million in Fiscal Year 2017, including:
•	An across-the-board 6.3% reduction in State personal income tax rates in calendar year 2015.
•	Continuation of the 75% exemption on the first $250,000 of business net income for small businesses in tax year 2015 (previously increased on a temporary basis for tax year 2014 (see Recent and Current Finances –
2014-15 Biennium)) and completely exempting the first $250,000 of business net income in tax year 2016 and beyond.

•	Beginning in tax year 2015, replacing the multi-bracket tax system for small businesses with a low flat rate of 3% on the amount of business net income.
•	Beginning in tax year 2015, limiting certain retirement income credits to taxpayers whose individual or joint adjusted gross income is less than $100,000 (this exemption was previously available to all taxpayers aged 65 years and older).
•	An increase in the cigarette tax from $1.25 per pack (of 20 cigarettes) to $1.60 pack, effective July 1, 2015.
OBM is currently projecting a $503.2 million GRF fund balance at the end of Fiscal Year 2016. As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a “deficit” position. OBM continually monitors and analyzes revenues and expenditures and related developments (including pending litigation) and prepares at the end of each month a financial report, the most recent of which is accessible via OBM’s home page at http://obm.ohio.gov with copies also available upon request to OBM.
Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective cash flow management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund (TOF). The State has not and does not do external revenue anticipation borrowing.
The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding fiscal year.
The State plans for and manages monthly GRF cash flow deficiencies within each fiscal year. GRF cash flow deficiencies have been within the TOF limitations discussed above.
State Debt
The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”
By 20 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for four that funded bonuses for veterans, one to fund coal technology research and development and one to fund other research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources and parks, higher education, common schools, conservation, research and development, site development and veterans compensation.
Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.
As of July 2015, debt service on all obligations paid from the GRF is as follows for the fiscal years indicated:

Annual Debt Service Requirements on State Obligations
Paid from the GRF
(in millions)
	General Obligations			Special Obligations			Total GRF Debt Service
FY	Education [a]	Infra- structure[b]	All Other[c]	DAS Facilities	DRC Facilities	All Other[d]	Principal	Interest	Total
2016	$609,407	$231,040	$171,624	$97,479	$81,209	$116,398	$ 892,010	$ 415,147	$ 1,307,156
2017	593,468	219,900	179,179	92,780	74,056	96,846	881,750	374,476	1,256,226
2018	572,467	207,491	154,103	93,195	65,134	89,307	844,470	337,225	1,181,695
2019	582,732	189,958	137,788	82,479	56,730	74,482	823,870	300,298	1,124,168
2020	581,204	179,235	125,131	75,081	44,286	62,684	803,870	263,749	1,067,619
2021	573,835	168,300	100,896	74,846	44,424	47,924	783,115	227,109	1,010,224
2022	537,595	160,070	79,628	64,909	44,166	35,761	730,210	191,917	922,127
2023	474,022	151,394	68,100	59,183	40,105	35,766	668,875	159,694	828,569
2024	374,930	133,638	47,108	49,093	38,224	30,485	542,605	130,871	673,476
2025	312,562	125,293	26,280	43,557	33,658	23,780	458,835	106,294	565,129
2026	239,577	112,513	20,063	20,556	9,938	10,025	325,695	86,974	412,669
2027	183,445	98,619	15,282	20,555	9,940	7,048	261,900	72,986	334,886
2028	162,380	98,399	11,777	20,553	9,941	5,623	247,725	60,946	308,671
2029	162,615	88,673	6,919	20,558	9,948	5,623	245,045	49,288	294,333
2030	162,840	69,304	3,387	15,861	6,853	5,617	225,825	38,034	263,859
2031	163,115	69,093	-0-	12,481	6,856	-0-	224,310	27,234	251,544
2032	138,821	43,396	-0-	12,487	3,560	-0-	180,325	17,9374	198,262
2033	71,607	34,421	-0-	10,049	3,556	-0-	109,325	10,307	119,632
2034	47,986	23,605	-0-	5,976	3,560	-0-	76,000	5,125	81,125
2035	24,156	-0-	-0-	5,975	-0-	-0-	28,750	1,381	30,1310
							$9,354,509	$2,876,983	$12,231,491

[a]	Consists of common schools and higher education general obligation bonds and includes estimated debt service on adjustable rate bonds for common schools.
[b]	Includes estimated debt service on adjustable rate bonds.
[c]	Includes natural resources, coal development, conservation, research and development, site development and veteran’s compensation general obligation bonds.
[d]	Includes lease-rental bonds for mental health, parks and recreation, cultural & sports facilities and Department of Youth Services. Also includes lease-rental bonds previously issued for higher education facilities.
The following table shows total Fiscal year debt service on certain outstanding State obligation currently payable from the indicated non-GRF revenues.
Annual Debt Service Requirements on State Obligations
Paid from Non-GRF Revenues
	Highway User Receipts			GARVEE Federal Transportation Grants[b]
FY	Highway G.O.	ODOT/DPS Facilities[a]	Total
2016	$119,839,303	$10,552,410	$130,391,713	$179,290,346
2017	101,109,703	10,549,475	111,659,178	153,282,259
2018	86,307,480	10,554,100	96,861,580	127,084,997
2019	85,432,333	10,557,000	95,989,333	121,929,012
2020	84,126,862	9,708,200	93,835,062	117,387,296
2021	83,239,842	9,712,750	92,952,592	82,825,928
2022	81,500,702	8,144,500	89,645,202	38,041,625
2023	80,115,331	8,147,000	88,262,331	37,264,838
2024	78,687,152	8,146,250	86,833,402	36,521,650
2025	62,560,270	8,146,750	70,707,020	35,775,750
2026	34,964,550	8,142,750	43,107,300	-0-
2027	34,138,800	8,143,750	42,282,550	-0-
2028	33,305,300	8,143,750	41,449,050	-0-
2029	17,407,800	8,142,000	25,549,800	-0-
2030	-0-	8,142,750	8,142,750	-0-

[a]	Lease rental payments are paid from highway user receipts for these Ohio Department of Transportation and Department of Public Safety facilities.
[b]	Debt service paid from federal transportation grants apportioned to the State under Title 23 of the U.S. Code.

The following table shows the principal amount of those obligations that are currently scheduled to be outstanding as of July 1 of the indicated years:
	Obligations Payable from the GRF			Non-GRF Obligations
Year	Education [a]	Other GOb	Special Obligations[c]	Highway User Receipts[d]
2016	$4,542,685,000	$2,463,760,000	$1,456,055,000	$763,105,000
2020	2,933,800,000	1,419,435,000	755,305,000	487,055,000
2025	1,129,515,000	591,495,000	203,890,000	142,690,000
2030	404,965,000	155,680,000	58,065,000	-0-

[a]	Includes obligations for common school and higher education capital facilities.
[b]	Includes natural resources, coal development, infrastructure improvement, conservation, research and development, site development and veterans compensation general obligation bonds.
[c]	Includes lease-rental obligations for various state capital facilities.
[d]	Includes general obligations for highways and lease-rental obligations for ODOT and DPS facilities.
The following tables show certain historical debt information and comparisons. These tables include only outstanding obligations of the State for which debt service is paid from the GRF.
Fiscal Year	Principal Amount Outstanding	Outstanding Debt Per Capita	Outstanding Debt as % of Annual Personal Income
1980	$1,991,915,000	$ 184	1.86%
1990	3,707,054,994	342	1.83
2000	6,308,680,025	556	1.94
2010	8,586,655,636	744	2.05
2011	8,996,752,848	779	2.02
2012	9,760,505,915	845	2.10
2013	9,263,358,266	801	1.95
2014	9,517,346,998	821	1.93 [b]
2015	9,354,508,600	807(a)	1.90 [b]

Fiscal Year	Debt Service Payable	Total GRF Revenue and Net State Lottery Proceeds	Debt Service as % of GRF Revenue and Lottery Proceeds	Debt Service as % of Annual Personal Income
1980	$ 187,478,382	$ 4,835,670,223	3.88%	0.18%
1990	488,676,826	12,230,681,298	4.00	0.24
2000	871,313,814	20,711,678,217	4.21	0.27
2010	710,284,236*	24,108,466,000**	2.95	0.17
2011	755,023,015*	26,777,133,000**	2.82	0.17
2012	692,776,090*	27,956,513,000	2.48	0.15
2013	1,204,775,861	30,361,815,000	3.97	0.25
2014	1,237,701,225	30,137,140,000	4.11	0.25 [b]
2015	1,278,258,664	32,463,100,000	3.94	0.26 [b]

[a]	Based on July 2014 population estimate.
[b]	Based on preliminary 2014 personal income data.
*	Reduction is due in large part to the restructuring of certain GRF debt service payments resulting in net savings of $416.8 million in Fiscal Year 2010, $336.9 million in Fiscal Year 2011, and $449.3 million in Fiscal Year 2012.
**	Excludes federal funds from the American Recovery and Reinvestment Act of 2009.
State special obligation debt, the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest, is authorized for specified purposes by Section 2i of Article VIII of the Constitution.
The Treasurer of State (Treasurer) currently issues the special obligations authorized under that Section 2i for parks and recreation and mental health facilities, and for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services (DAS) and others, the Departments of Transportation (ODOT) and Public Safety (DPS); correctional and juvenile detention facilities for the Departments of Rehabilitation and Correction (DRC) and Youth Services (DYS), and various cultural facilities. Debt service on all these special obligations is paid from GRF appropriations, with the exception of debt issued for ODOT and DPS facilities which is paid from highway user receipts. All of those debt service payments are subject to biennial appropriations by the General Assembly pursuant to leases or other agreements entered into by the State.
As described above, the State’s highway general obligations and special obligations for ODOT and DPS facilities have always been paid from the State’s motor fuel tax and other highway user receipts that are constitutionally restricted in use to highway related purposes. In addition to its issuance of general obligation highway bonds, the State has financed selected highway infrastructure projects by issuing federal highway grant anticipation revenue (GARVEE) bonds and entering into agreements that call for debt service payments to be made from federal Title 23 transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in any current or future fiscal year is $179.3 million in Fiscal Year 2016. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose.
In December 2014, ODOT also entered into its first public-private agreement to provide “availability payments” in support of the development and operation of a State highway improvement project. Those availability payments are expected to be paid from non-GRF funds available to ODOT remaining after the payment of debt service on highway general obligations, ODOT special obligations and GARVEE bonds. That public-private agreement provides for availability payments in a base annual amount of $25.8 million beginning no earlier than Fiscal Year 2019, increasing to a projected maximum payment of $40.6 million in Fiscal Year 2053. Availability payments are subject to biennial appropriation by the General Assembly with the public-private agreement subject to automatic renewal upon appropriation of the biennial availability payments.
State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued that represent fractionalized interests in or are payable from the State’s anticipated payments. The maximum annual payment from GRF appropriations under those existing agreements is $44.3 million in Fiscal Year 2017 and the total GRF-supported principal amount outstanding is $240.0 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The approval of the OBM Director and either the General Assembly or the State Controlling Board is required if COPs are to be publicly-offered in connection with those agreements.
Only a portion of State capital needs can be met by direct GRF appropriations, so additional State borrowing for capital and other purposes has been and will continue to be required. For the 2015-16 capital biennium, the General Assembly approved $2.44 billion in new capital appropriations for the 2015-16 capital biennium, with $2.11 billion of those new capital appropriations to be funded by GRF-supported debt authorizations, $100 million to be funded from non-GRF debt authorizations and the remaining $234 million to be funded from cash. All of the following additional GRF-supported borrowing authorizations to fund those appropriations are reflected in the preceding tables:
General Obligation
•	$500,000,000 for capital improvements for elementary and secondary public schools.
•	$300,000,000 for local infrastructure projects.
•	$507,000,000 for higher education facilities.
•	$40,000,000 for natural resources facilities.
•	$100,000,000 for conservation purposes.
•	$5,000,000 for coal development purposes.
Special Obligation
•	$126,000,000 for prisons and local jails.
•	$34,000,000 for youth services facilities.
•	$124,700,000 for State administrative facilities.
•	$75,000,000 for cultural facilities (including both arts and sports facilities).
•	$41,000,000 for mental health facilities (including local projects).
•	$165190,000,000 for parks and recreation facilities.

The above GRF-supported debt authorizations include funding for $12.6 million of emergency capital appropriations of a possible $50 million emergency capital authorization, the balance of which lapsed without being reauthorized.
In addition to the above $500 million general obligation debt authorization for elementary and secondary public school improvements, the General Assembly also appropriated $100 million for those elementary and secondary public school capital improvements from State lottery profits fees and revenues expected from the implementation of video lottery terminals (VLTs) at Ohio’s seven horse racing tracks as authorized by legislation enacted by the General Assembly in 2009. (See Recent and Current Finances – 2010-11 Biennium). On October 21, 2011, a complaint was filed in the Court of Common Pleas of Franklin County, Ohio, challenging the 2009 law authorizing those VLTs on a number of bases, including that its authorization of those VLTs as part of the State Lottery exceeds the authorization for a state lottery under the Ohio Constitution. The trial court on May 30, 2012 granted defendants’ motions to dismiss the case after finding that the plaintiffs did not have standing to bring this action, and the plaintiffs appealed this trial court ruling to the Tenth District Court of Appeals of Franklin County, Ohio. Since the trial court dismissed the case based on plaintiffs’ lack of standing, it did not address or decide the merits of the plaintiffs’ challenges to the 2009 law. On March 14, 2013, the Court of Appeals upheld the trial court’s dismissal of the case based on the plaintiffs’ lack of standing, and on July 24, 2013, the Ohio Supreme Court announced that it was accepting plaintiffs’ appeal of this case but holding it for review after it decided a separate case involving the question of an activist group’s standing to challenge issues relating to JobsOhio in a separate case on appeal (see Recent and Current Finances – 2012-13 Biennium). The Supreme Court released its decision in that separate case on June 10, 2014, and on July 2 defendants filed a motion to dismiss the appeal as improvidently granted based on that June 10 decision. On September 3, the Supreme Court granted in part and denied in part the defendants’ motion to dismiss, and ordered the parties to file merit briefs relating to the issues accepted for appeal. Those briefs have now been filed and the Court has scheduled this case for oral argument on June 23, 2015.
Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike and Infrastructure Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain economic development and housing purposes (the latter issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.
The State has authorized the issuance of fully refundable tax credits in support of “credit-collateralized bonds” issued from time to time by the Columbus-Franklin County Finance Authority to provide funding for the Ohio Capital Fund (OCF) to promote venture capital investment in Ohio and any additional bonds that may be issued to refinance those outstanding bonds or provide additional funding for that purpose. Those tax credits may be claimed by the bond trustee for the purpose of restoring the bond reserve fund for those bonds in the event it is drawn upon and not restored from other sources. Those credits may not be claimed after June 30, 2036, and the maximum amount of tax credits that may be claimed is $20 million in any fiscal year and $380 million total. Proceeds of the OCF bonds fund investments in venture capital funds are used to promote investment in seed and early-stage Ohio-based business enterprises.
Prior to the February 1, 2013 granting of a 25-year franchise on the State’s spirituous liquor system to JobsOhio, there were outstanding $725.0 million of State bonds and notes secured by a pledge of the State’s profits from the sale of spirituous liquor. In connection with the granting of that franchise, provision was made for the payment of all the debt service on those bonds and notes which are defeased and no longer outstanding obligations of the State (see Recent and Current Finances –2012-13 Biennium). Those bonds and notes were originally issued to fund a statewide economic development program that assisted in the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. Under its franchise agreement with JobsOhio, the State may not issue additional obligations secured by a pledge of profits from the sale of spirituous liquor during the 25-year term of that franchise.
The State currently has $525.420 million in outstanding general obligation variable rate debt as follows, with liquidity is provided by the State for all of these issues:
Dated Date	Outstanding	Purpose/Series	Rate Period	Final Maturity
11/29/01	$57,100,000	Infrastructure, 2001B	Weekly	8/1/2021
2/26/03	72,840,000	Infrastructure Refunding, 2003B	Weekly	8/1/2017
3/20/03	37,940,000	Infrastructure Refunding, 2003D	Weekly	2/1/2019
12/15/03	67,000,000	Common Schools, 2003D	Weekly	3/15/2024

Dated Date	Outstanding	Purpose/Series	Rate Period	Final Maturity
3/3/04	53,760,000	Infrastructure Refunding, 2004A	Weekly	2/1/2023
4/1/05	112,370,000	Common Schools, 2005A/B	Weekly	3/15/2025
6/7/06	124,410,000	Common Schools, 2006B/C	Weekly	6/15/2026

As part of its debt management, the State has entered into the following floating-to-fixed interest rate swap agreements in connection with five variable rate bond issues, with all five in a weekly interest rate period and swapping to a synthetic fixed rate, with a total notional amount currently outstanding of $414.640 million.
Outstanding Notional Amount	Related Bond Series	State Pays	State Receives	Counterparty	Effective Date	Termination Date
$57,100,000	Infrastructure 2001B	4.630%	SIFMA1	JP Morgan/ Wells Fargo	11/29/2001	8/1/2021
67,000,000	Common Schools 2003D	3.414	LIBOR2	JP Morgan/ Wells Fargo	9/14/2007	3/15/2024
53,760,000	Infrastructure 2004A Refunding	3.510	LIBOR2	Wells Fargo	3/3/2004	2/1/2023
112,370,000	Common Schools 2005A/B	3.750	LIBOR2,3	JP Morgan	3/15/2007	3/15/2025
124,410,000	Common Schools 2006B/C	3.202	LIBOR2	US Bank/ RBC	6/15/2006	6/15/2026

[1]	Securities Industry and Financial Markets Association (SIFMA) weekly variable rate index.
[2]	Variable interest rate based on a percentage of one-month London Inter-Bank Offered Rate (LIBOR) plus a fixed increment.
[3]	Variable interest rate based on 62% of 10-year LIBOR beginning September 15, 2014.
For all its swap agreements, the State has established minimum uncollateralized counterparty rating thresholds of AA-/Aa3. Under each of these agreements, the counterparty is required to progressively post collateral securing the State’s position if the counterparty’s credit ratings fall below these minimum thresholds.
A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new obligations may not be issued if debt service for any future Fiscal Year on those new and the then outstanding bonds of those categories would exceed 5% of the total of estimated GRF revenues (excluding GRF receipts from the American Recovery and Reinvestment Act of 2009) plus net State lottery proceeds for the fiscal year of issuance. Those direct obligations of the State include general obligation and special obligation bonds that are paid from the State’s GRF, but exclude (i) general obligation debt for third frontier research and development, development of sites and facilities, and veterans compensation, and (ii) general obligation debt payable from non-GRF funds (such as highway bonds that are paid from highway user receipts). Pursuant to the implementing legislation, the Governor has designated the OBM Director as the State official responsible for making the 5% determinations and certifications. Application of the 5% cap may be waived in a particular instance by a three-fifths vote of each house of the Ohio General Assembly and may be changed by future constitutional amendments.
The General Assembly has appropriated sufficient moneys to meet all payments related to the debt service requirements on all of the State’s obligations described above for the current biennium (ending June 30, 2017).
The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application to debt service on obligations issued to finance capital facilities for a system of common schools.
Constitutional amendments relating to taxation, revenues, expenditures, debt or other subjects may be proposed by action of three-fifths of the members elected to each house of the General Assembly or by initiative petition signed by electors numbering at least 10% of the total number of votes last cast for the office of governor. Adoption of a proposed amendment requires approval by a majority of electors voting on it at a statewide election.
The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

State Employees and Collective Bargaining Agreements
Since 1985, the number of regular State employees, excluding employees who are not paid by State warrant such as state university employees, has ranged from a high of 68,573 in 1994 to low of 51,886 at the end of Fiscal Year 2015. The State engages in collective bargaining with five employee unions representing 20 bargaining units, and generally operates under three-year agreements. The current collective bargaining agreement with the Ohio Civil Service Employees Association (OCSEA), the largest State employee union representing eight bargaining units and approximately 28,000 employees, became effective on July 1, 2015 and runs through February 28, 2018. The collective bargaining agreements with the Service Employees International Union District 1199 (the second largest State employee union representing approximately 4,000 state employees) and the Ohio State Troopers Association (representing approximately 1,750 State employees) expired on June 30, 2015; for those two bargaining units, the State is maintaining the same terms and conditions until new three-year agreements have been negotiated. The collective bargaining agreements with the Ohio Education Association and Fraternal Order of Police of Ohio -- the remaining two unions representing a combined approximate 900 State employees -- also expired on June 30, 2015 and were extended under the same terms and conditions until August 31, 2015 while new three year agreements are being negotiated.
Retirement Systems
The State has established five public retirement systems to provide retirement, disability retirement, and survivor benefits and other post-employment benefits such as retiree health care benefits. None of these benefits are guaranteed by the Ohio Constitution or State statutes or subject to bargaining under the State’s current public employee collective bargaining law.
The Public Employees Retirement System (PERS), the largest of the five, covers both State and local public employees. The State Teachers Retirement System (STRS) and School Employees Retirement System (SERS) primarily cover school district and public higher education employees, respectively. The Highway Patrol Retirement System (HPRS) covers State troopers, and the Ohio Police and Fire Pension Fund (OP&F) covers local safety forces. Full financial information for each retirement system can be found on its website in that system’s Comprehensive Annual Financial Report (CAFR).
The five retirement systems began reporting pensions in accordance with GASB Statement No. 67, Financial Reporting for Pension Plans, in Fiscal Year 2014, and the State is currently implementing GASB Statement No. 68, Accounting and Financial Reporting for Pensions, beginning in Fiscal Year 2015. The five retirement systems and the State are also preparing to implement GASB Statement No. 74, Financial Reporting for Postemployment Benefit Plans Other Than Pension Plans, and GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions.
The retirement systems were created by and operate pursuant to State law. As reflected in the 2012 pension reform acts discussed below, the General Assembly has the power to amend the format and benefit levels, impose or revise contribution rates or amounts, or to make other changes. The systems have never been subject to the funding and vesting requirements of the federal Employee Retirement Income Security Act (ERISA). Federal law requires employees hired on or after April 1, 1986 to participate in the Medicare program, with matching employer and employee contributions, each now 1.45% of the wage base. Otherwise, State employees covered by a State retirement system are not currently covered under the federal Social Security Act. Congress has from time to time considered legislation relating to public sector retirement funds and to other aspects of public employee retirement.
Funding for the retirement systems is provided by a combination of public employer and employee contributions based on percentages of each employee’s compensation, with the employees’ contributions being deducted from their paychecks. Those contribution percentages are either established in State law or by the retirement system board subject to a maximum contribution amount established in State law. With the exception of contributions for PERS law enforcement and public safety personnel, and the increased employee contributions for STRS, OP&F and HPRS included in the 2012 pension reform acts described below, the current contribution percentages for each system (set forth in the table below) reflect the maximums permitted under State law.
In 1968, the General Assembly created the Ohio Retirement Study Commission (ORSC) to advise and inform them on all matters relating to the benefits, funding, investment, and administration of the five statewide retirement systems. The Council is composed of nine voting members: three members of the House appointed by the Speaker; three members of the Senate appointed by the President; and three members appointed by the Governor (one representing the State, one representing local governments, and the third representing public education institutions). The five executive directors of the retirement systems also serve as nonvoting members of the ORSC.

Under State law, each retirement system’s board is required to establish a period of not more than thirty years to amortize its unfunded actuarial accrued pension liability. If in any year the period required to amortize that unfunded accrued pension liability (UAAL) exceeds thirty years, the board must prepare and submit to the ORSC and the applicable committees in the Ohio General Assembly, a plan to reduce that amortization period to not more than thirty years. For the most recent reporting periods shown in the summary table below, the number of years to fully amortize UAAL is twenty-one years for PERS, twenty-eight years for SERS, thirty years for STRS and HPRS, and thirty-three years for OP&F. Prior to the 2012 pension reform acts described below, the board of each of the five retirement systems had approved and submitted to the ORSC and the applicable Ohio General Assembly committees a plan to reduce or maintain its amortization period at not more than thirty years. Pursuant to this continuing requirement, the OP&F board increased (effective January 1, 2014) contributions to its pension fund by reducing from 2.85% to 0.5% the amount of employer contributions directed to health care and redirecting the 2.35% difference to pensions, and the STRS board increased (effective July 2014) contributions to its pension fund by reducing from 1.0% to 0.0% the amount of employer contributions directed to healthcare and redirecting the 1.0% difference to pensions. Under the 2012 pension reform act, the OP&F board increased its employee contribution rates by 0.75% per year to its current level of 12.25%.
After extensive review, the General Assembly in September 2012 enacted, and the Governor signed into law effective January 7, 2013, five pension reform acts to implement with modifications plans previously submitted by the five retirement systems to reduce or maintain their UAAL periods to or at not more than thirty years. For PERS, that legislation made changes including, among others, increasing the years of service and eligibility age necessary to retire with full benefits, increasing from three to five the number of years used in determining “final average salary” for purposes of calculating retirement benefits, reducing the post-retirement cost of living adjustment, and increasing the minimum salary threshold required to earn full-time service credit for public employee eligibility to participate in the system. The other reform acts made similar changes to STRS, SERS, OP&F and HPRS, and enacted phased increases in the employee contribution rate for STRS (from 10% to a maximum of 14% by July 2016) and OP&F (from 10% to a maximum of 12.25% by July 2015), and authorizes the HPRS board to increase employee contributions to a maximum of 14% from the current 10% beginning in July 2013, and it has implemented this authorization by increasing the employee contribution rate to 11.5% for 2014 and to 12.5% for 2015 and thereafter. With the exception of PERS, the reform acts also authorize each retirement system’s board to adjust certain pension benefits levels within limits without General Assembly approval. As reflected above, these reform acts did not change the requirement that each system establish a period of not more than thirty years to amortize its pension UAAL and prepare and submit to the ORSC and the Ohio General Assembly a plan to reduce that amortization period if it exceeds thirty years.
The State makes its employer contributions based on a percent of salary for each State employee that is an active member of a state retirement system. Currently, nearly 96% of State employees are members of PERS, about 3.1% are in HPRS and about 1.3% are in STRS. The following table summarizes State employer and employee contributions to those retirement systems with State employee members ($ in millions):
State Fiscal Year	PERS		STRS		HPRS		Total Contributions
	Employer/Employee		Employer/Employee		Employer/Employee
	Amount	Pct of Salary[a]	Amount	Pct of Salary	Amount	Pct of Salary
2010[b]	$406.5/$283.0	14.0%/10.0%	$7.4/$5.3	14.0%/10.0%	$24.4/$9.3	26.5%/10.0%	$735.8
2011[b]	414.4/289.0	14.0/10.0	7.2/5.1	14.0/10.0	25.2/9.5	26.5/10.0	750.3
2012[c]	392.3/273.8	14.0/10.0	6.6/4.7	14.0/10.0	25.0/9.4	26.5/10.0	711.8
2013[c]	385.8/269.1	14.0/10.0	6.2/4.4	14.0/10.0	26.1/9.8	26.5/10.0	701.3
2014[c]	384.9/268.8	14.0/10.0	5.9/4.6	14.0/11.0	26.5/10.7	26.5/11.5 [d]	701.4
2015[c]	383.7/266.8	14.0/10.0	5.8/4.9	14.0/12.0	26.7/12.0	26.5/12.5 [d]	699.9

[a]	Reflects PERS state and local contribution rates. PERS law enforcement employer/employee contribution rate was 17.87%/10.5% in Fiscal Year 2010, increasing gradually to 18.1%/13.0% in Fiscal Year 2015, and public safety was 17.87%/10.5% in Fiscal Year 2010, increasing gradually to 18.1%/12.0% in Fiscal Year 2013.
[b]	Fiscal Year 2011 contributions include 27 pay periods.
[c]	Decline in contributions for Fiscal Years 2012 through 2015 is due to a reduction in the State workforce over this period.
[d]	HPRS employee percent of salary was 10.0% in calendar year 2013, 11.5% in calendar year 2014 and 12.5% in calendar year 2015
Source: Contributions based on percent of payroll expenses from State of Ohio accounting system records.
The State also has funded and continues to fund a subsidy to the OP&F system to pay for survivor benefits provided in law and not otherwise funded. The aggregate subsidies were $41.1 million in the 2012-13 biennium, and $40.9 million in the 2014-15 biennium, and are appropriated at $40.9 million in the 2016-17 biennium. All State employer contributions are subject to appropriation in each State budget and are included in the appropriations for each department or agency’s personnel costs.
The following table summarizes State and local membership and financial data for each of the retirement systems for the most recent year reported by the particular system ($ in millions):
	PERS	STRS	SERS [a]	OP&F	HPRS
Valuation as of:	12/31/14	07/01/14	06/30/14	01/01/14	12/31/13
Active Members	329,773	169,295	121,251	27,451	1,613
State Employees as a. Percent of Active Members	16	0.4	0	0	100
Retirants and Beneficiaries	208,553	152,208	72,605	27,561	1,523
Employer/Employee Contributions (% of Salary)[b]	14.0/10.0(c)	14.0/12.0	14.0/10.0	(d)	26.5/11.5
Active Member Payroll	$12,486.0	$10,725.3	$2,759.3	$1,942.3	$98.5
Market Value of Assets (MVA)	$77,090.1	$70,988.7	$12,820.9	$11,920.5	$729.0
Actuarial Value of Assets (AVA[e]:	$74,865.0	$66,657.2	$11,903.0	$11,063.2	$690.6
Actuarial Accrued Liability (AAL)[f]:	$83,878.1	$94,366.7	$16,860.0	$16,007.9	$966.3
Funding Ratio (AVA to AAL %, (MVA to AAL %)):	83.8 (86.3)	69.3 (73.8)	68.0 (73.3)	66.7(71.9)	69.8 (73.7)
Unfunded Actuarial Accrued Liability (UAAL)	$14,420.0	$29,509.9	$5,589.	$5,514.6	$298.5
UAAL to Active Member Payroll %	115.5	275.1	202.6	283.9	303.0
UAAL Funding Period (years)[g]:	21	30	28	33	30

[a]	SERS information excludes Medicare Part B reimbursement which is considered a post-employment healthcare benefit reported in accordance with GASB Statement 43 for all data except MVA.
[b]	For PERS and SERS the maximum employer and employee contribution rates under law are 14% and 10%. For STRS and HPRS, the maximum employer and employee contributions rates are 14.0/14.0% and 27.5/14.0%, respectively. Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post –employment health care benefits.
[c]	PERS state employer/employee contribution rate is 14.0/10.0%, local is 14.0/10.0%, law enforcement is 18.1/13.0%, and public safety is 18.1/12.0%. PERS state and local employer and employee contribution rates increased to their current statutory maximum of 14.0% and 10.0%, respectively, in calendar year 2008.
[d]	Police is 19.5/11.13% and fire 24.0/11.13%. The maximum employer and employee contribution rates under law are 19.5/12.25% for police and 24.0/12.25% for fire.
[e]	Recognizes assumed long-term investment returns fully each year (8.25% for OP&F, 8.00% for PERS and HPRS, and 7.75% for STRS and SERS). Differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased-in over a closed four-year period.
[f]	Reflects an individual entry age normal actuarial cost method.
[g]	UAAL funding period for PERS, SERS and HPRS is calculated based on a closed period as a level percent of payroll, except for the portion of PERS members who participate in the member directed plan which uses a level dollar of payroll. STRS and OP&F are calculated based on an open period as a level percent of payroll.
Note: Valuation results reflect all legislative changes described above enacted in September 2012.
Sources: Retirement systems’ CAFRs and annual actuarial valuations.
GASB Statement No. 67 replaced prior accounting standards for reporting pension plan information beginning for Fiscal Year 2014. Under this new accounting standard, the reporting of unfunded actuarial accrued liability (UAAL) has been replaced by the net pension liability (NPL). The NPL represents the excess of the total pension liability over fiduciary net position. The components of the NPL and the sensitivity of the NPL to changes in the single discount rate for each of the retirement systems for the most recent year are as follows ($ in millions):
	PERS	STRS	SERS (a)	OP&F	HPRS
Valuation as of:	12/31/14	07/01/14	06/30/14	01/01/14	12/31/13
Total Pension Liability[a]	$89,277.0	$96,167.1	$17,881.8	$18,633.9	$1,044.3
Plan Fiduciary Net Position[b]	$77,254.0	$71,843.6	$12,820.9	$13,453.4	$740.7
Net Pension Liability (NPL)	$12,023.0	$24,323.5	$5,060.9	$5,180.4	$303.7
Plan Fiduciary Net Position as a Percentage of Total Pension Liability	86.5%	74.7%	71.7%	72.2%	70.9%
NPL Calculated With 1% Decrease in Discount Rate	$22,194.0	$34,821.7	$12,820.9	$7,165.3	$414.1
NPL Calculated With 1% Increase in Discount Rate	$3,458.0	$15,455.5	$5,060.9	$3,499.8	$211.2

[a]	Reflects a single discount rate of 8.0% for PERS and HPRS, 7.75% for STRS and SERS, and 8.25% for OP&F. The projection of cash flows used to determine the discount rate assumed that employee and employer contributions are made at the actuarially determined rates under State law. Based on those assumptions, the fiduciary net position was projected to be available to make all projected future benefit payments. Therefore, the long term expected rate of return on pension plan investments was applied to all periods of project benefit payments to determine total pension liability. Also reflects an individual entry age actuarial cost method.
[b]	Based on the market value of assets.
Sources: Retirement systems’ CAFRs.
The following table summarizes financial and funding information for the five years previous to the current year information provided above as reported by the particular system ($ in millions):
Retirement System Valuation Year-End	Actuarial Value of Assets (AVA)[a]	Actuarial Accrued Liability (AAL)[b]	Unfunded Actuarial Accrued Liability (UAAL)[c]	Funding Ratio (AVA to AAL)	Market Value of Assets (MVA)	Funding Ratio (MVA to AAL)	Active Member Payroll	UAAL Percent of Active Member Payroll
PERS
12/31/13	$71,411.2	$86,644.6	$15,233.3	82.4%	$74,866.6	86.4%	$12,331.0	123.5%
12/31/12	$67,854.8	$83,878.1	$16,023.3	80.9%	$67,854.9	80.9%	$12,194.0	131.4%
12/31/11	$65,436.1	$84,529.7	$19,093.6	77.4%	$61,846.7	73.2%	$12,399.0	154.0%
12/31/10	$63,649.1	$80,485.0	$16,836.0	79.1%	$63,649.1	79.1%	$12,450.0	135.2%
12/31/09	$57,629.4	$76,555.0	$18,925.6	75.3%	$57,733.8	75.4%	$12,548.3	150.8%
STRS
07/01/13	$62,590.8	$94,366.7	$31,775.9	66.3%	$64,706.0	68.6%	$10,765.6	295.2%
07/01/12	$59,489.5	$106,301.8	$46,812.3	56.0%	$60,693.6	57.1%	$10,879.1	430.3%
07/01/11	$58,110.5	$98,766.2	$40,655.7	58.8%	$63,116.7	63.9%	$11,097.6	366.3%
07/01/10	$55,946.3	$94,720.7	$38,774.4	59.1%	$54,140.4	57.2%	$11,057.3	350.7%
07/01/09	$54,902.9	$91,441.0	$36,538.1	60.0%	$50,095.7	54.8%	$10,800.8	338.3%
SERS [d]
06/30/13	$11,007.0	$16,860.0	$5,853.0	65.3%	$11,300.5	67.0%	$2,746.8	213.1%
06/30/12	$10,284.0	$16,372.0	$6,088.0	62.8%	$10,331.7	63.1%	$2,788.2	218.4%
06/30/11	$10,397.0	$15,943.0	$5,546.0	65.2%	$10,619.2	66.6%	$2,852.4	194.4%
06/30/10	$10,787.0	$14,855.0	$4,068.0	72.6%	$9,071.9	61.1%	$2,842.7	143.1%
06/30/09	$9,723.0	$14,221.0	$4,498.0	68.4%	$8,134.1	57.2%	$2,787.4	161.4%
OP&F
01/01/13	$10,278.0	$16,007.9	$5,729.9	64.2%	$10,602.8	66.2%	$1,913.4	299.5%
01/01/12	$10,309.0	$16,346.7	$6,037.7	63.1%	$9,688.4	59.3%	$1,897.4	318.2%
01/01/11	$10,681.0	$15,384.4	$4,703.4	69.4%	$10,075.5	65.5%	$1,868.5	251.7%
01/01/10	$10,794.1	$14,830.7	$4,036.7	72.8%	$9,056.8	61.1%	$1,895.2	213.0%
01/01/09	$9,309.2	$14,307.1	$4,998.0	65.1%	$7,757.6	54.2%	$1,900.9	262.9%
HPRS
12/31/12	$658.4	$966.3	$307.9	68.1%	$642.6	66.5%	$98.1	313.8%
12/31/11	$623.4	$1,047.7	$424.3	59.5%	$603.4	57.6%	$93.1	455.7%
12/31/10	$631.0	$1,017.8	$386.8	62.0%	$647.1	63.6%	$94.8	408.2%
12/31/09	$620.4	$940.1	$319.7	66.0%	$595.0	63.3%	$94.8	337.2%
12/31/08	$603.3	$904.5	$301.3	66.7%	$502.7	55.6%	$94.3	319.5%

[a]	Recognizes assumed long-term investment returns fully each year (8.25% for OP&F, 7.75% for SERS, and 8.0% for the remaining systems). Differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased -in over a closed four-year period, except for OP&F in 2010-2012 which phases-in over a five-year period.
[b]	Reflects an individual entry age actuarial cost method.
[c]	UAAL is calculated based on an open period as a level percent of payroll, except for PERS in 2012-13, HPRS in 2012, and SERS for which UAAL is calculated based on a closed period of time and the portion of PERS members who participate in the member directed plan which uses a level dollar of payroll.
[d]	Excludes Medicare Part B reimbursement which is considered a post-employment health care benefit reported in accordance with GASB 43 for all data except MVA.
Sources: Retirement systems’ CAFR’s and annual actuarial valuations.
Each of the State’s public retirement systems also offers post-employment health care benefits to its members. Contributions to and benefits under these health care programs are not vested and, as reflected by the recent actions of the OP&F and STRS boards described above, are subject to future adjustment by their respective boards. In this regard, PERS adopted, beginning in 2004, a series of health care preservation plans to adjust benefits and contributions by employers, employees, and retirees. Financial reporting of their health care plans is in compliance with GASB Statement 43 – Financial Reporting for Post-Employment Benefit Plans Other than Pension Plans.

The following table presents a summary of assets and actuarial accrued liabilities for post-employment healthcare benefits for each of the State’s public retirement systems ($ in millions):
	PERS	STRS	SERS	OP&F	HPRS
Valuation as of:	12/31/13	01/01/15	06/30/14	01/01/14	12/31/13
Value of Assets[a]	$12,031.4	$3,454.4	$413.9	$1,053.5	$102.1
Actuarial Accrued Liability (AAL)[b]	$19,784.1	$4,676.2	$2,475.6	$5,244.6	$438.6
Unfunded Actuarial Accrued Liability (UAAL)[c]	$7,752.7	$1,221.9	$2,061.8	$4,191.0	$336.5
Funding Ratio (Assets to AAL %)	60.8%	73.9%	16.7%	20.1%	23.3%
Employer Contribution (% of Salary)[d]	1.0%	0.0%	0.14% [e]	0.50%	3.65%

[a]	For PERS and HPRS, investment returns are recognized fully each year with the differences between actual and assumed investment returns (assumed at 5%), subject to each system’s market corridor limitation, phased-in over a closed four-year period. For STRS, SERS and OP&F, reflects market value.
[b]	Reflects an individual entry age normal actuarial cost method.
[c]	UAAL is calculated based on an open period as a level percent of payroll.
[d]	Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post-employment health care benefits. This amount has typically ranged from 1.0% to 7.0% of salary. For OP&F, reflects overall effective rate. See discussion above for recent adjustments by OP&F and STRS boards to portion of employer contribution directed to fund health care benefits.
[e]	SERS also collects a health care surcharge from employers for employees who earn less than an actuarially determined minimum compensation amount. This amount is in addition to the amount allocated to health care from the employer contributions.
Sources: Retirement systems’ annual actuarial valuations.
The following table presents a summary of assets and actuarial accrued liabilities for post-employment healthcare benefits for the three years previous to the current year information provided above for each of the State’s public retirement systems ($ in millions):
Retirement System Valuation Year-End	Value of Assets[a]	Actuarial Accrued Liability (AAL)[b]	Unfunded Actuarial Accrued Liability (UAAL)[c]	Funding Ratio (AVA to AAL)	Employer Contribution (% of Salary)[d,e]
PERS
12/31/12	$12,193.3	$19.182.3	$6.989.0	63.6%	4.0%
12/31/11	$12,115.0	$31,020.2	$18,905.0	39.1%	4.0%
12/31/10	$12,320.0	$30,531.0	$18,211.0	40.4%	5.0%
12/31/09	$10,936.0	$31,558.0	$20,622.0	34.7%	5.9%
STRS
01/01/04	$3,471.9	$4,664.4	$1,192.6	74.4%	1.0%
01/01/13	$3,121.6	$4,254.1	$1,132.5	73.4%	1.0%
01/01/12	$2,968.2	$5,094.4	$2,126.3	58.3%	1.0%
01/01/11	$3,108.5	$8,631.3	$5,522.8	36.0%	1.0%
SERS
06/30/13	$379.2	$2,918.3	$2,539.1	13.0%	0.16%
06/30/12	$355.1	$2,691.5	$2,336.4	13.2%	0.55%
06/30/11	$355.7	$2,410.1	$2,054.4	14.8%	1.43%
06/30/10	$325.0	$2,369.1	$2,044.1	13.7%	0.46%
OP&F
01/01/13	$935.6	$4,234.8	$3,299.2	22.1%	3.62%
01/01/12	$780.1	$3,698.8	$2,918.6	21.1%	6.75%
01/01/11	$717.7	$3,295.3	$2,577.6	21.8%	6.75%
01/01/10	$573.4	$3,232.4	$2,659.0	17.7%	6.75%
HPRS
12/31/12	$99.8	$411.5	$311.7	24.3%	1.75%
12/31/11	$99.0	$424.1	$325.1	23.3%	1.75%
12/31/10	$104.7	$406.9	$302.2	25.7%	3.50%
12/31/09	$100.8	$287.6	$186.8	35.0%	4.50%

[a]	For PERS & HPRS, recognizes investment returns fully each year (PERS assumed at 6.5% in 2009-2010, 5.0% in 2011-12 and HPRS assumed at 6.5% in 2009, 5.0% in 2010-2012) with the differences between actual and assumed investment returns, subject to each system’s market corridor limitation, phased-in over a closed four-year period. For STRS, SERS and OP&F, reflects market value.
[b]	Reflects an individual entry age normal actuarial cost method.
[c]	UAAL is calculated based on an open period as a level percent of payroll.

[d]	Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post-employment health care benefits. This amount has typically ranged from 1.0% to 7.0% of salary. For PERS, reflects overall effective rate.
[e]	SERS also collects a health care surcharge from employers for employees who earn less than an actuarially determined minimum compensation amount. This amount is in addition to the amount allocated to health care from the employer contributions.
Sources: Retirement systems’ annual actuarial valuations.
Schools and Municipalities
Schools. Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools”. On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in preceding years.
In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.
With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.
On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiffs’ subsequent petition requesting further review of the case.
In the years following this litigation, the General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities (see discussion under State Debt). December 2000 legislation also addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”
Under the financial structure in place before the 2009-10 biennium, Ohio’s 613 public school districts and 49 joint vocational school districts received a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in most recent years, including small aggregate increases even in those fiscal years in which appropriations cutbacks were imposed.
School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.
The State’s school subsidy formulas that were used until the 2009-10 biennium were structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.
To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 184 districts.
Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (LPEF) (but excluding federal and other special revenue funds) for recent biennia were:
•	2006-07 - $16.4 billion (a 4.5% increase over the previous biennium before the expenditure reductions discussed above for the 2006-07 biennium).

•	2008-09 - $17.2 billion (a 5.1% increase over the previous biennium before the expenditure reductions discussed above for the 2008-09 biennium).
•	2010-11 - $17.0 billion (a 1.6% decrease over the previous biennium. These amounts are exclusive of the $1.463 billion of appropriations to school districts for the 2010-11 biennium from “Federal Stimulus” funding received under the American Recovery and Reinvestment Act of 2009).
•	2012-13 - $16.6 billion (a 2.3% decrease over the previous biennium).
•	2014-15 - $18.3 billion (a 10.5% increase over the previous biennium).
State appropriations for school funding for the 2016-17 biennium are $20.0 billion (a 9.3% increase from those appropriations in the previous biennium), representing an increase of 4.0% in Fiscal Year 2016 over Fiscal Year 2015 and an increase of 4.1% in Fiscal Year 2017 over Fiscal Year 2016.
The amount of lottery profits transferred to the LPEF totaled $803.1 million in Fiscal Year 2013, $904.3 million Fiscal Year 2014, $990.0 million in Fiscal Year 2015 and is currently estimated to be $984.0 million in Fiscal Year 2016. Ohio participation in the multi-state lottery commenced in May 2002, A constitutional provision requires that net lottery profits be paid into LPEF be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities. . The 2010-11 biennial appropriations Act also authorized the implementation of video lottery terminals (VLTs) at Ohio’s seven horse racing tracks. See Recent and Current Finances – 2010-11 Biennium for a discussion of litigation concluded in the Ohio Supreme Court declaring that the authorization of those VLTs is subject to voter referendum and subsequent withdrawal of that referendum by the committee for the petitioners, and see State Debt for an appeal currently pending before the Ohio Supreme Court in another case attempting to challenge the VLT authorization in the 2010-11 biennial appropriations Act.
The 2014-15 biennial appropriations Act enacted a new funding formula for the distribution of State funding to local school districts based on a per pupil amount. This per pupil formula is similar to the “Building Blocks” school funding formula in place through Fiscal Year 2009 until its replacement with the “Evidenced Based Model” for the 2010-11 biennium. The Evidenced Based Model was repealed in July 2011 and a temporary formula was put in place for the 2012-13 biennium that allocated funding to each school district based on the per pupil funding it received for Fiscal Year 2011, adjusted by its share of a statewide per pupil adjustment amount that was indexed by the districts relative tax valuation per pupil.
The current 2016-17 biennial appropriations Act modified certain components of the funding formula to distribute new resources to districts with less capacity to raise revenue through local sources. Under the modified formula, the State Department of Education will compute and pay to each school district education aid based on a per pupil funding amount of $5,900 in Fiscal Year 2016 and $6,000 in Fiscal Year 2017) multiplied by each school district’s “state share index” which uses a three year average of adjusted property valuation per pupil and the median income of that school district to calculate the percentage of the per-pupil amount that is to be paid by the State and the amount assumed to be contributed by the school district through local sources. The 2016-17 biennial appropriations Act also supplements transportation funds for low density districts and continues to provide additional funds for students with exceptional needs, including those with special needs and the disabled, and limited English proficiency, and for economically disadvantaged and gifted students. Funding is also provided based on the number of K-3 students at each school district to be used to help school districts comply with Ohio’s 3rd grade reading guarantee. The Act continues funding for the “Straight A Fund” to provide school districts with grants to develop and implement creative and innovative instructional models to inspire learning and student growth.
Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch” discussed below under Municipalities, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. Newer legislation created a third, more preliminary, category of “fiscal caution”. A current listing of school district in fiscal emergency or watch status can be found on the Auditor of State’s website at http://www.auditor.state.oh.us.
Municipalities. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 932 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of more than 100,000 and 16 cities exceed 50,000 in population.
A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined “fiscal emergencies.” A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality’s bonds and notes and, subject to the act’s stated standards and controls, permits the State to purchase limited amounts of the municipality’s short-term obligations (used only once, in 1980).
As noted in the discussion above of the 2004-05, 2008-09 and 2012-13 biennia, the amount of distributions in those biennia to most local governments, including municipalities, from the several State local government revenue assistance funds have been subject to reductions and other adjustments in several of those recent biennia.
The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an “if and as needed” basis and is not aimed at particularly identified existing fiscal problems of those subdivisions. A current listing of governments in each status is on the Internet at http://www.auditor.state.oh.us.
State and Local Taxes
The variety of taxes and excises levied by the State is indicated in several tables in this Section. According to the Federation of Tax Administrators, citing the U.S. Census Bureau as its source, the State ranked 33rd in state taxes per capita in 2013. Three major tax bases in the State - personal income (taxed by the State and municipalities and, with voter approval, by certain school districts), retail sales and use (taxed by the State and counties and transit authorities), and real and tangible personal property (taxed by local governments) - are described below. In addition, the State has completed the phase-in over fiscal Years 2006 through 2010 of its commercial activity tax (CAT) on taxable gross receipts in excess of $1,000,000 from doing business in Ohio, and the phase out over the same general period of its corporate franchise tax (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions which was eliminated and replaced with a new financial institutions tax effective tax year 2014). The initial rate for the CAT was 0.06% effective July 1, 2005, with that rate increased annually in approximately equal amounts (about 0.05%) until levied at the current rate of 0.26%. Beginning calendar year 2014, the State established a variable minimum tax on the CAT for businesses with taxable gross receipts greater than $1 million (see Recent and Current Finances – 2014-15 Biennium). As described further below, the receipts from the CAT were directed in part to make compensating payments to school districts and other local taxing units in connection with the phase-out of the tangible personal property tax in 2006 through 2009.
The State also imposes a tax on the use, distribution, or sale of motor vehicle fuel. This “gasoline” tax was raised two-cents per gallon effective July 1, 2005 to 28 cents per gallon (one cent of this tax is specifically directed to local highway-related infrastructure projects).
Sales and Use Tax
The State sales and use tax rate was increased one quarter percent from 5.5% to 5.75% beginning September 1, 2013 (see Recent and Current Finances – 2014-15 Biennium). Prior to this increase, the rate had been 5.5% since July 1, 2005. The sales and use tax is levied uniformly across counties on retail sales of tangible personal property that are not specifically exempt. Retail sales include the rental and storage of tangible personal property, the rental of hotel rooms, and certain specified services including, but not limited to, repair and installation services, data processing, computer, and electronic information services, telecommunication and certain personal care services.
Counties and transit authorities each are authorized to levy permissive sales and use taxes at rates of 0.25% to 1.5% in quarter-percent increments. The highest potential aggregate of State and permissive local sales taxes is 8.75% and the highest currently levied by any county is 8%. The State collects the combined state and local tax and returns the local share directly to the counties and transit authorities.
Personal Income Tax
Under the State’s current biennial appropriations Act, State personal income tax rates were reduced 8.5% in calendar year 2013, 1.5% in calendar year 2014, and by 6.3% in calendar year 2015(see Recent and Current Finances – 2014-15 Biennium and Current Biennium). The indexing of the State income tax brackets and the personal exemption are suspended while these rate reductions are implemented. Recent legislation also established a deduction for pass-through entities and sole proprietorships annual business net income of 75% in tax years 2014 and 2015, and 100% in tax year 2016 and beyond up to $250,000 (see Recent and Current Finances – 2014-15 Biennium and Current Biennium). The 2014 personal income tax rates ranged from 0.528% on incomes of $5,200 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $208,500 of $8,529 plus 5.333% on the amount over $208,500. Previously, personal income tax rates were reduced 4.2% annually in each of the years 2005 through 2008 and, after the postponement discussed under Recent and Current Finances – 2010-11 Biennium, again in 2011, resulting in an aggregate 21% decrease from the 2004 rates.
The Ohio Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is no present constitutional limit on income tax rates.
Municipalities, school districts and joint economic development districts and zones may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries and business net income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2011 was 3%. A school district income tax is currently approved in 184 districts. Each joint economic development district or zone may also levy an income tax (which like municipal income taxes applies generally to wages and salaries and business net income) with the rate of that tax limited to the highest income tax rate of a municipal member of the district or zone). Effective July 1, 2005, there may also be proposed for voter approval municipal income taxes to be shared with school districts, but those taxes may not be levied on the income of nonresidents.
Since 1970 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio’s ranking among the states moving from fifth in 1970 to seventh in 1990, moving between seventh and eighth in 1994 through 2003, and eighth since 2004. This movement, portrayed below, in significant measure reflects “catching up” by several other states and a trend in Ohio toward more service sector employment.
Personal Income
($ in Billions)
	U.S.	Ohio	Ohio % of U.S.	State Rank*
1970
Total	$ 855.1	$ 44.1	5.2%	5
per capita	4,196	4,136	98.6	18
1980
Total	2,306.3	107.0	4.6	6
per capita	10,150	9,907	97.6	25
1990
Total	4,8888.5	202.8	4.1	7
per capita	19,584	18,663	95.3	21
2000
Total	8,630.6	325.2	3.8	8
per capita	30,587	28,620	96.3	27
2010
Total	12,417.7	417.9	3.4	8
per capita	40,144	36,199	90.2	32
2011
Total	13,189.9	446.2	3.4	8
per capita	42,332	38,631	91.3	30
2012
Total	13,873.2	464.8	3.4	8
per capita	44,200	40,230	91.0	30
2013
Total	14,151.4	475.0	3.4	8
per capita	44,765	41,049	91.7	30
2014**
Total	14,708.6	493.6	3.4	8
per capita	46,129	42,571	92.3	29

*	Excludes District of Columbia.
**	Preliminary
Source: U.S. Department of Commerce, Bureau of Economic Analysis.
In addition to personal income, the retail sales base is an important indicator of sales and use tax receipts.

Retail Sales
($ in Billions)
Fiscal Year	Ohio Retail Sales[a]	U.S. Retail Sales[b]	Ohio % of U.S.
1980	$ 39.01	$ 979.25	4.0%
1990	66.95	1,914.04	3.5
2000	117.72	3,213.82	3.6
2009	128.66	4,160.21	3.1
2010	129.81	4,190.84	3.1
2011	137.52	4,465.99	3.1
2012	147.55	4,760.59	3.1
2013	154.11	4,978.46	3.1
2014	158.12	5,154.93	3.1

[a]	Calculated by Global Insight based on data from the U.S. Department of Commerce, Bureau of the Census.
[b]	U.S. Census Bureau Web Site.
Property Tax
The following table lists the non-exempt real and tangible personal property tax base in the State and taxes levied on that base (on a calendar year basis). Only local taxing subdivisions, and not the State, currently tax the real and tangible personal property included in this table. Reported figures for 2014 show that these property taxes represent 3.35% of Ohio personal income.
	Assessed Value[a]	Percent of True Value[b]	Taxes Charged
1980
Real[c]	$ 56,457,842,607	27.1%	$ 2,343,384,488[e]
Tangible[d]	15,649,200,844	39.2	765,047,826
Public Utility[c]	8,670,052,613	83.3	411,321,235
1990
Real	93,857,482,000	35.0	4,593,147,000 [e]
Tangible[d]	18,473,055,000	28.0	1,149,643,000
Public Utility[c,f]	12,934,191,000	88.6	799,396,000
2000
Real…	167,857,657,350	35.0	8,697,809,112 [e]
Tangible[d]	23,298,302,564	25.0	1,720,740,378
Public Utility[c,f]	13,635,709,860	67.0	967,674,709
2010
Real…	238,264,394,249	35.0	14,486,087,962 [e]
Tangible[d]	320,961,400	5.0(b)	18,432,832
Public Utility[c,f]	10,096,712,600 [g]	52.9	747,237,219
2011
Real…	231,189,983,505	35.0	14,602,588,295 [e]
Tangible[d]	-0-	-0-(b)	-0-
Public Utility[c,f]	10,526,028,040 [g]	51.0	804,746,979
2012
Real…	225,314,466,955	35.0	14,767,601,611 [e]
Tangible[d]	-0-	-0-(b)	-0-
Public Utility[c,f,h]	11,105,363,530 [g]	52.4	572,521,025
2013
Real…	226,356,619,274	35.0	15,138,100,663 [e]
Tangible[d]	-0-	-0-(b)	-0-
Public Utility[c,f,h]	11,899,256,920 [g]	53.1	948,094,817
2014
Real…	230,378,310,115	35.0	15,465,341,626 [e]
Tangible[d]	-0-	-0-(b)	-0-
Public Utility[c,f]	12,880,528,010	55.3	1,045,187,750

[a]	Increases in assessed value of “Real” are in part products of reappraisals.

[b]	Regular annual reductions for “Tangible” (except for most public utility tangible) reached 0% in 2009, only telecommunication and telephone personal property was taxable in 2009 and 2010.
[c]	Includes public utility personal property owned and located within Ohio and railroad real property; excludes public utility real property.
[d]	Includes machinery, inventories, fixtures; effective tax year 2007 includes telephone company property. Excludes public utility tangible property. Effective tax year 2009 includes only telephone company property.
[e]	Includes the statutory 10% rollback (12.5% for owner-occupied residences) and elderly/handicapped partial exemption amounts, paid by the State to local taxing entities to compensate for statutory reductions in local tax collections. Effective for tax year 2005 and thereafter, the 10% rollback is eliminated for real property used in business, with exceptions for certain property used in farming or for housing. The 12.5% rollback for owner-occupied residences was eliminated for new voter-approved tax levies (see Recent and Current Finances – 2014-15 Biennium).
[f]	Beginning in 1990, the true value of most public utility property is based on annual composite allowances that vary according to the type and age of property.
[g]	Beginning in 2001, the statutory assessment rate for electric and gas utilities decreased from 88% to 25%.
[h]	Calculated using 2011 assessment rates on the breakdown of electrical property.
Source: Ohio Department of Taxation.
Under State legislation effective July 1, 2005 and as reflected in the above table, the tangible personal property tax (including inventories) (TPPT) has been phased out over tax years 2006 through 2009, with that tax generally eliminated beginning in tax year 2009. That legislation provided for the State to make replacement distributions to school districts and other local taxing units from revenue generated by the State commercial activity tax (CAT). Distributions are generally based on the taxable value of tangible personal property as reported in 2004 and property tax levies in effect for 2005. In Fiscal Year 2012, the State begins phasing-out TPPT replacement payments to schools and local governments with replacement payments to schools reduced by two percent of each district’s total resources in Fiscal Year 2012 and Fiscal Year 2013 for a total reduction of four percent; and replacement payments to local governments reduced by two percent of total resources for tax years 2011, 2012 and 2013 for a total reduction of six percent. Replacement payments were then frozen in Fiscal Years 2014 and 2015. Phasing out of these replacement payments resumed beginning in Fiscal Year 2016 and beyond with payments to school districts reduced between 1% and 2% of each district’s total resources under a wealth quintile with the highest wealth district’s getting a two percent annual reduction and the lowest wealth districts getting a one percent annual reduction; and beginning in fiscal year 2016 and beyond replacement payments to local governments are reduced annually by two percent of total resources.
Beginning July 2007, the State’s homestead exemption program, which takes the form of a credit on local residential real property tax bills, was expanded to allow all senior citizens and disabled Ohioans, regardless of income, to exempt from tax the first $25,000 of the market value of their home. Previously, eligibility was restricted and benefits were tiered based on income. Beginning July 1, 2013, eligibility for new applicants is based on income (see Recent and Current Finances – 2014-15 Biennium). The total cost of the homestead exemption program in Fiscal Year 2014 was $458.5 million and in Fiscal Year 2015 was $467.4 million.
Property tax relief payments by the State to local subdivisions totaled $3.41 billion for the 2012-13 biennium, $3.59 billion for the 2014-15 biennium, and are appropriated at $3.72 billion for the 2016-17 biennium.
At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The State’s Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes o particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy, without a vote or charter provision, to 10 mills per $1 of assessed valuation - commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”
Ohio Economy
Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the non-manufacturing sectors. Ohio’s preliminary 2014 economic output, as measured by its gross state product (GSP) totaled $583.3 billion, 3.37% of the national GSP and seventh largest among the states. The State ranks fourth within the manufacturing sector as a whole ($98.7 billion) and fourth in durable goods ($55.0 billion). As a percent of Ohio’s preliminary 2014 GSP, manufacturing was responsible for 16.9%, with 21.8% attributable to the goods-producing sectors and 34.6% to the business services sectors, including finance, insurance and real estate. Ohio is the ninth largest exporting state, with 2014 merchandise exports totaling $52.1 billion. The State’s leading export products are machinery (including electrical machinery), motor vehicles and aircraft/spacecraft, which together accounted for 50.5% of that total.
In addition, with 14.0 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 75,000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio’s economy. Ohio’s 2013 crop production value of $7.4 billion represented 3.4% of the U.S. total value. Ohio accounts for more than 4.0% of total U.S. cash receipts for corn and soybeans. In 2013, Ohio’s agricultural sector output

(consisting of crops, livestock, poultry and dairy, and services and forestry, and all farm-related income) totaled $12.7 billion. Ohio purchased inputs (feed, seed, chemicals, fertilizer, livestock, utilities, labor, and machinery) totaled $6.2 billion. The net farm income on Ohio farms in 2013 was $3.6 billion.
The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Eerie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking tenth among the states in coal reserves and tenth in coal production in 2013.
Payroll employment in Ohio, in a diversifying employment base, decreased in 2001 through 2003, increased in 2004 through 2006, decreased in 2007 through 2010, and increased in 2011 through 2014. In the last three decades, there has been a shift toward the services industry, with manufacturing employment decreasing since its 1969 peak. The “nonmanufacturing” sector now employs approximately 87% of all nonagricultural payroll workers in Ohio.
The changing mix of employment sectors nationally and in Ohio are shown in the following tables:
Ohio Nonfarm Payroll Jobs by Industry Type
Not Seasonally Adjusted (in 000)
	1980	1990*	2000*	2010*	2014*
Mining & Logging*	31	18	13	11	15
Construction	167	192	246	169	194
Manufacturing	1,264	1,060	1,021	621	673
Trade, Transportation & Public Utilities*	1,180	963	1,115	948	993
Financial Activities	n.a.	101	107	78	73
Information*	204	255	305	277	288
Services.	831	1,172	1,549	1,672	1,807
Leisure & Hospitality*	n.a.	400	483	475	529
Government	690	722	785	780	759
TOTAL.	4,367	4,882	5,625	5,036	5,331

Source: U.S. Department of Labor, Bureau of Labor Statistics, National and State Current Employment Statistics.
*	Reflects change in the bases for industry classification from the 1987 Standard Industrial Classification System (SIC) to the 2002 North American Industry Classification System (NAICS). Data for 1990 and 2000 has been adjusted to reflect this change.
Distribution of Nonfarm Payroll Jobs by Industry Type (%)
	1980		1990*		2000*		2010*		2014*
	Ohio	U.S	Ohio	U.S.	Ohio	U.S.	Ohio	U.S.	Ohio	U.S.
Mining & Logging*	0.7	1.1	0.4	0.7	0.2	0.5	0.2	0.5	0.3	0.6
Construction	3.8	4.8	3.9	4.8	4.4	5.2	3.4	4.2	3.6	4.4
Manufacturing	29.0	22.4	21.7	16.2	18.2	13.1	12.3	8.8	12.6	8.8
Trade, Transportation & Public Utilities*	27.0	28.2	19.7	20.7	19.8	19.9	18.8	18.9	18.6	19.0
Information*	n.a.	n.a.	2.1	2.5	1.9	2.8	1.5	2.1	1.4	2.0
Financial Activities	4.7	5.7	5.2	6.0	5.4	5.8	5.5	5.9	5.4	5.7
Services	19.0	19.8	24.0	23.9	27.5	28.0	33.2	32.2	33.9	33.2
Leisure & Hospitality*	n.a.	n.a.	8.2	8.5	8.6	9.0	9.4	10.0	9.9	10.6
Government	15.8	18.0	14.8	16.8	14.0	15.8	15.6	17.3	14.2	15.7

Source: U.S. Department of Labor, Bureau of Labor Statistics, National and State Current Employment Statistics. The distribution percentages are as calculated by OBM.
*	Reflects change in the bases for industry classification from the 1987 Standard Industrial Classification System (SIC) to the 2002 North American Industry Classification System (NAICS). Data for 1990 and 2000 has been adjusted to reflect this change.
Ohio and U.S. unemployment rates have been as follows:
Average Monthly Unemployment Rates (Seasonally Adjusted)
Year	Ohio	U.S.
1980	8.4%	7.1%
1990	5.6	5.6
2000	4.0	4.0
2004	6.3	5.5

Year	Ohio	U.S.
2005	5.9	5.1
2006	5.4	4.6
2007	5.6	4.6
2008	6.4	5.8
2009	10.3	9.3
2010	10.3	9.6
2011	8.8	8.9
2012	7.4	8.1
2013	7.5	7.4
2014	5.7	6.2
2015
- January	5.1	5.7
- February	5.1	5.5
- March	5.1	5.5
- April	5.2	5.4
- May	5.2	5.5

Source: Ohio Department of Job and Family Services, Labor Market Information.
Population
Ohio’s 2010 decennial census population of 11,536,504 indicated a 1.6% population growth between 2000 and 2010 and ranked Ohio seventh among the states in population. The following table shows selected census figures:
Ohio Population — Total and by Age Group
Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over
1970	10,657,017	6	9.7%	4,124,400	5,539,600	993,500
1980	10,797,630	6	1.4	3,502,900	6,125,200	1,169,500
1990	10,847,115	7	0.5	3,141,000	6,299,100	1,407,000
2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800
2010	11,536,504	7	1.6	3,067,126	6,847,363	1,622,015

Source: U.S. Census Bureau Web Site, Population Estimates.
Population of Ohio - Metropolitan Areas(a)
	1970	1980	1990	2000	2010
Cleveland	2,063,729	1,898,825	2,202,069 [b]	2,250,871 [b]	2,077,240 [b]
Cincinnati	1,106,821	1,100,983	1,526,092 [c]	1,646,395 [c]	2,130,151 [d]
Columbus	1,017,847	1,093,316	1,345,450 [e]	1,540,157 [e]	1,836,536 [e]
Dayton	852,531	830,070	951,270 [f]	950,558 [f]	979,835 [f]
Akron	679,239	660,328	657,575	694,960	703,200
Toledo	643,443	656,940	614,128	618,203	651,429
Youngstown-Warren	537,124	531,350	600,895 [g]	594,746 [g]	565,773 [g]
Canton	393,789	404,421	394,106	406,934	404,422
Lorain-Elyria	256,843	274,909	[b]	[b]	[b]
Hamilton-Middletown	226,207	258,787	291,479	332,807	[e]
Lima	210,074	218,244	154,340	155,084	106,331
Mansfield	129,997	131,205	174,007 [g]	175,818 [g]	124,475
Steubenville	96,193	91,564	142,523 [h]	132,008 [h]	124,454 [h]

[a]	SMSAs in 1970 & 1980, MSAs in 1990 and 2000 (PMSA’s for Cleveland, Cincinnati, Akron, and Hamilton-Middletown).
[b]	Lorain-Elyria included with Cleveland.
[c]	Includes 12 counties (two in Indiana and six in Kentucky).
[d]	Includes 15 counties (three in Indiana and seven in Kentucky); Includes Hamilton-Middleton.
[e]	Newark added.
[f]	Springfield added.
[g]	Includes three counties.
[h]	Weirton added; includes two counties in West Virginia.

Source: U.S. Census Bureau Web Site, Metropolitan Area Population Estimates.
As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s, Standard & Poor’s and Fitch, respectively.
Pennsylvania Municipal Money Market Portfolio
Because the Pennsylvania Municipal Money Market Portfolio invests in Pennsylvania (referred to herein as the “Commonwealth,” the “state” or “Pennsylvania”) municipal securities, the Pennsylvania Municipal Money Market Portfolio is susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities. Without intending to be complete, the information set forth below briefly summarizes some of the factors affecting the financial situation in Pennsylvania. Such information is derived from official statements utilized in connection with the issuance of Pennsylvania municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Trust or the Pennsylvania Municipal Money Market Portfolio and neither the Trust nor the Pennsylvania Municipal Money Market Portfolio assume responsibility for the completeness or accuracy of such information. In addition, the information provided is updated only through the information available as of the date of this Statement of Additional Information. The information and risks set forth below could change quickly and without notice due to additional information available, market or economic changes or other unforeseen events, among other things.
The summary below does not include all of the information pertaining to the economy, budget, receipts and disbursements of the state that would ordinarily be included in various public documents, such as an official statement prepared in connection with the issuance of general obligation bonds of the state. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and there is generally no obligation on the part of the Commonwealth to make payments on such local obligations. There may be specific factors that are applicable in connection obligations of particular issuers located within Pennsylvania, and it is possible the Pennsylvania Municipal Money Market Portfolio will invest in obligations of particular issuers as to which such specific factors are applicable. The information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Pennsylvania municipal securities.
There can be no assurance that the Commonwealth or a political subdivision thereof will not experience a decline in economic conditions, or that portions of the Pennsylvania municipal securities purchased by the Pennsylvania Municipal Money Market Portfolio will not be affected by such a decline.
State Economy
General. Many factors affect the financial condition of the Commonwealth of Pennsylvania and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Pennsylvania Municipal Money Market Portfolio.
Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing.
The Commonwealth is one of the most populous states, ranking sixth behind California, Texas, Florida, New York and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.
Pennsylvania’ s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $7.3 billion in crop and livestock products annually. In 2014 agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity. Over 59,000 farms form the backbone of the state’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands — nearly one-third of the Commonwealth’s total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.
Employment. Non-agricultural employment in Pennsylvania over the ten years ending in 2014 decreased at an average annual rate of 0.2% compared with a 0.3% rate for the Middle Atlantic Region and 0.3% rate for the United States.
Non-manufacturing employment in Pennsylvania has increased in recent years and reached 90.3% of total employment by 2014. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 9.7% of 2014 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within the Commonwealth. In 2014 the services sector accounted for 49.4% of all non-agricultural employment, while the trade sector accounted for 14.7%.
Unemployment. Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 8.5% in early 2010 compared to 4.4% annual unemployment in 2007. As of May 2015, Pennsylvania had a seasonally adjusted annual unemployment rate of 5.4% (preliminary).
Description of Funds.
The Commonwealth utilizes the fund method of accounting. Over 150 funds have been established and currently exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may be made only pursuant to appropriation measures enacted by the General Assembly and approved by the Governor.
The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.
Tax revenues constitute approximately 98.2% of Commonwealth revenues in the General Fund for the fiscal year ended June 30, 2014. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales tax, the corporate net income tax, the cigarette tax, and the utility gross receipts tax. Together these five taxes produce 90.1% of General Fund tax revenues for the fiscal year ended June 30, 2014.
The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles. All revenues relating to motor fuels and vehicles are required by the Pennsylvania Constitution to be used only for highway purposes. Most federal aid revenues designated for transportation programs and tax revenues relating to aviation fuels are also deposited in the Motor License Fund. Operating and administrative costs for the Department of Transportation and other Commonwealth departments conducting transportation related programs, including the highway patrol activities of the Pennsylvania State Police, are also paid from the Motor License Fund. Debt service on certain bonds issued by the Commonwealth for highway purposes is payable from the Motor License Fund on a subordinate basis.
Other special revenue funds have been established by law to receive specified revenues that are appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing, and Tobacco Settlement Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.
The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of forty-six states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the “Tobacco MSA”). Under the Tobacco MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the Tobacco MSA by tobacco product manufacturers participating in the Tobacco MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1,038 million to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund. The required transfers to the Budget Stabilization Reserve Fund have been suspended for several years and as of June 2014, the Commonwealth had an approximate $230,000 balance in the Fund. Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are unspent are returned to the Budget Stabilization Reserve Fund.
The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of such funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth’s liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is also an enterprise fund for the receipt of all revenues from lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes and all other costs, are dedicated to paying the costs of programs benefiting the elderly and handicapped in Pennsylvania.
In addition, the Commonwealth maintains funds classified as working capital, bond, and sinking funds for specified purposes.
Accounting Practices
Financial information for the principal operating funds of the Commonwealth is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles (“GAAP”). Annual financial statements prepared in accordance with GAAP are audited jointly by the Department of the Auditor General and an independent public accounting firm.
Budgetary Basis. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. A budgetary basis of accounting is used for ensuring compliance with the enacted operating budget and is governed by applicable state statutes and by administrative procedures. The state Constitution provides that operating budget appropriations shall not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year (July 1 — June 30) for which funds are appropriated. Annual budgets are enacted for the General Fund and certain special revenue funds that together represent the majority of expenditures of the Commonwealth. The annual budget classifies fund revenues as Commonwealth revenues, augmentations, federal revenues, or restricted receipts and revenues.
Commonwealth revenues are revenues from taxes and from non-tax sources such as licenses and fee charges, penalties, interest, investment income and other miscellaneous sources. Augmentations consist of departmental and institutional billings that supplement an appropriation of Commonwealth revenues, thereby increasing authorized spending. Federal revenues are those federal aid receipts that pay for or reimburse the Commonwealth for funds disbursed for federally assisted programs. Restricted receipts and revenues are funds that are restricted to a specific use or uses by state law, administrative decision, or the provider of the funds. Only Commonwealth revenues and expenditures from these revenues are included in the computation made to determine whether an enacted budget is constitutionally balanced. Augmenting revenues and federal revenues are considered to be self-balancing with expenditures from their respective revenue sources.
The Commonwealth’s budgetary basis financial reports for its governmental funds are based on a modified cash basis of accounting, as opposed to the modified accrual basis prescribed by GAAP. Under the Commonwealth’s budgetary basis of accounting, tax receipts, non-tax revenues, augmentations and all other receipts are recorded at the time cash is received. An adjustment is made at fiscal year-end to include accrued unrealized revenue; that is, revenues earned but not collected. Revenues accrued include estimated receipts from (i) sales and use, personal income, realty transfer, inheritance, cigarette, liquor, liquid fuel, fuels, and oil company franchise taxes, and interest earnings, and (ii) federal government commitments to the Commonwealth. Expenditures are recorded at the time payment requisitions and invoices are submitted to the Treasury Department for payment. Appropriated amounts are reserved for payment of contracts for the delivery of goods or services to the Commonwealth through an encumbrance process. Unencumbered appropriated funds are automatically lapsed at fiscal year-end and are available for re-appropriation. Estimated encumbrances are established at fiscal year-end to pay certain direct expenditures for salaries, wages, travel and utility costs payable against current year appropriations but disbursed in the subsequent fiscal year. Recording of the applicable expenditure liquidates the encumbered amount. Overestimates of fiscal year-end encumbrances are lapsed in the subsequent fiscal year and under-estimates are charged to a subsequent fiscal year appropriation. Appropriation encumbrances are shown on the Commonwealth’s balance sheet as a reservation of fund balance.
Other reservations of fund balance include (i) the unexpended balance of continuing appropriations, and (ii) requested appropriation supplements and deficiency appropriations. Revenues dedicated for specific purposes and remaining unexpended at fiscal year-end are likewise reserved.
GAAP Financial Reporting. At fiscal year-end, budgetary basis fund financial information, both revenues and expenditures, is adjusted to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth is not required to prepare GAAP financial statements and does not prepare them on an interim basis. GAAP fund financial reporting requires a modified accrual basis of accounting for governmental funds, while proprietary and fiduciary funds are reported on the accrual basis of accounting.
Fund financial statements of the Commonwealth prepared under GAAP differ from those traditionally prepared on a budgetary basis for several reasons. Among other differences, the GAAP fund financial statements (i) generally recognize revenues when they become measurable and available rather than when cash is received, (ii) report expenditures when goods and services are received and a liability incurred rather than when cash is disbursed, (iii) include a combined balance sheet for the Commonwealth presented by GAAP fund type rather than by Commonwealth fund, and (iv) include activities of all funds in the reporting entity, including agencies and authorities usually considered as independent of the Commonwealth for budgetary purposes. Adjustments to budgetary basis revenues and expenditures required to conform to GAAP accounting generally require including (i) corporation, sales, and personal income tax accruals, (ii) tax refunds payable and tax credits, and (iii) expenditures incurred but not yet posted as expenditures or not covered by appropriations.
Commonwealth Financial Performance
Recent Developments. On July 1, 2015, the Pennsylvania Department of Revenue reported that fiscal year 2014-15 General Fund collections totaled $30.6 billion, which is $412.2 million, or 1.4%. above estimate.
On March 3, 2015, Governor Wolf introduced his balanced Executive Budget proposal for the Commonwealth’s fiscal year ending June 30, 2016. The Governor’s fiscal year 2016 budget proposal recommended $29.884 billion in state-funded expenditures from $30.013 billion in total state revenues, a projected increase in state-funded spending of 2.7% above the appropriations enacted for fiscal year 2015. Governor Wolf’s budget proposal would address the administration’s estimate of the Commonwealth’s $2.3 billion funding deficit for fiscal year 2016. Among other things, the budget proposal would (i) reduce the Pennsylvania corporate net income tax rate, (ii) implement mandatory combined reporting for corporate net income tax purposes, (iii) eliminate the capital stock/foreign franchise tax (as scheduled under current law), (iv) increase the personal income tax, (v) increase the sales tax and broaden the sales tax base, and (vi) impose a Marcellus Shale severance tax on drilling in Pennsylvania. The spending plan in the Governor’s budget proposal includes $1 billion for restoring funds cut from education, $1.75 billion for a job growth plan, and $3.8 billion in property tax relief, beginning in 2016
On June 30, the Pennsylvania General Assembly passed and presented to the Governor an alternative budget that did not include the proposals included in Governor Wolf’s proposed budget. Governor Wolf vetoed the budget passed by the General Assembly. Therefore, at present the Commonwealth is operating without a fiscal year 2016 budget and it is not known when a fiscal 2016 budget will be enacted or what will be included in any budget that is ultimately adopted. The full impact of the failure to enact a budget by July 1, 2015 is not known.
The Long Term Economic and Budget Outlook issued Pennsylvania Independent Fiscal Office in the fall of 2014 found, based on assumptions used in the report, that various factors will combine to generate a long-term fiscal imbalance in Pennsylvania. Also in 2014, all three major ratings services downgraded the ratings on Pennsylvania general obligation bonds. In July, 2014, Moody’s Investor Service downgraded the general obligation bonds to Aa3 from Aa2 (stable outlook). In September 2014, both Standard & Poor’s Ratings Services and Fitch Ratings downgraded Pennsylvania general obligation bonds to AA- from AA (stable outlook in both cases). Fitch Ratings noted that the AA- rating reflects Pennsylvania’s continued inability to address fiscal challenges with structural and recurring measures.
Financial Results for Recent Fiscal Years (GAAP Basis). During the five-year period from fiscal year 2010 through fiscal year 2014, total revenues and other sources for the General Fund increased by an average of 0.7% annually. Tax revenues during this same period increased by an annual average of 3.0%. Expenditures and other uses during the fiscal years 2010 through 2014 rose at an average annual rate of 1.6%. Expenditures for the protection of persons and property during this period increased at an average annual rate of 1.8%; public education expenditures during this period decreased at an average annual rate of 0.6%; health and human services expenditures increased at an average annual rate of 3.3%; and capital outlays increased at an average annual rate of 10.2%. Commonwealth expenditures for direction and support services (state employees and government administration) declined at an average annual rate of 3.3% during the fiscal years 2010 through 2014. The fund balance at June 30, 2014 was $566.0 million, a reduction of $2,131.7 million from the restates positive balance at June 30, 2013 of $1,565.7 million.
Fiscal Year 2013. General Fund revenues of the Commonwealth were above the certified estimate by $56.9 million or 0.2% for fiscal year 2013. Final Commonwealth General Fund revenues for the fiscal year totaled $28,646.9 million. Total fiscal year 2013 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,258.2 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27,717.3 million, resulting in a preliminary operating balance for fiscal year 2014 of $320.3 million. However, after accounting for a positive fiscal year 2013 beginning balance of $672.5 million, the Commonwealth ended fiscal year 2013 with an unappropriated surplus balance of $540.9 million.
General Fund revenues increased $968.9 million or 3.5% during fiscal year 2013 when measured on a year-over year basis as compared to fiscal year 2012. Tax revenue collections grew $918.6 million or 3.4% on a year-over-year basis from fiscal year 2012 to fiscal year 2013 while non-tax revenue collections increased $50.3 million or 9.5%, primarily from an increase in escheats from fiscal year 2012 to fiscal year 2013.
Commonwealth General Fund appropriations for fiscal year 2013 totaled $27,717.3 million, an increase of $686.7 million or 2.5% from fiscal year 2012 levels.
The ending unappropriated balance was $540.9 million for fiscal year 2013. Again in June 2013, the statutory transfer of 25% of the Commonwealth’s unappropriated balance to the Tax Stabilization Reserve Fund was suspended for one year.
For GAAP purposes, at June 30, 2013, the General Fund reported a fund balance of $1,566.0 million, a decrease of $312.9 million from the restated $1,253.1 million fund balance at June 30, 2012. Total assets increased $457.0 million to $11,556.9 million largely attributable to receivables in public welfare programs. Liabilities increased by $150.9 million to $9,990.9 million.
Fiscal Year 2014. The subdued level of economic recovery from the most recent national recession continued to impact the Commonwealth’s revenue receipts during fiscal year 2014. General Fund revenues of the Commonwealth were below the certified estimate by $508.7 million or 1.7% during fiscal year 2014. Final Commonwealth General Fund revenues for the fiscal year totaled $28,607.1 million. Total fiscal year 2014 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $28,087.3 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $28,395.4 million. After accounting for a positive fiscal year 2014 beginning balance of $546.9 million, the Commonwealth ended fiscal year 2014 with an unappropriated surplus balance of $80.6 million.
General Fund revenues decreased $39.7 million or 0.1% during fiscal year 2014 when measured on a year-over-year basis as compared to fiscal year 2013. Tax revenue collections increased $30.9 million or 0.1% on a year-over-year basis from fiscal year 2013 to fiscal year 2014 while non-tax revenue collections decreased $70.7 million or 12.2% from fiscal year 2013 to fiscal year 2014
Commonwealth General Fund appropriations for fiscal year 2014 totaled $28,395.0 million, an increase of $678.1 million or 2.4 from fiscal year 2013 levels. The ending unappropriated balance was $80.6 million for fiscal year 2014. Again in June 2014, the statutory transfer of 25% of the Commonwealth’s unappropriated balance was suspended for one year.
For GAAP purposes, at June 30, 2014, the General Fund reported a fund balance deficit of $566.0 million, a decrease to fund balance of $2,131.7 million from the restated $1,565.7 million fund balance at June 30, 2013 as expenditures and other uses increased by $1,858.1 million and revenues and other sources declined by $586.5 million. Total revenues decreased by $622 million attributable to a decrease in corporate tax revenues as a result of the implementation of a new corporate tax system, decreased intergovernmental revenue related to lower federal grant revenues and a decrease in other income. Total General Fund expenditures increased $1,862 million.
Fiscal Year 2015. The enacted fiscal year 2015 budget provided appropriations and executive authorizations, net of lapses and other reductions, totaling $29,026.6 million of Commonwealth funds against estimated revenues of $29,060.0 million, net of tax refunds and including public health and human services assessments of $813.6 million. Enacted General Fund appropriations represent an increase of $603.2 million, or 1.5% on a year-over-year basis, from fiscal year 2014.
The enacted budget did not include any tax increases and was $400 million less than former Governor Corbett originally proposed in his February 2014 budget proposal. The enacted fiscal year 2015 budget included approximately $2 billion in one-time gap closing options that were used to balance the budget; these one-time options will not be available to help balance future budgets. The majority of the options used were: extraordinary lapses ($417 million), transfers from special funds ($333 million), payment delays ($394 million) and shifting costs to non-recurring sources ($503 million).
The fiscal year 2015 General Fund budget aimed to keep spending in line with available resources without raising taxes in Pennsylvania. The estimated year-end balance was expected to be approximately $1 million for fiscal year 2015. As noted above, the Pennsylvania Department of Revenue reported that fiscal year 2014-15 General Fund collections totaled $30.6 billion, which is $412.2 million, or 1.4%. above estimate.
Complete budgetary and GAAP information for fiscal year 2015 is not yet available.
Fiscal Year 2016 Budget. As noted above, although a fiscal year 2016 budget was required to be enacted by the commencement of the current fiscal year, the Governor and the General Assembly have not reached an agreement on a fiscal 2016 budget. At this time it is not known when a fiscal 2016 budget will be enacted or what will be included in any budget that is ultimately adopted. The full impact of the failure to enact a budget by July 1, 2015 is not known.
Outstanding Debt of the Commonwealth
General. The Commonwealth is permitted by its Constitution to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except tax anticipation notes, must be amortized in substantial and regular amounts.
Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. Net outstanding general obligation debt totaled $11,390.2 million at June 30, 2014, a net increase of $529.8 million from June 30, 2013. Over the 10-year period ended June 30, 2014, total net outstanding general obligation debt increased at an annual rate of 5.2%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 5.6%.
Government Authorities and Other Organizations. Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.
Pennsylvania Housing Financing Authority. The Pennsylvania Housing Financing Authority (PHFA) is a state-created agency that provides financing for housing for low and moderate-income families, and people with special housing needs in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the statute creating PHFA directs the Governor, upon notification from PHFA, to include in the proposed executive budget of the Commonwealth for the next succeeding year an amount sufficient to fund such deficiency to avoid such default. The budget as finally adopted by the General Assembly may or may not include the amount so requested by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund. No deficiency exists currently. According to PHFA, as of December 31, 2014, PHFA had $3,203.2 million of revenue bonds outstanding.
Lease Financing. The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.
Commonwealth Financing Authority. The Commonwealth Financing Authority (the “CFA”) was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and nonprofit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.
Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004.
As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, former Governor Rendell signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provide the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. As of April 15, 2015, the CFA had issued $461.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA has issued $757.0 million in limited obligation revenue bonds authorized by Act 63.
As of April 28, 2015, the CFA had $1,707.9 million in outstanding bond debt. With respect thereto, the Commonwealth’s General Fund has been the appropriation source used to service approximately $980.5 million of such outstanding debt and the Pennsylvania Gaming and Economic Development and Tourism Fund has been the appropriation source used to service approximately $727.4 million of such outstanding debt. Including the effect of a recent refunding, CFA debt service for fiscal year 2015 is estimated to be $86.168 million (net of debt service in the estimated amount of $56.577 million supported by transfers from the Pennsylvania Gaming and Economic Development Tourism Fund (the “PA GEDTF Funds”)). The Commonwealth’s fiscal year 2015 enacted budget appropriated $77.755 million in funds from the Commonwealth’s General Fund to the CFA. The appropriated amount, together with $8.672 million of funds required by state law to be transferred from the Pennsylvania Department of Environmental Protection to the CFA to support debt service on bonds issued pursuant to the Alternative Energy Investment Act (the “PA DEP Funds”) and $56.577 million of PA GEDTF Funds, is sufficient for the CFA to meet its debt service obligations during the fiscal year ending June 30, 2015. The state law requiring the transfer of the PA DEP Funds to the CFA was enacted simultaneously with the enactment of the Commonwealth’s budget for fiscal year 2015. With respect to future fiscal year budgets, additional appropriations from the General Fund for future debt service are expected to be requested each year by the Department of Community and Economic Development for inclusion in annual Executive Budget requests to the General Assembly.
Lease for Pittsburgh Arena. In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, creates a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), to serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor. While the special revenues were projected to be adequate to pay all debt service on the Arena Bonds, the revenues have not been able to fully cover the debt service. To the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $18.6 million. In December 2009, the Commonwealth was notified by the SEA that an additional $2.8 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $2.8 million from the Pennsylvania

Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget. Subsequent to the fiscal year 2010 budget, the Commonwealth has been annually notified by the SEA that additional funds are required to support debt service. In each subsequent year, the Commonwealth included the appropriation request in the appropriate fiscal year budget. In fiscal year 2011, the actual amount appropriated to support the SEA debt service was $163,885.00; in fiscal year 2012 it was $96,470.00; in fiscal year 2013 it was $544,684.00; in fiscal year 2014 it was $736,853.00; and in fiscal year 2015 it was $625,131.15.
During April 2010, the SEA issued $17.36 million in additional Commonwealth Lease Revenue Bonds (the “Supplemental Arena Bonds”) to complete the Arena. The Supplemental Arena Bonds do not constitute debt of the Commonwealth but are limited obligations of the SEA payable solely from the special revenues pledged therefor. As with the Arena Bonds, the Commonwealth is obligated under the Arena Lease, as amended, to fund any deficiency in special revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.
Pennsylvania Convention Center. In April 2010, the Commonwealth acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto that was subsequently constructed. Such acquisition was financed through the issuance by the Pennsylvania Economic Development Financing Authority (“PEDFA”) of $281,075 million of revenue bonds (the “Convention Center Bonds”). The Commonwealth, the City of Philadelphia (the “City”) and the Pennsylvania Convention Center Authority (the “Convention Center Authority”) entered into an Operating Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which also leases the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. The Commonwealth also entered into a Grant Agreement (the “Grant Agreement”) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of the Commonwealth to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.
The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Gaming Economic Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the state legislature. Payments from the Gaming Economic Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007, (“Act 53”)) for the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Gaming Economic Development and Tourism Fund be so applied. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. The Gaming Economic Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. While the Gaming Economic Development and Tourism Fund is projected to continue to have sufficient revenues to pay its current appropriated obligations, there can be no absolute assurance that the Gaming Economic Development and Tourism Fund in any future fiscal year will receive sufficient receipts to pay its appropriated obligations.
Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly. The Commonwealth currently projects that payments materially in excess of the aggregate $880 million appropriated from the Gaming Economic Development and Tourism Fund will be required to be paid by it to satisfy the Commonwealth’s obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.
Pension and Retirement Systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees. The retirement plans of SERS and PSERS are contributory defined benefit plans for which the benefit payments to members and contribution rates by employees are specified in state law. Changes in benefit and contribution provisions for each retirement plan must be made by legislation enacted by the General Assembly. Under statutory provisions established in 1981, all legislative bills and amendments proposing to change a public employee pension or retirement plan are to be accompanied with an actuarial note prepared by an enrolled pension actuary providing an estimate of the cost and actuarial effect of the proposed change. On June 25, 2012, the Government Accounting Standards Board approved Statement 67 (Plans) which replaces requirements of Statement 25 (effective for fiscal years beginning after June 15, 2013) and Statement 68 (Employers) which replaces the requirements of Statement 27 (effective for fiscal years beginning after June 15, 2014). These new standards impact the accounting treatment of pension plans in which state and local governments participate. Major changes are: (i) the inclusion of unfunded pension liabilities on the government’s balance sheet (such unfunded liabilities are currently typically included as notes to the government’s financial statements); (ii) full pension costs will be shown as expenses regardless of actual contribution levels; (iii) lower actuarial discount rates may be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and (iv) shorter amortization periods for unfunded liabilities will be required to be used for certain purposes of the financial statements, which generally would increase pension expenses. As of December 31, 2013, the unfunded actuarial accrued liability or SERS was $17,900 million. As of June 30, 2013, the unfunded actuarial accrued liability of PSERS was $32,599 million.
If the statutory funding provisions are not amended by the General Assembly, Commonwealth and school district contribution rates and costs are projected to grow by a factor of three over the next few years, rising from $1.5 billion in fiscal year 2014 to over $4.3 billion in fiscal year 2017. Various bills and plans to amend the existing statutes have been discussed, proposed or introduced in the General Assembly, but not enacted. Such proposals have included proposals to provide for future employees a defined contribution plan (similar to 401(k) plans utilized in the private sector) and to again defer the escalation of the increased employer contribution rate which will tend to have the effect of lengthening the period of time necessary to fund the unfunded actuarial accrued liability for the pension plans.
The funding status of the SERS and PSERS pension plans has been among the factors cited by the rating agencies in their written analyses released in conjunction with their release of lowered ratings on the Commonwealth general obligation bonds.
In addition to a defined benefit pension plan for state employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEBs under two plans. The Retired Pennsylvania State Police Program provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program provides Commonwealth-determined benefits to other retired state employees and their dependents.
City of Philadelphia
The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects, and the liquidation of the cumulative general fund deficit of the City of Philadelphia, as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year financial plan covering fiscal years 2015 through 2019. A plan was approved by PICA on July 21, 2014 and a revised five-year financial plan was approved on October 14, 2014.
No further bonds may be issued by PICA for the purpose of financing capital projects or an operating deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $365.6 million in special tax revenue bonds outstanding as of June 30, 2014. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.
Litigation
The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth’s governmental operations and consequently its ability to pay debt service on its obligations. In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against the Commonwealth. This cap does not apply to tax appeals. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.
The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.
Virginia Municipal Money Market Portfolio
The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from a recent official statement dated May 5, 2015, relating to the Virginia Public School Authority, School Technology and Security Notes Series III, and other publicly available information prepared by the Commonwealth of Virginia (the “Commonwealth”) and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the Commonwealth itself and not to the numerous special purpose or local government units whose issues may also be held by the Virginia Municipal Money Market Portfolio. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.
Demographic Information and Economic Climate
In 2014 the Commonwealth had a population of approximately 8,326,289. The Commonwealth is the twelfth most populated state in the nation with 2.6% of the total population of the United States. The Commonwealth encompasses 39,594 square miles of land area. In 2014 the Commonwealth had a population density of approximately 210.3 persons per square mile, compared to the national average of 90.1 persons per square mile.
According to the U.S. Department of Commerce, the residents of the Commonwealth received over $403 billion in estimated personal income in 2013. In the same year, the Commonwealth had a per capita income of approximately $48,838, compared to the national average of $44,765 and ranked tenth among the states in per capita income.
According to statistics published by the U.S. Department of Labor, the Commonwealth’s unemployment rate from 2000 through 2014 was less than the national average unemployment rate each year. As of November 2014, an average of 4.5% of the Commonwealth’s population was unemployed, compared to the national average of 5.6%.
The Commonwealth is one of twenty-four states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or other work stoppages. Virginia is also one of the least unionized among the more industrialized states.
Budgetary Process
The Commonwealth’s state government operates on a two-year budget. The Constitution of the Commonwealth vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the Virginia General Assembly (the “General Assembly”); however, the Governor has broad authority to manage the budgetary process. By statute, the Governor is required to present to the General Assembly a bill detailing his budget for the next biennium
(the “Budget Bill”) by December 20th of each odd-year. The General Assembly considers the Budget Bill during its even-year sessions. After enactment, the Budget Bill becomes law, effective on July 1 of the same year (the “Appropriation Act”). During the odd-year sessions the General Assembly considers the proposed amendments to the Appropriation Act enacted during the previous year. The Governor submits the proposed amendments to the General Assembly in a form of a Budget Bill by December 20th of each even year.
Once an Appropriation Act becomes law the revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. The law of the Commonwealth provides that up to 15% of an appropriation to an agency from the General Fund of the Commonwealth (the “General Fund”) may be withheld, if required.

An amendment to the Constitution of the Commonwealth, effective January 1, 1993, established the Revenue Stabilization Fund (the “Revenue Stabilization Fund”). The Revenue Stabilization Fund is available to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 15% of the Commonwealth’s average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.
The General Fund revenues are principally comprised of tax revenues. In recent fiscal years, most of the tax revenues have been derived from taxes imposed by the Commonwealth on individual and fiduciary income, state sales and use, corporate income, premiums of insurance companies, and deeds, contracts, wills and suits. Historically, balances in the General Fund have decreased in some years, for example in fiscal years 1995, 2001, 2002, 2003, 2008, 2009 and 2014 and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999, 2000, 2004, 2005, 2006, 2008, 2010, 2011, 2012 and 2013.
The Commonwealth concluded the fiscal year 2014 with an approximately $471 million deficit from General Fund revenue collections and transfers. In the fiscal year 2014 the total revenue collections decreased by approximately 1.3% compared to the fiscal year 2013.
2014-2016 Appropriation Act
On December 16, 2013, outgoing Governor McDonnell presented the Budget Bill for the 2014-2016 biennium that began on July 1, 2014 (House Bill/Senate Bill 30) (the “2014 Budget Bill”). House Bill/Senate Bill 30 was considered by the 2014 Session of the Virginia General Assembly, which convened on January 8, 2014. On January 11, 2014, Terry McAuliffe was inaugurated as Governor of the Commonwealth. The General Assembly adjourned on March 8, 2014 without adopting a biennial budget. A special session of the General Assembly convened on March 24, 2014 to consider the reintroduced 2014 Budget Bill, HB 5002. On June 12, 2014, the General Assembly approved the amended HB 5002. The bill was subsequently re-enrolled and enacted into law as Chapter 2 of the 2014 Acts of Assembly, Special Session I (“Chapter 2”).
2014 Special Session Amendments to Chapter 2
At the end of fiscal year 2014, when final payments on income taxes were received, it became apparent that general fund revenue collections would be significantly lower than original estimates. The Governor therefore directed the Secretary of Finance to begin the process required to reforecast revenues for the 2014-16 biennium.
This reforecasting process resulted in the August 2014 Interim Revenue Forecast. This forecast was based on an updated economic outlook for Virginia as approved by the Joint Advisory Board of Economists (JABE) and the Governor’s Advisory Council on Revenue Estimates (GACRE). Governor McAuliffe presented the results of the revised forecast to a joint meeting of the House Appropriations and Senate Finance Committees on August 15, 2014. This revised estimate resulted in a revenue shortfall that was much greater than the assumed shortfall that could be addressed by the appropriated budget reserves included in Chapter 2. In addition, Chapter 2 relied on a balance rolling forward from Fiscal Year 2014 into Fiscal Year 2015 which in reality fell short because of the actual revenue shortfall that occurred in Fiscal Year 2014.
After the August 2014 Interim Revenue forecast was completed and the results indicated that the there was a greater shortfall than what was assumed in Chapter 2, the General Assembly, working with the Governor introduced HB 5010 to address the additional $881.5 million shortfall. HB 5010, which Amended Chapter 2, was passed by the House and Senate on November 10, 2014, signed by the Governor on November 14, 2014, and subsequently became Chapter 3 of the 2014 Acts of Assembly, Special Session I (“Chapter 3”).
2015 Amendments to Chapter 3 (HB 1400/ SB 800 Introduced)
On December 17, 2014, Governor McAuliffe presented his proposed amendments to Chapter 3 affecting the remainder of the 2014-2016 biennium (“HB1400/SB800”).
The Governor’s spending amendments focused on six major themes: 1) Invest in opportunities to grow a new economy, 2) No reductions in public education and begin increasing support for core needs, 3) Protect investments in higher education with no new cuts and small increases in key areas, 4) Provide adequate funding for core Health and Human Resource services, 5) Support priority needs in public safety and for veterans, and 6) Protect transportation funding. HB1400/SB800 was considered by the 2015 Session of the General Assembly, which convened on January 14, 2015. The General Assembly adopted certain amendments to HB1400/SB800 prior to their adjournment on February 27, 2015. HB1400/SB800 was signed into law by Governor McAuliffe on March 26, 2015 and was enacted as Chapter 665, 2015 Virginia Acts of Assembly (“2015 Appropriation Act’’).

HB1400/SB800 was considered by the 2015 Session of the General Assembly, which convened on January 14, 2015. The General Assembly adopted certain amendments to HB1400/SB800 prior to their adjournment on February 27, 2015. HB1400/SB800 was signed into law by Governor McAuliffe on March 26, 2015 and was enacted as Chapter 665, 2015 Virginia Acts of Assembly (”2015 Appropriation Act“)..
Indebtedness of the Commonwealth
The Constitution of the Commonwealth prohibits the creation of debt by or on behalf of the Commonwealth that is backed by the full faith and credit of the Commonwealth, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for and limitations on the issuance of general obligation and other debt, and Virginia is within its limit for each.
Section 9(a) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies; subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30% of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.
Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide referendum. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three immediately preceding fiscal years. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.
Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects for executive branch agencies and institutions of higher learning. Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.
Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. While some of these bonds are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, others are paid solely from revenues of enterprises related to the operation of the financed capital projects or other non-general fund revenues.
The repayment of debt issued by the Virginia Public Building Authority, the Virginia College Building Authority 21st Century College and Equipment Program, the Virginia Biotechnology Research Park Authority and several other long-term capital leases or notes have been supported entirely or in large part by the General Fund appropriations.
The Commonwealth Transportation Board has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds that are secured by its share of the Transportation Trust Fund.
The Commonwealth is involved in numerous leases that are subject to appropriation of funding by the General Assembly. The Commonwealth also finances the acquisition of certain personal property and equipment through installment purchase agreements.

Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority bonds, Virginia Public School Authority bonds and the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of the Commonwealth. Should the need arise, the Commonwealth may consider funding deficiencies in the respective debt service reserves for such moral obligation debt, but the General Assembly is not legally required to make any appropriation for such purpose. To date, the Virginia Resources Authority has not advised the Commonwealth that any such deficiencies exist.
In addition to the constitutional restraint on indebtedness, the Commonwealth’s Debt Capacity Advisory Committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of the Commonwealth. The committee annually reviews the outstanding debt of the agencies, institutions, boards and authorities of the Commonwealth for which the Commonwealth has either a contingent or limited liability or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.
Litigation
The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of the Commonwealth.

PART II
Part II of this Statement of Additional Information (“SAI”) contains information about the following funds: BIF California Municipal Money Fund (“BIF California”), BIF Connecticut Municipal Money Fund (“BIF Connecticut”), BIF Massachusetts Municipal Money Fund (“BIF Massachusetts”), BIF New Jersey Municipal Money Fund (“BIF New Jersey”), BIF New York Municipal Money Fund (“BIF New York”) and BIF Ohio Municipal Money Fund (“BIF Ohio”), each a series of the BIF Multi-State Municipal Series Trust (collectively, the “BIF State Funds”); BIF Government Securities Fund (“BIF Government Securities”); BIF Money Fund (“BIF Money”); BIF Tax-Exempt Fund (“BIF Tax-Exempt”); BIF Treasury Fund (“BIF Treasury”); BBIF Government Securities Fund (“BBIF Government Securities”); BBIF Money Fund (“BBIF Money”); BBIF Tax-Exempt Fund (“BBIF Tax-Exempt”); BBIF Treasury Fund (“BBIF Treasury”); BlackRock Money Market Portfolio, a series of BlackRock Series Fund, Inc.; BlackRock Money Market V.I. Fund, a series of BlackRock Variable Series Funds, Inc.; BlackRock Money Market Portfolio (“Money Market Portfolio”), BlackRock U.S. Treasury Money Market Portfolio (“U.S. Treasury Money Market Portfolio”), BlackRock Municipal Money Market Portfolio (“Municipal Money Market Portfolio”), BlackRock New Jersey Municipal Money Market Portfolio (“New Jersey Portfolio”), BlackRock North Carolina Municipal Money Market Portfolio (“North Carolina Portfolio”), BlackRock Ohio Municipal Money Market Portfolio (“Ohio Portfolio”), BlackRock Pennsylvania Municipal Money Market Portfolio (“Pennsylvania Portfolio”) and BlackRock Virginia Municipal Money Market Portfolio (“Virginia Portfolio”) (collectively, the “BlackRock Funds Portfolios”), each a series of BlackRock FundsSM (the “Trust”); BlackRock Summit Cash Reserves Fund (“Summit Cash Reserves”) of BlackRock Financial Institutions Series Trust (“FIST”); Ready Assets Prime Money Fund (“Ready Assets Prime”); Ready Assets U.S.A. Government Money Fund (“U.S.A. Government Money”); Ready Assets U.S. Treasury Money Fund (“U.S. Treasury Money”); and Retirement Reserves Money Fund of Retirement Series Trust (“Retirement Reserves”). Prior to June 18, 2010, BIF California, BIF Connecticut, BIF Massachusetts, BIF New Jersey, BIF New York, BIF Ohio, BIF Multi-State Municipal Series Trust, BIF Government Securities, BIF Money, BIF Tax-Exempt and BIF Treasury were known as CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA Ohio Municipal Money Fund, CMA Multi-State Municipal Series Trust, CMA Government Securities Fund, CMA Money Fund, CMA Tax-Exempt Fund and CMA Treasury Fund, respectively, and BBIF Government Securities Fund, BBIF Money Fund, BBIF Tax-Exempt Fund and BBIF Treasury Fund were known as WCMA Government Securities Fund, WCMA Money Fund, WCMA Tax-Exempt Fund and WCMA Treasury Fund, respectively.
Throughout this SAI, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The BIF State Funds, BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury may be collectively referred to herein as the “BIF Funds.” The BIF State Funds and BIF Tax-Exempt may be collectively referred to herein as the “BIF Tax-Exempt Funds.” BBIF Government Securities, BBIF Money, BBIF Tax-Exempt and BBIF Treasury may be collectively referred to herein as the “BBIF Funds.” New Jersey Portfolio, North Carolina Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio may be collectively referred to as the “BR State Funds.”
Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to herein as “Trustees.” BlackRock Advisors, LLC is the manager of each Fund and is referred to as “BlackRock” or the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities Exchange Act of 1934, as amended, is referred to herein as the “Exchange Act.” The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”
BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury as well as all of the BBIF Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company organized in Delaware (each, a “Master LLC”), a fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master LLC. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master LLC in which it invests. For simplicity, unless the context otherwise requires, this SAI uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master LLC.
In addition to containing information about the Funds, Part II of this SAI contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Funds.

Investment Risks and Considerations
Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of Part I of this SAI for further information about each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in Part I of this SAI as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied upon by investors in that Covered Fund.
Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.
Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by (i) U.S. or foreign depository institutions, (ii) foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), (iii) U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or (iv) foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. BIF Money, BBIF Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. BIF Money and BBIF Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and that by their terms are general obligations of the foreign parent. No Fund will invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.
Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.
The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.
Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Commercial Paper and Other Short Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables or pools of mortgage-backed or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”
Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.
Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries. See “Bank Money Instruments.”
Foreign Short Term Debt Instruments. Foreign short term debt instruments refer to U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries. See “Bank Money Instruments.”
Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.
There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from appreciation in the value of the security during the commitment period.
Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including money market funds and exchange traded funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies (measured at the time of such investment). In addition, under the Investment Company Act a Fund may not acquire securities of an investment company if such acquisition would cause the Fund to own more than 3% of the total outstanding voting stock of such investment company and a Fund may not invest in another investment company if such investment would cause more than 5% of the value of the Fund’s total assets to be invested in securities of such investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) In addition to the restrictions on investing in other investment companies discussed above, a Fund may not invest in a registered closed-end investment company if such investment would cause the Fund and other BlackRock-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end investment company. Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including ETFs. In addition, many third-party ETFs have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Further, under certain circumstances a Fund may be able to rely on certain provisions of the Investment Company Act to invest in shares of unaffiliated investment companies beyond the statutory limits noted above, but subject to certain other statutory restrictions.
As with other investments, investments in other investment companies are subject to market and selection risk.
Shares of investment companies, such as closed-end fund investment companies, that trade on an exchange may at times be acquired at market prices representing premiums to their net asset values. In addition, investment companies held by a Fund that trade on an exchange could trade at a discount from net asset value, and such discount could increase while the Fund holds the shares. If the market price of shares of an exchange-traded investment company decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
In addition, if a Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such investment companies. Such expenses, both at the Fund level and acquired investment company level, would include management and advisory fees, unless such fees have been waived by BlackRock. Please see the relevant Fund’s Prospectus to determine whether any such management and advisory fees have been waived by BlackRock. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. Pursuant to guidance issued by the staff of the Commission, fees and expenses of money market funds used for the investment of cash collateral received in connection with loans of Fund securities are not treated as “acquired fund fees and expenses,” which are fees and expenses charged by other investment companies and pooled investment vehicles in which a Fund invests a portion of its assets.
To the extent shares of a Fund are held by an affiliated fund, the ability of the Fund itself to purchase other affiliated investment companies may be limited. In addition, a fund-of-funds (e.g., an investment company that seeks to meet its investment objective by investing significantly in other investment companies) may be limited in its ability to purchase affiliated underlying funds if such affiliated underlying funds themselves own shares of affiliated funds.
A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The restrictions on investments in securities of investment companies set forth above may limit opportunities for a Fund to invest indirectly in certain developing countries.
Municipal Investments.
Municipal Securities. Certain Funds invest primarily in a portfolio of short term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s income taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax purposes and are exempt from the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.
Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is excludable from gross income for Federal income tax purposes.
The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. In addition, private activity bonds may pay interest that is subject to the Federal alternative minimum tax. A Fund’s portfolio may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.
Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issuer. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.
A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. A Fund will only purchase a Municipal Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).
Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code of 1986, as amended (the “Code”) establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.
In addition, the Internal Revenue Service (“IRS”) has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.
If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to the Fund’s acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and, if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such Fund will dispose of the security as soon as practicable. A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exclusion for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes — Taxes.”
Municipal Securities — Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more underlying bonds coupled with a right to sell (“put”) the Fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments that grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying bond in accordance with a governing agreement. A Fund may also invest in other forms of short term Derivative Products eligible for investment by money market funds.
Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the underlying bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.
Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.
Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors are paid out of the assets, if any, that remain.
Municipal Lease Obligations. Also included within the general category of State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 5% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement, such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.
Municipal Securities — Short-Term Maturity Standards. All of the investments of a Fund in Municipal Securities will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.
The maturities of Variable Rate Demand Obligations (“VRDOs”) (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance. See “VRDOs and Participating VRDOs” below.
Municipal Securities — Quality Standards. A Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities that have the ratings described above. For a description of debt ratings, see Appendix A — “Description of Bond Ratings.”
A Fund may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.
Municipal Securities — Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.
Because certain Funds may at times invest a substantial portion of their assets in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment in such credit enhanced securities may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.
Changes to the Code may limit the types and volume of securities qualifying for the Federal income tax exemption of interest; this may affect the availability of Municipal Securities for investment by the Funds, which could, in turn, have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.
Single State Risk. Because certain Funds invest primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.
A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities such as, for example, securities the interest on which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk than funds that do not follow this practice.
VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs (described below) may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.
Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from a financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Certain Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither BIF Tax-Exempt nor BBIF Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will, therefore, be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.
Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.
Purchase of Securities with Fixed Price “Puts.” Certain Funds have authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed-upon rate at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable certain Funds to dispose of such a security at a time when the market value of the security approximates its par value.
Repurchase Agreements and Purchase and Sale Contracts. Funds may invest in Taxable Securities (as defined below, see “Taxable Money Market Securities”) pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. One common type of repurchase agreement a Fund may enter into is a “tri-party” repurchase agreement. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.
In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to a Fund will depend upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest. From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements and, with purchase and sale contracts, the purchaser receives any interest on the security paid during the period of the contract.
Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold may decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio maturity, liquidity, diversification and quality requirements applicable to all money market funds.
Maturity. Each Fund is managed so that the dollar-weighted average maturity of all of its investments will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less. In addition, the Funds will not acquire any instrument with a remaining maturity of greater than 397 days. The “dollar-weighted average maturity” of a Fund is the average amount of time until the issuers of the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security under certain circumstances as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity. “Dollar-weighted average life” of a Fund’s portfolio is calculated without reference to the exceptions used in calculating the dollar-weighted average maturity for variable or floating rate securities regarding the use of interest rate reset dates.
Liquidity. Rule 2a-7 contains a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under section 22(e) of the Investment Company Act, and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, each Fund’s adviser or sub-adviser must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this new provision may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below. The Funds (other than Municipal Money Market Portfolio, BR State Funds, BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt) will not acquire any security other than daily liquid assets unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets. The Funds will not acquire any security other than weekly liquid assets unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. “Weekly liquid assets” include (i) and (ii) above as well as (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days. No Fund will invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund).
Portfolio Diversification and Quality. Rule 2a-7 under the Investment Company Act presently limits investments by each Fund (other than BR State Funds and BIF State Funds) in securities issued by any one issuer (except for, among others, securities issued by the U.S. Government, its agencies or instrumentalities or investments in First Tier Securities of a single issuer for certain temporary, limited purposes) ordinarily to not more than 5% of its total assets. In the case of BR State Funds and BIF State Funds, this restriction is applicable only with respect to 75% of a BR State Fund’s or a BIF State Fund’s total assets. In the event of investments in securities that are Second Tier Securities (as defined in Rule 2a-7) issued by a single issuer, not more than ½ of 1% of the Fund’s total assets may be invested in such Second Tier Securities. For purposes of these diversification policies, investments in a repurchase agreement will be deemed to be an investment in the underlying securities so long as, among other criteria, the securities collateralizing the repurchase agreement consist of cash items and U.S. Government securities and the respective Fund’s adviser or sub-adviser has evaluated the seller’s creditworthiness. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.
Securities Lending. Each Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BlackRock, including to borrowers affiliated with BlackRock. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Manager or in registered money market funds advised by the Manager or its affiliates; such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Structured Notes. Structured notes and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). Issuers of structured notes include corporations and banks. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.
Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The purchase of structured notes exposes a Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. The secondary market for structured notes could be illiquid making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.
Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a maturity not in excess of 397 days (13 months) from the date of purchase.
The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Taxable Securities in which certain Funds may invest will be rated, or will be issued by issuers that have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain Funds will not invest in taxable short term money market securities.
U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be held by certain Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), Federal Financing Bank, General Services Administration, The Co-operative Central Bank, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Farm Credit System and Tennessee Valley Authority. Certain Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such obligations of Ginnie Mae, Fannie Mae and Freddie Mac.
To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies, instrumentalities or U.S. Government sponsored enterprises. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies, instrumentalities or U.S. Government sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.
In addition, certain Funds may invest in U.S. Treasury Floating Rate Notes (FRNs), which are two-year notes issued by the U.S. Treasury. The interest rate of an FRN changes over the life of the FRN and is the sum of an index rate and a spread. The index rate of an FRN is tied to the highest accepted discount rate of the most recent 13-week Treasury bill and is re-set every week. The spread is a rate applied to the index rate. The spread stays the same for the life of an FRN. The spread is determined at the auction where the FRN is first offered. The spread is the highest accepted discount margin in that auction. See also “Variable and Floating Rate Instruments” below.
Variable and Floating Rate Instruments. Certain Funds may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the prospectuses. A Fund invests in variable or floating rate notes only when the Manager deems the investment to involve minimal credit risk. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.
Variable and floating rate instruments held by a Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal and interest at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), unless the instrument is guaranteed by the U.S. Government or its agencies and/or instrumentalities, and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months.
In determining a Fund’s average weighted portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Fund’s average weighted portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. In addition, a variable or floating rate instrument issued or guaranteed by the U.S. Government or its agencies and/or instrumentalities will be deemed by a Fund to have a maturity equal to the period remaining until its next interest rate adjustment (in the case of a variable rate instrument) or one day (in the case of a floating rate instrument). Variable and floating rate notes are frequently rated by credit rating agencies, and their issuers must satisfy the Fund’s quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss.
When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.
Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, beginning January 1, 2014, a Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.
If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.
When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
Diversification Status
Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. To qualify, among other requirements, each Fund will limit its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the BIF State Funds, BIF Tax-Exempt, BBIF Tax-Exempt, BR State Funds and Municipal Money Market Portfolio generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of BR State

Funds, Municipal Money Market Portfolio, BIF Multi-State Municipal Series Trust, BIF Tax-Exempt and BBIF Tax-Exempt to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”
Each Fund other than the BR State Funds and the BIF State Funds has elected to be classified as “diversified” under the Investment Company Act. Each Fund must also satisfy the diversification requirements set forth in Rule 2a-7. Because the BR State Funds and the BIF State Funds must satisfy the diversification requirements set forth in Rule 2a-7 such Funds will thereby be deemed to be diversified under the Investment Company Act.
Management and Other Service Arrangements
Trustees and Officers
See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “— Share Ownership” and “— Compensation of Trustees” of each Fund’s SAI for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.
Management Arrangements
Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.
Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.
Management Fee. Each Fund has entered into a management agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management, Advisory and Other Service Arrangements” of each Fund’s SAI. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.
For Funds that do not have an administration agreement with the Manager, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (the “Distributor” or “BRIL”), charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Trustees who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) pursuant to an agreement between State Street or BNY Mellon and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc.
Duration and Termination. Unless earlier terminated as described below, each Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. The Management Agreements are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.
Other Service Arrangements
Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s SAI (each, an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s Prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management, Advisory and Other Service Arrangements” of that Fund’s SAI.
For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Fund who are affiliated persons of the Administrator or any of its affiliates.
Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on written notice at the option of either party thereto or by the vote of the shareholders of the Fund.
Transfer Agency Services. Each Fund has entered into an agreement with a transfer agent identified in the Fund’s Prospectus and Part I of the Fund’s SAI, pursuant to which the transfer agent is responsible for the issuance, transfer, and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays a fee for these services.
See Part I, Section IV “Management, Advisory and Other Service Arrangements — Transfer Agency Services” of each Fund’s SAI.
Independent Registered Public Accounting Firm. The Audit Committee of each Fund, the members of which are non-interested Trustees of the Fund, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus and Part I, Section IX “Additional Information” of each Fund’s SAI for information on your Fund’s independent registered public accounting firm.
Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund appears on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.
Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting and administrative services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.
See Part I, Section IV “Management, Advisory and Other Service Arrangements — Accounting Services” of each Fund’s SAI for information on the amounts paid by your Fund and, if applicable, Master LLC, to State Street, the Manager and/or the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. See Part I, Section V “Distribution Related Expenses” of each Fund’s SAI for information on the fees paid by your Fund for the periods indicated.
Disclosure of Portfolio Holdings
The Boards of Trustees of each Fund and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.
Pursuant to the Guidelines, the Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The respective Boards of Trustees have approved the adoption by the Funds of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines. Each Fund’s Board of Trustees provides ongoing oversight of the Fund’s and Manager’s compliance with the Guidelines. Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below. This information may be both material non-public information (“Confidential Information”) and proprietary information of the Manager. Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site) shall not be deemed Confidential Information.
Except as otherwise provided in the Guidelines, Confidential Information relating to the Funds may not be distributed to persons not employed by the Manager unless the Fund has a legitimate business purpose for doing so. Confidential Information may also be disclosed to the Funds’ Trustees and their counsel, outside counsel for the Funds and the Funds’ auditors, and may be disclosed to the Funds’ service providers and other appropriate parties with the approval of the Fund’s Chief Compliance Officer, the Manager’s General Counsel, the Manager’s Chief Compliance Officer or the designee of such persons, and in addition, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement, as necessary, in accordance with the Guidelines. Information may also be disclosed as required by applicable laws and regulation.
Examples of instances in which selective disclosure of a Fund’s portfolio securities or other portfolio information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager; (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to a third-party feeder fund consistent with their agreements with a master portfolio advised by BlackRock; (iv) disclosure to third-party service providers of legal, auditing, custody, proxy voting, pricing and other services to the Fund or a third-party feeder fund; or (v) disclosure to a rating or ranking organization.
Asset and Return Information. Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third-party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are generally available to shareholders, prospective shareholders, consultants and third-party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.
1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]
2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.
3.	Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.
Portfolio Holdings. In addition to position description, portfolio holdings may also include issuer name, CUSIP, ticker symbol, total shares and market value for equity portfolios and issuer name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed income portfolios. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in a Fund as of a specific date.
The following shall not be deemed to be a disclosure of Confidential Information:
•	Generally, month-end portfolio holdings may be made available to fund shareholders, prospective shareholders, intermediaries, consultants and third party data providers (e.g., Lipper, Morningstar and Bloomberg) on the 20th calendar day after the end of each month, except for BlackRock Global Allocation Fund, Inc., BlackRock Global Dynamic Equity Fund, Global Allocation Portfolio of BlackRock Series Fund, Inc. and Global Allocation V.I. Fund, whose holdings may be made available on the 40th calendar day after the end of the quarter (based on each Fund’s fiscal year end).[1]
The following information as it relates to money market funds, unless made available to the public, shall be deemed a disclosure of Confidential Information and, subject to the Guidelines, requires a confidentiality or non-disclosure arrangement:
•	Weekly portfolio holdings made available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.
•	Weekly portfolio holdings and characteristics made available to third-party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody’s, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.
Other Information. The Guidelines shall also apply to other Confidential Information of a Fund such as attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).
Implementation. All employees of the Manager must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third-party databases. The Fund’s Chief Compliance Officer is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he or she deems necessary or appropriate to ensure the Funds’ and the Manager’s compliance.
Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:
1.	Funds’ Boards of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.
2.	Funds’ transfer agent
3.	Funds’ Custodian
4.	Funds’ Administrator, if applicable.
5.	Funds’ independent registered public accounting firm.

[1]	The precise number of days specified above may vary slightly from period to period depending on whether specified calendar day falls on a weekend or holiday.

6.	Funds’ accounting services provider
7.	Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch
8.	Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet
9.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.
10.	Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.
11.	Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet Research Systems Inc., JP Morgan Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, iBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association, Valuation Research Corporation and Murray, Devine & Co, Inc.
12.	Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.
13.	Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, Homestead, Inc., Transamerica, State Farm Mutual Fund and Sterling Capital Funds, and their respective boards, sponsors, administrators and other service providers.
14.	Affiliated feeder funds — BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers.
15.	Other — Investment Company Institute, Mizuho Asset Management Co., Ltd. and Nationwide Fund Advisors.
With respect to each such arrangement, each Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Manager and their affiliates do not receive any compensation or other consideration in connection with such arrangements.
The Funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Business Conduct and Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Funds — about which the Manager has Confidential Information. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.
Potential Conflicts of Interest
The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the Commission, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.
Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”
It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.
It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients have an investment.
BlackRock and Ace Limited (“ACE”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock will also have a less than 1/2 of 1% ownership interest in Re Co. BlackRock will manage the investment portfolio of Re Co, which will be held in a wholly-owned subsidiary. Re Co will participate as a reinsurer with reinsurance contracts underwritten by subsidiaries of ACE. An independent director of certain BlackRock-advised funds also serves as an independent director of ACE and has no interest or involvement in the Re Co transaction.
BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in “Determination of Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock

(pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about obtaining documents on the Commission’s website may be obtained by calling the Commission at (800) SEC-0330. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.
In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold,

BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.
The custody arrangement described in “Management and Other Service Arrangements” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Funds’ custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.
Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.
Purchase of Shares
Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributor.
Shareholder Services
Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s SAI, or from the Distributor. The types of shareholder service programs offered to shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than Cash Management Account® (“CMA”) service (or other Merrill Lynch central asset account program) Subscribers, Working Capital Management Account® (“WCMA”) service (or other Merrill Lynch business account program) Subscribers and Shareholders of Retirement Reserves
The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.
If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a BIF Fund directly through the Fund’s transfer agent in the manner described below under “Methods of Payment — Payment to the Transfer Agent.” Shareholders of the BIF Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the card/check account or automatic investment of free cash balances.
Methods of Payment
Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the BIF Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Fund’s transfer agent.
Payment by Wire. If you maintain an account directly with the Fund’s transfer agent, you may invest in a Fund through wire transmittal of Federal Funds to the Fund’s transfer agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to Bank of America, 1401 Elm Street, Dallas, Texas 75202. You should give your financial institution the following wiring instructions: ABA #026009593 Merrill Lynch Money Markets, DDA #375624069. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial adviser.
Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Fund’s transfer agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Purchases of Shares of U.S.A. Government Money Through Merrill Lynch Plans
Shares of U.S.A. Government Money are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.
Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund. Cash balances of participants who elect to have funds automatically invested in U.S.A. Government Money will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.
If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Money you may enter a purchase order through your financial adviser or service representative.
Purchase of Shares by CMA Service Subscribers
Merrill Lynch Programs. Shares of the BIF Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ transfer agent. If you participate in the CMA service, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below. The primary Money Account for CMA service subscribers is the Merrill Lynch Bank Deposit Program (described below). Certain clients may qualify to choose the BIF Tax-Exempt or BIF State Funds as their primary Money Account.
You may also elect to have free cash balances invested in individual deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Bank of America, N.A. and/or Bank of America California, N.A. (the “Merrill Lynch Bank Deposit Program”), FDIC insured depository institutions. For more information about these alternatives, you should contact your financial adviser.
If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your financial adviser. At that time, you may instruct your financial adviser to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each BIF Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the BIF Fund’s shareholders to issue additional shares. If sales of shares of BIF Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of the BIF State Funds (if available) as the Money Account and vice versa. Alternatively, you may designate the Merrill Lynch Bank Deposit Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.
Automatic Purchases.
(BIF Tax-Exempt and BIF State Funds): Where offered, free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch financial adviser for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.
(All BIF Funds except for BIF Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into BIF Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Bank Deposit Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in BIF Money, BIF Government Securities and BIF Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of the BIF Tax-Exempt Funds.
Manual Purchases.
(All BIF Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more through your financial adviser at any time in shares of a BIF Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your financial adviser.
All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement provided by Merrill Lynch.
Working Capital Management Account®. The Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) for corporations and other businesses provides participants a securities account (which includes all the features of a regular CMA account) plus optional lines of credit and other features. The WCMA service has sweep features and annual participation fees different from those of a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.
Participants in the WCMA service are able to manually invest funds in certain designated BIF Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated BIF Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated BIF Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated BIF Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of BIF Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Service Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum BIF Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained.
However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain BIF Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting your financial adviser.
Purchase of Shares of BBIF Funds by WCMA Service Subscribers
Eligibility. Shares of the BBIF Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to manually invest cash balances into certain other money market funds or individual money market accounts pursuant to the Insured Savings AccountSM.
The WCMA service and certain other Merrill Lynch business account programs have sweep features and annual participation fees different from those of a CMA account.
Purchases of shares of a BBIF Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.
BBIF Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of BBIF Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account.
Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch financial adviser. At that time, a subscriber may instruct its financial adviser to redeem shares of a BBIF Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.
Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch financial adviser or the relevant service account agreement and program description.
Manual Purchases. Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a BBIF Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch financial adviser.
All purchases of the BBIF Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.
BBIF Multiple Class Structure. Each BBIF Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Account Information — BBIF Multiple Class Structure” and “— How to Choose the Share Class that Best Suits Your Needs” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each BBIF Fund.
Each Class 1, Class 2, Class 3 or Class 4 share of a BBIF Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the service fees and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Account Information — BBIF Multiple Class Structure” and “— How to Choose the Share Class that Best Suits

Your Needs” in the Prospectus. The distribution fees and service fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the BBIF Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a BBIF Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that service fees and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — BBIF Multiple Class Structure” in the Prospectus.
WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the BBIF Funds. Class 4 shares bear the lowest service and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest service and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.
Purchase of Shares of Retirement Reserves
Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by the trustee or sponsor of such plan by payments directly to Merrill Lynch.
Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund, except that Class II shares bear the expenses of the ongoing distribution fees.
Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).
Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.
There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) an education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.
If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.
Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:
•	If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.
•	Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSAs) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999, certain Custodial Plan accounts no longer have the first option for cash balances.
•	Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: cash balances arising from the sale of securities held in the Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.
All purchases and redemptions of Fund shares and dividend reinvestments are confirmed (rounded to the nearest share) to participants in Plans in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities that the participant has selected for investment in his account. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.
You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax advisor to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.
Purchase of Shares of Summit Cash Reserves
Exchange Privilege. Investor A shareholders of Summit Cash Reserves who acquired their shares upon an exchange from Investor A or Institutional Shares of certain affiliated funds will have an exchange privilege with Investor A or Institutional Shares of certain affiliated funds. Shareholders may exchange Investor A Shares of the Fund for Institutional Shares of one of the affiliated funds if the shareholder holds any Institutional Shares of that affiliated fund in the account in which the exchange is to be made at the time of the exchange or is otherwise eligible to purchase Institutional Shares of such affiliated fund. Otherwise Investor A Shares will automatically be purchased.
Eligible institutional investors include: employees of BlackRock, Merrill Lynch, PNC and Directors of any BlackRock-advised funds; customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers; investors who currently own Institutional Shares in a shareholder account are entitled to purchase additional Institutional Shares of the Fund in that account; institutional and individual retail investors with a minimum investment of $2 million; certain qualified retirement plans; investors in selected fee based programs; registered investment advisers with a minimum investment of $250,000; Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Fund.
If a holder of Investor A Shares of the Fund subsequently exchanges back into the same class of shares of the original affiliated fund it will do so without paying any sales charge. If a holder of Investor A Shares of the Fund exchanges into Investor A or Institutional Shares of another affiliated fund, the holder will be required to pay a sales charge equal to the difference, if any, between the sales charge previously paid on the shares of the original affiliated fund and the sales charge payable at the time of the exchange on the shares of the new affiliated fund.
Investor B shareholders of the Fund who acquired their shares upon an exchange from Investor B or Investor C Shares of certain affiliated funds will have an exchange privilege with Investor B or Investor C Shares of certain affiliated funds. A holder of Investor B Shares of the Fund may subsequently exchange back into the original affiliated fund. When a shareholder exchanges Investor B or Investor C Shares of an affiliated fund for Investor B Shares of the Fund, the period of time that the shareholder holds the Investor B Shares of the Fund will count towards satisfaction of the holding period requirement for purposes of reducing the CDSC relating to the Investor B or Investor C Shares acquired upon exchange of the Investor B Shares of the Fund. With respect to exchanges of Investor B Shares of an affiliated fund into Investor B Shares of the Fund, the period of time the Investor B Shares of the affiliated fund are held will count towards satisfaction of the conversion period (the length of time until the Investor B Shares acquired upon exchange of the Investor B Shares of the Fund are automatically converted into Investor A Shares). Conversely, the period of time that a shareholder has held the shares of an affiliated fund or a fund participating in the Exchange Program will count towards the satisfaction of the conversion period under which Investor B Shares of the Fund convert to Investor A Shares of the Fund.
If Investor B Shares are redeemed from the Fund and not exchanged into shares of an affiliated fund, a CDSC will be charged to the extent it would have been charged on a redemption of shares from the original affiliated fund.
It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares are distributed by the Distributor.
Under the exchange privilege, exchanges are made on the basis of the relative net asset values of the shares being exchanged. Shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the affiliated funds. For purposes of the exchange privilege, dividend reinvestment shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the shares on which the dividend was paid. Based on this formula an exchange of Investor A Shares of the Fund for Investor A or Institutional Shares of an affiliated fund generally will require the payment of a sales charge equal to the difference, if any, between the sales charge previously paid on the Institutional or Investor A Shares originally exchanged for Investor A Shares of the Fund and the sales charge that may be payable at the time of the exchange on the Institutional or Investor A Shares of the affiliated fund to be acquired.
Exchange Program. The Fund participates in an exchange program with certain non-money market open-end management investment companies that are (i) distributed by a selected securities dealer that is an affiliate of the Distributor, (ii) not affiliated funds, and (iii) not distributed by the Distributor (each referred to as a “Participating Fund”) (the “Exchange Program”). Exchanges may be made into Investor A or Investor B Shares of the Fund at net asset value without the imposition of a front-end sales charge (“sales charge”) or CDSC. Shares of a Participating Fund that are subject to a sales charge will be exchanged for Investor A Shares of the Fund without the imposition of a sales charge. The holder of Investor A Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund without incurring any sales charge or exchange into shares of another Participating Fund subject to a sales charge in the same fund complex as the original Participating Fund by remitting an amount equal to the difference, if any, between the sales charge previously paid on the shares of the original Participating Fund and the sales charge payable at the time of the exchange on the shares of the new Participating Fund.
Exchanges may be made into Investor B Shares of the Fund at net asset value without the imposition of a sales charge. Shares of Participating Funds subject to a CDSC will be exchanged for Investor B Shares of the Fund without the payment of a CDSC that might otherwise be due on redemption of the Participating Fund shares. The holder of such Investor B Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund or exchange into shares of another Participating Fund in the same fund complex as the original Participating Fund. Upon such exchange, the holder of the Investor B Shares of the Fund will receive credit toward reduction of the CDSC that would have been due on the Participating Fund shares for the time period during which the Investor B Shares of the Fund were held. This period of time will also count towards satisfaction of any conversion period applicable to the Participating Fund shares. If holders of the Investor B Shares of the Fund redeem those shares instead of exchanging back into shares of the original Participating Fund or of another Participating Fund in the same fund complex, CDSC payments, if any, will be assessed based upon the combined holding period for the Participating Fund shares and the Fund shares.
The Participating Funds may impose administrative and/or redemption fees on an exchange transaction with the Fund. There will be no sales charge on exchange transactions into the Fund. The Exchange Program may be modified or terminated at any time in accordance with the rules of the Commission.
A Participating Fund may modify or terminate the terms of its involvement in the Exchange Program at any time in accordance with the rules of the Commission.
Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the affiliated fund or participating Fund into which the exchange is to be made for information regarding the fund and for further details regarding such exchange.
To effect an exchange, shareholders should contact their financial adviser, selected securities dealer or other financial intermediary, who will advise the Fund of the exchange, or write to the Fund’s transfer agent requesting that the exchange be effected. Shareholders of Participating Funds and certain affiliated funds with shares for which certificates have not been issued may effect an exchange by wire through their securities dealers. The Exchange Program or the exchange privilege may be modified or terminated at any time in accordance with the rules of the

Commission. There is currently no limitation on the number of times a shareholder may effect an exchange into the Fund either through the exchange privilege or the Exchange Program; however, the Fund reserves the right to limit the number of times an investor may effect an exchange. Certain Participating Funds and affiliated funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The Exchange Program and the exchange privilege are available only to U.S. shareholders in states where the exchange legally may be made.
An exchange pursuant to the exchange privilege or pursuant to the Exchange Program is treated as a sale of the exchanged shares and a purchase of the new shares for Federal income tax purposes. In addition, an exchanging shareholder of any of the funds may be subject to backup withholding unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct, and that he or she is not otherwise subject to backup withholding. See “Taxes.”
Purchase of Shares of BlackRock Funds Portfolios
Each of the BlackRock Funds Portfolios has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.
Investor Shares
Purchase of Shares. The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s Manager, sub-advisor, BRIL or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.
Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.
Other Purchase Information. Shares of each Fund are sold on a continuous basis by BRIL as distributor. BRIL maintains its principal offices at 40 East 52nd Street, New York, New York 10022. Purchases may be effected on weekdays on which the NYSE is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Fund may, in the discretion of the Fund’s Manager, be made in the form of securities that are permissible investments for that Fund. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Fund at any time.
Shareholder Features.
Exchange Privilege. Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of a BlackRock Fund Portfolio for Investor A Shares of one of the non-money market portfolios of the Trust (each a “Non-Money Market Portfolio”). Exchanges of Investor B or Investor C Shares of a Fund for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Trust will be exercised at NAV. However, a CDSC will be charged in connection with the redemption of the Investor B or Investor C Shares of the Non-Money Market Portfolio received in the exchange.
Investor A Shares of Funds that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a Fund subject to a sales charge.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund at the following address: BlackRock, P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a request must be made in writing or by telephone. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests in writing.
If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.
Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.
Each Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. Each Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. Each Fund, the Administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Trust, the administrators and BRIL will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.
By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing him– or herself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.
The redemption of shares of one Fund and the subsequent investment in another Fund generally will be treated as two separate transactions. Therefore, a front-end sales charge will be imposed (unless an exemption applies) on the purchase of Investor A or Investor A1 Shares of a Non-Money Market Portfolio with the proceeds of a redemption of Investor Shares of a BlackRock Funds Portfolio. In addition, when Investor Shares of a BlackRock Funds Portfolio are redeemed and the proceeds are used to purchase Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of a Non-Money Market Portfolio, a contingent deferred sales charge will be imposed (unless an exemption applies) when the Investor B Shares or Investor C Shares of the Non-Money Market Portfolio are redeemed.
Automatic Investment Plan (“AIP”). Certain shareholders may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account by completing the AIP Application which may be obtained from the Fund at (800) 441-7762, or online at www.blackrock.com/funds. The minimum pre-authorized investment amount is $50 per Fund.
Systematic Withdrawal Plan (“SWP”). Each BlackRock Funds Portfolio offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by calling the Fund or by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762.
For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders — Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.
Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the BlackRock Funds Portfolio or any Eligible Fund (which includes the Fund and other funds as designated by BRIL from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.
Institutional Shares
Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch, Barclays PLC or their respective affiliates, may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any Fund at any time.
Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.
Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.
DCC&S. Qualified Plans may be able to invest in shares of the BlackRock Funds Portfolios through the Defined Contribution Clearance and Settlement System (“DCC&S”) of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.
Distribution and/or Shareholder Servicing Plans
Each Fund has entered into a distribution agreement with BlackRock Investments, LLC (previously defined as the “Distributor”) under which the Distributor, as agent, offers shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business address is 40 East 52nd Street, New York, NY 10022. The Distributor is an affiliate of BlackRock.
Each Fund has adopted a shareholder servicing plan and/or a distribution plan or plans (in the case of Retirement Reserves, with respect to Class II shares only and with respect to Summit Cash Reserves with respect to Investor B Shares only) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the BBIF Funds is authorized to pay the Distributor a fee at an annual rate based on the average daily net asset value of Fund accounts maintained through the Distributor. Retirement Reserves pays the Distributor a fee at an annual rate based on the average daily net assets attributable to Class II shares maintained through the Distributor. The Distribution Plan for each class of shares of the BBIF Funds provides that the Funds pay the Distributor a service fee relating to the shares of the relevant class, accrued daily and paid monthly, at an annual rate based on the average daily net assets of a BBIF Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The service fee is not compensation for the administrative and operational services rendered to shareholders by affiliates of the Manager that are covered by any other agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which service and/or distribution fees are paid. The fee paid by each Fund other than Retirement Reserves and the BBIF Funds compensates the Distributor for providing, or arranging for the provision of, shareholder servicing and sales and promotional activities and services with respect to shares of each Fund. The Distributor then determines, based on a number of criteria, how to allocate such fee among financial advisers, selected dealers and affiliates of the Distributor. The fee paid by Retirement Reserves compensates the Distributor for the expenses associated with marketing activities and services related to Class II shares. The BBIF Distribution Plans for the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the Distributor a distribution fee based on the average daily net assets of the Fund attributable to the shares of the relevant class. These fees are set forth in the BBIF Fund Prospectus.
Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.
Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years of which should be stored in an easily accessible place.
Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the shareholder servicing and/or distribution expenditures paid to the Distributor. With respect to each Fund other than BlackRock Funds Portfolios, Retirement Reserves and Summit Cash Reserves, in the event that the aggregate payments received by the Distributor under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributor, the Distributor is required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration on a quarterly basis. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.
See Part I, Section V “Distribution Related Expenses” of each Fund’s SAI for information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund’s most recent fiscal year.
Limitations on the Payment of Asset Based Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of shares in the case of the BBIF Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (i) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (ii) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).
In the case of the BBIF Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a BBIF Fund will not make further payments of the distribution fee with respect to its shares; however, a BBIF Fund will continue to make payments of the service fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.
Other Distribution Arrangements. In the case of the BlackRock Funds Portfolios, the BlackRock Funds Portfolios and BlackRock have entered into distribution agreements with UBS AG whereby UBS AG may, in certain circumstances, sell shares of certain BlackRock Funds Portfolios in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of shares of a BlackRock Funds Portfolio will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%.
Other Compensation to Selling Dealers
BlackRock and certain of its affiliates may make payments relating to distribution and sales support activities out of its past profits or other sources available to it (and not as an additional charge to a Fund). From time to time, the Distributor, BlackRock or their affiliates may compensate affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-distribution and service plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from the Distributor’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.
As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, AXA Advisors, CCO Investment Services, Cetera Financial Group, Citigroup Global Markets, Inc., Commonwealth Equity Services (Commonwealth Financial Network), FSC Securities Corporation, Investacorp, Inc., JP Morgan, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Morgan Stanley Smith Barney, Northwestern Mutual Investment Services, LLC, Park Avenue Securities, PFS Investments, PNC Investments LLC, Raymond James, RBC Capital Markets, Royal Alliance Associates, SagePoint Financial, Santander Securities, LLC, Securities America, State Farm VP Management Corp., The Huntington Investment Co., Triad Advisors, Inc., UBS Financial Services, U.S. Bancorp Investments, Voya Financial Advisors, Inc., Voya Investments Distributor, LLC, Wells Fargo, Woodbury Financial Services, Inc. and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees). The level of payments made to these Service Organizations with respect to the Funds in any year will vary, may be limited to specific Funds or share classes, or may exclude the Funds entirely. In addition, from time to time BRIL, BlackRock or certain of their affiliates may make fixed dollar amount payments to certain Service Organizations listed above that are not based on the value of the shares sold to, or held by, the Service Organization’s customers and may be different for different Service Organizations.
In lieu of payments pursuant to the foregoing, the Distributor, BlackRock, PNC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.
If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Distributor, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.
BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank and certain of its affiliates fees for administration and servicing with respect to assets of the Funds attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds: 0.15% of net assets; certain fixed income funds: 0.20% of net assets; and certain equity funds: 0.25% of net assets.
Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Your Service Organization will provide you with specific information about any service fees you will be charged.
Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Shares of each Fund. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.
To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.
Redemption of Shares
Each Fund will normally redeem shares for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.
The value of the shareholder’s investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and income earned. In the case of Investor B Shares of Summit Cash Reserves, the redemption price will be reduced by any applicable CDSC.

If notice is received by the Fund’s transfer agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.
Redemption of Shares by All Funds except the BIF Funds, the BBIF Funds and the BlackRock Funds Portfolios
At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Fund’s transfer agent.
The right to redeem shares may be suspended for seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.
Methods of Redemption
All five methods set forth below apply to each Fund other than Retirement Reserves. Only the methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Fund’s transfer agent may require additional documents in connection with redemptions.
Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Fund’s transfer agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Fund’s transfer agent for payment, the Fund’s transfer agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Fund’s transfer agent upon request.
You will be subject to the transfer agent’s rules and regulations governing such checking accounts, including the right of the Fund’s transfer agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or a Fund’s transfer agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Fund’s transfer agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.
Federal Funds Redemption. If you maintain an account directly with the Fund’s transfer agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Fund’s transfer agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Fund’s transfer agent toll-free at 1-800-221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial adviser.
Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Fund’s transfer agent to the dealer.
Regular Redemption. If you hold shares with the Fund’s transfer agent you may redeem by writing to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486. Redemption requests that are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the transfer agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Exchange Act, whose existence and validity may be verified by the Fund’s transfer agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons in whose name(s) shares are recorded on the transfer agent’s register; (ii) the check is mailed to the stencil address of record on the transfer agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Fund’s transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Fund’s transfer agent of a proper redemption request.
You may also redeem shares held with the Fund’s transfer agent by calling 1-800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a Systematic Withdrawal Plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Funds’ transfer agent may temporarily suspend telephone transactions at any time.
Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money may redeem shares by writing directly to Merrill Lynch. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money should not send redemption requests to the Fund or to its transfer agent. If you inadvertently send the redemption request to the Fund or the Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.
Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure, which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.
Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to

Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.
If your account held directly with the Fund’s transfer agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund. Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.
U.S.A. Government Money has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Custodial Plan account.
BIF Funds — Redemption of Shares by CMA Service Subscribers
BIF Funds — Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service or other Merrill Lynch central asset account program, or the WCMA service created by securities transaction activity within the account or to satisfy debit balances created by card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Margin Lending Program will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the BIF Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.
Shares of each BIF Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.
BIF Funds — Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a BIF Fund in a Merrill Lynch securities account, you may redeem shares of a BIF Fund directly by writing to Merrill Lynch, which will submit your request to the Fund’s transfer agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or a Fund’s transfer agent. If you inadvertently send the request to a Fund or a Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by All Funds except the BIF Funds and the BBIF Funds — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their financial advisers. All redemptions of Fund shares will be confirmed to service subscribers in the monthly transaction statement.
BBIF Funds — Redemption of Shares by WCMA Service Subscribers
BBIF Funds — Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated BBIF Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Margin Lending Program service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the BBIF Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.
Shares of the BBIF Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the BBIF Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the Business Investor AccountSM (BIASM) Financial Service and Working Capital Management Account® (WCMA®) Financial Service Account Agreement Program Description Booklet.
From time to time, Merrill Lynch also may offer the BBIF Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the Program Description Booklet that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch financial adviser.
BBIF Funds — Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch financial adviser to provide the shareholder with a check. Redemption requests should not be sent to the BBIF Fund or its transfer agent. If inadvertently sent to the BBIF Fund or the Fund’s transfer agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch financial adviser.
All redemptions of BBIF Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.
BIF Funds — Redemption of Shares by Non-Service Subscribers
Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a BIF Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”
Shareholders maintaining an account directly with the Fund’s transfer agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a BIF Fund by submitting a written notice by mail directly to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Fund’s transfer agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications.

Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.
The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.
The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.
Participants in the WCMA service or certain other business account programs may be able to manually invest funds in certain BIF Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.
From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch financial adviser.
BlackRock Funds Portfolios — Redemption of Shares
Redemptions may be made in the manner and amounts described in the BlackRock Funds Portfolios’ Prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.
Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by BNY Mellon in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. See “Signature Guarantee” below.
Investor A shareholders of the Funds may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by the Fund’s transfer agent, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with the Fund’s transfer agent. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. The Bank of New York Mellon Corporation (“BONY”), as the investor’s agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a $15 service charge will be incurred. Checks may not be presented for cash payments at the offices of BONY. This limitation does not affect checks used for the payment of bills or cash at other banks. However, a shareholder cannot close an account by writing a checkwriting check.
Service Shares
Redemption of Shares. A BlackRock Funds Portfolio may redeem Service Shares if the account balance drops below the required minimum initial investment as the result of redemption requests and the shareholder does not increase the balance to at least the required minimum initial investment upon thirty days’ written notice. If a customer has agreed with an institution to maintain a minimum balance in his or her account with the institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Fund to the extent necessary to maintain the minimum balance required.
The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the Trust’s combination with The PNC Fund in 1996:
Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Fund and for the same account in which they held shares on that date through the procedures described in this section.
Payment of Redemption Proceeds. The Funds may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the Investment Company Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the Investment Company Act.
Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.
Under the Investment Company Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)
Each Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. Each Fund reserves the express right to redeem shares of each Fund involuntarily at any time if the Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.
Signature Guarantee. A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Shareholder Services
Shareholder Services for All Funds other than BIF Funds, BBIF Funds, Retirement Reserves and BlackRock Funds Portfolios
Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors. You can obtain more information about these services from each Fund by calling the telephone number on the cover page of the Part I of this SAI, or from the Distributor.
Investment Account
If your account is maintained at the Fund’s transfer agent (an “Investment Account”) you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Fund’s transfer agent. You may ascertain the number of shares in your Investment Account by calling the Fund’s transfer agent toll-free at 1-800-221-7210. The Fund’s transfer agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Fund’s transfer agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.
In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Fund’s transfer agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.
Fee-Based Programs
Fund shares may be held in certain fee-based programs offered by the Manager or its affiliates, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Fund’s transfer agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Fund’s transfer agent at 1-800-221-7210.
Automatic Investment Plans
If you maintain an account directly with the Fund’s transfer agent, each Fund offers an Automatic Investment Plan whereby the Fund’s transfer agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Fund’s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.
Accrued Monthly Payout Plan
The dividends paid by each Fund are generally reinvested automatically in additional shares. If you maintain an account at the Fund’s transfer agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Fund’s transfer agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Fund’s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.
Systematic Withdrawal Plans
If you maintain an account with the Fund’s transfer agent, you may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.
At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you, which may be a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Fund’s transfer agent or the Distributor. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.
Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which a shareholder has elected to make systematic withdrawals.
If your account is not maintained directly with the Fund’s transfer agent, you should contact your financial professional. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Investment Account. If you wish to receive a redemption by check, you should contact your financial professional.
Retirement and Education Accounts
Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”) are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available on request from your financial intermediary.
Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the accounts and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education account should review specific tax laws relating to the account and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such account.
Determination of Net Asset Value
Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchase and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation.
Under this method portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.
As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. Each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Fund;

however, there can be no assurance that a constant net asset value will be maintained for any Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.
Should that deviation exceed ½ of 1% for a Fund, the Fund’s Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, and utilizing a net asset value per share as determined by using available market quotations.
Each Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life of 120 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the Investment Company Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by a Fund’s Board.
Yield Information
Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.
The tax equivalent yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt, the BIF State Funds, BR State Funds and Municipal Money Market Portfolio is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt, the BIF State Funds, BR State Funds and Municipal Money Market Portfolio is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.
The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.
See Part I, Section VI “Yield Information” of each Fund’s SAI for recent seven-day yield information relating to your Fund.
On occasion, each Fund may compare its yield to (1) an industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the BIF Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future period.
A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance; a discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques; comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, to indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.
Portfolio Transactions
Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.
Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under each Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.
The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.
The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.
OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each money market Fund (each a “Money Market Portfolio”) intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Fund’s net asset values or net income.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Manager may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.
Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.
Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by BlackRock or its affiliates (collectively, “clients”) when one or more clients of BlackRock or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
See Part I, Section VIII “Portfolio Transactions” of each Fund’s SAI for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.
The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.
Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VIII “Portfolio Transactions” of each Fund’s SAI for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.
Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Dividends and Taxes
Dividends
Each Fund declares dividends daily. Dividends of each Fund are reinvested daily in additional shares of that Fund at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. For shareholders of the BIF Funds and the BBIF Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.
Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period. Net realized capital gains (including net short-term capital gain), if any, will be distributed by the Funds at least annually.
Retirement Accounts. Investment in certain Funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders set forth below is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.
Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether such earnings are classified as ordinary income or as capital gains). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA distributions, 25%) additional tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59½ unless one of the exceptions listed below applies.
Depending on the type of retirement plan, the exceptions to the early withdrawal penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).
For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includable in income if such distribution is made five or more years after the first tax year of contribution and the account holder either is age 59½ or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59½ unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.
Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which the transaction that caused the disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on the first day of such taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account, and would be taxed on the ordinary income and capital gain dividends paid by a Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the early withdrawal excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Taxes — General Treatment of Fund Shareholders.”
In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.
Qualified Tuition Program and ESAs. Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as set forth below is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.
Distributions from a Qualified Tuition Program account or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship.
If an education account becomes ineligible for the special tax treatment described above, the shareholder will be taxed currently on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Taxes — General Treatment of Fund Shareholders.”
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Plans and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.
Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax advisor with respect to the tax consequences of investing through such an account.
Taxes
Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net capital gain that is distributed to shareholders. Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for taxation at a reduced tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, distributions from a BIF Tax-Exempt Fund, BBIF Tax-Exempt, Municipal Money

Market Portfolio or a BR State Fund that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.
Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.
The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio and the BR State Funds, that pay exempt-interest dividends.
General Treatment of Fund Shareholders. Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular Federal income tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.
Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Each Fund will furnish its shareholders with a written statement reporting the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.
Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.
If the value of assets held by a Fund declines, the Trustees of the Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the exempt-interest dividends paid by BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio and BR State Funds, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.
A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends (“backup withholding”). Backup withholding may also be required on distributions paid by BBIF Tax-Exempt, a BIF Tax-Exempt Fund, Municipal Money Market Portfolio or a BR State Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gains from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates. However, this tax will not apply to certain amounts that are already excludable from gross income, such as interest on tax-exempt bonds.
Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning applicability of the United States withholding tax. Dividends derived by a RIC from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, with respect to taxable years of the RIC which begin before January 1, 2015, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to report such dividends as interest-related dividends or short-term capital gain dividends. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as consisting of qualified short term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders.
Legislation has been proposed to extend the expiration date for these provisions, but there can be no assurance at this time that such legislation will be enacted.
A 30% withholding tax is currently imposed on dividends and will be imposed on redemption proceeds paid after December 31, 2016 to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.
Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.
BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio, BR State Funds and Their Shareholders. The BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio and the BR State Funds intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and reported as exempt-interest dividends in a written statement furnished to the Fund’s shareholders.
Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio or the BR State Funds, will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio or one of the BR State Funds.
All or a portion of the BIF Tax-Exempt Funds’ and BBIF Tax-Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. In general, any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder. Such loss will be allowed, however, in the case of shares acquired in a Fund that declares exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly.
The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. BBIF Tax-Exempt, each BIF Tax-Exempt Fund, Municipal Money Market Portfolio and each BR State Fund will purchase such private activity bonds and will report to shareholders the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by BBIF Tax-Exempt, a BIF Tax-Exempt Fund, Municipal Money Market Portfolio or a BR State Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.
State Funds — State Taxes. Dividends paid by each BIF State Fund and each BR State Fund are subject to the tax laws of the specific state in which a shareholder resides. For a summary discussion of the state tax laws of the State in which the BIF State Fund or BR State Fund invests, please see Part I, Section X “State Fund Tax Summaries” of the applicable Fund’s SAI.

The Appendices to the BIF State Funds’ SAI and the BR State Funds’ SAI contain a general and abbreviated summary of the state tax laws relevant to each BIF State Fund or BR State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described in the appendices are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each BIF State Fund or BR State Fund should consult their tax advisors about other state and local tax consequences of investment in such BIF State Fund or such BR State Fund.
The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including BBIF Tax-Exempt, any of the BIF Tax-Exempt Funds, Municipal Money Market Portfolio or any of the BR State Funds) during the taxable year.
Master — Feeder Funds. In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified as a partnership for Federal income tax purposes. If applicable tax provisions should change, then the Board of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.
Proxy Voting Policies and Procedures
The Board of Trustees of each Fund has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of a real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is attached as Appendix B. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.
General Information
Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the BBIF Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and has exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust, as amended (the “Declaration”).
There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the BBIF Funds. Shares issued are fully-paid and non-assessable by each Fund.
A copy of the Declaration establishing each Fund, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.
Additional Information
Under a separate agreement, BlackRock has granted the Funds, as applicable, the right to use the “BlackRock” name and has reserved the right to withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock as investment adviser or to grant the use of such name to any other company.
See Part I, Section VIII “General Information” of each Fund’s SAI for other general information about your Fund.

APPENDIX A
DESCRIPTION OF BOND RATINGS
A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Description of Moody’s Long-Term Obligation Ratings
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are judged to be speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Hybrid Indicator (hyb)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Short-Term Obligation Ratings
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings
The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.
MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Description of Moody’s Demand Obligation Ratings
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.
VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of Standard & Poor’s, a Division of McGraw-Hill Financial (“Standard & Poor’s”), Issue Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation, and the promise we impute;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Long-Term Issue Credit Ratings*
AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Description of Standard & Poor’s Municipal Short-Term Note Ratings
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Standard & Poor’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
A designation of Not Rated or NR is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales
Fitch long-term obligations rating scales are as follows:
AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Notes: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Description of Fitch’s Short-Term Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
Fitch short-term ratings are as follows:
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B
BlackRock
U.S. Registered Funds
Open-End Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Adviser
February 27, 2015

I. INTRODUCTION
The Trustees/Directors (“Directors”) of the BlackRock Open-End Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.
Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.
BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.
BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.
BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.
II. PROXY VOTING POLICIES
A. Boards of Directors
The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.
B. Auditors
These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.
C. Compensation and Benefits
These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.
D. Capital Structure
These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
E. Corporate Charter and By-Laws
These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
F. Environmental and Social Issues
These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.
III. CONFLICTS MANAGEMENT
BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.
IV. REPORTS TO THE BOARD
BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

SAI-MM-0715

BLACKROCK FUNDSSM
PART C. OTHER INFORMATION
Item 28.    Exhibits.
Exhibit Number	Description
1	Articles of Incorporation
(a)	Declaration of Trust of the Registrant dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File No. 33-26305) (the “Registration Statement”) filed on January 27, 1998.
(b)	Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998.
(c)	Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998.
(d)	Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement filed on October 18, 1996.
(e)	Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998.
(f)	Certification of Classification of Shares dated September 15, 2008 is incorporated by reference to Exhibit 1(g) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.
(g)	Certification of Classification of Shares dated March 10, 2009 is incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.
(h)	Certification of Classification of Shares dated May 21, 2010 is incorporated herein by reference to Exhibit 1(h) of Post-Effective Amendment No. 134 to Registrant’s Registration Statement filed on May 25, 2010.
(i)	Certification of Classification of Shares dated November 16, 2010 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 163 to Registrant’s Registration Statement filed on April 29, 2011.
(j)	Certification of Classification of Shares dated September 23, 2011 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 186 to Registrant’s Registration Statement filed on September 29, 2011.
(k)	Certification of Classification of Shares dated May 15, 2012 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 219 to Registrant’s Registration Statement filed on May 15, 2012.
(l)	Certification of Classification of Shares dated July 31, 2012 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 259 to Registrant’s Registration Statement filed on December 21, 2012.
(m)	Certification of Classification of Shares dated September 21, 2012 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 259 to Registrant’s Registration Statement filed on December 21, 2012.
(n)	Certification of Classification of Shares dated March 11, 2013 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 282 to Registrant’s Registration Statement filed on March 13, 2013.
(o)	Certification of Classification of Shares dated April 25, 2013 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 295 to Registrant’s Registration Statement filed on May 16, 2013.
(p)	Certification of Classification of Shares dated June 28, 2013 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 302 to Registrant’s Registration Statement filed on July 9, 2013.

Exhibit Number	Description
(q)	Certification of Classification of Shares dated August 16, 2013 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 308 to Registrant’s Registration Statement filed on August 16, 2013.
(r)	Certification of Classification of Shares dated June 20, 2014 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 380 to Registrant’s Registration Statement filed on July 25, 2014.
(s)	Certification of Classification of Shares dated October 7, 2014 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 412 to Registrant’s Registration Statement filed on December 2, 2014.
(t)	Certification of Classification of Shares dated May 4, 2015 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 454 to Registrant’s Registration Statement filed on May 13, 2015.
(u)	Certification of Classification of Shares dated May 11, 2015 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 455 to Registrant’s Registration Statement filed on May 18, 2015.
(v)	Certification of Classification of Shares dated May 4, 2015 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 459 to Registrant’s Registration Statement filed on May 29, 2015.
(w)	Certification of Classification of Shares dated May 4, 2015 is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 465 to Registrant’s Registration Statement filed on June 8, 2015.
2	By-laws
(a)	Amended and Restated Code of Regulations of the Registrant, effective December 2008 is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.
3	Instruments Defining Rights of Security Holders
(a)	Sections V, VIII and IX of Registrant’s Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998; Article II of Registrant’s Code of Regulations is incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.
4	Investment Advisory Contracts.
(a)	Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC relating to existing Portfolios except Index Equity Portfolio is incorporated herein by reference to Exhibit 4(a) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement filed on October 13, 2006.
(b)	Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(c) of Post-Effective Amendment No. 110 to Registrant’s Registration Statement filed on September 24, 2008.
(c)	Form of Addendum No. 3 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(c) of Post-Effective Amendment No. 134 to Registrant’s Registration Statement filed on May 25, 2010.
(d)	Form of Addendum No. 4 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(d) of Post-Effective Amendment No. 163 to Registrant’s Registration Statement filed on April 29, 2011.
(e)	Form of Addendum No. 6 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(e) of Post-Effective Amendment No. 186 to Registrant’s Registration Statement filed on September 29, 2011.
(f)	Form of Addendum No. 7 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 259 to Registrant’s Registration Statement filed on December 21, 2012.
(g)	Form of Addendum No. 8 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 295 to Registrant’s Registration Statement filed on May 16, 2013.

Exhibit Number	Description
(h)	Form of Addendum No. 9 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 295 to Registrant’s Registration Statement filed on May 16, 2013.
(i)	Form of Investment Advisory Agreement between Registrant, on behalf of BlackRock India Fund, BlackRock India Fund (Mauritius) Limited and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(e) of Post-Effective Amendment No. 164 to Registrant’s Registration Statement filed on April 29, 2011.
(j)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Institutional Management Corporation with respect to the Money Market Portfolios is incorporated herein by reference to Exhibit 4(d) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement filed on October 13, 2006.
(k)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock International, Ltd. with respect to the International Opportunities Portfolio is incorporated herein by reference to Exhibit 4(e) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement filed on October 13, 2006.
(l)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. with respect to the Asset Allocation Portfolio, Global Opportunities Portfolio and BlackRock Global Long/Short Credit Fund is incorporated herein by reference to Exhibit 4(f) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement filed on October 13, 2006.
(m)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock World Gold Fund, BlackRock Global Long/Short Credit Fund and BlackRock Commodity Strategies Fund is incorporated herein by reference to Exhibit 4(h) of Post-Effective Amendment No. 144 to Registrant’s Registration Statement filed on January 28, 2011.
(n)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Fund Advisors with respect to BlackRock Emerging Markets Long/Short Equity Fund is incorporated herein by reference to Exhibit 4(l) of Post-Effective Amendment No. 188 to Registrant’s Registration Statement filed on October 6, 2011.
(o)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Fund Advisors with respect to BlackRock Global Long/Short Equity Fund is incorporated herein by reference to Exhibit 4(n) of Post-Effective Amendment No. 257 to Registrant’s Registration Statement filed on December 19, 2012.
(p)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. with respect to BlackRock Real Estate Securities Fund, BlackRock Multi-Asset Real Return Fund and BlackRock Strategic Risk Allocation Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 259 to Registrant’s Registration Statement filed on December 21, 2012.
(q)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Strategic Risk Allocation Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 259 to Registrant’s Registration Statement filed on December 21, 2012.
(r)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Hong Kong) Limited with respect to BlackRock China Fund, BlackRock India Fund and BlackRock Managed Volatility Portfolio is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 269 to Registrant’s Registration Statement filed on January 28, 2013.
(s)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited with respect to BlackRock Managed Volatility Portfolio is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 269 to Registrant’s Registration Statement filed on January 28, 2013.
(t)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Fund Advisors with respect to BlackRock Disciplined Small Cap Core Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 282 to Registrant’s Registration Statement filed on March 13, 2013.
(u)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Fund Advisors with respect to BlackRock Emerging Market Allocation Portfolio is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 295 to Registrant’s Registration Statement filed on May 16, 2013.

Exhibit Number	Description
(v)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Emerging Market Allocation Portfolio is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 295 to Registrant’s Registration Statement filed on May 16, 2013.
(w)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Asset Management North Asia Limited with respect to BlackRock Emerging Market Allocation Portfolio is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 295 to Registrant’s Registration Statement filed on May 16, 2013.
(x)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited with respect to BlackRock Emerging Market Allocation Portfolio is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 295 to Registrant’s Registration Statement filed on May 16, 2013.
(y)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Emerging Markets Dividend Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 308 to Registrant’s Registration Statement filed on August 16, 2013.
(z)	Form of Addendum No. 10 to Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 380 to Registrant’s Registration Statement filed on July 25, 2014.
(aa)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and Sub-Advisers with respect to the BlackRock Multi-Manager Alternative Strategies Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 380 to Registrant’s Registration Statement filed on July 25, 2014.
(bb)	Form of Addendum No. 11 to Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 412 to Registrant’s Registration Statement filed on December 2, 2014.
(cc)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Macro Themes Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 412 to Registrant’s Registration Statement filed on December 2, 2014.
(dd)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Real Estate Securities Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 450 to Registrant’s Registration Statement filed on April 29, 2015.
(ee)	Form of Sub Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited with respect to BlackRock Real Estate Securities Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 450 to Registrant’s Registration Statement filed on April 29, 2015.
(ff)	Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC with respect to BlackRock Midcap Index Fund, BlackRock MSCI World Index Fund and BlackRock MSCI Asia ex Japan Index Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 454 to Registrant’s Registration Statement filed on May 13, 2015.
(gg)	Appendix A to Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC with respect to BlackRock Midcap Index Fund, BlackRock MSCI World Index Fund and BlackRock MSCI Asia ex Japan Index Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 465 to Registrant’s Registration Statement filed on June 8, 2015.
(hh)	Form of Addendum No. 12 to Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC with respect to BlackRock Alternative Capital Strategies Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 455 to Registrant’s Registration Statement filed on May 18, 2015.
(ii)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Alternative Capital Strategies Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 455 to Registrant’s Registration Statement filed on May 18, 2015.
5	Underwriting Contracts

Exhibit Number	Description
(a)	Form of Distribution Agreement between Registrant and BlackRock Investments, LLC (formerly BlackRock Investments, Inc.) is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 111 to Registrant’s Registration Statement filed on January 28, 2009.
(b)	Exhibit A to Distribution Agreement between Registrant and BlackRock Investments, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 259 to Registrant’s Registration Statement filed on December 21, 2012.
(c)	Form of Cooperation Agreement among the Registrant, on behalf of All-Cap Energy & Resources Portfolio, BlackRock Advisors, LLC and UBS AG is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.
6	Bonus or Profit Sharing Contracts
(a)	None
7	Custodian Agreements
(a)	Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRock Funds and PFPC Trust Company is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on November 3, 2004.
(b)	Custody Agreement dated October 12, 2011 between BlackRock Funds and The Bank of New York Mellon is incorporated herein by reference to Exhibit 7(b) of Post-Effective Amendment No. 387 to Registrant’s Registration Statement filed on September 29, 2014.
(c)	Reserved
(d)	Reserved
(e)	Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on February 13, 1998.
(f)	Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998.
(g)	Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 110 to Registrant’s Registration Statement filed on September 24, 2008.
(h)	Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on February 13, 1998.
(i)	Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on February 13, 1998.
(j)	Subcustodial Services Agreement dated October 1, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on January 28, 1997.
8	Other Material Contracts
(a)	Form of Administration Agreement dated January 1, 2015 between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 333-142592), filed on January 28, 2015.
(b)	Form of Administration and Accounting Services Agreement dated June 25, 2010 between Registrant and BNY Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of BlackRock Capital Appreciation Fund, Inc. (File No. 33-47875), filed on January 28, 2013.

Exhibit Number	Description
(c)	Form of Administrative Services Agreement dated December 29, 2000 between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of BlackRock Focus Growth Fund, Inc. (formerly Merrill Lynch Focus Twenty Fund, Inc.) (File No. 333-89775), filed on March 20, 2001.
(d)	Form of Transfer Agency and Shareholder Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Series Fund, Inc. (File No. 2-69062), filed on April 18, 2014.
(e)	Share Acquisition Agreement dated April 29, 1998 by and among Registrant and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit 9(l) of Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on April 29, 1998.
(f)	Form of Sixth Amended and Restated Expense Limitation Agreement by and between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(e) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of BBIF Government Securities Fund (File No. 333-99395), filed on July 27, 2015.
(g)	Form of Amended and Restated Shareholders’ Administrative Services Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(g) of Post-Effective Amendment No. 450 to Registrant’s Registration Statement filed on April 29, 2015.
(h)	Form of Second Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties is incorporated herein by reference to an Exhibit of Amendment No. 67 to the Registration Statement on Form N-1A of Master Investment Portfolio (File No. 811-08162), filed on April 29, 2015.
(i)	Form of Third Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC is incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 41 of the Registration Statement on Form N-1A of BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust (File No. 2-96581) filed on January 26, 2015.
(j)	Form of Investment Advisory Agreement between BlackRock Cayman Emerging Market Allocation Fund, Ltd. and BlackRock Advisors, LLC with respect to BlackRock Cayman Emerging Market Allocation Fund, Ltd. is incorporated by reference to an Exhibit of Post-Effective Amendment No. 295 to Registrant’s Registration Statement filed on May 16, 2013.
(k)	Form of Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock Cayman Multi-Manager Alternatives Fund Ltd. is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 380 to Registrant’s Registration Statement filed on July 25, 2014.
(l)	Form of Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock Cayman Macro Themes Fund, Ltd. is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 412 to Registrant’s Registration Statement filed on December 2, 2014.
9	Legal Opinion
(a)	None
10	Other Opinions
(a)	Consent of Independent Registered Public Accounting Firm is filed herewith.
11	Omitted Financial Statements
(a)	None
12	Initial Capital Agreements

Exhibit Number	Description
(a)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes A-1, B-1, C-1, D-2, E-2, F-2, G-2, H-2, I-1, I-2, J-1, J-2, K-2, L-2, M-2, N-2, O-2, P-2, D-1, E-1, F-1, G-1, H-1, K-1, L-1, M-1, N-1, O-1, P-1, A-2, B-2, C-2, I-2, J-2, A-3, B-3, C-3, D-3, E-3, F-3, G-3, H-3, I-3, J-3, K-3, L-3, M-3, N-3, O-3, P-3, Q-1, Q-2, Q-3, R-1, R-2, R-3, S-1, S-2, S-3, T-1, T-2, T-3, U-1, U-2, U-3, A-4, D-4, E-4, F-4, G-4, H-4, K-4, L-4, M-4, N-4, O-4, P-4, R-4, S-4, T-4, U-4, W-4, X-4, Y-4, V-1, V-2, V-3, W-1, W-2, W-3, X-1, X-2, X-3, Y-1, Y-2, Y-3, Z-1, Z-2, Z-3, AA-1, AA-2, AA-3, AA-4, AA-5, BB-1, BB-2, BB-3, BB-4, BB-5, CC-3, A-5, B-4, B-5, C-4, C-5, I-4, I-5, J-4, J-5, Q-4, Q-5, V-4, V-5, Z-4, Z-5, X-1, X-3, D-5, E-5, F-5, G-5, H-5, K-5, L-5, M-5, N-5, O-5, P-5, R-5, S-5, T-5, U-5, W-5, X-5, Y-5, DD-1, DD-2, DD-3, DD-4, DD-5, EE-1, EE-2, EE-3, EE-4, EE-5, R-6, BB-6, FF-3, GG-3, HH-1, HH-2, HH-3, HH-4, HH-5, II-1, II-2, II-3, II-4, II-5, S-6, JJ-1, JJ-2, JJ-3, JJ-4, JJ-5, KK-1, KK-2, KK-3, KK-4, KK-5, LL-1, LL-2, LL-3, LL-4 and LL-5 is incorporated herein by reference to Exhibit (13)(a) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on February 13, 1998.
(b)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes MM-1, MM-2, MM-3, MM-4, MM-5 and MM-6 is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 37 to Registrant’s Registration Statement filed on August 7, 1998.
(c)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Class NN-3 is incorporated herein by reference to Exhibit 12(c) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on June 11, 1999.
(d)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes A-7 and C-7 is incorporated herein by reference to Exhibit 12(d) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement filed on August 6, 1999.
(e)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes OO-1, OO-2, OO-3, OO-4 and OO-5 is incorporated herein by reference to Exhibit 12(e) of Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on May 10, 2000.
(f)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes PP-1, PP-2, PP-3, PP-4 and PP-5, QQ-1, QQ-2, QQ-3, QQ-4, QQ-5 and U-6 is incorporated herein by reference to Exhibit 12(f) of Post-Effective Amendment No. 55 to Registrant’s Registration Statement filed on June 6, 2000.
(g)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Class RR-3 is incorporated herein by reference to Exhibit 12(g) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement filed on August 16, 2000.
(h)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes SS-1, SS-2, SS-3, SS-4 and SS-5 is incorporated herein by reference to Exhibit 12(h) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement filed on November 14, 2000.
(i)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes TT-1, TT-2, TT-3, TT-4, TT-5 and TT-6 is incorporated herein by reference to Exhibit 12(i) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement filed on November 14, 2000.
(j)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class UU-1, UU-2, UU-3, UU-4 and UU-5 is incorporated herein by reference to Exhibit 12(j) of Post-Effective Amendment No. 60 to Registrant’s Registration Statement filed on November 14, 2001.
(k)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class H-6 is incorporated herein by reference to Exhibit 12(k) of Post-Effective Amendment No. 63 to Registrant’s Registration Statement filed on September 26, 2002.
(l)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class JJ-6 is incorporated herein by reference to Exhibit 12(l) of Post-Effective Amendment No. 64 to Registrant’s Registration Statement filed on September 30, 2002.
(m)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes G-6, O-6 and X-6 is incorporated herein by reference to Exhibit 12(m) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement filed on November 27, 2002.
(n)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes VV-1, VV-2, VV-3, VV-6, WW-1, WW-2, WW-3, and WW-6 is incorporated herein by reference to Exhibit 12(n) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement filed on February 11, 2004.

Exhibit Number	Description
(o)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class P-6 is incorporated herein by reference to Exhibit 12(o) of Post-Effective Amendment No. 76 to Registrant’s Registration Statement filed on April 8, 2004.
(p)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class W-6 is incorporated herein by reference to Exhibit 12(p) of Post-Effective Amendment No. 77 to Registrant’s Registration Statement filed on May 18, 2004.
(q)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes XX-1, XX-2, XX-3, XX-4, XX-5, XX-6, YY-1, YY-2, YY-3, YY-4, YY-5 and YY-6 is incorporated herein by reference to Exhibit 12(q) of Post-Effective Amendment No. 79 to Registrant’s Registration Statement filed on June 18, 2004.
(r)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes ZZ-1, ZZ-2, ZZ-3, ZZ-4 and ZZ-5 is incorporated herein by reference to Exhibit 12(r) of Post-Effective Amendment No. 82 to Registrant’s Registration Statement filed on August 24, 2004.
(s)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class X-1 is incorporated herein by reference to Exhibit 12(s) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement filed on October 27, 2004.
(t)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes AAA-6, BBB-1, BBB-2, BBB-3, BBB-4, BBB-5, CCC-1, CCC-2, CCC-3, CCC-4, CCC-5, EEE-1, EEE-2, EEE-3, EEE-4, EEE-5, EEE-6, EEE-8, FFF-1, FFF-2, FFF-3, FFF-4, FFF-5, GGG-1, GGG-2, GGG-3, GGG-4 and GGG-5 is incorporated herein by reference to Exhibit 12(t) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on November 3, 2004.
(u)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes HHH-1, HHH-2, HHH-3, HHH-4, HHH-5 and HHH-6 is incorporated herein by reference to Exhibit 12(u) of Post-Effective Amendment No. 87 to Registrant’s Registration Statement filed on November 19, 2004.
(v)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes III-1, III-2, III-3, III-4 and III-5 is incorporated herein by reference to Exhibit 12(v) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement filed on January 27, 2006.
(w)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes JJJ-2, JJJ-3, JJJ-6 and JJJ-13 is incorporated herein by reference to Exhibit 12(w) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement filed on October 13, 2006.
(x)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes X-3, R-8, R-9, X-9, MM-9, R-10, R-11, X-11, MM-11, R-12 and R shares of certain Portfolios is incorporated herein by reference to Exhibit 12(x) of Post-Effective Amendment No. 97 to Registrant’s Registration Statement filed on September 19, 2006.
(y)	Form of Purchase Agreement between Registrant and BlackRock Investments, LLC (formerly BlackRock Investments, Inc.) relating to the International Diversification Fund is incorporated herein by reference to Exhibit 12(a) of Post-Effective Amendment No. 110 to Registrant’s Registration Statement filed on September 24, 2008.
(z)	Form of Purchase Agreement between Registrant and BlackRock Investments, LLC relating to BlackRock World Gold Fund is incorporated herein by reference to Exhibit 12(z) of Post-Effective Amendment No. 135 to Registrant’s Registration Statement filed on July 29, 2010.
(aa)	Form of Purchase Agreement between Registrant and BlackRock Investments, LLC relating to BlackRock China Fund incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 163 to Registrant’s Registration Statement filed on April 29, 2011.
(bb)	Form of Purchase Agreement between Registrant and BlackRock Investments, LLC relating to BlackRock India Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 163 to Registrant’s Registration Statement filed on April 29, 2011.

Exhibit Number	Description
(cc)	Form of Purchase Agreement between Registrant and BlackRock Investments, LLC relating to BlackRock Global Long/Short Credit Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 186 to Registrant’s Registration Statement filed on September 29, 2011.
(dd)	Form of Purchase Agreement between Registrant and BlackRock Investments, LLC relating to BlackRock Commodity Strategies Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 187 to Registrant’s Registration Statement filed on September 29, 2011.
(ee)	Form of Purchase Agreement between Registrant and BlackRock Investments, LLC relating to BlackRock Emerging Markets Long/Short Equity Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 188 to Registrant’s Registration Statement filed on October 6, 2011.
(ff)	Form of Purchase Agreement between Registrant and BlackRock Investments, LLC relating to BlackRock Real Estate Securities Fund is incorporated by reference to an Exhibit of Post-Effective Amendment No. 298 to Registrant’s Registration Statement filed on May 31, 2013.
(gg)	Form of Purchase Agreement between Registrant and BlackRock Investments, LLC relating to BlackRock Short-Term Treasury Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 241 to Registrant’s Registration Statement filed on October 15, 2012.
(hh)	Form of Purchase Agreement between Registrant and BlackRock Investments, LLC relating to BlackRock Short Obligations Fund and BlackRock Ultra-Short Obligations Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 243 to Registrant’s Registration Statement filed on November 2, 2012.
(ii)	Form of Purchase Agreement between Registrant and BlackRock Holdco 2, Inc. relating to BlackRock Global Long/Short Equity Fund is incorporated by reference to Exhibit 12(ii) of Post-Effective Amendment No. 257 to Registrant’s Registration Statement filed on December 19, 2012.
(jj)	Form of Purchase Agreement between Registrant and BlackRock Holdco 2, Inc. relating to BlackRock Multi-Asset Real Return Fund is incorporated by reference to Exhibit 12(jj) of Post-Effective Amendment No. 258 to Registrant’s Registration Statement filed on December 21, 2012.
(kk)	Form of Purchase Agreement between Registrant and BlackRock Holdco 2, Inc. relating to BlackRock Strategic Risk Allocation Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 259 to Registrant’s Registration Statement filed on December 21, 2012.
(ll)	Form of Purchase Agreement between Registrant and BlackRock Holdco 2, Inc. relating to BlackRock Disciplined Small Cap Core Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 282 to Registrant’s Registration Statement filed on March 13, 2013.
(mm)	Form of Purchase Agreement between Registrant and BlackRock Holdco 2, Inc. relating to BlackRock Emerging Market Allocation Portfolio is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 295 to Registrant’s Registration Statement filed on May 16, 2013.
(nn)	Form of Purchase Agreement between Registrant and BlackRock Holdco 2, Inc. relating to BlackRock Multi-Manager Alternative Strategies Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 380 to Registrant’s Registration Statement filed on July 25, 2014.
(oo)	Form of Purchase Agreement between Registrant and BlackRock Holdco 2, Inc. relating to BlackRock Macro Themes Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 412 to Registrant’s Registration Statement filed on December 2, 2014.
(pp)	Form of Purchase Agreement between Registrant and BlackRock Holdco 2, Inc. relating to BlackRock Midcap Index Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 454 to Registrant’s Registration Statement filed on May 13, 2015.
(qq)	Form of Purchase Agreement between Registrant and BlackRock Holdco 2, Inc. relating to BlackRock Alternative Capital Strategies Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 455 to Registrant’s Registration Statement filed on May 18, 2015.
(rr)	Form of Purchase Agreement between Registrant and BlackRock Holdco 2, Inc. relating to BlackRock MSCI World Index Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 459 to Registrant’s Registration Statement filed on May 29, 2015.

Exhibit Number	Description
(ss)	Form of Purchase Agreement between Registrant and BlackRock Holdco 2, Inc. relating to BlackRock MSCI Asia ex Japan Index Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 465 to Registrant’s Registration Statement filed on June 8, 2015.
13	Rule 12b-1 Plan.
(a)	Form of Distribution and Service Plan for Institutional, Service, Investor A, Investor B, Investor C, Hilliard Lyons, R and BlackRock Shares is incorporated herein by reference to Exhibit 13(a) to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement filed on January 28, 2009.
(b)	Form of Exhibit A to Distribution and Service Plan is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 259 to Registrant’s Registration Statement filed on December 21, 2012.
14	Rule 18f-3 Plan.
(a)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit 14(a) of Post-Effective Amendment No. 241 to Registrant’s Registration Statement filed on October 15, 2012.
15	Reserved
16	Codes of Ethics.
(a)	Code of Ethics of BlackRock Funds is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Value Opportunities Fund, Inc. (File No. 2-60836), filed on July 28, 2014.
(b)	Code of Ethics of BlackRock Investments, LLC (formerly BlackRock Investments, Inc.) is incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Value Opportunities Fund, Inc. (File No. 2-60836), filed on July 28, 2014.
(c)	Code of Ethics of BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Value Opportunities Fund, Inc. (File No. 2-60836), filed on July 28, 2014.
99	Power of Attorney.
(a)	Power of Attorney is incorporated herein by reference to an Exhibit to Post-Effective Amendment No. 173 of the Registration Statement on Form N-1A of BlackRock Funds III (File No. 33-54126), filed on April 29, 2015.

Item 29.    Persons Controlled by or under Common Control with the Fund.
The Registrant does not control and is not under common control with any other person.
Item 30.    Indemnification.
Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated by reference herein as Exhibit 5(a). Indemnification of Registrant’s Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement incorporated by reference herein as Exhibit 7(a), Section 12 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 8(c) and Section 9 of the Administration Agreement incorporated by reference herein as Exhibit 8(k). Registrant intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant’s Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:
Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.
The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Section 9.6 of the Registrant’s Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:
Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.
Item 31.    Business and Other Connections of the Investment Advisers.
(a) BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).
(b) BlackRock International Limited (formerly BlackRock International, Ltd. and prior to that Castle International Asset Management Limited) (“BIL”). The information required by this Item 31 about officers and directors of BIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).
(c) BlackRock Fund Advisors (“BFA”). The information required by this Item 31 about officers and directors of BFA, together with information as to any other business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV, filed by BFA pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-22609).
(d) BlackRock Asset Management North Asia Limited (“BNA”) is a wholly-owned subsidiary of BlackRock, Inc. BNA currently offers investment advisory services to pooled investment vehicles, corporations or other businesses and government agencies or quasi-government agencies. The information required by this Item 31 about officers and directors of BNA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BNA pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-77343).
(e) BlackRock (Singapore) Limited (“BRS”) is a wholly-owned subsidiary of BlackRock, Inc. BRS currently offers investment advisory services to pooled investment vehicles, state or municipal government entities and insurance companies. The information required by this Item 31 about officers and directors of BRS, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BRS pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-76926).

(f) Benefit Street Partners, LLC (“Benefit Street Partners”). The information required by this Item 31 about officers and directors of Benefit Street Partners, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Benefit Street Partners pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-72843).
(g) LibreMax Capital, LLC (“LibreMax”). The information required by this Item 31 about officers and directors of LibreMax, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by LibreMax pursuant to the Investment Advisers Act of 1940 (SEC File No. 801- 72148).
(h) MeehanCombs LP (“MeehanCombs”). The information required by this Item 31 about officers and directors of MeehanCombs, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by MeehanCombs pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-77404).
(i) QMS Capital Management LP (“QMS”). The information required by this Item 31 about officers and directors of QMS, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by QMS pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-79593).
(j) Achievement Asset Management LLC (“AAM”). The information required by this Item 31 about officers and directors of AAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by AAM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-66095).
(k) Ionic Capital Management LLC (“Ionic”). The information required by this Item 31 about officers and directors of Ionic, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Ionic pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-72188).
Item 32.    Principal Underwriters.
(a) BlackRock Investments, LLC (“BRIL”) acts as the principal underwriter or placement agent, as applicable, for each of the following open-end registered investment companies, including the Registrant:
BBIF Government Securities Fund
BBIF Money Fund
BBIF Tax-Exempt Fund
BBIF Treasury Fund
BIF Government Securities Fund
BIF Money Fund
BIF Multi-State Municipal Series Trust
BIF Tax-Exempt Fund
BIF Treasury Fund
BlackRock Allocation Target Shares
BlackRock Balanced Capital Fund, Inc.
BlackRock Basic Value Fund, Inc.
BlackRock Bond Fund, Inc.
BlackRock California Municipal Series Trust
BlackRock Capital Appreciation Fund, Inc.
BlackRock CoRI Funds
BlackRock Emerging Markets Fund, Inc.
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Financial Institutions Series Trust
BlackRock Focus Growth Fund, Inc.
BlackRock Funds
BlackRock Funds II
BlackRock Funds III
BlackRock Global Allocation Fund, Inc.
BlackRock Global SmallCap Fund, Inc.
BlackRock Index Funds, Inc.
BlackRock Large Cap Series Funds, Inc.
BlackRock Latin America Fund, Inc.
BlackRock Liquidity Funds
BlackRock Long-Horizon Equity Fund
BlackRock Master LLC
BlackRock Mid Cap Value Opportunities Series, Inc.
BlackRock Multi-State Municipal Series Trust
BlackRock Municipal Bond Fund, Inc.
BlackRock Municipal Series Trust
BlackRock Natural Resources Trust
BlackRock Pacific Fund, Inc.
BlackRock Series Fund, Inc.
BlackRock Series, Inc.
BlackRock Value Opportunities Fund, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock World Income Fund, Inc.
FDP Series, Inc.
Funds for Institutions Series
iShares, Inc.
iShares MSCI Russia Capped ETF, Inc.
iShares Trust
iShares U.S. ETF Trust
Managed Account Series
Master Basic Value LLC
Master Bond LLC
Master Focus Growth LLC
Master Government Securities LLC

Master Institutional Money Market LLC
Master Investment Portfolio
Master Large Cap Series LLC
Master Money LLC
Master Tax-Exempt LLC
Master Treasury LLC
Master Value Opportunities LLC
Quantitative Master Series LLC
Ready Assets Prime Money Fund
Ready Assets U.S.A. Government Money Fund
Ready Assets U.S. Treasury Money Fund
Retirement Series Trust
BRIL also acts as the distributor for the following closed-end registered investment companies:
BlackRock Corporate High Yield Fund, Inc.
BlackRock Debt Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Limited Duration Income Trust
BlackRock Preferred Partners LLC
BRIL provides numerous financial services to BlackRock-advised funds and is the distributor of BlackRock’s open-end funds. These services include coordinating and executing Authorized Participation Agreements, preparing, reviewing and providing advice with respect to all sales literature and responding to Financial Industry Regulatory Authority comments on marketing materials.
(b) Set forth below is information concerning each director and officer of BRIL. The principal business address of each such person is 40 East 52nd Street, New York, New York 10022.
Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Robert Fairbairn	Chairman and Member, Board of Managers, Chief Executive Officer and Senior Managing Director	None
Anne Ackerley	Managing Director	None
Matthew Mallow	General Counsel and Senior Managing Director	None
Russell McGranahan	Secretary and Managing Director	None
Ned Montenecourt	Chief Compliance Officer and Director	None
Saurabh Pathak	Chief Financial Officer and Director	None
Francis Porcelli	Managing Director and Member, Board of Managers	None
Brenda Sklar	Managing Director	None
Lisa Hill	Managing Director	None
Joseph Craven	Managing Director	None
Terri Slane	Director and Assistant Secretary	None
Chris Nugent	Director	None
Melissa Walker	Vice President and Assistant Secretary	None
Richard Prager	Member, Board of Managers	None
Christopher Vogel	Member, Board of Managers	None

(c) Not applicable.
Item 33.    Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:
(a) Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.
(b) BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022 (records relating to its functions as distributor and placement agent, as applicable).
(c) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser and co-administrator).
(d) BlackRock Financial Management, Inc., 55 East 52nd Street, New York, New York 10055 (records relating to its functions as investment adviser and former sub-adviser).

(e) BlackRock International Limited, Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom (records relating to its functions as sub-adviser).
(f) BlackRock Investment Management, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455 (records relating to its functions as former sub-adviser).
(g) BlackRock Fund Advisors, 400 Howard Street, San Francisco, California 94105 (records relating to its functions as sub-adviser).
(h) BlackRock (Hong Kong) Limited, 16/F Cheung Kong Center, 2 Queen’s Road Central, Hong Kong, China (records relating to its functions as former sub-adviser).
(i) BlackRock Asset Management North Asia Limited, 16/F Cheung Kong Center, 2 Queen’s Road Central, Hong Kong, China (records relating to its functions as sub-adviser).
(j) BlackRock (Singapore) Limited, 20 Anson Road, #18-01, 079912 Singapore (records relating to its functions as sub-adviser).
(k) BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent, dividend disbursing agent and accounting services provider).
(l) State Street Bank and Trust Company, 100 Summer Street, Boston, Massachusetts 02110 (records relating to its functions as co-administrator, accounting services provider and custodian).
(m) The Bank of New York Mellon, One Wall Street, New York, New York 10286 (records relating to its functions as custodian).
(n) The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019 (records relating to its functions as sub-custodian).
(o) Citibank, N.A., 111 Wall Street, 23rd Floor, Zone 6, New York, New York 10043 (records relating to its functions as sub-custodian).
(p) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (Registrant’s declaration of trust, code of regulations and minute books).
(q) Benefit Street Partners, LLC, 9 West 57th Street, Suite 4700, New York, New York 10019 (records relating to its functions as sub-adviser).
(r) Loeb King Capital Management, 125 Broad Street, 14th Floor, New York, New York 10004 (records relating to its functions as former sub-adviser).
(s) Independence Capital Asset Partners, LLC, 1400 16th Street, Suite 520, Denver, Colorado 80202 (records relating to its functions as former sub-adviser).
(t) LibreMax Capital, LLC, 600 Lexington Avenue, 19th Floor, New York, New York 10022 (records relating to its functions as sub-adviser).
(u) MeehanCombs LP, 40 Signal Road, Suite 3, Stamford, Connecticut 06902 (records relating to its functions as sub-adviser).
(v) Achievement Asset Management LLC, 141 W. Jackson Boulevard, Suite 700, Chicago, Illinois 60604 (records relating to its functions as sub-adviser).
(w) QMS Capital Management LP, 240 Leigh Farm Road, Suite 230, Durham, North Carolina 27707 (records relating to its functions as sub-adviser).
(x) Ionic Capital Management LLC, 475 Fifth Avenue, 9th Floor, New York, New York 10017 (records relating to its functions as sub-adviser).
Item 34.    Management Services.
None.
Item 35.    Undertakings.
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on July 27, 2015.
BLACKROCK FUNDSSM (Registrant)
on behalf of BlackRock Money Market Portfolio,
BlackRock U.S. Treasury Money Market Portfolio,
BlackRock Municipal Money Market Portfolio,
BlackRock New Jersey Municipal Money Market Portfolio,
BlackRock North Carolina Municipal Money Market Portfolio,
BlackRock Ohio Municipal Money Market Portfolio,
BlackRock Pennsylvania Municipal Money Market Portfolio and
BlackRock Virginia Municipal Money Market Portfolio
By:	/s/ John M. Perlowski
(John M. Perlowski, President and Chief Executive Officer)
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ John M. Perlowski (John M. Perlowski)	President and Chief Executive Officer (Principal Executive Officer)	July 27, 2015
/s/ Neal J. Andrews (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 27, 2015
David O. Beim* (David O. Beim)	Trustee
Collette Chilton* (Collette Chilton)	Trustee
Frank J. Fabozzi* (Frank J. Fabozzi)	Trustee
Dr. Matina S. Horner* (Dr. Matina S. Horner)	Trustee
Rodney D. Johnson* (Rodney D. Johnson)	Trustee
Herbert I. London* (Herbert I. London)	Trustee
Cynthia A. Montgomery* (Cynthia A. Montgomery)	Trustee
Joseph P. Platt* (Joseph P. Platt)	Trustee

Signature	Title	Date
Robert C. Robb, Jr.* (Robert C. Robb, Jr.)	Trustee
Toby Rosenblatt* (Toby Rosenblatt)	Trustee
Mark Stalnecker* (Mark Stalnecker)	Trustee
Kenneth L. Urish* (Kenneth L. Urish)	Trustee
Frederick W. Winter* (Frederick W. Winter)	Trustee
Barbara G. Novick* (Barbara G. Novick)	Trustee
*By: /s/ Benjamin Archibald (Benjamin Archibald, Attorney-In-Fact)		July 27, 2015

EXHIBIT INDEX
Exhibit Number		Description

10(a)	—	Consent of Independent Registered Public Accounting Firm.